UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 through December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2012 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. small-cap stocks outperformed the broader U.S. stock market, as the Russell 2000 Index returned 7.20%. U.S. small-cap value stocks outperformed U.S. small-cap growth stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.34%
Russell 2000 Growth Index	5.31%

Net Assets as of 12/31/2012 (In Thousands)	$366,274

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the producer durables and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Emeritus Corp. and Acadia Healthcare Co., Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment, benefited from better-than-expected earnings. Shares of Emeritus Corp., an operator of senior living communities, benefited as investors reacted positively to the company’s acquisition of Nurse on Call. Shares of Acadia Healthcare Co., Inc., a provider of inpatient healthcare facilities, benefited from the company’s increased earnings.

Individual detractors from relative performance included the Fund’s positions in ServiceSource International, Inc., Bazaarvoice, Inc. and Boingo Wireless, Inc. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of Bazaarvoice, Inc., a provider of social commerce solutions, declined following the resignation of the company’s chief executive officer. Shares of Boingo Wireless, Inc. declined after the software and programming company provided a disappointing outlook for its third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the consumer discretionary sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acadia Healthcare Co., Inc.	1.6%
2.	Emeritus Corp.	1.6
3.	Rush Enterprises, Inc.	1.5
4.	Dril-Quip, Inc.	1.5
5.	Old Dominion Freight Line, Inc.	1.5
6.	Carlisle Cos., Inc.	1.4
7.	Trex Co., Inc.	1.4
8.	Acuity Brands, Inc.	1.4
9.	Dealertrack Technologies, Inc.	1.4
10.	OpenTable, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.1%
Industrials	22.5
Health Care	21.1
Consumer Discretionary	13.1
Financials	9.3
Energy	5.8
Consumer Staples	1.4
Telecommunication Services	0.9
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		6.34%	11.87%	0.56%	7.94%
With Sales Charge**		0.77	6.00	(0.52)	7.36
CLASS B SHARES	5/19/97
Without CDSC		6.06	11.33	(0.01)	7.42
With CDSC***		1.06	6.33	(0.41)	7.42
CLASS C SHARES	1/7/98
Without CDSC		6.08	11.35	0.00	7.32
With CDSC****		5.08	10.35	0.00	7.32
SELECT CLASS SHARES	4/5/99	6.51	12.29	0.94	8.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.47%
Russell 2000 Index	7.20%

Net Assets as of 12/31/2012 (In Thousands)	$432,236

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the retail and finance sectors was the primary contributor to relative performance. The Fund’s stock selection in the semiconductors and real estate investment trusts (REITs) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Ocwen Financial Corp. and JDA Software Group, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of Ocwen Financial Corp., which provides loan servicing for residential and commercial mortgages, benefited as the U.S. housing market showed signs of recovery. Shares of JDA Software Group, Inc., a provider of enterprise software solutions, increased after the company was acquired by RedPrairie.

Individual detractors from relative performance included the Fund’s positions in Bridgepoint Education, Inc., Skyworks Solutions, Inc. and GT Advanced Technologies, Inc. Shares of Bridgepoint Education, Inc., a provider of postsecondary education services, declined following the announcement of a class action lawsuit against the company. Shares of Skyworks Solutions, Inc., which provides analog and mixed signal semiconductors that are used in many Apple products, declined on concerns about disappointing sales for the iPhone 5. Shares of GT Advanced Technologies, Inc. declined after the semiconductor manufacturer lowered its expectations for its fiscal 2012 earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deluxe Corp.	1.1%
2.	Omega Healthcare Investors, Inc.	1.0
3.	Alaska Air Group, Inc.	1.0
4.	Ocwen Financial Corp.	0.9
5.	Wabtec Corp.	0.9
6.	Conn’s, Inc.	0.9
7.	Portland General Electric Co.	0.9
8.	AmSurg Corp.	0.9
9.	Cabela’s, Inc.	0.9
10.	Cooper Tire & Rubber Co.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.5%
Industrials	15.7
Consumer Discretionary	14.6
Information Technology	14.1
Health Care	12.8
Energy	5.6
Materials	5.4
Utilities	3.1
Consumer Staples	2.6
Others (each less than 1.0%)	0.7
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	10.47%	19.79%	4.07%	8.65%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.14%
Russell 2000 Index	7.20%

Net Assets as of 12/31/2012 (In Thousands)	$2,363,434

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the materials and processing and financial services sectors was the main detractor from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the health care sector and stock selection and overweight versus the Benchmark in the consumer discretionary sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Active Network, Inc., MICROS Systems, Inc. and Zillow, Inc. Shares of Active Network, Inc. declined after the software and programming company lowered its expectations for its fourth-quarter revenues. Shares of MICROS Systems, Inc., a software and programming company, declined due to concerns about the company’s change to its senior management team. Shares of Zillow, Inc. declined after the real estate operations company provided a disappointing outlook for its fourth quarter and 2012 earnings.

Individual contributors to relative performance included the Fund’s positions in Coventry Health Care, Inc., Jarden Corp. and Patterson-UTI Energy, Inc. Shares of Coventry Health Care, Inc. increased after Aetna entered into an agreement to acquire the insurance company. Shares of Jarden Corp. benefited from the consumer products company’s increasing sales. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, benefited from investors’ improving outlook about the company’s position in the natural gas market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight versus the Benchmark during the reporting period was in the consumer discretionary sector. The Fund’s largest underweight versus the Benchmark was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	3.0%
2.	Waste Connections, Inc.	2.9
3.	Patterson-UTI Energy, Inc.	2.4
4.	ProAssurance Corp.	2.3
5.	PSS World Medical, Inc.	2.3
6.	Associated Banc-Corp.	2.3
7.	Jarden Corp.	2.2
8.	American Eagle Outfitters, Inc.	2.1
9.	Anixter International, Inc.	2.0
10.	Penn National Gaming, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.3%
Consumer Discretionary	19.7
Industrials	17.1
Materials	9.6
Information Technology	8.6
Energy	7.1
Health Care	5.8
Utilities	2.9
Consumer Staples	1.5
Short-term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		7.14%	17.77%	7.85%	13.20%
With Sales Charge**		1.50	11.57	6.69	12.59
CLASS B SHARES	3/28/95
Without CDSC		6.88	17.17	7.31	12.70
With CDSC***		1.88	12.17	7.00	12.70
CLASS C SHARES	2/19/05
Without CDSC		6.86	17.17	7.31	12.58
With CDSC****		5.86	16.17	7.31	12.58
CLASS R2 SHARES	11/3/08	7.02	17.49	7.62	13.08
CLASS R5 SHARES	5/15/06	7.40	18.34	8.38	13.77
SELECT CLASS SHARES	5/7/96	7.31	18.10	8.17	13.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.39%
Russell 2000 Growth Index	5.31%

Net Assets as of 12/31/2012 (In Thousands)	$780,362

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the health care and technology sectors was the main contributor to relative performance. The Fund’s stock selection in the producer durables and utilities sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Mellanox Technologies Ltd., Emeritus Corp. and Acadia Healthcare Co., Inc. Shares of Mellanox Technologies Ltd., which provides products that facilitate data transmission between servers, storage systems and communications infrastructure equipment, benefited from better-than-expected earnings. Shares of Emeritus Corp., an operator of senior living communities, benefited as investors reacted positively to the company’s acquisition of Nurse on Call. Shares of Acadia Healthcare Co., Inc., a provider of inpatient healthcare facilities, benefited from the company’s increased earnings.

Individual detractors from relative performance included the Fund’s positions in ServiceSource International, Inc., Bazaarvoice, Inc. and Boingo Wireless, Inc. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of Bazaarvoice, Inc., a provider of social commerce solutions, declined following the resignation of the company’s chief executive officer. Shares of Boingo Wireless, Inc. declined after the software and programming company provided a disappointing outlook for its third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acadia Healthcare Co., Inc.	1.6%
2.	Emeritus Corp.	1.6
3.	Rush Enterprises, Inc., Class A	1.5
4.	Dril-Quip, Inc.	1.5
5.	Old Dominion Freight Line, Inc.	1.5
6.	Carlisle Cos., Inc.	1.4
7.	Trex Co., Inc.	1.4
8.	Acuity Brands, Inc.	1.4
9.	Dealertrack Technologies, Inc.	1.4
10.	OpenTable, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Industrials	22.4
Health Care	21.0
Consumer Discretionary	13.1
Financials	9.2
Energy	5.8
Consumer Staples	1.4
Telecommunication Services	0.9
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		6.39%	12.23%	2.65%	9.82%
With Sales Charge**		0.77	6.39	1.55	9.23
CLASS B SHARES	9/12/94
Without CDSC		6.16	11.81	2.06	9.26
With CDSC***		1.16	6.81	1.69	9.26
CLASS C SHARES	11/4/97
Without CDSC		6.11	11.75	2.08	9.16
With CDSC****		5.11	10.75	2.08	9.16
CLASS R2 SHARES	11/3/08	6.27	12.06	2.40	9.26
CLASS R6 SHARES	11/30/10	6.67	12.77	3.08	10.24
INSTITUTIONAL CLASS SHARES	2/19/05	6.60	12.69	3.05	10.22
SELECT CLASS SHARES	3/26/96	6.50	12.56	2.90	10.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to their inception date are based on the performance of Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares from 2/19/05 through inception and on the performance of Select Class Shares prior to 2/19/05. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares and Class R6 Shares have different expenses than the class on which the earlier performance is based. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10.41%
Russell 2000 Value Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9.07%

Net Assets as of 12/31/2012 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$694,922

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the media and retail sectors was the primary contributor to relative performance. The Fund’s stock selection in the consumer cyclical and real estate investment trusts (REITs) sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Ocwen Financial Corp. and Barrett Business Services, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of Ocwen Financial Corp., which provides loan servicing for residential and commercial mortgages, benefited as the U.S. housing market showed signs of recovery. Shares of Barrett Business Services, Inc., a provider of business management solutions, benefited from the company’s consistently strong quarterly earnings.

Individual detractors from relative performance included the Fund’s positions in Blyth, Inc., SUPERVALU INC. and Oncothyreon, Inc. Shares of Blyth, Inc., which sells personal and household products, declined after a shareholder rights firm announced an investigation into the company. Shares of grocery-store operator SUPERVALU INC. declined after the company reported disappointed earnings and suspended the payment of its dividend. Shares of Oncothyreon, Inc. declined after disappointing results for the phase 3 clinical trial of the biotechnology company’s lung cancer drug.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ocwen Financial Corp.	1.3%
2.	Worthington Industries, Inc.	1.2
3.	Helix Energy Solutions Group, Inc.	1.2
4.	First Solar, Inc.	1.0
5.	Universal Corp.	1.0
6.	DCT Industrial Trust, Inc.	1.0
7.	Capstead Mortgage Corp.	0.9
8.	World Acceptance Corp.	0.9
9.	Portland General Electric Co.	0.8
10.	EMCOR Group, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.6%
Industrials	13.9
Information Technology	12.3
Consumer Discretionary	11.2
Utilities	6.1
Materials	5.9
Energy	4.7
Health Care	4.5
Consumer Staples	2.6
Others (each less than 1.0%)	0.6
Short-term Investment	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		10.19%	20.18%	4.76%	9.41%
With Sales Charge**		4.40	13.85	3.63	8.82
CLASS B SHARES	1/27/95
Without CDSC		9.92	19.48	4.12	8.84
With CDSC***		4.92	14.48	3.77	8.84
CLASS C SHARES	3/22/99
Without CDSC		9.89	19.42	4.13	8.72
With CDSC****		8.89	18.42	4.13	8.72
CLASS R2 SHARES	11/3/08	10.13	19.90	4.50	9.13
CLASS R5 SHARES	5/15/06	10.46	20.62	5.13	9.75
CLASS R6 SHARES	2/22/05	10.47	20.66	5.17	9.80
SELECT CLASS SHARES	1/27/95	10.41	20.51	5.03	9.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	10.71%
Russell 2000 Index	7.20%

Net Assets as of 12/31/2012 (In Thousands)	$92,568

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the retail and media sectors was the primary contributor to relative performance. The Fund’s stock selection in the real estate investment trusts (REITs) and software and services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Conn’s, Inc., Dillard’s, Inc. and Barrett Business Services, Inc. Shares of Conn’s, Inc. benefited from the retail company’s strong second-quarter revenue, which was boosted by robust demand for furniture and mattresses. Shares of retailer Dillard’s, Inc. gained following the company’s strong quarterly earnings and positive sales trends at its stores. Shares of Barrett Business Services, Inc., a provider of business management solutions, benefited from the company’s consistently strong quarterly earnings.

Individual detractors from relative performance included the Fund’s positions in Blyth, Inc., Threshold Pharmaceuticals, Inc. and SUPERVALU INC. Shares of Blyth, Inc., which sells personal and household products, declined after a shareholder rights firm announced an investigation into the company. Shares of biotechnology company Threshold Pharmaceuticals, Inc. declined after clinical trials of the company’s pancreatic cancer treatment failed to meet investors’ expectations. Shares of grocery-store operator SUPERVALU INC. declined after the company reported disappointed earnings and suspended the payment of its dividend.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Minerals Technologies, Inc.	1.2%
2.	Manhattan Associates, Inc.	1.2
3.	Conn’s, Inc.	1.2
4.	Universal Corp.	1.1
5.	Dillard’s, Inc.	1.0
6.	Coresite Realty Corp.	1.0
7.	Taser International, Inc.	1.0
8.	Arris Group, Inc.	1.0
9.	Barrett Business Services, Inc.	0.9
10.	ViroPharma, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	20.6%
Industrials	15.3
Information Technology	15.1
Consumer Discretionary	13.1
Health Care	11.2
Materials	5.9
Energy	5.1
Consumer Staples	3.4
Utilities	3.1
Others (each less than 1.0%)	0.7
Short-Term Investment	6.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		10.48%	21.05%	5.28%	8.73%
With Sales Charge**		4.70	14.71	4.15	8.14
CLASS C SHARES	11/1/07
Without CDSC		10.31	20.41	4.77	8.45
With CDSC***		9.31	19.41	4.77	8.45
CLASS R2 SHARES	11/1/11	10.36	20.73	5.23	8.70
CLASS R6 SHARES	11/1/11	10.89	21.63	5.78	9.08
INSTITUTIONAL CLASS SHARES	11/4/93	10.71	21.55	5.75	9.07
SELECT CLASS SHARES	9/10/01	10.71	21.41	5.56	8.88

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for the Class R2 Shares and Class R6 Shares prior to their inception dates are based on the performance of the Class A Shares and the Institutional Class Shares, respectively. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 13.0%
	Automobiles — 0.7%
81	Tesla Motors, Inc. (a)	2,757

	Diversified Consumer Services — 0.4%
47	Sotheby’s	1,595

	Hotels, Restaurants & Leisure — 3.2%
46	BJ’s Restaurants, Inc. (a)	1,505
108	Bravo Brio Restaurant Group, Inc. (a)	1,448
476	Morgans Hotel Group Co. (a)	2,638
313	Scientific Games Corp., Class A (a)	2,711
62	Vail Resorts, Inc.	3,336

		11,638

	Internet & Catalog Retail — 0.8%
135	HomeAway, Inc. (a)	2,977

	Leisure Equipment & Products — 0.7%
75	Arctic Cat, Inc. (a)	2,490

	Media — 1.0%
288	ReachLocal, Inc. (a)	3,713

	Specialty Retail — 3.9%
95	Children’s Place Retail Stores, Inc. (The) (a)	4,214
104	Conn’s, Inc. (a)	3,185
71	Lumber Liquidators Holdings, Inc. (a)	3,769
51	rue21, Inc. (a)	1,444
72	Stage Stores, Inc.	1,782

		14,394

	Textiles, Apparel & Luxury Goods — 2.3%
39	Oxford Industries, Inc.	1,790
99	Vera Bradley, Inc. (a)	2,480
98	Wolverine World Wide, Inc.	4,030

		8,300

	Total Consumer Discretionary	47,864

	Consumer Staples — 1.4%
	Food & Staples Retailing — 0.5%
40	Fresh Market, Inc. (The) (a)	1,914

	Food Products — 0.9%
204	WhiteWave Foods Co., Class A (a)	3,173

	Total Consumer Staples	5,087

	Energy — 5.8%
	Energy Equipment & Services — 2.7%
75	Dril-Quip, Inc. (a)	5,481
182	Forum Energy Technologies, Inc. (a)	4,500

		9,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.1%
180	Laredo Petroleum Holdings, Inc. (a)	3,278
136	Oasis Petroleum, Inc. (a)	4,332
79	Rosetta Resources, Inc. (a)	3,568

		11,178

	Total Energy	21,159

	Financials — 9.2%
	Capital Markets — 5.0%
32	Affiliated Managers Group, Inc. (a)	4,147
73	Cohen & Steers, Inc.	2,214
171	Financial Engines, Inc. (a)	4,736
421	PennantPark Investment Corp.	4,624
82	Stifel Financial Corp. (a)	2,624

		18,345

	Commercial Banks — 0.9%
46	Signature Bank (a)	3,256

	Insurance — 0.7%
96	Amtrust Financial Services, Inc.	2,755

	Real Estate Investment Trusts (REITs) — 2.1%
41	BRE Properties, Inc.	2,102
153	Douglas Emmett, Inc. (m)	3,565
33	Home Properties, Inc.	2,040

		7,707

	Real Estate Management & Development — 0.5%
65	Zillow, Inc., Class A (a)	1,793

	Total Financials	33,856

	Health Care — 21.1%
	Biotechnology — 6.1%
69	Acorda Therapeutics, Inc. (a)	1,719
129	Aegerion Pharmaceuticals, Inc. (a)	3,285
85	Ariad Pharmaceuticals, Inc. (a)	1,632
91	Cubist Pharmaceuticals, Inc. (a)	3,843
204	Exact Sciences Corp. (a)	2,161
265	Halozyme Therapeutics, Inc. (a)	1,781
35	Onyx Pharmaceuticals, Inc. (a)	2,628
89	Puma Biotechnology, Inc. (a)	1,666
249	Synta Pharmaceuticals Corp. (a)	2,250
354	Threshold Pharmaceuticals, Inc. (a)	1,489

		22,454

	Health Care Equipment & Supplies — 5.9%
559	Imris, Inc., (Canada) (a)	2,063
225	Insulet Corp. (a) (c)	4,766
115	Masimo Corp.	2,420

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
279	MELA Sciences, Inc. (a)	500
333	Novadaq Technologies, Inc., (Canada) (a)	2,959
384	Syneron Medical Ltd., (Israel) (a)	3,332
172	Tornier N.V., (Netherlands) (a)	2,884
1,104	Unilife Corp. (a)	2,506

		21,430

	Health Care Providers & Services — 4.4%
248	Acadia Healthcare Co., Inc. (a)	5,789
234	Emeritus Corp. (a)	5,783
80	Health Net, Inc. (a)	1,942
57	WellCare Health Plans, Inc. (a)	2,786

		16,300

	Health Care Technology — 0.7%
108	Vocera Communications, Inc. (a)	2,708

	Life Sciences Tools & Services — 1.9%
234	Bruker Corp. (a)	3,571
227	Fluidigm Corp. (a)	3,243

		6,814

	Pharmaceuticals — 2.1%
84	Impax Laboratories, Inc. (a)	1,712
305	Nektar Therapeutics (a)	2,264
128	Sagent Pharmaceuticals, Inc. (a)	2,053
66	ViroPharma, Inc. (a)	1,506

		7,535

	Total Health Care	77,241

	Industrials — 22.5%
	Aerospace & Defense — 1.0%
78	HEICO Corp.	3,469

	Building Products — 4.8%
94	Armstrong World Industries, Inc.	4,765
163	Fortune Brands Home & Security, Inc. (a)	4,748
86	Simpson Manufacturing Co., Inc.	2,815
141	Trex Co., Inc. (a)	5,240

		17,568

	Commercial Services & Supplies — 0.5%
31	Clean Harbors, Inc. (a)	1,723

	Electrical Equipment — 2.2%
76	Acuity Brands, Inc.	5,149
89	Generac Holdings, Inc.	3,064

		8,213

	Industrial Conglomerates — 1.4%
90	Carlisle Cos., Inc.	5,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 5.3%
83	Graco, Inc.	4,289
39	Middleby Corp. (a)	4,945
181	Rexnord Corp. (a)	3,845
130	Titan International, Inc.	2,817
39	Wabtec Corp.	3,433

		19,329

	Professional Services — 1.0%
144	Mistras Group, Inc. (a)	3,561

	Road & Rail — 2.4%
191	Marten Transport Ltd.	3,519
156	Old Dominion Freight Line, Inc. (a)	5,353

		8,872

	Trading Companies & Distributors — 3.9%
61	MSC Industrial Direct Co., Inc., Class A	4,611
270	Rush Enterprises, Inc., Class A (a)	5,578
55	Watsco, Inc.	4,137

		14,326

	Total Industrials	82,329

	Information Technology — 24.0%
	Communications Equipment — 2.4%
239	Aruba Networks, Inc. (a)	4,968
31	Palo Alto Networks, Inc. (a)	1,646
92	Ruckus Wireless, Inc. (a)	2,064

		8,678

	Computers & Peripherals — 0.8%
131	Fusion-io, Inc. (a)	3,007

	Electronic Equipment, Instruments & Components — 0.3%
106	Audience, Inc. (a)	1,105

	Internet Software & Services — 6.4%
232	Bazaarvoice, Inc. (a)	2,174
134	Cornerstone OnDemand, Inc. (a)	3,948
175	Dealertrack Technologies, Inc. (a)	5,025
92	Demandware, Inc. (a)	2,515
238	Envestnet, Inc. (a)	3,317
102	OpenTable, Inc. (a)	4,984
105	Trulia, Inc. (a)	1,712

		23,675

	IT Services — 0.6%
362	ServiceSource International, Inc. (a)	2,119

	Semiconductors & Semiconductor Equipment — 3.3%
146	Cavium, Inc. (a)	4,542
68	Hittite Microwave Corp. (a)	4,249

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
342	Inphi Corp. (a)	3,275

		12,066

	Software — 10.2%
124	BroadSoft, Inc. (a)	4,515
54	CommVault Systems, Inc. (a)	3,730
41	Concur Technologies, Inc. (a) (c)	2,778
120	Fortinet, Inc. (a)	2,533
83	Imperva, Inc. (a)	2,604
235	Infoblox, Inc. (a)	4,231
51	NetSuite, Inc. (a)	3,417
113	RealPage, Inc. (a)	2,430
51	SolarWinds, Inc. (a)	2,649
75	Splunk, Inc. (a)	2,163
336	Take-Two Interactive Software, Inc. (a)	3,696
125	TIBCO Software, Inc. (a)	2,755

		37,501

	Total Information Technology	88,151

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
435	Boingo Wireless, Inc. (a)	3,281

	Total Common Stocks (Cost $308,430)	358,968

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.8%
	Investment Company — 1.8%
6,412	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $6,412)	6,412

Investment of Cash Collateral for Securities on Loan — 0.7%
	Investment Company — 0.7%
2,381	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $2,381)	2,381

	Total Investments — 100.4% (Cost $317,223)	367,761
	Liabilities in Excess of Other Assets — (0.4)%	(1,487)

	NET ASSETS — 100.0%	$366,274

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 14.6%
	Auto Components — 1.3%
149	Cooper Tire & Rubber Co.	3,781
81	Standard Motor Products, Inc.	1,809

		5,590

	Distributors — 0.1%
79	VOXX International Corp. (a)	531

	Diversified Consumer Services — 0.3%
39	Bridgepoint Education, Inc. (a)	397
9	Capella Education Co. (a)	265
15	Carriage Services, Inc.	173
5	Coinstar, Inc. (a)	270
96	Corinthian Colleges, Inc. (a)	233
10	Mac-Gray Corp.	121

		1,459

	Hotels, Restaurants & Leisure — 2.7%
70	Ameristar Casinos, Inc.	1,845
3	Biglari Holdings, Inc. (a)	1,170
15	Bloomin’ Brands, Inc. (a)	230
11	Cracker Barrel Old Country Store, Inc.	694
24	Del Frisco’s Restaurant Group, Inc. (a)	366
25	DineEquity, Inc. (a)	1,655
79	Domino’s Pizza, Inc.	3,449
3	Multimedia Games Holding Co., Inc. (a)	44
107	Ruth’s Hospitality Group, Inc. (a)	780
119	Sonic Corp. (a)	1,235

		11,468

	Household Durables — 1.9%
65	American Greetings Corp., Class A	1,103
1	CSS Industries, Inc.	11
97	Helen of Troy Ltd., (Bermuda) (a)	3,242
13	Jarden Corp. (a)	693
70	KB Home	1,103
14	Libbey, Inc. (a)	276
51	Lifetime Brands, Inc.	537
19	MDC Holdings, Inc.	702
10	NACCO Industries, Inc., Class A	607

		8,274

	Internet & Catalog Retail — 0.0% (g)
1	Kayak Software Corp. (a)	40

	Leisure Equipment & Products — 0.4%
4	Arctic Cat, Inc. (a)	147
86	LeapFrog Enterprises, Inc. (a)	742
79	Smith & Wesson Holding Corp. (a)	667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Leisure Equipment & Products — Continued
6	Sturm Ruger & Co., Inc.	259

		1,815

	Media — 1.2%
40	Carmike Cinemas, Inc. (a)	600
111	Entercom Communications Corp., Class A (a)	775
88	Journal Communications, Inc., Class A (a)	477
135	LIN TV Corp., Class A (a)	1,014
7	Shutterstock, Inc. (a)	179
180	Sinclair Broadcast Group, Inc., Class A	2,265

		5,310

	Multiline Retail — 1.0%
44	Dillard’s, Inc., Class A	3,678
102	Tuesday Morning Corp. (a)	636

		4,314

	Specialty Retail — 4.0%
109	Brown Shoe Co., Inc.	2,006
91	Cabela’s, Inc. (a)	3,787
128	Conn’s, Inc. (a)	3,921
69	Express, Inc. (a)	1,047
32	Finish Line, Inc. (The), Class A	600
16	Five Below, Inc. (a)	516
255	OfficeMax, Inc.	2,484
71	Rent-A-Center, Inc.	2,432
7	Restoration Hardware Holdings, Inc. (a)	229
12	Tilly’s, Inc., Class A (a)	158

		17,180

	Textiles, Apparel & Luxury Goods — 1.7%
79	G-III Apparel Group Ltd. (a)	2,697
128	Iconix Brand Group, Inc. (a)	2,850
8	Oxford Industries, Inc.	352
57	Perry Ellis International, Inc.	1,125
14	RG Barry Corp.	204

		7,228

	Total Consumer Discretionary	63,209

	Consumer Staples — 2.6%
	Beverages — 0.1%
7	Coca-Cola Bottling Co. Consolidated	472

	Food & Staples Retailing — 0.8%
22	Nash Finch Co.	457
148	Spartan Stores, Inc.	2,278
177	SUPERVALU, Inc.	437
11	Village Super Market, Inc., Class A	352

		3,524

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Food Products — 0.9%
41		B&G Foods, Inc.	1,172
35		Darling International, Inc. (a)	563
19		Fresh Del Monte Produce, Inc.	503
16		John B Sanfilippo & Son, Inc.	293
17		Sanderson Farms, Inc.	808
26		WhiteWave Foods Co., Class A (a)	404

			3,743

		Personal Products — 0.8%
15		Elizabeth Arden, Inc. (a)	671
59		Prestige Brands Holdings, Inc. (a)	1,190
28		Revlon, Inc., Class A (a)	410
33		USANA Health Sciences, Inc. (a)	1,070

			3,341

		Total Consumer Staples	11,080

		Energy — 5.6%
		Energy Equipment & Services — 1.7%
58		C&J Energy Services, Inc. (a)	1,239
64		Forum Energy Technologies, Inc. (a)	1,574
50		Gulfmark Offshore, Inc., Class A	1,730
64		Helix Energy Solutions Group, Inc. (a)	1,325
68		Superior Energy Services, Inc. (a)	1,400

			7,268

		Oil, Gas & Consumable Fuels — 3.9%
12		Alon USA Energy, Inc.	223
14		Bonanza Creek Energy, Inc. (a)	389
90		Callon Petroleum Co. (a)	424
1		Clayton Williams Energy, Inc. (a)	20
19		Cloud Peak Energy, Inc. (a)	367
35		Delek U.S. Holdings, Inc.	891
36		Diamondback Energy, Inc. (a)	694
66		Energy XXI Bermuda Ltd., (Bermuda)	2,128
147		EPL Oil & Gas, Inc. (a)	3,315
65		EXCO Resources, Inc.	437
33		Gulfport Energy Corp. (a)	1,254
36		McMoRan Exploration Co. (a)	575
42		Miller Energy Resources, Inc. (a)	164
37		Renewable Energy Group, Inc. (a)	217
21		Saratoga Resources, Inc. (a)	75
106		Vaalco Energy, Inc. (a)	913
102		W&T Offshore, Inc.	1,630
66		Warren Resources, Inc. (a)	187
92		Western Refining, Inc.	2,585
—	(h)	Westmoreland Coal Co. (a)	1

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
15	World Fuel Services Corp.	630

		17,119

	Total Energy	24,387

	Financials — 22.5%
	Capital Markets — 0.7%
90	BGC Partners, Inc., Class A	311
117	Cowen Group, Inc., Class A (a)	286
32	Gladstone Capital Corp.	262
92	KCAP Financial, Inc.	844
33	Manning & Napier, Inc.	416
21	Piper Jaffray Cos. (a)	665
8	Prospect Capital Corp.	84
38	SWS Group, Inc. (a)	201

		3,069

	Commercial Banks — 6.1%
2	Alliance Financial Corp.	96
19	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	399
70	BBCN Bancorp, Inc.	809
7	Bridge Bancorp, Inc.	146
21	Cardinal Financial Corp.	347
7	Cascade Bancorp (a)	44
41	Cathay General Bancorp	799
8	Center Bancorp, Inc.	90
24	Citizens & Northern Corp.	448
37	Citizens Republic Bancorp, Inc. (a)	704
20	City Holding Co.	690
28	Community Bank System, Inc.	752
8	Community Trust Bancorp, Inc.	265
20	East West Bancorp, Inc.	425
9	Fidelity Southern Corp. (a)	82
25	Financial Institutions, Inc.	466
265	First Commonwealth Financial Corp.	1,810
30	First Community Bancshares, Inc.	481
31	First Financial Bancorp	446
23	First Merchants Corp.	344
77	FNB Corp.	816
179	Hanmi Financial Corp. (a)	2,434
24	Heartland Financial USA, Inc.	630
24	Huntington Bancshares, Inc.	152
6	Iberiabank Corp.	290
13	Lakeland Bancorp, Inc.	136
11	Lakeland Financial Corp.	279
22	MainSource Financial Group, Inc.	274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
20	MetroCorp Bancshares, Inc. (a)	216
36	National Bank Holdings Corp., Class A	682
7	National Bankshares, Inc.	236
11	NBT Bancorp, Inc.	219
87	Oriental Financial Group, Inc., (Puerto Rico)	1,165
29	PacWest Bancorp	714
50	Park Sterling Corp. (a)	264
16	Peoples Bancorp, Inc.	321
51	Pinnacle Financial Partners, Inc. (a)	961
15	Preferred Bank (a)	212
8	Prosperity Bancshares, Inc.	332
3	Renasant Corp.	63
9	Republic Bancorp, Inc., Class A	184
29	Sierra Bancorp	334
13	Southside Bancshares, Inc.	269
82	Southwest Bancorp, Inc. (a)	914
72	Susquehanna Bancshares, Inc.	750
8	SVB Financial Group (a)	453
19	Texas Capital Bancshares, Inc. (a)	847
14	WesBanco, Inc.	313
23	West Bancorp, Inc.	244
352	Wilshire Bancorp, Inc. (a)	2,066

		26,413

	Consumer Finance — 2.8%
12	Asset Acceptance Capital Corp. (a)	56
19	Cash America International, Inc.	769
98	DFC Global Corp. (a)	1,818
105	Encore Capital Group, Inc. (a)	3,200
39	Nelnet, Inc., Class A	1,174
13	Portfolio Recovery Associates, Inc. (a)	1,410
49	World Acceptance Corp. (a)	3,676

		12,103

	Diversified Financial Services — 0.8%
152	PHH Corp. (a)	3,463

	Insurance — 2.4%
222	American Equity Investment Life Holding Co.	2,705
23	American Safety Insurance Holdings Ltd., (Bermuda) (a)	443
39	Aspen Insurance Holdings Ltd., (Bermuda)	1,241
284	CNO Financial Group, Inc.	2,647
14	Crawford & Co., Class B	109
9	Horace Mann Educators Corp.	180
59	Meadowbrook Insurance Group, Inc.	339
7	Montpelier Re Holdings Ltd., (Bermuda)	167

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
94	National Financial Partners Corp. (a)	1,613
19	Selective Insurance Group, Inc.	366
8	Stewart Information Services Corp.	203
6	Validus Holdings Ltd., (Bermuda)	220

		10,233

	Real Estate Investment Trusts (REITs) — 8.1%
5	Agree Realty Corp.	139
23	American Campus Communities, Inc.	1,075
415	Anworth Mortgage Asset Corp.	2,401
93	Ashford Hospitality Trust, Inc.	977
78	CapLease, Inc.	437
268	Capstead Mortgage Corp.	3,075
77	CBL & Associates Properties, Inc.	1,625
41	Chesapeake Lodging Trust	850
18	Colonial Properties Trust	380
61	Coresite Realty Corp.	1,687
153	DCT Industrial Trust, Inc.	993
50	DDR Corp.	783
17	EastGroup Properties, Inc.	893
124	Education Realty Trust, Inc.	1,315
224	First Industrial Realty Trust, Inc. (a)	3,147
46	Glimcher Realty Trust	505
8	Home Properties, Inc.	497
33	LaSalle Hotel Properties	830
272	Lexington Realty Trust	2,845
21	LTC Properties, Inc.	725
8	Mission West Properties, Inc.	68
183	Omega Healthcare Investors, Inc.	4,359
17	Parkway Properties, Inc.	234
113	Pennsylvania Real Estate Investment Trust	1,990
13	PS Business Parks, Inc.	812
15	Ramco-Gershenson Properties Trust	198
106	Redwood Trust, Inc.	1,792
8	Sun Communities, Inc.	303

		34,935

	Real Estate Management & Development — 0.3%
33	Realogy Holdings Corp. (a)	1,364

	Thrifts & Mortgage Finance — 1.3%
6	BankFinancial Corp.	47
12	BofI Holding, Inc. (a)	337
29	HomeStreet, Inc. (a)	740
15	OceanFirst Financial Corp.	208
117	Ocwen Financial Corp. (a)	4,054

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
35	Trustco Bank Corp.	182

		5,568

	Total Financials	97,148

	Health Care — 12.8%
	Biotechnology — 5.5%
182	Achillion Pharmaceuticals, Inc. (a) (m)	1,456
52	Aegerion Pharmaceuticals, Inc. (a)	1,310
57	Affymax, Inc. (a)	1,089
192	Ariad Pharmaceuticals, Inc. (a)	3,686
37	Celldex Therapeutics, Inc. (a)	246
72	ChemoCentryx, Inc. (a)	789
45	Durata Therapeutics, Inc. (a)	343
71	Genomic Health, Inc. (a)	1,930
100	Halozyme Therapeutics, Inc. (a)	669
519	Idenix Pharmaceuticals, Inc. (a)	2,518
70	Incyte Corp., Ltd. (a)	1,161
42	Infinity Pharmaceuticals, Inc. (a)	1,452
27	Medivation, Inc. (a)	1,366
64	Momenta Pharmaceuticals, Inc. (a)	753
56	Pharmacyclics, Inc. (a)	3,260
11	Raptor Pharmaceutical Corp. (a)	63
6	Synta Pharmaceuticals Corp. (a)	50
326	Threshold Pharmaceuticals, Inc. (a)	1,372

		23,513

	Health Care Equipment & Supplies — 3.1%
34	ABIOMED, Inc. (a)	455
110	Cantel Medical Corp.	3,273
104	Greatbatch, Inc. (a)	2,426
53	Insulet Corp. (a)	1,121
59	Invacare Corp.	968
34	MAKO Surgical Corp. (a)	440
38	NuVasive, Inc. (a)	594
38	Orthofix International N.V., (Netherlands) (a)	1,487
24	PhotoMedex, Inc. (a)	351
225	RTI Biologics, Inc. (a)	963
20	Sirona Dental Systems, Inc. (a)	1,289

		13,367

	Health Care Providers & Services — 3.2%
25	Acadia Healthcare Co., Inc. (a) (m)	574
5	Almost Family, Inc.	91
131	AmSurg Corp. (a)	3,917
62	Centene Corp. (a)	2,554
96	Five Star Quality Care, Inc. (a)	480
34	Gentiva Health Services, Inc. (a)	338

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
37	Molina Healthcare, Inc. (a)	1,007
24	Owens & Minor, Inc.	673
253	Select Medical Holdings Corp.	2,382
244	Skilled Healthcare Group, Inc., Class A (a)	1,553
18	Triple-S Management Corp., Class B (a)	334

		13,903

	Health Care Technology — 0.5%
139	MedAssets, Inc. (a)	2,333

	Life Sciences Tools & Services — 0.1%
44	Cambrex Corp. (a)	504

	Pharmaceuticals — 0.4%
61	Impax Laboratories, Inc. (a)	1,250
15	ViroPharma, Inc. (a)	350

		1,600

	Total Health Care	55,220

	Industrials — 15.7%
	Aerospace & Defense — 2.0%
1	AAR Corp.	20
7	Curtiss-Wright Corp.	223
29	Esterline Technologies Corp. (a)	1,845
225	GenCorp, Inc. (a)	2,062
40	LMI Aerospace, Inc. (a)	781
42	Sypris Solutions, Inc.	165
57	Triumph Group, Inc.	3,729

		8,825

	Air Freight & Logistics — 0.5%
43	Atlas Air Worldwide Holdings, Inc. (a)	1,918
20	Park-Ohio Holdings Corp. (a)	420

		2,338

	Airlines — 1.3%
98	Alaska Air Group, Inc. (a)	4,235
145	Republic Airways Holdings, Inc. (a)	823
61	SkyWest, Inc.	759

		5,817

	Building Products — 0.0% (g)
6	Gibraltar Industries, Inc. (a)	94

	Commercial Services & Supplies — 3.1%
26	Ceco Environmental Corp.	262
450	Cenveo, Inc. (a)	1,214
7	Courier Corp.	77
146	Deluxe Corp.	4,691
4	EnergySolutions, Inc. (a)	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Services & Supplies — Continued
14	Herman Miller, Inc.	291
145	Kimball International, Inc., Class B	1,687
62	Knoll, Inc.	949
30	Performant Financial Corp. (a)	302
124	Quad/Graphics, Inc.	2,522
10	Team, Inc. (a)	373
7	UniFirst Corp.	484
21	United Stationers, Inc.	651

		13,514

	Construction & Engineering — 0.8%
14	Argan, Inc.	247
58	EMCOR Group, Inc.	1,993
30	MasTec, Inc. (a)	738
13	Michael Baker Corp.	329

		3,307

	Electrical Equipment — 1.8%
32	Acuity Brands, Inc.	2,188
38	EnerSys, Inc. (a)	1,411
32	Generac Holdings, Inc.	1,087
46	Regal-Beloit Corp.	3,249

		7,935

	Industrial Conglomerates — 0.1%
5	Standex International Corp.	251

	Machinery — 3.9%
63	Actuant Corp., Class A	1,767
30	Barnes Group, Inc.	678
25	Columbus McKinnon Corp. (a)	413
72	EnPro Industries, Inc. (a)	2,953
81	Federal Signal Corp. (a)	619
5	FreightCar America, Inc.	103
20	Hyster-Yale Materials Handling, Inc.	986
34	Kadant, Inc. (a)	896
28	LB Foster Co., Class A	1,225
51	NN, Inc. (a)	467
6	Proto Labs, Inc. (a)	229
14	Robbins & Myers, Inc.	820
50	Trimas Corp. (a)	1,398
6	Wabash National Corp. (a)	56
46	Wabtec Corp.	4,053
6	Watts Water Technologies, Inc., Class A	262

		16,925

	Professional Services — 0.3%
10	Barrett Business Services, Inc.	388

SHARES		SECURITY DESCRIPTION	VALUE($)

		Professional Services — Continued
10		GP Strategies Corp. (a)	204
10		Kelly Services, Inc., Class A	161
5		RPX Corp. (a)	45
12		VSE Corp.	294

			1,092

		Road & Rail — 0.7%
—	(h)	Amerco, Inc.	13
13		Avis Budget Group, Inc. (a)	260
50		Celadon Group, Inc.	905
114		Quality Distribution, Inc. (a)	685
80		Swift Transportation Co. (a)	730
14		Universal Truckload Services, Inc.	246

			2,839

		Trading Companies & Distributors — 1.0%
43		Applied Industrial Technologies, Inc.	1,794
17		Beacon Roofing Supply, Inc. (a)	569
54		SeaCube Container Leasing Ltd.	1,020
17		United Rentals, Inc. (a)	778

			4,161

		Transportation Infrastructure — 0.2%
68		Wesco Aircraft Holdings, Inc. (a)	900

		Total Industrials	67,998

		Information Technology — 14.1%
		Communications Equipment — 1.7%
125		Arris Group, Inc. (a)	1,866
75		Aviat Networks, Inc. (a)	248
37		Black Box Corp.	908
34		CalAmp Corp. (a)	281
21		Comtech Telecommunications Corp.	533
11		NETGEAR, Inc. (a)	434
11		Oplink Communications, Inc. (a)	175
5		Palo Alto Networks, Inc. (a)	262
26		Plantronics, Inc.	973
47		Polycom, Inc. (a)	486
50		Ruckus Wireless, Inc. (a)	1,120

			7,286

		Computers & Peripherals — 0.2%
24		Fusion-io, Inc. (a)	550
16		Synaptics, Inc. (a)	468

			1,018

		Electronic Equipment, Instruments & Components — 1.6%
21		Audience, Inc. (a)	217
10		FEI Co.	527

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
25	Insight Enterprises, Inc. (a)	426
26	Key Tronic Corp. (a)	270
13	Littelfuse, Inc.	809
6	Measurement Specialties, Inc. (a)	213
36	Newport Corp. (a)	488
10	Plexus Corp. (a)	263
223	Power-One, Inc. (a)	917
44	Radisys Corp. (a)	131
63	SYNNEX Corp. (a)	2,149
33	TTM Technologies, Inc. (a)	306

		6,716

	Internet Software & Services — 1.0%
53	Active Network, Inc. (The) (a)	261
16	Bazaarvoice, Inc. (a)	145
13	Demandware, Inc. (a)	355
10	ExactTarget, Inc. (a)	194
9	Trulia, Inc. (a)	152
547	United Online, Inc.	3,060

		4,167

	IT Services — 2.6%
42	CACI International, Inc., Class A (a)	2,300
135	CSG Systems International, Inc. (a)	2,445
8	Gartner, Inc. (a)	373
36	Global Cash Access Holdings, Inc. (a)	282
11	ManTech International Corp., Class A	280
10	MAXIMUS, Inc.	645
19	TeleTech Holdings, Inc. (a)	331
171	Unisys Corp. (a)	2,965
27	Vantiv, Inc., Class A (a)	543
36	VeriFone Systems, Inc. (a)	1,078
2	WEX, Inc. (a)	173

		11,415

	Semiconductors & Semiconductor Equipment — 3.5%
128	Amkor Technology, Inc. (a)	543
35	Brooks Automation, Inc.	284
116	Cirrus Logic, Inc. (a)	3,358
110	Entegris, Inc. (a)	1,011
58	Entropic Communications, Inc. (a)	305
47	First Solar, Inc. (a)	1,436
344	GT Advanced Technologies, Inc. (a)	1,039
27	Integrated Silicon Solution, Inc. (a)	241
46	Intermolecular, Inc. (a)	409
64	Lattice Semiconductor Corp. (a)	253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
9	M/A-COM Technology Solutions Holdings, Inc. (a)	138
20	Micrel, Inc.	191
65	Nanometrics, Inc. (a)	939
79	Peregrine Semiconductor Corp. (a)	1,203
36	Photronics, Inc. (a)	215
145	PMC-Sierra, Inc. (a)	753
131	Skyworks Solutions, Inc. (a)	2,657
56	Ultra Clean Holdings (a)	276

		15,251

	Software — 3.5%
73	Actuate Corp. (a)	407
130	Aspen Technology, Inc. (a)	3,601
4	AVG Technologies N.V., (Netherlands) (a)	68
36	Ebix, Inc.	572
42	Eloqua, Inc. (a)	981
26	Envivio, Inc. (a)	45
111	Glu Mobile, Inc. (a)	254
7	Guidewire Software, Inc. (a)	220
4	Imperva, Inc. (a)	114
18	Infoblox, Inc. (a)	329
9	Manhattan Associates, Inc. (a)	555
18	Monotype Imaging Holdings, Inc.	286
20	Netscout Systems, Inc. (a)	520
46	Parametric Technology Corp. (a)	1,044
29	Progress Software Corp. (a)	607
5	Proofpoint, Inc. (a)	63
8	Rovi Corp. (a)	125
17	SS&C Technologies Holdings, Inc. (a)	398
261	Take-Two Interactive Software, Inc. (a)	2,873
55	Telenav, Inc. (a)	435
23	TIBCO Software, Inc. (a)	502
24	Websense, Inc. (a)	356
11	Workday, Inc., Class A (a)	621

		14,976

	Total Information Technology	60,829

	Materials — 5.4%
	Chemicals — 1.7%
5	FutureFuel Corp.	56
68	Georgia Gulf Corp.	2,803
28	H.B. Fuller Co.	985
6	Innospec, Inc.	207
40	Koppers Holdings, Inc.	1,534
73	OMNOVA Solutions, Inc. (a)	512
61	PolyOne Corp.	1,239

		7,336

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction Materials — 0.4%
190	Headwaters, Inc. (a)	1,629

	Containers & Packaging — 1.4%
9	AEP Industries, Inc. (a) (m)	521
91	Berry Plastics Group, Inc. (a)	1,457
25	Boise, Inc.	201
173	Graphic Packaging Holding Co. (a)	1,120
37	Rock-Tenn Co., Class A	2,573

		5,872

	Metals & Mining — 1.3%
96	Coeur d’Alene Mines Corp. (a)	2,367
34	Hecla Mining Co.	196
70	Revett Minerals, Inc. (a)	198
63	U.S. Silica Holdings, Inc.	1,051
79	Worthington Industries, Inc.	2,053

		5,865

	Paper & Forest Products — 0.6%
70	Buckeye Technologies, Inc.	1,998
58	Resolute Forest Products, (Canada) (a)	768

		2,766

	Total Materials	23,468

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
33	Consolidated Communications Holdings, Inc.	521
3	IDT Corp., Class B	25
126	Premiere Global Services, Inc. (a)	1,230
156	Vonage Holdings Corp. (a)	368

	Total Telecommunication Services	2,144

	Utilities — 3.1%
	Electric Utilities — 2.2%
59	El Paso Electric Co.	1,892
21	Empire District Electric Co. (The)	424
34	IDACORP, Inc.	1,491
12	MGE Energy, Inc.	607

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
143	Portland General Electric Co.	3,918
15	UNS Energy Corp.	615
12	Westar Energy, Inc.	335

		9,282

	Gas Utilities — 0.9%
2	AGL Resources, Inc. (m)	99
6	Chesapeake Utilities Corp.	259
20	Laclede Group, Inc. (The)	772
29	New Jersey Resources Corp.	1,149
9	Northwest Natural Gas Co.	398
17	Southwest Gas Corp.	700
11	WGL Holdings, Inc.	411

		3,788

	Independent Power Producers & Energy Traders — 0.0% (g)
3	Genie Energy Ltd., Class B	18

	Water Utilities — 0.0% (g)
6	Artesian Resources Corp., Class A	128

	Total Utilities	13,216

	Total Common Stocks (Cost $313,702)	418,699

Short Term Investment — 2.9%
12,596	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $12,596)	12,596

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
670	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $670)	671

	Total Investments — 99.9% (Cost $326,968)	431,966
	Other Assets in Excess of Liabilities — 0.1%	270

	NET ASSETS — 100.0%	$432,236

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
153	E-mini Russell 2000	03/15/13	$12,953	$288

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 20.0%
	Auto Components — 1.8%
1,339	Allison Transmission Holdings, Inc.	27,351
457	Drew Industries, Inc.	14,722

		42,073

	Distributors — 1.1%
640	Pool Corp.	27,096

	Hotels, Restaurants & Leisure — 7.3%
1,166	Brinker International, Inc.	36,123
400	Cracker Barrel Old Country Store, Inc.	25,707
725	Monarch Casino & Resort, Inc. (a)	7,905
749	Papa John’s International, Inc. (a)	41,169
950	Penn National Gaming, Inc. (a)	46,637
979	SHFL Entertainment, Inc. (a)	14,199

		171,740

	Household Durables — 2.2%
1,024	Jarden Corp. (a)	52,953

	Leisure Equipment & Products — 0.7%
529	Brunswick Corp.	15,384

	Media — 2.3%
1,317	Cinemark Holdings, Inc.	34,206
326	Morningstar, Inc.	20,485

		54,691

	Specialty Retail — 2.9%
2,449	American Eagle Outfitters, Inc.	50,226
980	Chico’s FAS, Inc.	18,085

		68,311

	Textiles, Apparel & Luxury Goods — 1.7%
602	Deckers Outdoor Corp. (a)	24,232
742	Iconix Brand Group, Inc. (a)	16,558

		40,790

	Total Consumer Discretionary	473,038

	Consumer Staples — 1.5%
	Food Products — 1.5%
543	J&J Snack Foods Corp.	34,729

	Energy — 7.2%
	Energy Equipment & Services — 3.7%
3,068	Patterson-UTI Energy, Inc.	57,150
685	Tidewater, Inc.	30,589

		87,739

	Oil, Gas & Consumable Fuels — 3.5%
666	Approach Resources, Inc. (a)	16,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
801	Cimarex Energy Co.	46,213
2,517	Resolute Energy Corp. (a)	20,461

		83,334

	Total Energy	171,073

	Financials — 24.7%
	Capital Markets — 4.7%
958	Calamos Asset Management, Inc., Class A	10,130
68	Diamond Hill Investment Group, Inc.	4,588
575	Greenhill & Co., Inc.	29,882
2,677	HFF, Inc., Class A	39,884
2,974	Janus Capital Group, Inc.	25,335
401	JMP Group, Inc.	2,436

		112,255

	Commercial Banks — 8.2%
4,146	Associated Banc-Corp.	54,396
1,430	First Financial Bancorp	20,911
111	First of Long Island Corp. (The)	3,151
749	First Republic Bank	24,561
984	Glacier Bancorp, Inc.	14,469
377	Iberiabank Corp.	18,529
3,103	Umpqua Holdings Corp.	36,584
1,997	Western Alliance Bancorp (a)	21,032

		193,633

	Insurance — 3.0%
498	eHealth, Inc. (a)	13,687
1,330	ProAssurance Corp.	56,132

		69,819

	Real Estate Investment Trusts (REITs) — 6.8%
772	EastGroup Properties, Inc.	41,539
639	Mid-America Apartment Communities, Inc.	41,402
1,261	National Retail Properties, Inc.	39,357
2,020	RLJ Lodging Trust	39,131

		161,429

	Real Estate Management & Development — 2.0%
690	FirstService Corp., (Canada) (a)	19,490
291	Realogy Holdings Corp. (a)	12,198
534	Zillow, Inc., Class A (a)	14,820

		46,508

	Total Financials	583,644

	Health Care — 5.9%
	Health Care Equipment & Supplies — 1.1%
269	IDEXX Laboratories, Inc. (a)	24,919

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — 4.1%
230	MWI Veterinary Supply, Inc. (a)	25,345
1,914	PSS World Medical, Inc. (a)	55,285
326	WellCare Health Plans, Inc. (a)	15,862

		96,492

	Health Care Technology — 0.7%
1,116	Omnicell, Inc. (a)	16,594

	Pharmaceuticals — 0.0% (g)
280	Cumberland Pharmaceuticals, Inc. (a)	1,178

	Total Health Care	139,183

	Industrials — 17.3%
	Aerospace & Defense — 1.3%
224	TransDigm Group, Inc.	30,520

	Air Freight & Logistics — 0.8%
531	Forward Air Corp.	18,579

	Commercial Services & Supplies — 6.3%
1,596	ACCO Brands Corp. (a)	11,714
1,991	Herman Miller, Inc.	42,642
1,264	KAR Auction Services, Inc.	25,578
2,035	Waste Connections, Inc.	68,747

		148,681

	Construction & Engineering — 0.9%
1,742	Comfort Systems USA, Inc.	21,182

	Electrical Equipment — 1.1%
363	Regal-Beloit Corp.	25,592

	Machinery — 5.8%
655	Altra Holdings, Inc.	14,440
1,351	Douglas Dynamics, Inc.	19,441
734	RBC Bearings, Inc. (a)	36,767
1,711	Rexnord Corp. (a)	36,441
736	Toro Co. (The)	31,623

		138,712

	Road & Rail — 1.1%
1,761	Knight Transportation, Inc.	25,761

	Total Industrials	409,027

	Information Technology — 8.8%
	Electronic Equipment, Instruments & Components — 2.0%
744	Anixter International, Inc.	47,604

	Internet Software & Services — 1.4%
1,024	Active Network, Inc. (The) (a)	5,028
1,798	Dice Holdings, Inc. (a)	16,509
323	SciQuest, Inc. (a)	5,125
393	Trulia, Inc. (a)	6,383

		33,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 0.7%
1,448	Freescale Semiconductor Ltd. (a)	15,937

	Software — 4.7%
354	Imperva, Inc. (a)	11,168
756	MICROS Systems, Inc. (a)	32,076
1,120	Monotype Imaging Holdings, Inc.	17,898
197	NetSuite, Inc. (a)	13,233
217	SolarWinds, Inc. (a)	11,387
342	Solera Holdings, Inc.	18,285
234	Splunk, Inc. (a)	6,794

		110,841

	Total Information Technology	207,427

	Materials — 9.8%
	Chemicals — 2.2%
318	Airgas, Inc.	28,986
535	Scotts Miracle-Gro Co. (The), Class A	23,554

		52,540

	Containers & Packaging — 6.6%
846	Aptargroup, Inc.	40,373
1,153	Crown Holdings, Inc. (a)	42,430
1,741	Silgan Holdings, Inc.	72,391

		155,194

	Metals & Mining — 1.0%
309	Compass Minerals International, Inc.	23,104

	Total Materials	230,838

	Utilities — 2.9%
	Gas Utilities — 1.3%
685	Northwest Natural Gas Co.	30,287

	Multi-Utilities — 1.6%
1,134	NorthWestern Corp.	39,376

	Total Utilities	69,663

	Total Common Stocks (Cost $1,721,061)	2,318,622

Short-Term Investment — 3.4%
	Investment Company — 3.4%
80,921	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $80,921)	80,921

	Total Investments — 101.5% (Cost $1,801,982)	2,399,543
	Liabilities in Excess of Other Assets — (1.5)%	(36,109)

	NET ASSETS — 100.0%	$2,363,434

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 13.1%
	Automobiles — 0.7%
173	Tesla Motors, Inc. (a)	5,856

	Diversified Consumer Services — 0.4%
101	Sotheby’s	3,382

	Hotels, Restaurants & Leisure — 3.2%
97	BJ’s Restaurants, Inc. (a)	3,194
228	Bravo Brio Restaurant Group, Inc. (a)	3,068
1,031	Morgans Hotel Group Co. (a)	5,709
665	Scientific Games Corp., Class A (a)	5,763
131	Vail Resorts, Inc.	7,097

		24,831

	Internet & Catalog Retail — 0.8%
289	HomeAway, Inc. (a)	6,354

	Leisure Equipment & Products — 0.7%
159	Arctic Cat, Inc. (a)	5,296

	Media — 1.1%
661	ReachLocal, Inc. (a)	8,537

	Specialty Retail — 3.9%
203	Children’s Place Retail Stores, Inc. (The) (a)	8,969
221	Conn’s, Inc. (a)	6,774
152	Lumber Liquidators Holdings, Inc. (a)	8,051
108	rue21, Inc. (a)	3,066
154	Stage Stores, Inc.	3,804

		30,664

	Textiles, Apparel & Luxury Goods — 2.3%
82	Oxford Industries, Inc.	3,797
210	Vera Bradley, Inc. (a)	5,268
210	Wolverine World Wide, Inc.	8,602

		17,667

	Total Consumer Discretionary	102,587

	Consumer Staples — 1.4%
	Food & Staples Retailing — 0.5%
85	Fresh Market, Inc. (The) (a)	4,064

	Food Products — 0.9%
434	WhiteWave Foods Co., Class A (a)	6,749

	Total Consumer Staples	10,813

	Energy — 5.8%
	Energy Equipment & Services — 2.7%
160	Dril-Quip, Inc. (a)	11,673
387	Forum Energy Technologies, Inc. (a)	9,576

		21,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.1%
384	Laredo Petroleum Holdings, Inc. (a)	6,970
290	Oasis Petroleum, Inc. (a)	9,219
167	Rosetta Resources, Inc. (a)	7,588

		23,777

	Total Energy	45,026

	Financials — 9.2%
	Capital Markets — 5.0%
68	Affiliated Managers Group, Inc. (a)	8,811
154	Cohen & Steers, Inc. (c)	4,701
365	Financial Engines, Inc. (a)	10,115
895	PennantPark Investment Corp.	9,843
174	Stifel Financial Corp. (a)	5,576

		39,046

	Commercial Banks — 0.9%
97	Signature Bank (a)	6,920

	Insurance — 0.7%
204	Amtrust Financial Services, Inc.	5,854

	Real Estate Investment Trusts (REITs) — 2.1%
88	BRE Properties, Inc.	4,458
326	Douglas Emmett, Inc. (m)	7,584
71	Home Properties, Inc.	4,341

		16,383

	Real Estate Management & Development — 0.5%
137	Zillow, Inc., Class A (a)	3,807

	Total Financials	72,010

	Health Care — 21.1%
	Biotechnology — 6.1%
147	Acorda Therapeutics, Inc. (a)	3,652
276	Aegerion Pharmaceuticals, Inc. (a)	7,013
181	Ariad Pharmaceuticals, Inc. (a)	3,468
194	Cubist Pharmaceuticals, Inc. (a)	8,172
434	Exact Sciences Corp. (a)	4,593
563	Halozyme Therapeutics, Inc. (a)	3,777
74	Onyx Pharmaceuticals, Inc. (a)	5,581
189	Puma Biotechnology, Inc. (a)	3,534
530	Synta Pharmaceuticals Corp. (a)	4,780
750	Threshold Pharmaceuticals, Inc. (a)	3,159

		47,729

	Health Care Equipment & Supplies — 5.9%
1,202	Imris, Inc., (Canada) (a)	4,436
478	Insulet Corp. (a)	10,146
245	Masimo Corp.	5,143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Equipment & Supplies — Continued
670	MELA Sciences, Inc. (a)	1,198
699	Novadaq Technologies, Inc., (Canada) (a)	6,211
817	Syneron Medical Ltd., (Israel) (a)	7,086
365	Tornier N.V., (Netherlands) (a)	6,132
2,346	Unilife Corp. (a)	5,326

		45,678

	Health Care Providers & Services — 4.4%
528	Acadia Healthcare Co., Inc. (a)	12,322
498	Emeritus Corp. (a)	12,311
170	Health Net, Inc. (a)	4,124
122	WellCare Health Plans, Inc. (a)	5,930

		34,687

	Health Care Technology — 0.7%
229	Vocera Communications, Inc. (a)	5,758

	Life Sciences Tools & Services — 1.9%
498	Bruker Corp. (a)	7,598
489	Fluidigm Corp. (a)	7,003

		14,601

	Pharmaceuticals — 2.1%
177	Impax Laboratories, Inc. (a)	3,635
649	Nektar Therapeutics (a)	4,808
271	Sagent Pharmaceuticals, Inc. (a)	4,361
140	ViroPharma, Inc. (a)	3,193

		15,997

	Total Health Care	164,450

	Industrials — 22.4%
	Aerospace & Defense — 0.9%
165	HEICO Corp.	7,382

	Building Products — 4.8%
200	Armstrong World Industries, Inc.	10,136
346	Fortune Brands Home & Security, Inc. (a)	10,107
182	Simpson Manufacturing Co., Inc.	5,981
300	Trex Co., Inc. (a)	11,156

		37,380

	Commercial Services & Supplies — 0.5%
67	Clean Harbors, Inc. (a)	3,658

	Electrical Equipment — 2.2%
162	Acuity Brands, Inc.	10,959
190	Generac Holdings, Inc.	6,515

		17,474

	Industrial Conglomerates — 1.4%
191	Carlisle Cos., Inc.	11,217

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 5.3%
177	Graco, Inc.	9,124
82	Middleby Corp. (a)	10,565
384	Rexnord Corp. (a)	8,181
276	Titan International, Inc.	5,986
84	Wabtec Corp.	7,310

		41,166

	Professional Services — 1.0%
307	Mistras Group, Inc. (a)	7,573

	Road & Rail — 2.4%
407	Marten Transport Ltd.	7,482
332	Old Dominion Freight Line, Inc. (a)	11,392

		18,874

	Trading Companies & Distributors — 3.9%
130	MSC Industrial Direct Co., Inc., Class A	9,815
575	Rush Enterprises, Inc., Class A (a)	11,877
118	Watsco, Inc.	8,808

		30,500

	Total Industrials	175,224

	Information Technology — 24.1%
	Communications Equipment — 2.4%
510	Aruba Networks, Inc. (a)	10,576
65	Palo Alto Networks, Inc. (a)	3,495
194	Ruckus Wireless, Inc. (a)	4,380

		18,451

	Computers & Peripherals — 0.8%
279	Fusion-io, Inc. (a)	6,393

	Electronic Equipment, Instruments & Components — 0.3%
225	Audience, Inc. (a)	2,341

	Internet Software & Services — 6.5%
494	Bazaarvoice, Inc. (a)	4,618
284	Cornerstone OnDemand, Inc. (a)	8,398
372	Dealertrack Technologies, Inc. (a)	10,697
196	Demandware, Inc. (a)	5,360
517	Envestnet, Inc. (a)	7,210
217	OpenTable, Inc. (a)	10,604
224	Trulia, Inc. (a)	3,633

		50,520

	IT Services — 0.6%
769	ServiceSource International, Inc. (a)	4,501

	Semiconductors & Semiconductor Equipment — 3.3%
310	Cavium, Inc. (a)	9,666
146	Hittite Microwave Corp. (a)	9,045

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
727	Inphi Corp. (a)	6,964

		25,675

	Software — 10.2%
264	BroadSoft, Inc. (a)	9,605
114	CommVault Systems, Inc. (a)	7,961
88	Concur Technologies, Inc. (a)	5,915
256	Fortinet, Inc. (a)	5,383
176	Imperva, Inc. (a)	5,537
501	Infoblox, Inc. (a)	9,003
108	NetSuite, Inc. (a)	7,265
241	RealPage, Inc. (a)	5,190
107	SolarWinds, Inc. (a)	5,633
158	Splunk, Inc. (a)	4,591
717	Take-Two Interactive Software, Inc. (a)	7,892
266	TIBCO Software, Inc. (a)	5,855

		79,830

	Total Information Technology	187,711

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
924	Boingo Wireless, Inc. (a)	6,978

	Total Common Stocks (Cost $656,845)	764,799

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.2%
	Investment Company — 2.2%
16,896	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $16,896)	16,896

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
249	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $249)	249

	Total Investments — 100.2% (Cost $673,990)	781,944
	Liabilities in Excess of Other Assets — (0.2)%	(1,582)

	NET ASSETS — 100.0%	$780,362

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.4%
	Consumer Discretionary — 11.1%
	Auto Components — 0.5%
15	Cooper Tire & Rubber Co.	380
64	Spartan Motors, Inc.	317
124	Superior Industries International, Inc.	2,534

		3,231

	Diversified Consumer Services — 1.1%
340	Corinthian Colleges, Inc. (a)	828
132	Lincoln Educational Services Corp.	736
237	Regis Corp.	4,008
267	Stewart Enterprises, Inc., Class A	2,042

		7,614

	Hotels, Restaurants & Leisure — 1.5%
56	Ameristar Casinos, Inc.	1,469
10	Biglari Holdings, Inc. (a)	3,861
23	Bloomin’ Brands, Inc. (a)	366
31	Bluegreen Corp. (a)	295
31	Einstein Noah Restaurant Group, Inc.	383
193	Isle of Capri Casinos, Inc. (a)	1,081
47	Multimedia Games Holding Co., Inc. (a)	687
24	Red Robin Gourmet Burgers, Inc. (a)	850
147	Ruth’s Hospitality Group, Inc. (a)	1,071
18	Scientific Games Corp., Class A (a)	159
13	Town Sports International Holdings, Inc.	141

		10,363

	Household Durables — 1.4%
118	American Greetings Corp., Class A	1,986
88	Blyth, Inc.	1,367
47	CSS Industries, Inc.	1,020
152	Leggett & Platt, Inc.	4,127
19	NACCO Industries, Inc., Class A	1,129

		9,629

	Internet & Catalog Retail — 0.1%
1	Kayak Software Corp. (a)	51
334	Orbitz Worldwide, Inc. (a)	909

		960

	Leisure Equipment & Products — 0.4%
47	Arctic Cat, Inc. (a)	1,569
133	JAKKS Pacific, Inc.	1,660

		3,229

	Media — 2.0%
152	Entercom Communications Corp., Class A (a)	1,062
185	Journal Communications, Inc., Class A (a)	1,002
258	LIN TV Corp., Class A (a)	1,944

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
189	McClatchy Co. (The), Class A (a)	617
25	Nexstar Broadcasting Group, Inc., Class A (a)	263
4	Saga Communications, Inc., Class A	163
66	Scholastic Corp.	1,960
11	Shutterstock, Inc. (a)	281
409	Sinclair Broadcast Group, Inc., Class A	5,166
57	Valassis Communications, Inc.	1,480
4	Value Line, Inc.	39

		13,977

	Multiline Retail — 1.2%
209	Bon-Ton Stores, Inc. (The)	2,538
67	Dillard’s, Inc., Class A	5,629

		8,167

	Specialty Retail — 2.1%
97	Brown Shoe Co., Inc.	1,777
183	Conn’s, Inc. (a)	5,605
22	Five Below, Inc. (a)	692
516	OfficeMax, Inc.	5,031
7	Restoration Hardware Holdings, Inc. (a)	229
479	Wet Seal, Inc. (The), Class A (a)	1,322

		14,656

	Textiles, Apparel & Luxury Goods — 0.8%
89	Cherokee, Inc.	1,222
172	Fifth & Pacific Cos., Inc. (a)	2,138
34	Iconix Brand Group, Inc. (a)	766
45	Perry Ellis International, Inc.	893
24	Unifi, Inc. (a)	308

		5,327

	Total Consumer Discretionary	77,153

	Consumer Staples — 2.6%
	Food & Staples Retailing — 0.7%
8	Nash Finch Co.	163
5	Pantry, Inc. (The) (a)	57
2,265	Rite Aid Corp. (a)	3,080
46	Spartan Stores, Inc.	699
389	SUPERVALU, Inc.	961

		4,960

	Food Products — 0.1%
13	Farmer Bros Co. (a)	186
40	WhiteWave Foods Co., Class A (a)	623

		809

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Household Products — 0.8%
527	Central Garden & Pet Co., Class A (a)	5,505

	Tobacco — 1.0%
142	Universal Corp.	7,067

	Total Consumer Staples	18,341

	Energy — 4.7%
	Energy Equipment & Services — 2.2%
469	Cal Dive International, Inc. (a)	811
59	Forum Energy Technologies, Inc. (a)	1,465
400	Helix Energy Solutions Group, Inc. (a)	8,256
409	Hercules Offshore, Inc. (a)	2,530
36	Natural Gas Services Group, Inc. (a)	583
167	Parker Drilling Co. (a)	768
35	Pioneer Energy Services Corp. (a)	251
48	Tesco Corp. (a)	551
5	TETRA Technologies, Inc. (a)	34

		15,249

	Oil, Gas & Consumable Fuels — 2.5%
26	Alon USA Energy, Inc.	463
51	Cloud Peak Energy, Inc. (a)	992
2	Delek U.S. Holdings, Inc.	43
28	Diamondback Energy, Inc. (a)	535
179	EPL Oil & Gas, Inc. (a)	4,036
25	Green Plains Renewable Energy, Inc. (a)	199
9	Panhandle Oil and Gas, Inc., Class A	246
396	Penn Virginia Corp.	1,747
243	PetroQuest Energy, Inc. (a)	1,203
90	Stone Energy Corp. (a)	1,837
149	W&T Offshore, Inc.	2,395
126	Western Refining, Inc.	3,555
1	Westmoreland Coal Co. (a)	9

		17,260

	Total Energy	32,509

	Financials — 33.4%
	Capital Markets — 1.6%
21	Affiliated Managers Group, Inc. (a)	2,759
118	Apollo Investment Corp.	986
19	GAMCO Investors, Inc., Class A	992
114	Gladstone Capital Corp.	934
45	Gladstone Investment Corp.	310
171	Investment Technology Group, Inc. (a)	1,542
36	Janus Capital Group, Inc.	305
200	MCG Capital Corp.	918
32	MVC Capital, Inc.	393

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
53	NGP Capital Resources Co.	383
30	Oppenheimer Holdings, Inc., Class A	518
26	Piper Jaffray Cos. (a)	829

		10,869

	Commercial Banks — 12.1%
53	1st Source Corp.	1,171
41	BancFirst Corp.	1,720
202	BancorpSouth, Inc.	2,941
89	Bank of Hawaii Corp.	3,907
33	Banner Corp.	1,023
73	BBCN Bancorp, Inc.	840
13	Cascade Bancorp (a)	83
112	Cathay General Bancorp	2,178
11	Center Bancorp, Inc.	130
72	Central Pacific Financial Corp. (a)	1,126
4	Century Bancorp, Inc., Class A	135
39	Chemical Financial Corp.	931
10	Citizens & Northern Corp.	195
17	Citizens Republic Bancorp, Inc. (a)	315
95	City Holding Co.	3,318
53	CoBiz Financial, Inc.	394
74	Community Bank System, Inc.	2,014
60	Community Trust Bancorp, Inc.	1,973
23	Cullen/Frost Bankers, Inc.	1,243
42	Financial Institutions, Inc.	780
38	First Bancorp	481
106	First Busey Corp.	494
4	First Citizens BancShares, Inc., Class A	703
718	First Commonwealth Financial Corp.	4,898
24	First Community Bancshares, Inc.	377
121	First Financial Bancorp	1,769
20	First Financial Bankshares, Inc.	796
63	First Interstate Bancsystem, Inc.	969
25	First Merchants Corp.	364
217	FirstMerit Corp.	3,073
252	FNB Corp.	2,678
1	Fulton Financial Corp.	12
20	Great Southern Bancorp, Inc.	501
45	Hancock Holding Co.	1,441
30	Heartland Financial USA, Inc.	774
28	Hudson Valley Holding Corp.	436
32	Lakeland Bancorp, Inc.	323
15	Lakeland Financial Corp.	388
155	MainSource Financial Group, Inc.	1,968
65	MB Financial, Inc.	1,282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — Continued
32	Metro Bancorp, Inc. (a)	424
31	MetroCorp Bancshares, Inc. (a)	343
56	National Bank Holdings Corp., Class A	1,069
20	OmniAmerican Bancorp, Inc. (a)	465
305	Oriental Financial Group, Inc., (Puerto Rico)	4,072
21	Pacific Continental Corp.	202
84	PacWest Bancorp	2,091
12	S&T Bancorp, Inc.	211
9	Sierra Bancorp	105
29	Simmons First National Corp., Class A	743
140	Southwest Bancorp, Inc. (a)	1,566
19	StellarOne Corp.	271
99	Sterling Financial Corp.	2,063
9	Suffolk Bancorp (a)	122
212	Susquehanna Bancshares, Inc.	2,216
30	SVB Financial Group (a)	1,701
239	TCF Financial Corp.	2,900
22	Tompkins Financial Corp.	852
78	Trustmark Corp.	1,752
101	UMB Financial Corp.	4,441
46	Umpqua Holdings Corp.	539
58	Union First Market Bankshares Corp.	921
33	Valley National Bancorp	308
20	Washington Trust Bancorp, Inc.	537
15	Webster Financial Corp.	310
10	West Bancorp, Inc.	109
36	West Coast Bancorp	808
30	Westamerica Bancorp	1,278
223	Wilshire Bancorp, Inc. (a)	1,307

		83,870

	Consumer Finance — 1.5%
150	DFC Global Corp. (a)	2,778
60	Nelnet, Inc., Class A	1,773
80	World Acceptance Corp. (a)	5,935

		10,486

	Diversified Financial Services — 0.7%
69	Marlin Business Services Corp.	1,376
152	PHH Corp. (a)	3,467
19	Resource America, Inc., Class A	128

		4,971

	Insurance — 4.4%
360	American Equity Investment Life Holding Co.	4,399
24	American Safety Insurance Holdings Ltd., (Bermuda) (a)	460

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
50	Arch Capital Group Ltd., (Bermuda) (a)	2,219
52	Argo Group International Holdings Ltd., (Bermuda)	1,730
407	CNO Financial Group, Inc.	3,794
39	Hallmark Financial Services (a)	370
179	Horace Mann Educators Corp.	3,569
55	Meadowbrook Insurance Group, Inc.	315
112	Platinum Underwriters Holdings Ltd., (Bermuda)	5,143
104	ProAssurance Corp.	4,371
35	StanCorp Financial Group, Inc.	1,269
24	Stewart Information Services Corp.	621
171	Symetra Financial Corp.	2,218

		30,478

	Real Estate Investment Trusts (REITs) — 11.4%
981	Anworth Mortgage Asset Corp.	5,670
106	Apartment Investment & Management Co., Class A	2,879
354	Ashford Hospitality Trust, Inc.	3,723
519	Capstead Mortgage Corp.	5,951
227	CBL & Associates Properties, Inc.	4,808
22	Colonial Properties Trust	461
180	Coresite Realty Corp.	4,990
297	CubeSmart	4,330
281	CYS Investments, Inc.	3,320
1,032	DCT Industrial Trust, Inc.	6,697
172	DiamondRock Hospitality Co.	1,547
189	FelCor Lodging Trust, Inc. (a)	881
68	First Industrial Realty Trust, Inc. (a)	959
45	Getty Realty Corp.	804
36	Home Properties, Inc.	2,183
86	Hospitality Properties Trust	2,016
43	LaSalle Hotel Properties	1,089
334	Lexington Realty Trust	3,489
53	LTC Properties, Inc.	1,872
86	Mission West Properties, Inc.	784
82	Parkway Properties, Inc.	1,141
123	Pennsylvania Real Estate Investment Trust	2,175
116	Potlatch Corp.	4,558
19	PS Business Parks, Inc.	1,261
527	RAIT Financial Trust	2,975
314	Redwood Trust, Inc.	5,297
41	Strategic Hotels & Resorts, Inc. (a)	260
234	Sunstone Hotel Investors, Inc. (a)	2,504
7	Taubman Centers, Inc.	575

		79,199

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Management & Development — 0.1%
21	Realogy Holdings Corp. (a)	885

	Thrifts & Mortgage Finance — 1.6%
13	BankFinancial Corp.	96
53	Beneficial Mutual Bancorp, Inc. (a)	500
13	ESB Financial Corp.	187
30	OceanFirst Financial Corp.	413
256	Ocwen Financial Corp. (a)	8,848
52	Rockville Financial, Inc.	676
14	WSFS Financial Corp.	587

		11,307

	Total Financials	232,065

	Health Care — 4.4%
	Biotechnology — 1.3%
15	Achillion Pharmaceuticals, Inc. (a)	120
60	Celldex Therapeutics, Inc. (a)	401
78	Clovis Oncology, Inc. (a)	1,240
67	Durata Therapeutics, Inc. (a)	513
180	InterMune, Inc. (a)	1,739
594	Lexicon Pharmaceuticals, Inc. (a)	1,320
831	Oncothyreon, Inc. (a)	1,596
331	PDL BioPharma, Inc.	2,331

		9,260

	Health Care Equipment & Supplies — 0.9%
162	Greatbatch, Inc. (a)	3,760
119	SurModics, Inc. (a)	2,654

		6,414

	Health Care Providers & Services — 1.6%
115	Amedisys, Inc. (a)	1,290
36	Gentiva Health Services, Inc. (a)	363
51	HealthSouth Corp. (a)	1,083
114	Magellan Health Services, Inc. (a)	5,566
416	Skilled Healthcare Group, Inc., Class A (a)	2,653

		10,955

	Health Care Technology — 0.5%
200	MedAssets, Inc. (a)	3,346

	Pharmaceuticals — 0.1%
11	Cornerstone Therapeutics, Inc. (a)	50
38	ViroPharma, Inc. (a)	856

		906

	Total Health Care	30,881

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 13.8%
	Aerospace & Defense — 1.1%
83	Cubic Corp.	3,991
366	GenCorp, Inc. (a)	3,345

		7,336

	Air Freight & Logistics — 0.1%
185	Pacer International, Inc. (a)	720

	Airlines — 1.1%
47	Alaska Air Group, Inc. (a)	2,038
492	Republic Airways Holdings, Inc. (a)	2,794
174	SkyWest, Inc.	2,172
64	U.S. Airways Group, Inc. (a)	868

		7,872

	Building Products — 1.0%
171	Gibraltar Industries, Inc. (a)	2,718
169	NCI Building Systems, Inc. (a)	2,355
69	Quanex Building Products Corp.	1,417
19	Trex Co., Inc. (a)	722

		7,212

	Commercial Services & Supplies — 2.7%
64	ARC Document Solutions, Inc. (a)	164
1,017	Cenveo, Inc. (a)	2,745
928	EnergySolutions, Inc. (a)	2,896
59	G&K Services, Inc., Class A	2,022
64	HNI Corp.	1,912
30	Knoll, Inc.	453
48	Performant Financial Corp. (a)	483
237	Quad/Graphics, Inc.	4,840
136	Steelcase, Inc., Class A	1,733
59	United Stationers, Inc.	1,813

		19,061

	Construction & Engineering — 1.3%
85	Argan, Inc.	1,523
76	Comfort Systems USA, Inc.	921
165	EMCOR Group, Inc.	5,724
39	Michael Baker Corp.	975

		9,143

	Electrical Equipment — 0.3%
127	LSI Industries, Inc.	891
29	Powell Industries, Inc. (a)	1,200

		2,091

	Industrial Conglomerates — 0.4%
49	Standex International Corp.	2,493

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — 3.2%
51	AGCO Corp. (a) (m)	2,520
64	American Railcar Industries, Inc.	2,015
3	Ampco-Pittsburgh Corp.	59
154	Briggs & Stratton Corp.	3,238
165	Douglas Dynamics, Inc.	2,367
108	Federal Signal Corp. (a)	820
124	FreightCar America, Inc.	2,780
52	Hurco Cos., Inc. (a)	1,196
37	Hyster-Yale Materials Handling, Inc.	1,815
34	Kadant, Inc. (a)	891
153	Meritor, Inc. (a)	724
37	Mueller Industries, Inc.	1,871
159	Mueller Water Products, Inc., Class A	891
9	Proto Labs, Inc. (a)	371
11	Watts Water Technologies, Inc., Class A	477

		22,035

	Marine — 0.1%
32	International Shipholding Corp.	521

	Professional Services — 0.7%
118	Barrett Business Services, Inc.	4,506

	Road & Rail — 0.6%
2	Amerco, Inc.	292
31	Arkansas Best Corp.	296
27	Celadon Group, Inc.	486
21	Heartland Express, Inc.	278
135	Saia, Inc. (a)	3,124

		4,476

	Trading Companies & Distributors — 1.0%
89	Aircastle Ltd.	1,121
134	Applied Industrial Technologies, Inc.	5,627

		6,748

	Transportation Infrastructure — 0.2%
107	Wesco Aircraft Holdings, Inc. (a)	1,413

	Total Industrials	95,627

	Information Technology — 12.2%
	Communications Equipment — 2.0%
286	Arris Group, Inc. (a)	4,274
88	Aviat Networks, Inc. (a)	290
40	Bel Fuse, Inc., Class B	789
58	Black Box Corp.	1,417
45	Calix, Inc. (a)	344
178	Comtech Telecommunications Corp.	4,518
47	Oplink Communications, Inc. (a)	732
74	Ruckus Wireless, Inc. (a)	1,656

		14,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 0.7%
183	Avid Technology, Inc. (a)	1,383
115	Electronics for Imaging, Inc. (a)	2,190
35	Fusion-io, Inc. (a)	809
56	Imation Corp. (a)	262
79	STEC, Inc. (a)	389

		5,033

	Electronic Equipment, Instruments & Components — 1.8%
67	Aeroflex Holding Corp. (a)	470
108	Agilysys, Inc. (a)	901
9	Anixter International, Inc.	601
33	Audience, Inc. (a)	344
59	Cognex Corp.	2,176
52	Coherent, Inc.	2,627
37	Electro Scientific Industries, Inc.	367
44	Newport Corp. (a)	595
57	Park Electrochemical Corp.	1,456
31	Richardson Electronics Ltd.	352
43	Tech Data Corp. (a)	1,953
76	Vishay Intertechnology, Inc. (a)	812

		12,654

	Internet Software & Services — 0.7%
60	Digital River, Inc. (a)	867
16	ExactTarget, Inc. (a)	310
352	IntraLinks Holdings, Inc. (a)	2,171
46	Monster Worldwide, Inc. (a)	260
11	Trulia, Inc. (a)	177
91	United Online, Inc.	508
61	XO Group, Inc. (a)	569

		4,862

	IT Services — 1.4%
31	CACI International, Inc., Class A (a)	1,678
96	Convergys Corp.	1,571
130	CSG Systems International, Inc. (a)	2,354
66	Euronet Worldwide, Inc. (a)	1,551
170	Global Cash Access Holdings, Inc. (a)	1,335
33	Unisys Corp. (a)	567
43	Vantiv, Inc., Class A (a)	886

		9,942

	Semiconductors & Semiconductor Equipment — 4.2%
44	Advanced Energy Industries, Inc. (a)	605
115	Amkor Technology, Inc. (a)	488
75	Brooks Automation, Inc.	601
60	DSP Group, Inc. (a)	343

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
110	Entropic Communications, Inc. (a)	585
233	First Solar, Inc. (a)	7,192
38	GSI Technology, Inc. (a)	236
102	GT Advanced Technologies, Inc. (a)	307
78	Integrated Device Technology, Inc. (a)	570
94	Intermolecular, Inc. (a)	834
36	IXYS Corp.	325
71	Lam Research Corp. (a)	2,567
167	Lattice Semiconductor Corp. (a)	665
343	LTX-Credence Corp. (a)	2,253
15	M/A-COM Technology Solutions Holdings, Inc. (a)	223
125	Peregrine Semiconductor Corp. (a)	1,918
42	Pericom Semiconductor Corp. (a)	339
165	Photronics, Inc. (a)	984
59	RF Micro Devices, Inc. (a)	263
54	Rudolph Technologies, Inc. (a)	729
67	Sigma Designs, Inc. (a)	343
286	Spansion, Inc., Class A (a)	3,984
147	STR Holdings, Inc. (a)	371
24	Supertex, Inc.	428
98	Tessera Technologies, Inc.	1,608

		28,761

	Software — 1.4%
91	Aspen Technology, Inc. (a)	2,513
66	Eloqua, Inc. (a)	1,552
78	Envivio, Inc. (a)	133
35	Fair Isaac Corp.	1,454
44	Infoblox, Inc. (a)	787
8	Proofpoint, Inc. (a)	101
26	Rosetta Stone, Inc. (a)	323
90	TIBCO Software, Inc. (a)	1,972
14	Workday, Inc., Class A (a)	779

		9,614

	Total Information Technology	84,886

	Materials — 5.8%
	Chemicals — 1.3%
34	Georgia Gulf Corp.	1,404
133	Minerals Technologies, Inc.	5,301
127	Tredegar Corp.	2,585

		9,290

	Construction Materials — 0.0% (g)
29	Headwaters, Inc. (a)	250

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
162	Berry Plastics Group, Inc. (a)	2,605
123	Graphic Packaging Holding Co. (a)	796
135	Myers Industries, Inc.	2,044

		5,445

	Metals & Mining — 2.2%
224	Coeur d’Alene Mines Corp. (a)	5,520
3	Schnitzer Steel Industries, Inc., Class A	100
86	U.S. Silica Holdings, Inc.	1,437
319	Worthington Industries, Inc.	8,278

		15,335

	Paper & Forest Products — 1.5%
37	Buckeye Technologies, Inc.	1,048
34	Domtar Corp., (Canada)	2,856
85	Neenah Paper, Inc.	2,406
216	PH Glatfelter Co.	3,777
4	Resolute Forest Products, (Canada) (a)	53

		10,140

	Total Materials	40,460

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.1%
43	Consolidated Communications Holdings, Inc.	682

	Wireless Telecommunication Services — 0.2%
183	Leap Wireless International, Inc. (a)	1,217

	Total Telecommunication Services	1,899

	Utilities — 6.1%
	Electric Utilities — 2.2%
161	El Paso Electric Co.	5,134
77	PNM Resources, Inc.	1,577
212	Portland General Electric Co.	5,795
28	Unitil Corp.	718
55	UNS Energy Corp.	2,325

		15,549

	Gas Utilities — 1.8%
46	AGL Resources, Inc. (m)	1,831
11	Chesapeake Utilities Corp.	490
139	Laclede Group, Inc. (The)	5,382
13	New Jersey Resources Corp.	495
25	Piedmont Natural Gas Co., Inc.	770
82	Southwest Gas Corp.	3,457

		12,425

	Independent Power Producers & Energy Traders — 0.4%
104	NRG Energy, Inc.	2,401

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Multi-Utilities — 1.6%
187	Avista Corp.	4,496
21	CH Energy Group, Inc.	1,350
153	NorthWestern Corp.	5,321

		11,167

	Water Utilities — 0.1%
35	California Water Service Group	637
34	Consolidated Water Co., Ltd., (Cayman Islands)	253

		890

	Total Utilities	42,432

	Total Common Stocks (Cost $532,415)	656,253

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
1,715	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (m) (Cost $1,715)	1,716

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.6%
	Investment Company — 4.6%
31,912	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $31,912)	31,912

	Total Investments — 99.3% (Cost $566,042)	689,881
	Other Assets in Excess of Liabilities — 0.7%	5,041

	NET ASSETS — 100.0%	$694,922

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
391	E-mini Russell 2000	03/15/13	$33,102	$821

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
		Consumer Discretionary — 13.7%
		Auto Components — 0.4%
7		Cooper Tire & Rubber Co.	178
7		Dana Holding Corp.	115
13		Spartan Motors, Inc.	66

			359

		Diversified Consumer Services — 0.9%
12		Coinstar, Inc. (a)	598
4		Mac-Gray Corp.	45
9		Regis Corp.	149

			792

		Hotels, Restaurants & Leisure — 2.8%
24		Ameristar Casinos, Inc.	630
2		Biglari Holdings, Inc. (a)	819
3		Bloomin’ Brands, Inc. (a)	48
5		CEC Entertainment, Inc.	153
—	(h)	DineEquity, Inc. (a)	20
9		Interval Leisure Group, Inc.	171
1		Multimedia Games Holding Co., Inc. (a)	10
9		Red Robin Gourmet Burgers, Inc. (a)	303
9		Sonic Corp. (a)	92
34		Town Sports International Holdings, Inc.	361

			2,607

		Household Durables — 1.9%
29		American Greetings Corp., Class A (c)	481
18		Blyth, Inc.	275
7		CSS Industries, Inc.	162
24		Leggett & Platt, Inc.	640
12		Lifetime Brands, Inc.	132
1		NACCO Industries, Inc., Class A	79

			1,769

		Internet & Catalog Retail — 0.6%
—	(h)	Kayak Software Corp. (a)	6
24		Overstock.com, Inc. (a)	338
23		PetMed Express, Inc.	259

			603

		Leisure Equipment & Products — 0.7%
8		Arctic Cat, Inc. (a)	274
14		Brunswick Corp.	395

			669

		Media — 1.7%
13		Entercom Communications Corp., Class A (a)	88
12		Journal Communications, Inc., Class A (a)	66

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
24	Nexstar Broadcasting Group, Inc., Class A (a)	254
19	Scholastic Corp.	562
2	Shutterstock, Inc. (a)	42
43	Sinclair Broadcast Group, Inc., Class A	545

		1,557

	Multiline Retail — 1.3%
11	Bon-Ton Stores, Inc. (The)	132
11	Dillard’s, Inc., Class A	947
13	Saks, Inc. (a)	132

		1,211

	Specialty Retail — 2.4%
10	ANN, Inc. (a)	328
2	Ascena Retail Group, Inc. (a)	35
17	Brown Shoe Co., Inc.	312
38	Conn’s, Inc. (a)	1,172
3	Five Below, Inc. (a)	109
1	Group 1 Automotive, Inc.	87
2	Rent-A-Center, Inc.	62
1	Restoration Hardware Holdings, Inc. (a)	34
3	Tilly’s, Inc., Class A (a)	41

		2,180

	Textiles, Apparel & Luxury Goods — 1.0%
48	Fifth & Pacific Cos., Inc. (a)	601
27	Jones Group, Inc. (The)	297

		898

	Total Consumer Discretionary	12,645

	Consumer Staples — 3.6%
	Food & Staples Retailing — 1.1%
1	Arden Group, Inc., Class A	126
563	Rite Aid Corp. (a)	766
56	SUPERVALU, Inc.	138

		1,030

	Food Products — 0.8%
9	B&G Foods, Inc.	241
30	Smart Balance, Inc. (a)	384
7	WhiteWave Foods Co., Class A (a)	104

		729

	Personal Products — 0.6%
1	Herbalife Ltd., (Cayman Islands)	33
16	Prestige Brands Holdings, Inc. (a)	312
5	USANA Health Sciences, Inc. (a)	178

		523

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
		Tobacco — 1.1%
20		Universal Corp.	1,018

		Total Consumer Staples	3,300

		Energy — 5.3%
		Energy Equipment & Services — 1.8%
75		Cal Dive International, Inc. (a)	130
5		Dresser-Rand Group, Inc. (a)	281
15		Forum Energy Technologies, Inc. (a)	379
36		Helix Energy Solutions Group, Inc. (a)	741
8		ION Geophysical Corp. (a)	52
2		Parker Drilling Co. (a)	8
6		Superior Energy Services, Inc. (a)	130

			1,721

		Oil, Gas & Consumable Fuels — 3.5%
1		Clayton Williams Energy, Inc. (a)	52
10		Cloud Peak Energy, Inc. (a)	201
2		Contango Oil & Gas Co.	72
24		Delek U.S. Holdings, Inc.	610
4		Diamondback Energy, Inc. (a)	75
34		EPL Oil & Gas, Inc. (a)	771
—	(h)	Isramco, Inc. (a)	23
20		PetroQuest Energy, Inc. (a)	97
11		Stone Energy Corp. (a)	228
6		Swift Energy Co. (a)	92
38		Vaalco Energy, Inc. (a)	331
37		W&T Offshore, Inc.	588
3		Western Refining, Inc.	76
1		Westmoreland Coal Co. (a)	8

			3,224

		Total Energy	4,945

		Financials — 21.4%
		Capital Markets — 1.2%
5		Affiliated Managers Group, Inc. (a)	651
6		Federated Investors, Inc., Class B	121
37		Investment Technology Group, Inc. (a)	329
1		Janus Capital Group, Inc.	10

			1,111

		Commercial Banks — 6.4%
5		1st Source Corp.	110
11		BancFirst Corp.	470
24		BancorpSouth, Inc.	346
5		Banner Corp.	154
8		BBCN Bancorp, Inc.	93
9		Cathay General Bancorp	179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
3	Chemical Financial Corp.	81
1	Citizens & Northern Corp.	25
11	City Holding Co. (c)	387
7	CoBiz Financial, Inc.	55
41	CVB Financial Corp.	431
1	Financial Institutions, Inc.	16
67	First Commonwealth Financial Corp.	455
7	First Financial Bancorp	98
5	First Interstate Bancsystem, Inc.	71
3	First Merchants Corp.	40
16	FNB Corp.	166
5	Heartland Financial USA, Inc.	131
6	MainSource Financial Group, Inc.	76
4	MetroCorp Bancshares, Inc. (a)	45
9	National Bank Holdings Corp., Class A	175
3	OmniAmerican Bancorp, Inc. (a)	74
27	Oriental Financial Group, Inc.,	356
7	PacWest Bancorp	171
6	Sierra Bancorp	63
7	Simmons First National Corp., Class A	167
25	Southwest Bancorp, Inc. (a)	282
3	StellarOne Corp.	38
14	Suffolk Bancorp (a)	183
15	Susquehanna Bancshares, Inc.	154
3	SVB Financial Group (a)	145
24	TCF Financial Corp. (c)	292
3	UMB Financial Corp.	131
7	West Bancorp, Inc.	74
3	Westamerica Bancorp	119
16	Wilshire Bancorp, Inc. (a)	92

		5,945

	Consumer Finance — 1.9%
25	DFC Global Corp. (a)	455
11	Nelnet, Inc., Class A	316
3	Portfolio Recovery Associates, Inc. (a)	278
10	World Acceptance Corp. (a)	738

		1,787

	Diversified Financial Services — 0.7%
12	Marlin Business Services Corp.	235
17	PHH Corp. (a)	396

		631

	Insurance — 2.3%
30	American Equity Investment Life Holding Co.	370
3	Aspen Insurance Holdings Ltd., (Bermuda)	83

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
43	CNO Financial Group, Inc.	400
2	EMC Insurance Group, Inc.	50
8	Meadowbrook Insurance Group, Inc.	46
5	Navigators Group, Inc. (The) (a)	230
10	Platinum Underwriters Holdings Ltd., (Bermuda)	460
9	ProAssurance Corp.	376
3	Stewart Information Services Corp.	86

		2,101

	Real Estate Investment Trusts (REITs) — 7.7%
43	Anworth Mortgage Asset Corp.	248
4	Ashford Hospitality Trust, Inc.	45
2	Associated Estates Realty Corp.	29
5	BioMed Realty Trust, Inc.	97
49	Capstead Mortgage Corp.	560
11	CBL & Associates Properties, Inc.	233
34	Coresite Realty Corp.	932
15	CYS Investments, Inc.	177
24	DCT Industrial Trust, Inc.	152
12	DiamondRock Hospitality Co.	110
5	EastGroup Properties, Inc.	269
2	Equity Lifestyle Properties, Inc.	121
4	First Industrial Realty Trust, Inc. (a)	55
6	Home Properties, Inc.	343
11	Hospitality Properties Trust	260
12	Lexington Realty Trust	121
19	LTC Properties, Inc.	655
5	MFA Financial, Inc.	38
7	Mission West Properties, Inc.	60
4	National Retail Properties, Inc.	119
12	Pennsylvania Real Estate Investment Trust	208
6	Post Properties, Inc.	295
17	Potlatch Corp.	674
1	PS Business Parks, Inc.	84
27	RAIT Financial Trust	155
21	Ramco-Gershenson Properties Trust	281
16	Redwood Trust, Inc.	270
4	Saul Centers, Inc.	184
14	Strategic Hotels & Resorts, Inc. (a)	90
3	Taubman Centers, Inc.	252

		7,117

	Real Estate Management & Development — 0.2%
5	Realogy Holdings Corp. (a)	227

	Thrifts & Mortgage Finance — 1.0%
3	Astoria Financial Corp.	29

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — Continued
2	BankFinancial Corp.	13
7	Beneficial Mutual Bancorp, Inc. (a)	69
2	Capitol Federal Financial, Inc.	21
7	OceanFirst Financial Corp.	102
20	Ocwen Financial Corp. (a)	688

		922

	Total Financials	19,841

	Health Care — 11.7%
	Biotechnology — 3.6%
45	Achillion Pharmaceuticals, Inc. (a)	361
88	Amicus Therapeutics, Inc. (a)	235
29	Ariad Pharmaceuticals, Inc. (a)	562
17	ArQule, Inc. (a)	46
11	AVEO Pharmaceuticals, Inc. (a)	92
50	Dynavax Technologies Corp. (a)	144
30	Merrimack Pharmaceuticals, Inc. (a)	180
14	OncoGenex Pharmaceutical, Inc. (a)	181
2	Onyx Pharmaceuticals, Inc. (a)	151
119	Orexigen Therapeutics, Inc. (a)	625
121	Threshold Pharmaceuticals, Inc. (a)	510
50	ZIOPHARM Oncology, Inc. (a)	208

		3,295

	Health Care Equipment & Supplies — 3.1%
24	Accuray, Inc. (a)	154
21	CONMED Corp.	590
21	Greatbatch, Inc. (a)	495
23	Invacare Corp.	380
10	Orthofix International N.V., (Netherlands) (a)	381
73	RTI Biologics, Inc. (a)	311
24	SurModics, Inc. (a)	536

		2,847

	Health Care Providers & Services — 2.0%
16	Amedisys, Inc. (a)	183
5	Centene Corp. (a)	221
42	Cross Country Healthcare, Inc. (a)	202
28	Gentiva Health Services, Inc. (a)	280
3	Magellan Health Services, Inc. (a)	157
14	Molina Healthcare, Inc. (a)	379
8	Providence Service Corp. (The) (a)	127
33	Skilled Healthcare Group, Inc., Class A (a)	211
8	Sunrise Senior Living, Inc. (a)	116

		1,876

	Health Care Technology — 0.6%
36	MedAssets, Inc. (a)	606

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.6%
25	Cambrex Corp. (a)	285
1	Mettler-Toledo International, Inc. (a)	174
45	Pacific Biosciences of California, Inc. (a)	76

		535

	Pharmaceuticals — 1.8%
10	Cornerstone Therapeutics, Inc. (a)	47
14	MAP Pharmaceuticals, Inc. (a)	217
28	Nektar Therapeutics (a)	205
38	ViroPharma, Inc. (a)	863
25	Vivus, Inc. (a)	332

		1,664

	Total Health Care	10,823

	Industrials — 15.9%
	Aerospace & Defense — 2.1%
12	Cubic Corp.	585
49	GenCorp, Inc. (a)	445
104	Taser International, Inc. (a)	932

		1,962

	Air Freight & Logistics — 0.1%
3	Park-Ohio Holdings Corp. (a)	55

	Airlines — 1.2%
11	Alaska Air Group, Inc. (a)	453
100	Republic Airways Holdings, Inc. (a)	570
4	U.S. Airways Group, Inc. (a)	59

		1,082

	Building Products — 0.7%
33	Gibraltar Industries, Inc. (a)	532
3	Trex Co., Inc. (a)	119

		651

	Commercial Services & Supplies — 2.7%
34	ACCO Brands Corp. (a)	249
100	American Reprographics Co. (a)	255
12	Deluxe Corp.	377
71	EnergySolutions, Inc. (a)	221
5	G&K Services, Inc., Class A	171
16	Intersections, Inc.	153
32	Knoll, Inc.	495
8	Performant Financial Corp. (a)	77
19	Quad/Graphics, Inc.	391
3	Standard Parking Corp. (a)	66
5	Steelcase, Inc., Class A	59
1	United Stationers, Inc.	15

		2,529

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.3%
14	Argan, Inc.	257
24	EMCOR Group, Inc.	834
4	MasTec, Inc. (a)	95

		1,186

	Electrical Equipment — 0.5%
7	Acuity Brands, Inc.	467

	Industrial Conglomerates — 0.4%
8	Standex International Corp.	410

	Machinery — 4.1%
1	Ampco-Pittsburgh Corp.	26
2	Cascade Corp.	109
20	Douglas Dynamics, Inc.	294
29	FreightCar America, Inc.	655
9	Hurco Cos., Inc. (a)	200
3	Hyster-Yale Materials Handling, Inc.	122
2	Kadant, Inc. (a)	48
11	Mueller Industries, Inc.	555
11	Nordson Corp.	720
1	Proto Labs, Inc. (a)	51
13	Sauer-Danfoss, Inc.	704
11	Trimas Corp. (a)	296
1	Watts Water Technologies, Inc., Class A	26

		3,806

	Professional Services — 1.0%
24	Barrett Business Services, Inc.	901

	Road & Rail — 1.1%
8	Arkansas Best Corp.	72
3	Celadon Group, Inc.	54
5	Con-way, Inc.	139
11	Heartland Express, Inc.	144
26	Saia, Inc. (a)	594

		1,003

	Trading Companies & Distributors — 0.5%
11	Aircastle Ltd.	138
8	Applied Industrial Technologies, Inc.	336

		474

	Transportation Infrastructure — 0.2%
15	Wesco Aircraft Holdings, Inc. (a)	201

	Total Industrials	14,727

	Information Technology — 15.7%
	Communications Equipment — 2.9%
62	Arris Group, Inc. (a)	919
19	Aviat Networks, Inc. (a)	62

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Communications Equipment — Continued
11	Black Box Corp.	258
8	Comtech Telecommunications Corp.	203
14	InterDigital, Inc. (c)	563
14	Oplink Communications, Inc. (a)	218
1	Palo Alto Networks, Inc. (a)	53
5	Plantronics, Inc.	166
11	Ruckus Wireless, Inc. (a)	237

		2,679

	Computers & Peripherals — 0.3%
7	Electronics for Imaging, Inc. (a)	131
5	Fusion-io, Inc. (a)	115

		246

	Electronic Equipment, Instruments & Components — 1.1%
6	Agilysys, Inc. (a)	46
6	Audience, Inc. (a)	58
19	Checkpoint Systems, Inc. (a)	208
11	Coherent, Inc.	537
3	Richardson Electronics Ltd.	34
11	Vishay Intertechnology, Inc. (a)	117

		1,000

	Internet Software & Services — 2.6%
4	Bazaarvoice, Inc. (a)	40
46	Digital River, Inc. (a)	658
3	ExactTarget, Inc. (a)	56
55	IntraLinks Holdings, Inc. (a)	337
149	Monster Worldwide, Inc. (a)	835
7	Move, Inc. (a)	56
5	OpenTable, Inc. (a)	259
17	QuinStreet, Inc. (a)	115
2	Trulia, Inc. (a)	29

		2,385

	IT Services — 1.7%
11	CACI International, Inc., Class A (a)	600
23	CSG Systems International, Inc. (a)	424
7	Heartland Payment Systems, Inc.	210
5	Unisys Corp. (a)	88
6	Vantiv, Inc., Class A (a)	118
6	VeriFone Systems, Inc. (a)	168

		1,608

	Semiconductors & Semiconductor Equipment — 3.4%
4	ATMI, Inc. (a)	90
8	Brooks Automation, Inc.	63
2	Cirrus Logic, Inc. (a)	67

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
5	DSP Group, Inc. (a)	27
7	First Solar, Inc. (a)	219
31	GT Advanced Technologies, Inc. (a)	92
9	Integrated Device Technology, Inc. (a)	62
13	Intermolecular, Inc. (a)	118
14	Lattice Semiconductor Corp. (a)	56
79	LSI Corp. (a)	558
74	LTX-Credence Corp. (a)	485
2	M/A-COM Technology Solutions Holdings, Inc. (a)	30
37	Micrel, Inc.	349
17	Peregrine Semiconductor Corp. (a)	257
11	Photronics, Inc. (a)	64
26	RF Micro Devices, Inc. (a)	114
10	Rudolph Technologies, Inc. (a)	133
6	Semtech Corp. (a)	159
12	STR Holdings, Inc. (a)	30
39	Ultra Clean Holdings (a)	192

		3,165

	Software — 3.7%
24	Aspen Technology, Inc. (a)	666
9	Eloqua, Inc. (a)	208
9	Envivio, Inc. (a)	15
5	Fair Isaac Corp.	210
7	Infoblox, Inc. (a)	129
20	Manhattan Associates, Inc. (a)	1,176
17	Monotype Imaging Holdings, Inc.	276
1	Proofpoint, Inc. (a)	17
20	Telenav, Inc. (a)	156
7	TIBCO Software, Inc. (a)	163
18	Websense, Inc. (a)	274
2	Workday, Inc., Class A (a)	131

		3,421

	Total Information Technology	14,504

	Materials — 6.1%
	Chemicals — 2.1%
13	Georgia Gulf Corp.	524
30	Minerals Technologies, Inc.	1,190
11	Tredegar Corp.	227

		1,941

	Construction Materials — 0.7%
70	Headwaters, Inc. (a)	595

	Containers & Packaging — 0.8%
23	Berry Plastics Group, Inc. (a)	373
11	Graphic Packaging Holding Co. (a)	74

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Containers & Packaging — Continued
19	Myers Industries, Inc.	286

		733

	Metals & Mining — 1.4%
10	Coeur d’Alene Mines Corp. (a)	241
19	U.S. Silica Holdings, Inc.	311
29	Worthington Industries, Inc.	762

		1,314

	Paper & Forest Products — 1.1%
7	Buckeye Technologies, Inc.	198
3	Domtar Corp., (Canada)	217
9	Neenah Paper, Inc.	245
21	PH Glatfelter Co.	369
1	Resolute Forest Products, (Canada) (a)	14

		1,043

	Total Materials	5,626

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
48	Cincinnati Bell, Inc. (a)	261
28	Fairpoint Communications, Inc. (a)	221
6	magicJack VocalTec Ltd., (Israel) (a)	117

		599

	Wireless Telecommunication Services — 0.0% (g)
1	NTELOS Holdings Corp.	12

	Total Telecommunication Services	611

	Utilities — 3.2%
	Electric Utilities — 1.3%
11	El Paso Electric Co.	354
9	PNM Resources, Inc.	193
16	Portland General Electric Co.	430
5	UNS Energy Corp.	212

		1,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
4	AGL Resources, Inc.	170
4	Laclede Group, Inc. (The)	158
3	New Jersey Resources Corp.	119
7	Piedmont Natural Gas Co., Inc.	216
5	Southwest Gas Corp.	212

		875

	Multi-Utilities — 1.0%
2	CH Energy Group, Inc.	111
24	NorthWestern Corp.	816

		927

	Total Utilities	2,991

	Total Common Stocks (Cost $74,582)	90,013

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
125	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $125)	125

SHARES
Short-Term Investment — 6.8%
	Investment Company — 6.8%
6,273	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $6,273)	6,273

Investments of Cash Collateral for Securities on Loan — 0.4%
	Investment Company — 0.4%
391	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $391)	391

	Total Investments — 104.6% (Cost $81,371)	96,802
	Liabilities in Excess of Other Assets — (4.6)%	(4,234)

	NET ASSETS — 100.0%	$92,568

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
28	E-mini Russell 2000	03/15/13	$2,370	$63

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$358,968		$419,370		$2,318,622
Investments in affiliates, at value	8,793		12,596		80,921

Total investment securities, at value	367,761		431,966		2,399,543
Receivables:
Investment securities sold	—		1,365		1
Fund shares sold	2,065		550		3,688
Interest and dividends from non-affiliates	173		459		1,057
Dividends from affiliates	—	(a)	1		5
Securities lending income	—	(a)	—		—
Variation margin on futures contracts	—		335		—

Total Assets	369,999		434,676		2,404,294

LIABILITIES:
Payables:
Due to custodian	—		—	(a)	164
Investment securities purchased	—		2,070		—
Collateral for securities lending program	2,381		—		—
Fund shares redeemed	788		4		37,626
Accrued liabilities:
Investment advisory fees	199		233		1,287
Administration fees	26		30		—
Shareholder servicing fees	54		9		321
Distribution fees	45		—		158
Custodian and accounting fees	6		14		21
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	1
Transfer agent fees	188		5		1,152
Other	37		75		130

Total Liabilities	3,725		2,440		40,860

Net Assets	$366,274		$432,236		$2,363,434

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-capital	$322,659	$360,455	$1,759,039
Accumulated undistributed (distributions in excess of) net investment income	(1,907)	672	(1,055)
Accumulated net realized gains (losses)	(5,016)	(34,177)	7,889
Net unrealized appreciation (depreciation)	50,538	105,286	597,561

Total Net Assets	$366,274	$432,236	$2,363,434

Net Assets:
Class A	$66,367	$—	$588,374
Class B	916	—	9,035
Class C	49,128	—	34,161
Class R2	—	—	5,119
Class R5	—	—	642,591
Select Class	249,863	432,236	1,084,154

Total	$366,274	$432,236	$2,363,434

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,447	—	16,927
Class B	54	—	312
Class C	2,904	—	1,184
Class R2	—	—	149
Class R5	—	—	16,741
Select Class	12,157	10,532	28,263

Net Asset Value (a):
Class A — Redemption price per share	$19.25	$—	$34.76
Class B — Offering price per share (b)	16.95	—	28.93
Class C — Offering price per share (b)	16.92	—	28.84
Class R2 — Offering and redemption price per share	—	—	34.44
Class R5 — Offering and redemption price per share	—	—	38.38
Select Class — Offering and redemption price per share	20.55	41.04	38.36
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.32	$—	$36.69

Cost of investments in non-affiliates	$308,430	$314,372	$1,721,061
Cost of investments in affiliates	8,793	12,596	80,921
Value of securities on loan	2,354	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$764,799		$657,969	$90,138
Investments in affiliates, at value	17,145		31,912	6,664

Total investment securities, at value	781,944		689,881	96,802
Deposits at broker for futures contracts	—		—	95
Receivables:
Investment securities sold	—		449	72
Fund shares sold	1,534		5,030	2,070
Interest and dividends from non-affiliates	362		971	68
Dividends from affiliates	1		2	—	(a)
Securities lending income	—	(a)	—	—	(a)
Variation margin on futures contracts	—		856	75
Other assets	2		—	—

Total Assets	783,843		697,189	99,182

LIABILITIES:
Payables:
Dividends	—		—	14
Investment securities purchased	—		782	5,965
Collateral for securities lending program	249		—	391
Fund shares redeemed	2,348		629	159
Accrued liabilities:
Investment advisory fees	351		367	31
Administration fees	—		26	—
Shareholder servicing fees	101		63	13
Distribution fees	72		76	5
Custodian and accounting fees	8		12	6
Trustees’ and Chief Compliance Officer’s fees	6		—	—	(a)
Transfer agent fees	298		250	15
Other	48		62	15

Total Liabilities	3,481		2,267	6,614

Net Assets	$780,362		$694,922	$92,568

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-capital	$678,165	$616,991	$84,245
Accumulated undistributed (distributions in excess of) net investment income	(2,046)	2,222	218
Accumulated net realized gains (losses)	(3,711)	(48,951)	(7,389)
Net unrealized appreciation (depreciation)	107,954	124,660	15,494

Total Net Assets	$780,362	$694,922	$92,568

Net Assets:
Class A	$219,410	$244,306	$16,460
Class B	3,088	3,798	—
Class C	22,611	31,747	2,784
Class R2	21,796	8,418	89
Class R5	—	20,896	—
Class R6	167,831	162,771	15,184
Institutional Class	216,609	—	12,156
Select Class	129,017	222,986	45,895

Total	$780,362	$694,922	$92,568

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	20,297	11,868	1,454
Class B	358	209	—
Class C	2,496	1,767	250
Class R2	2,039	411	8
Class R5	—	971	—
Class R6	14,452	7,560	1,327
Institutional Class	18,694	—	1,062
Select Class	11,286	10,364	3,998

Net Asset Value (a):
Class A — Redemption price per share	$10.81	$20.59	$11.32
Class B — Offering price per share (b)	8.63	18.13	—
Class C — Offering price per share (b)	9.06	17.97	11.13
Class R2 — Offering and redemption price per share	10.69	20.51	11.27
Class R5 — Offering and redemption price per share	—	21.52	—
Class R6 — Offering and redemption price per share	11.61	21.53	11.45
Institutional Class — Offering and redemption price per share	11.59	—	11.45
Select Class — Offering and redemption price per share	11.43	21.52	11.48
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.41	$21.73	$11.95

Cost of investments in non-affiliates	$656,845	$534,130	$74,707
Cost of investments in affiliates	17,145	31,912	6,664
Value of securities on loan	244	—	386

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2012 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	1,606	4,409	33,397
Dividend income from affiliates	4	5	40
Income from securities lending (net)	4	2	—

Total investment income	1,614	4,417	33,437

EXPENSES:
Investment advisory fees	1,173	1,370	7,919
Administration fees	155	182	1,050
Distribution fees:
Class A	83	—	763
Class B	3	—	36
Class C	188	—	131
Class R2	—	—	14
Shareholder servicing fees:
Class A	83	—	763
Class B	1	—	12
Class C	63	—	44
Class R2	—	—	7
Class R5	—	—	171
Select Class	304	527	1,364
Custodian and accounting fees	20	19	55
Professional fees	25	25	36
Trustees’ and Chief Compliance Officer’s fees	— (a)	2	14
Printing and mailing costs	42	37	120
Registration and filing fees	26	14	47
Transfer agent fees	311	—	1,612
Other	8	4	11

Total expenses	2,485	2,180	14,169

Less amounts waived	(160)	(501)	(1,638)
Less earnings credits	—	—	—	(a)

Net expenses	2,325	1,679	12,531

Net investment income (loss)	(711)	2,738	20,906

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,305	17,337	108,195
Futures	—	802	—

Net realized gain (loss)	15,305	18,139	108,195

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	7,291	20,877	42,168
Futures	—	(145)	—

Change in net unrealized appreciation/depreciation	7,291	20,732	42,168

Net realized/unrealized gains (losses)	22,596	38,871	150,363

Change in net assets resulting from operations	$21,885	$41,609	$171,269

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$—	(a)
Dividend income from non-affiliates	3,459	9,252	948
Dividend income from affiliates	8	9	1
Income from securities lending (net)	4	2	—	(a)

Total investment income	3,471	9,265	949

EXPENSES:
Investment advisory fees	2,582	2,045	232
Administration fees	342	271	33
Distribution fees:
Class A	279	252	14
Class B	13	14	—
Class C	88	113	7
Class R2	57	19	—	(a)
Shareholder servicing fees:
Class A	279	252	14
Class B	4	5	—
Class C	30	38	2
Class R2	28	10	—	(a)
Class R5	—	4	—
Institutional Class	113	—	5
Select Class	158	260	51
Custodian and accounting fees	27	41	27
Professional fees	25	25	25
Trustees’ and Chief Compliance Officer’s fees	1	3	—	(a)
Printing and mailing costs	50	36	7
Registration and filing fees	58	47	39
Transfer agent fees	607	362	30
Other	13	11	3

Total expenses	4,754	3,808	489

Less amounts waived	(738)	(375)	(107)

Net expenses	4,016	3,433	382

Net investment income (loss)	(545)	5,832	567

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	34,880	10,723	1,772
Futures	—	1,042	101

Net realized gain (loss)	34,880	11,765	1,873

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	15,443	45,675	5,120
Futures	—	241	(5)

Change in net unrealized appreciation/depreciation	15,443	45,916	5,115

Net realized/unrealized gains (losses)	50,323	57,681	6,988

Change in net assets resulting from operations	$49,778	$63,513	$7,555

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(711)	$(2,013)	$2,738	$2,544
Net realized gain (loss)	15,305	12,478	18,139	14,478
Change in net unrealized appreciation/depreciation	7,291	(36,437)	20,732	(37,850)

Change in net assets resulting from operations	21,885	(25,972)	41,609	(20,828)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(2,519)	—	—	—
Class B
From net realized gains	(39)	—	—	—
Class C
From net realized gains	(2,102)	—	—	—
Select Class
From net investment income	—	—	(4,488)	(2,078)
From net realized gains	(9,120)	—	—	—

Total distributions to shareholders	(13,780)	—	(4,488)	(2,078)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,168	(14,401)	(11,475)	(120,034)

NET ASSETS:
Change in net assets	30,273	(40,373)	25,646	(142,940)
Beginning of period	336,001	376,374	406,590	549,530

End of period	$366,274	$336,001	$432,236	$406,590

Accumulated undistributed (distributions in excess of) net investment income	$(1,907)	$(1,196)	$672	$2,422

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,906	$10,984	$(545)	$(1,885)
Net realized gain (loss)	108,195	126,071	34,880	33,713
Change in net unrealized appreciation/depreciation	42,168	(59,698)	15,443	(76,118)

Change in net assets resulting from operations	171,269	77,357	49,778	(44,290)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,332)	(1,784)	—	—
From net realized gains	(54,507)	(29,961)	(18,796)	(4,635)
Class B
From net investment income	(65)	—	—	—
From net realized gains	(953)	(645)	(333)	(107)
Class C
From net investment income	(285)	—	—	—
From net realized gains	(3,639)	(2,059)	(2,309)	(598)
Class R2
From net investment income	(40)	(6)	—	—
From net realized gains	(478)	(264)	(1,927)	(408)
Class R5
From net investment income	(8,958)	(4,589)	—	—
From net realized gains	(52,088)	(27,407)	—	—
Class R6
From net realized gains	—	—	(13,119)	(2,268)
Institutional Class
From net realized gains	—	—	(17,399)	(4,220)
Select Class
From net investment income	(12,603)	(5,722)	—	—
From net realized gains	(88,266)	(48,444)	(10,618)	(2,322)

Total distributions to shareholders	(228,214)	(120,881)	(64,501)	(14,558)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(21,652)	(39,038)	(26,435)	134,888

NET ASSETS:
Change in net assets	(78,597)	(82,562)	(41,158)	76,040
Beginning of period	2,442,031	2,524,593	821,520	745,480

End of period	$2,363,434	$2,442,031	$780,362	$821,520

Accumulated undistributed (distributions in excess of) net investment income	$(1,055)	$6,322	$(2,046)	$(1,501)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,832	$5,239	$567	$311
Net realized gain (loss)	11,765	8,625	1,873	(2,684)
Change in net unrealized appreciation/depreciation	45,916	(10,600)	5,115	(1,183)

Change in net assets resulting from operations	63,513	3,264	7,555	(3,556)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(928)	(1,662)	(99)	—
Class B
From net investment income	(11)	(19)	—	—
Class C
From net investment income	(92)	(136)	(11)	—
Class R2 (b)
From net investment income	(25)	(41)	— (a)	— (a)
Class R5
From net investment income	(95)	(157)	—	—
Class R6 (b)
From net investment income	(827)	(1,736)	(137)	— (a)
Institutional Class
From net investment income	—	—	(90)	(59)
Select Class
From net investment income	(994)	(2,049)	(295)	(108)

Total distributions to shareholders	(2,972)	(5,800)	(632)	(167)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,315	47,225	15,686	4,531

NET ASSETS:
Change in net assets	77,856	44,689	22,609	808
Beginning of period	617,066	572,377	69,959	69,151

End of period	$694,922	$617,066	$92,568	$69,959

Accumulated undistributed (distributions in excess of) net investment income	$2,222	$(638)	$218	$283

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,496	$41,460	$—	$—
Dividends and distributions reinvested	1,796	—	—	—
Cost of shares redeemed	(10,421)	(122,824)	—	—

Change in net assets resulting from Class A capital transactions	$(129)	$(81,364)	$—	$—

Class B
Proceeds from shares issued	$4	$3	$—	$—
Dividends and distributions reinvested	35	—	—	—
Cost of shares redeemed	(197)	(653)	—	—

Change in net assets resulting from Class B capital transactions	$(158)	$(650)	$—	$—

Class C
Proceeds from shares issued	$7,195	$17,007	$—	$—
Dividends and distributions reinvested	231	—	—	—
Cost of shares redeemed	(9,290)	(26,284)	—	—

Change in net assets resulting from Class C capital transactions	$(1,864)	$(9,277)	$—	$—

Select Class
Proceeds from shares issued	$53,897	$154,205	$8,410	$25,529
Dividends and distributions reinvested	8,987	—	4,252	1,948
Cost of shares redeemed	(38,565)	(77,315)	(24,137)	(147,511)

Change in net assets resulting from Select Class capital transactions	$24,319	$76,890	$(11,475)	$(120,034)

Total change in net assets resulting from capital transactions	$22,168	$(14,401)	$(11,475)	$(120,034)

SHARE TRANSACTIONS:
Class A
Issued	435	2,340	—	—
Reinvested	95	—	—	—
Redeemed	(534)	(6,774)	—	—

Change in Class A Shares	(4)	(4,434)	—	—

Class B
Issued	— (a)	— (a)	—	—
Reinvested	2	—	—	—
Redeemed	(11)	(41)	—	—

Change in Class B Shares	(9)	(41)	—	—

Class C
Issued	423	1,047	—	—
Reinvested	14	—	—	—
Redeemed	(539)	(1,617)	—	—

Change in Class C Shares	(102)	(570)	—	—

Select Class
Issued	2,603	7,902	211	697
Reinvested	447	—	104	57
Redeemed	(1,873)	(3,977)	(613)	(3,858)

Change in Select Class Shares	1,177	3,925	(298)	(3,104)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,215	$157,234	$18,147	$69,558
Dividends and distributions reinvested	53,153	27,278	18,018	4,447
Cost of shares redeemed	(131,655)	(245,335)	(31,707)	(101,851)

Change in net assets resulting from Class A capital transactions	$(10,287)	$(60,823)	$4,458	$(27,846)

Class B
Proceeds from shares issued	$43	$153	$98	$141
Dividends and distributions reinvested	947	586	276	93
Cost of shares redeemed	(1,601)	(3,284)	(852)	(2,023)

Change in net assets resulting from Class B capital transactions	$(611)	$(2,545)	$(478)	$(1,789)

Class C
Proceeds from shares issued	$1,550	$2,701	$1,164	$3,039
Dividends and distributions reinvested	3,051	1,591	1,897	488
Cost of shares redeemed	(3,818)	(7,520)	(3,226)	(8,525)

Change in net assets resulting from Class C capital transactions	$783	$(3,228)	$(165)	$(4,998)

Class R2
Proceeds from shares issued	$902	$2,320	$2,907	$10,502
Dividends and distributions reinvested	238	114	1,827	377
Cost of shares redeemed	(1,462)	(1,956)	(4,876)	(3,289)

Change in net assets resulting from Class R2 capital transactions	$(322)	$478	$(142)	$7,590

Class R5
Proceeds from shares issued	$87,983	$220,906	$—	$—
Dividends and distributions reinvested	58,492	30,874	—	—
Cost of shares redeemed	(189,388)	(127,695)	—	—

Change in net assets resulting from Class R5 capital transactions	$(42,913)	$124,085	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$10,319	$130,056
Dividends and distributions reinvested	—	—	13,119	2,269
Cost of shares redeemed	—	—	(53,898)	(8,891)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(30,460)	$123,434

Institutional Class
Proceeds from shares issued	$—	$—	$23,429	$106,591
Dividends and distributions reinvested	—	—	15,569	3,608
Cost of shares redeemed	—	—	(46,239)	(77,557)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(7,241)	$32,642

Select Class
Proceeds from shares issued	$156,306	$287,957	$18,848	$50,639
Dividends and distributions reinvested	89,504	47,121	8,954	1,909
Cost of shares redeemed	(214,112)	(432,083)	(20,209)	(46,693)

Change in net assets resulting from Select Class capital transactions	$31,698	$(97,005)	$7,593	$5,855

Total change in net assets resulting from capital transactions	$(21,652)	$(39,038)	$(26,435)	$134,888

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	1,854	4,564	1,590	6,342
Reinvested	1,546	849	1,704	436
Redeemed	(3,650)	(7,273)	(2,759)	(9,342)

Change in Class A Shares	(250)	(1,860)	535	(2,564)

Class B
Issued	1	5	10	16
Reinvested	33	22	33	11
Redeemed	(51)	(112)	(91)	(223)

Change in Class B Shares	(17)	(85)	(48)	(196)

Class C
Issued	52	92	123	320
Reinvested	107	59	214	56
Redeemed	(124)	(257)	(333)	(905)

Change in Class C Shares	35	(106)	4	(529)

Class R2
Issued	25	70	260	977
Reinvested	7	4	175	37
Redeemed	(40)	(57)	(437)	(306)

Change in Class R2 Shares	(8)	17	(2)	708

Class R5
Issued	2,183	5,986	—	—
Reinvested	1,535	874	—	—
Redeemed	(4,616)	(3,399)	—	—

Change in Class R5 Shares	(898)	3,461	—	—

Class R6
Issued	—	—	863	11,045
Reinvested	—	—	1,156	210
Redeemed	—	—	(4,520)	(783)

Change in Class R6 Shares	—	—	(2,501)	10,472

Institutional Class
Issued	—	—	1,930	9,441
Reinvested	—	—	1,374	334
Redeemed	—	—	(3,774)	(6,770)

Change in Institutional Class Shares	—	—	(470)	3,005

Select Class
Issued	3,922	7,666	1,575	4,414
Reinvested	2,355	1,338	801	178
Redeemed	(5,329)	(11,713)	(1,679)	(4,096)

Change in Select Class Shares	948	(2,709)	697	496

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$65,730	$64,696	$11,122	$7,833
Dividends and distributions reinvested	895	1,559	84	—
Cost of shares redeemed	(27,975)	(80,683)	(4,134)	(10,500)

Change in net assets resulting from Class A capital transactions	$38,650	$(14,428)	$7,072	$(2,667)

Class B
Proceeds from shares issued	$33	$60	$—	$—
Dividends and distributions reinvested	10	17	—	—
Cost of shares redeemed	(528)	(2,513)	—	—

Change in net assets resulting from Class B capital transactions	$(485)	$(2,436)	$—	$—

Class C
Proceeds from shares issued	$3,483	$6,277	$1,508	$597
Dividends and distributions reinvested	80	116	9	—
Cost of shares redeemed	(3,417)	(8,373)	(156)	(505)

Change in net assets resulting from Class C capital transactions	$146	$(1,980)	$1,361	$92

Class R2 (b)
Proceeds from shares issued	$1,870	$2,994	$26	$50
Dividends and distributions reinvested	23	38	—	— (a)
Cost of shares redeemed	(928)	(2,261)	— (a)	—

Change in net assets resulting from Class R2 capital transactions	$965	$771	$26	$50

Class R5
Proceeds from shares issued	$7,383	$6,690	$—	$—
Dividends and distributions reinvested	5	4	—	—
Cost of shares redeemed	(3,904)	(22,164)	—	—

Change in net assets resulting from Class R5 capital transactions	$3,484	$(15,470)	$—	$—

Class R6 (b)
Proceeds from shares issued	$10,114	$79,242	$1,067	$13,638
Dividends and distributions reinvested	827	1,736	137	— (a)
Cost of shares redeemed	(43,063)	(5,770)	(269)	(260)

Change in net assets resulting from Class R6 capital transactions	$(32,122)	$75,208	$935	$13,378

Institutional Class
Proceeds from shares issued	$—	$—	$6,066	$6,490
Dividends and distributions reinvested	—	—	89	59
Cost of shares redeemed	—	—	(4,001)	(17,366)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,154	$(10,817)

Select Class
Proceeds from shares issued	$37,770	$54,314	$6,479	$15,804
Dividends and distributions reinvested	508	905	236	88
Cost of shares redeemed	(31,601)	(49,659)	(2,577)	(11,397)

Change in net assets resulting from Select Class capital transactions	$6,677	$5,560	$4,138	$4,495

Total change in net assets resulting from capital transactions	$17,315	$47,225	$15,686	$4,531

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	3,388	3,659	1,015	803
Reinvested	44	89	7	—
Redeemed	(1,428)	(4,528)	(384)	(1,142)

Change in Class A Shares	2,004	(780)	638	(339)

Class B
Issued	2	3	—	—
Reinvested	1	1	—	—
Redeemed	(31)	(161)	—	—

Change in Class B Shares	(28)	(157)	—	—

Class C
Issued	204	402	141	63
Reinvested	5	7	1	—
Redeemed	(200)	(550)	(15)	(52)

Change in Class C Shares	9	(141)	127	11

Class R2 (b)
Issued	95	170	3	5
Reinvested	1	2	—	— (a)
Redeemed	(47)	(131)	— (a)	—

Change in Class R2 Shares	49	41	3	5

Class R5
Issued	360	359	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(189)	(1,168)	—	—

Change in Class R5 Shares	171	(809)	—	—

Class R6 (b)
Issued	487	4,227	95	1,267
Reinvested	38	94	12	— (a)
Redeemed	(2,195)	(307)	(23)	(24)

Change in Class R6 Shares	(1,670)	4,014	84	1,243

Institutional Class
Issued	—	—	534	615
Reinvested	—	—	8	6
Redeemed	—	—	(376)	(1,657)

Change in Institutional Class Shares	—	—	166	(1,036)

Select Class
Issued	1,859	3,087	579	1,545
Reinvested	25	49	21	9
Redeemed	(1,533)	(2,739)	(233)	(1,169)

Change in Select Class Shares	351	397	367	385

(a)	Amount rounds to less than 1,000 shares.
(b)	Commencement of offering of class of shares effective November 1, 2011 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$18.83	$(0.06	)(f)(g)	$1.24	$1.18	$(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—
Year Ended June 30, 2010	11.89	(0.13	)(f)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(f)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(f)	(2.09)	(2.28)	(1.80)

Class B
Six Months Ended December 31, 2012 (Unaudited)	16.71	(0.10	)(f)(g)	1.10	1.00	(0.76)
Year Ended June 30, 2012	18.01	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.37	(0.23	)(f)	5.87	5.64	—
Year Ended June 30, 2010	10.73	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(f)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(f)	(1.89)	(2.17)	(1.80)

Class C
Six Months Ended December 31, 2012 (Unaudited)	16.68	(0.10	)(f)(g)	1.10	1.00	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—
Year Ended June 30, 2010	10.71	(0.19	)(f)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(f)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(f)	(1.89)	(2.17)	(1.80)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	20.02	(0.02	)(f)(g)	1.31	1.29	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—
Year Ended June 30, 2010	12.50	(0.08	)(f)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(f)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(f)	(2.17)	(2.29)	(1.80)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.09), $(0.12), $(0.13) and $(0.05) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.89)%, (1.41)%, (1.40)% and (0.50)% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.17), $(0.23), $(0.23) and $(0.10) for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.94)%, (1.43)%, (1.43)% and (0.53)% for Class A, Class B, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$19.25	6.34%	$66,367	1.47%	(0.59	)%(g)	1.47%	31%
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79
13.80	16.06	72,134	1.49	(0.92)		1.78	120
11.89	(28.59)	51,434	1.50	(0.86)		2.16	83
16.65	(11.92)	77,384	1.50	(0.99)		1.95	122

16.95	6.06	916	1.97	(1.11	)(g)	1.97	31
16.71	(7.22)	1,055	1.97	(1.21	)(h)	1.98	63
18.01	45.59	1,865	1.99	(1.48)		2.04	79
12.37	15.28	2,326	2.09	(1.58)		2.39	120
10.73	(29.03)	16,081	2.10	(1.46)		2.65	83
15.12	(12.38)	27,388	2.10	(1.59)		2.44	122

16.92	6.08	49,128	1.97	(1.10	)(g)	1.97	31
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79
12.35	15.31	45,949	2.09	(1.53)		2.30	120
10.71	(29.03)	40,775	2.10	(1.46)		2.66	83
15.09	(12.40)	58,290	2.10	(1.59)		2.44	122

20.55	6.51	249,863	1.09	(0.19	)(g)	1.22	31
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79
14.56	16.48	51,872	1.09	(0.52)		1.53	120
12.50	(28.33)	36,584	1.10	(0.46)		1.92	83
17.44	(11.50)	35,071	1.10	(0.60)		1.70	122

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2012 (Unaudited)	$37.54	$0.27	(f)	$3.66	$3.93	$(0.43)	$—	$(0.43)
Year Ended June 30, 2012	39.44	0.27	(g)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)
Year Ended June 30, 2010	23.28	0.09		5.47	5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27		(10.26)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34		(9.43)	(9.09)	(0.27)	(6.21)	(6.48)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.12 and the net investment income (loss) ratio would have been 0.53% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$41.04	10.47%	$432,236	0.79%	1.30	%(f)	1.03%	17%
37.54	(4.29)	406,590	0.80	0.64	(g)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38
28.60	23.89	491,061	0.80	0.40		1.09	40
23.28	(27.66)	337,981	0.80	0.96		1.10	42
35.77	(18.23)	558,129	0.80	0.77		1.07	35

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$36.02	$0.27	(f)(g)	$2.23	$2.50	$(0.36)	$(3.40)	$(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)
Year Ended June 30, 2010	23.59	0.05	(f)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(f)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(f)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)

Class B
Six Months Ended December 31, 2012 (Unaudited)	30.51	0.14	(f)(g)	1.89	2.03	(0.21)	(3.40)	(3.61)
Year Ended June 30, 2012	31.46	(0.09	)(f)	0.90	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.79	(0.01	)(f)	8.73	8.72	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(f)	(3.43)	(3.51)	—	(1.76)	(1.76)

Class C
Six Months Ended December 31, 2012 (Unaudited)	30.46	0.15	(f)(g)	1.87	2.02	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(f)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(f)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(f)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	35.67	0.22	(f)(g)	2.21	2.43	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(f)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(f)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	39.47	0.39	(f)(g)	2.46	2.85	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(f)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(f)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(f)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	39.41	0.36	(f)(g)	2.45	2.81	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(f)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(f)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(f)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.04), $(0.03), $0.00, $0.15 and $0.12 for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.24%, (0.33)%, (0.28)%, (0.04)%, 0.68% and 0.53% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$34.76	7.14%	$588,374	1.29%	1.47	%(g)	1.39%	9%
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39
27.54	16.91	528,676	1.29	0.16		1.38	44
23.59	(13.97)	372,525	1.30	(0.13)		1.44	45
27.42	(11.80)	405,375	1.25	0.18		1.40	52

28.93	6.88	9,035	1.79	0.90	(g)	1.89	9
30.51	3.26	10,036	1.80	(0.30)		1.91	27
31.46	37.10	13,032	1.79	(0.05)		1.90	39
23.79	16.28	12,890	1.79	(0.33)		1.88	44
20.46	(14.39)	13,711	1.80	(0.64)		1.94	45
23.90	(12.21)	21,212	1.75	(0.32)		1.90	52

28.84	6.86	34,161	1.79	0.95	(g)	1.89	9
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39
23.75	16.31	32,259	1.79	(0.33)		1.88	44
20.42	(14.42)	30,661	1.80	(0.64)		1.94	45
23.86	(12.21)	45,375	1.75	(0.32)		1.90	52

34.44	7.02	5,119	1.54	1.19	(g)	1.64	9
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39
27.33	16.53	4,634	1.54	(0.16)		1.63	44
23.48	12.30	1,461	1.55	(0.39)		1.75	45

38.38	7.40	642,591	0.79	1.91	(g)	0.94	9
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39
29.92	17.44	256,458	0.79	0.63		0.93	44
25.60	(13.50)	86,024	0.80	0.38		0.99	45
29.72	(11.35)	73,737	0.76	0.68		0.96	52

38.36	7.31	1,084,154	0.99	1.76	(g)	1.14	9
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39
29.88	17.21	935,388	0.99	0.45		1.13	44
25.58	(13.69)	603,628	1.00	0.17		1.19	45
29.68	(11.54)	644,973	0.94	0.48		1.15	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$11.13	$(0.02	)(f)(g)	$0.71	$0.69	$(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(h)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—
Year Ended June 30, 2010	6.80	(0.06	)(f)	1.54	1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(f)	(2.10)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(f)	(1.28)	(1.34)	(1.70)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.10	(0.04	)(f)(g)	0.58	0.54	(1.01)
Year Ended June 30, 2012	10.04	(0.09	)(f)(h)	(0.63)	(0.72)	(0.22)
Year Ended June 30, 2011	6.87	(0.11	)(f)	3.28	3.17	—
Year Ended June 30, 2010	5.67	(0.09	)(f)	1.29	1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(f)	(1.78)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(f)	(1.08)	(1.19)	(1.70)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.51	(0.04	)(f)(g)	0.60	0.56	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(h)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—
Year Ended June 30, 2010	5.92	(0.09	)(f)	1.34	1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(f)	(1.85)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(f)	(1.13)	(1.24)	(1.70)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	11.03	(0.04	)(f)(g)	0.71	0.67	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(h)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—
Year Ended June 30, 2010	6.79	(0.08	)(f)	1.54	1.46	—
November 3, 2008(i) through June 30, 2009	6.28	(0.03	)(f)	0.54	0.51	—

Class R6
Six Months Ended December 31, 2012 (Unaudited)	11.85	0.01	(f)(g)	0.76	0.77	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(h)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010(i) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.04), $(0.06), $(0.05), $(0.06) and $0.00 for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been (0.66)%, (1.18)%, (1.16)%, (0.91)% and (0.18)% for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.11), $(0.10) and $(0.02) for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (1.18)%, (0.92)% and (0.19)% for Class A, Class B, Class C, Class R2 and Class R6 Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$10.81	6.39%	$219,410	1.24%	(0.37	)%(g)	1.43%	26%
11.13	(6.59)	219,946	1.25	(0.46	)(h)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79
8.28	21.76	144,214	1.25	(0.71)		1.44	83
6.80	(23.94)	107,591	1.25	(0.55)		1.58	83
8.94	(12.93)	120,723	1.25	(0.56)		1.39	71

8.63	6.16	3,088	1.74	(0.89	)(g)	1.93	26
9.10	(7.00)	3,690	1.75	(0.97	)(h)	1.94	58
10.04	46.14	6,049	1.78	(1.26)		1.89	79
6.87	21.16	6,318	1.85	(1.33)		1.94	83
5.67	(24.60)	7,967	1.85	(1.15)		2.06	83
7.52	(13.48)	13,420	1.85	(1.18)		1.89	71

9.06	6.11	22,611	1.74	(0.87	)(g)	1.93	26
9.51	(6.99)	23,689	1.75	(0.97	)(h)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79
7.17	21.11	19,472	1.85	(1.31)		1.94	83
5.92	(24.49)	14,396	1.85	(1.15)		2.07	83
7.84	(13.49)	18,615	1.85	(1.17)		1.89	71

10.69	6.27	21,796	1.49	(0.62	)(g)	1.68	26
11.03	(6.80)	22,514	1.50	(0.71	)(h)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79
8.25	21.50	1,561	1.50	(0.89)		1.66	83
6.79	8.12	54	1.50	(0.72)		1.93	83

11.61	6.67	167,831	0.75	0.11	(g)	0.93	26
11.85	(6.14)	200,960	0.75	0.02	(h)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund (continued)
Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	$11.84	$—	(f)(g)(i)	$0.76	$0.76	$(1.01)
Year Ended June 30, 2012	12.87	(0.01)	(f)(h)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04)	(f)	4.18	4.14	—
Year Ended June 30, 2010	7.13	(0.03)	(f)	1.63	1.60	—
Year Ended June 30, 2009	9.36	(0.01)	(f)	(2.22)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02)	(f)	(1.33)	(1.35)	(1.70)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	11.70	(0.01)	(f)(g)	0.75	0.74	(1.01)
Year Ended June 30, 2012	12.74	(0.02)	(f)(h)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05)	(f)	4.14	4.09	—
Year Ended June 30, 2010	7.08	(0.04)	(f)	1.61	1.57	—
Year Ended June 30, 2009	9.30	(0.03)	(f)	(2.19)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04)	(f)	(1.33)	(1.37)	(1.70)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.02) and $(0.03) for Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.27)% and (0.40)% for Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.03) and $(0.05) for Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.28)% and (0.43)% for Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$11.59	6.60%	$216,609	0.85%	0.03	%(g)	1.03%	26%
11.84	(6.15)	226,834	0.85	(0.06	)(h)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79
8.73	22.44	146,161	0.85	(0.31)		1.04	83
7.13	(23.82)	102,695	0.85	(0.15)		1.19	83
9.36	(12.53)	91,439	0.85	(0.15)		0.99	71

11.43	6.50	129,017	0.99	(0.11	)(g)	1.18	26
11.70	(6.29)	123,887	1.00	(0.21	)(h)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79
8.65	22.18	100,499	1.00	(0.46)		1.19	83
7.08	(23.87)	87,612	1.00	(0.31)		1.30	83
9.30	(12.74)	201,462	1.00	(0.34)		1.13	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$18.75	$0.18	(f)(g)	$1.74	$1.92	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)
Year Ended June 30, 2010	11.46	0.09	(f)	3.06	3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(f)	(4.93)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(f)	(4.61)	(4.44)	(0.16)	(2.51)	(2.67)

Class B
Six Months Ended December 31, 2012 (Unaudited)	16.55	0.09	(f)(g)	1.54	1.63	(0.05)	—	(0.05)
Year Ended June 30, 2012	16.78	0.02	(f)	(0.18)	(0.16)	(0.07)	—	(0.07)
Year Ended June 30, 2011	12.88	0.01	(f)	3.95	3.96	(0.06)	—	(0.06)
Year Ended June 30, 2010	10.17	—	(f)(h)	2.72	2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(f)	(4.45)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(f)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)

Class C
Six Months Ended December 31, 2012 (Unaudited)	16.40	0.09	(f)(g)	1.53	1.62	(0.05)	—	(0.05)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)
Year Ended June 30, 2010	10.10	—	(f)(h)	2.70	2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(f)	(4.41)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(f)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	18.68	0.14	(f)(g)	1.75	1.89	(0.06)	—	(0.06)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)
Year Ended June 30, 2010	11.45	0.06	(f)	3.06	3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(f)	(1.29)	(1.19)	(0.17)	(1.03)	(1.20)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, $0.02, $0.02 and $0.06 for Class A, Class B, Class C and Class R2 Shares, respectively and the net investment income (loss) ratio would have been 0.94%, 0.13%, 0.17% and 0.59% for Class A, Class B, Class C and Class R2 Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$20.59	10.24%	$244,306	1.24%	1.82	%(g)	1.40%	18%
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43
14.53	27.50	150,297	1.25	0.64		1.48	50
11.46	(26.91)	108,414	1.25	1.42		1.55	33
17.45	(18.44)	155,745	1.25	0.82		1.41	35

18.13	9.86	3,798	1.85	1.00	(g)	1.90	18
16.55	(0.95)	3,931	1.86	0.16		1.91	38
16.78	30.75	6,611	1.85	0.06		1.93	43
12.88	26.77	7,355	1.86	0.03		1.98	50
10.17	(27.42)	10,614	1.86	0.79		2.04	33
15.72	(18.93)	19,488	1.87	0.18		1.91	35

17.97	9.89	31,747	1.85	1.05	(g)	1.90	18
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43
12.78	26.74	23,499	1.86	0.03		1.98	50
10.10	(27.34)	17,402	1.86	0.79		2.04	33
15.61	(18.95)	30,533	1.87	0.18		1.91	35

20.51	10.13	8,418	1.49	1.46	(g)	1.65	18
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43
14.51	27.20	534	1.50	0.39		1.71	50
11.45	(8.17)	59	1.50	1.34		1.91	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund (continued)
Class R5
Six Months Ended December 31, 2012 (Unaudited)	$19.58	$0.21	(f)(g)	$1.84	$2.05	$(0.11)	$—	$(0.11)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.94	0.15	(f)	3.19	3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(f)	(5.09)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(f)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	19.59	0.20	(f)(g)	1.85	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2010	11.95	0.15	(f)	3.19	3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(f)	(5.11)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(f)	(4.76)	(4.51)	(0.23)	(2.51)	(2.74)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	19.58	0.20	(f)(g)	1.84	2.04	(0.10)	—	(0.10)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)
Year Ended June 30, 2010	11.94	0.13	(f)	3.20	3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(f)	(5.11)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(f)	(4.75)	(4.53)	(0.20)	(2.51)	(2.71)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.12, $0.11 and $0.11 for Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.15%, 1.11% and 1.03% for Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$21.52	10.46%	$20,896	0.90%	2.03	%(g)	0.95%	18%
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43
15.15	27.96	48,135	0.91	0.98		1.02	50
11.94	(26.63)	13,342	0.91	1.74		1.14	33
18.08	(18.17)	10,077	0.91	1.17		0.96	35

21.53	10.47	162,771	0.85	1.99	(g)	0.90	18
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43
15.15	27.91	23,660	0.86	1.02		0.98	50
11.95	(26.59)	18,137	0.86	1.80		1.05	33
18.09	(18.16)	28,433	0.86	1.21		0.91	35

21.52	10.41	222,986	0.99	1.90	(g)	1.15	18
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43
15.15	27.83	175,578	1.00	0.90		1.23	50
11.94	(26.72)	201,486	1.00	1.64		1.30	33
18.09	(18.24)	350,596	1.00	1.05		1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$10.31	$0.08	(f)(g)	$1.00		$1.08	$(0.07)	$—	$(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(h)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(i)	2.86		2.86	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.17	0.01	(f)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(f)	(2.17)		(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (j) through June 30, 2008	9.73	0.03	(f)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.14	0.05	(f)(g)	0.98		1.03	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(h)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(f)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(f)	(2.16)		(2.14)	— (i)	(0.06)	(0.06)
November 1, 2007 (j) through June 30, 2008	9.73	—	(f)(i)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.25	0.05	(f)(g)	1.01		1.06	(0.04)	—	(0.04)
November 1, 2011 (j) through June 30, 2012	9.02	—	(f)(i)	1.27	(h)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	10.43	0.09	(f)(g)	1.03		1.12	(0.10)	—	(0.10)
November 1, 2011 (j) through June 30, 2012	9.13	0.05	(f)	1.29	(h)	1.34	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	10.43	0.09	(f)(g)	1.03		1.12	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(h)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(f)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(f)	(2.16)		(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(f)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.45	0.08	(f)(g)	1.03		1.11	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(h)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(f)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(f)	(2.17)		(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(f)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.03, $0.00, $0.00, $0.04, $0.04 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.40%, (0.03)%, (0.05)%, 0.61%, 0.63% and 0.35% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.
(k)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$11.32	10.48%		$16,460	1.25%		1.44	%(g)	1.52%	21%
10.31	(2.92	)(h)	8,411	1.26		0.17		1.59	74
10.62	36.78		12,271	1.25		0.02		1.50	48
7.79	27.48		576	1.26		0.06		1.67	56
6.17	(25.30)		240	1.26		0.75		1.70	52
8.37	(11.51)		149	1.26		0.56		1.62	130

11.13	10.20		2,784	1.75		1.00	(g)	2.02	21
10.14	(3.43	)(h)	1,247	1.76		(0.26)		2.10	74
10.50	36.19		1,173	1.75		(0.50)		2.02	48
7.71	26.81		381	1.76		(0.44)		2.18	56
6.14	(25.62)		94	1.76		0.27		2.20	52
8.34	(11.82)		45	1.75		0.03		2.18	130

11.27	10.36		89	1.50		0.98	(g)	1.77	21
10.25	14.17	(h)	57	1.51		0.02		1.91	74

11.45	10.78		15,184	0.75		1.65	(g)	1.03	21
10.43	14.77	(h)	12,959	0.75		0.70		1.08	74

11.45	10.71		12,156	0.82		1.66	(g)	1.13	21
10.43	(2.59	)(h)	9,350	0.83		0.62		1.19	74
10.75	37.58		20,763	0.82		0.42		1.13	48
7.84	27.78		10,729	0.83		0.48		1.30	56
6.20	(24.84)		9,086	0.83		1.17		1.30	52
8.39	(19.41)		15,035	0.84	(k)	0.78		1.18	130

11.48	10.61		45,895	1.00		1.39	(g)	1.28	21
10.45	(2.60	)(h)	37,935	1.01		0.49		1.35	74
10.76	37.14		34,944	1.00		0.27		1.29	48
7.86	27.61		24,229	1.01		0.30		1.45	56
6.22	(24.92)		20,698	1.01		1.00		1.44	52
8.40	(19.62)		34,092	1.02	(k)	0.59		1.33	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

Class R2 Shares and Class R6 Shares commenced operations on November 1, 2011 for the U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Effective August 12, 2011, all share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publically offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities (a)	$367,761	$—	$—	$367,761

Small Cap Core Fund
Total Investments in Securities (b)	$431,295	$671	$—	$431,966

Appreciation in Other Financial Instruments
Futures Contracts	$288	$—	$—	$288

Small Cap Equity Fund
Total Investments in Securities (a)	$2,399,543	$—	$—	$2,399,543

Small Cap Growth Fund
Total Investments in Securities (a)	$781,944	$—	$—	$781,944

Small Cap Value Fund
Total Investments in Securities (b)	$688,165	$1,716	$—	$689,881

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$821	$—	$—	$821

U.S. Small Company Fund
Total Investments in Securities (b)	$96,677	$125	$—	$96,802

Appreciation in Other Financial Instruments
Futures Contracts	$63	$—	$—	$63

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$10,136	$19,110	$2,361
Ending Notional Balance Long	12,953	33,102	2,370

C. Securities Lending — Each Fund may lend securities to brokers, approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”), serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$2
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$2,354	$2,381	*	$2,381
Small Cap Growth Fund	244	249		249
U.S. Small Company Fund	386	391	*	391

*	Subsequent to December 31, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$1
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	—	(a)
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$1	$—	(a)
Small Cap Equity Fund	1	1
Small Cap Growth Fund	2	—	(a)
Small Cap Value Fund	33	1
U.S. Small Company Fund	3	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total
Dynamic Small Cap Growth Fund	$—	$—	$152		$152
Small Cap Core Fund	—	—	494		494
Small Cap Equity Fund	67	1,050	444		1,561
Small Cap Growth Fund	383	343	—	(a)	726
Small Cap Value Fund	4	130	230		364
U.S. Small Company Fund	71	33	1		105

Voluntary Waivers
	Investment Advisory		Total
Small Cap Growth Fund	$—	(a)	$—	(a)
Small Cap Value Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$8
Small Cap Core Fund	7
Small Cap Equity Fund	77
Small Cap Growth Fund	12
Small Cap Value Fund	11
U.S. Small Company Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$117,356	$109,696	$—	$—
Small Cap Core Fund	69,960	85,687	345	1,300
Small Cap Equity Fund	220,891	437,043	—	—
Small Cap Growth Fund	205,312	298,201	—	—
Small Cap Value Fund	105,852	108,164	1,606	1,725
U.S. Small Company Fund	30,120	15,285	125	215

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$317,223	$72,970	$22,432	$50,538
Small Cap Core Fund	326,968	121,778	16,780	104,998
Small Cap Equity Fund	1,801,982	665,726	68,165	597,561
Small Cap Growth Fund	673,990	157,952	49,998	107,954
Small Cap Value Fund	566,042	161,320	37,481	123,839
U.S. Small Company Fund	81,371	19,508	4,077	15,431

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Small Company Fund	$924	$—

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Small Cap Core Fund	$48,048	$48,048
Small Cap Value Fund	48,482	48,482
U.S. Small Company Fund	5,538	5,538

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for U.S. Small Company Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the following Fund:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	12.5%	10.6%

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,063.40	$7.65	1.47%
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class B
Actual	1,000.00	1,060.60	10.23	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97
Class C
Actual	1,000.00	1,060.80	10.23	1.97
Hypothetical	1,000.00	1,015.27	10.01	1.97
Select Class
Actual	1,000.00	1,065.10	5.67	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

Small Cap Core Fund
Select Class
Actual	1,000.00	1,104.70	4.19	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,071.40	6.74	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,068.80	9.33	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,068.60	9.33	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,070.20	$8.04	1.54%
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	1,074.00	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,073.10	5.17	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,063.90	6.45	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,061.60	9.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,061.10	9.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,062.70	7.75	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R6
Actual	1,000.00	1,066.70	3.91	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,066.00	4.43	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,065.00	5.15	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Small Cap Value Fund
Class A
Actual	1,000.00	1,102.40	6.57	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,098.60	9.79	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	1,098.90	9.79	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class R2
Actual	1,000.00	1,101.30	7.89	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,104.60	4.77	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,104.70	4.51	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Select Class
Actual	1,000.00	1,104.10	5.25	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,104.80	$6.63	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,102.00	9.27	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R2
Actual	1,000.00	1,103.60	7.95	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class R6
Actual	1,000.00	1,107.80	3.98	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Institutional Class
Actual	1,000.00	1,107.10	4.36	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Select Class
Actual	1,000.00	1,106.10	5.31	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund, the Trustees also considered fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the third, fourth, and fourth quintiles for Class A shares and in the third, fourth, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Core Fund’s performance was in the fourth quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011 and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the equity subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the third, second, and second quintiles for both

Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the third, fourth and fourth quintiles for Class A shares and in the third, fourth and third for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the fourth and second quintiles for Class A shares for the one- and three-year periods ended December 31, 2011, and in the third, second and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the third quintile of

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2012

their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-SC-1212

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, the U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. mid-cap stocks outperformed the broader U.S. stock market, as the Russell Midcap Index returned 8.62%. U.S. mid-cap value stocks outperformed U.S. mid-cap growth stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.65%
Russell 3000 Growth Index	4.75%

Net Assets as of 12/31/2012 (In Thousands)	$1,478,823

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors was the main detractor from relative performance. The Fund’s overweight versus the Benchmark in the financial services sector and underweight versus the Benchmark in the consumer staples sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in ServiceSource International, Inc. and International Game Technology. Shares of ServiceSource International, Inc. declined after the computer services company’s outlook for its fourth-quarter earnings was lower than investors had expected. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes.

Individual contributors to relative performance included the Fund’s positions in Royal Caribbean Cruises Ltd. and Valeant Pharmaceuticals International, Inc. Shares of Royal Caribbean Cruises Ltd. benefited from the company’s strong earnings. Shares of Valeant Pharmaceuticals International, Inc. increased after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.8%
2.	Google, Inc., Class A	3.9
3.	Biogen Idec, Inc.	2.2
4.	Sherwin-Williams Co. (The)	2.1
5.	Home Depot, Inc. (The)	2.0
6.	Amazon.com, Inc.	1.9
7.	Visa, Inc., Class A	1.8
8.	QUALCOMM, Inc.	1.8
9.	eBay, Inc.	1.8
10.	Carlisle Cos., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.0%
Industrials	16.4
Consumer Discretionary	15.7
Health Care	13.9
Financials	8.1
Energy	4.5
Materials	4.2
Consumer Staples	1.1
Short-Term Investment	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		4.65%	15.88%	1.81%	10.77%
With Sales Charge**		(0.88)	9.86	0.72	10.17
CLASS B SHARES	10/29/99
Without CDSC		4.37	15.29	1.28	10.23
With CDSC***		(0.63)	10.29	0.89	10.23
CLASS C SHARES	5/1/06
Without CDSC		4.36	15.27	1.28	10.12
With CDSC****		3.36	14.27	1.28	10.12
CLASS R5 SHARES	1/8/09	4.95	16.36	2.20	11.04
SELECT CLASS SHARES	5/1/06	4.75	16.08	2.04	10.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.15%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$762,269

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and technology sectors detracted from relative performance. The Fund’s underweight versus the Benchmark in the consumer staples sector and stock selection in the financial services sector contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Marvell Technology Group Ltd., Devon Energy Corp. and Citrix Systems, Inc. Shares of Marvell Technology Group Ltd., which manufactures chips used in data-storage applications, declined on concerns about the company’s patent litigation. Shares of Devon Energy Corp. declined after the oil and natural gas producer reported disappointing earnings. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue.

Individual contributors to relative performance included the Fund’s positions in Jarden Corp., Coventry Health Care, Inc. and Patterson-UTI Energy, Inc. Shares of Jarden Corp. benefited from the consumer products company’s increasing sales. Shares of Coventry Health Care, Inc. increased after Aetna entered into an agreement to acquire the insurance company. Shares of Patterson-UTI Energy, Inc., an oil well services and equipment company, benefited from investors’ improving outlook about the company’s position in the natural gas market.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	3.8%
2.	Devon Energy Corp.	3.1
3.	Chubb Corp. (The)	2.9
4.	Silgan Holdings, Inc.	2.7
5.	Patterson-UTI Energy, Inc.	2.6
6.	Reliance Steel & Aluminum Co.	2.4
7.	Cimarex Energy Co.	2.4
8.	UnitedHealth Group, Inc.	2.3
9.	Crown Holdings, Inc.	2.3
10.	TD Ameritrade Holding Corp.	2.3

PORTFOLIO COMPOSITIONS BY SECTOR***
Financials	22.3%
Industrials	17.7
Consumer Discretionary	16.9
Information Technology	10.4
Energy	9.7
Materials	9.4
Utilities	6.1
Health Care	5.6
Short-Term Investment	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		5.97%	13.16%	9.71%
With Sales Charge**		0.41	7.22	6.91
CLASS C SHARES	11/30/10
Without CDSC		5.68	12.56	9.16
With CDSC***		4.68	11.56	9.16
CLASS R2 SHARES	11/30/10	5.88	12.88	9.44
CLASS R5 SHARES	11/30/10	6.22	13.75	10.22
CLASS R6 SHARES	1/31/11	6.21	13.74	10.24
SELECT CLASS SHARES	11/30/10	6.15	13.48	10.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.09%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$928,913

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection and underweight versus the Benchmark in the energy sector and stock selection in the utilities sector were the main detractors from relative performance. The Fund’s stock selection in the financial services and health care sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in International Game Technology and Citrix Systems, Inc. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue. The Fund’s underweight position versus the Benchmark in Sprint Nextel Corp. also detracted from relative performance. The stock rose following the announcement that the Japanese telecommunications company SoftBank offered to buy a stake in Sprint Nextel Corp.

Individual contributors to relative performance included the Fund’s positions in FleetCor Technologies, Inc., Sherwin-Williams Co. and Valeant Pharmaceuticals International, Inc. Shares of FleetCor Technologies, Inc. increased after the business services company raised its expectations for its fiscal 2012 revenues. Shares of paint retailer Sherwin-Williams Co. benefited from the company’s strong earnings and revenue growth during the reporting period. Shares of Valeant Pharmaceuticals International, Inc. increased after investors reacted positively to the company’s announced acquisition of Medicis Pharmaceuticals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO**
1.	Sherwin-Williams Co. (The)	1.6%
2.	MSC Industrial Direct Co., Inc., Class A	1.4
3.	Carlisle Cos., Inc.	1.3
4.	Marriott International, Inc., Class A	1.3
5.	T. Rowe Price Group, Inc.	1.3
6.	Amphenol Corp., Class A	1.3
7.	M&T Bank Corp.	1.3
8.	Alliance Data Systems Corp.	1.1
9.	Xilinx, Inc.	1.0
10.	PetSmart, Inc.	1.0

PORTFOLIO COMPOSITIONS BY SECTOR***
Consumer Discretionary	20.4%
Financials	17.3
Information Technology	14.5
Industrials	13.7
Health Care	9.4
Materials	6.8
Energy	5.8
Utilities	4.4
Consumer Staples	4.2
Telecommunication Services	0.2
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		7.91%	17.67%	3.26%	9.81%
With Sales Charge**		2.23	11.48	2.15	9.22
CLASS C SHARES	11/2/09
Without CDSC		7.64	17.07	2.93	9.63
With CDSC***		6.64	16.07	2.93	9.63
SELECT CLASS SHARES	1/1/97	8.09	18.10	3.48	9.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.34%
Russell Midcap Growth Index	7.13%

Net Assets as of 12/31/2012 (In Thousands)	$1,385,700

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financial services and health care sectors was the main contributor to relative performance. The Fund’s stock selection in the technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in FleetCor Technologies, Inc. and Royal Caribbean Cruises Ltd. Shares of FleetCor Technologies, Inc. increased after the business services company raised its expectations for its fiscal 2012 revenues. Shares of Royal Caribbean Cruises Ltd. benefited from the company’s strong earnings.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in International Game Technology and Citrix Systems, Inc. Shares of International Game Technology, which provides electronic gaming equipment and systems products for casinos, declined after reporting weak third-quarter earnings as a result of higher expenses and declining gambling volumes. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector and the Fund’s largest underweight versus the Benchmark was in the consumer discretionary sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sherwin-Williams Co. (The)	2.4%
2.	Alliance Data Systems Corp.	2.2
3.	Concho Resources, Inc.	1.8
4.	MSC Industrial Direct Co., Inc., Class A	1.8
5.	PPG Industries, Inc.	1.7
6.	Carlisle Cos., Inc.	1.7
7.	Pall Corp.	1.6
8.	J.B. Hunt Transport Services, Inc.	1.6
9.	Moody’s Corp.	1.6
10.	Agilent Technologies, Inc.	1.6

PORTFOLIO COMPOSITIONS BY SECTOR***
Information Technology	22.3%
Consumer Discretionary	20.7
Industrials	17.8
Health Care	15.1
Financials	8.8
Materials	6.3
Energy	5.2
Consumer Staples	2.8
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		7.18%	15.59%	1.70%	8.32%
With Sales Charge**		1.57	9.54	0.60	7.74
CLASS B SHARES	1/14/94
Without CDSC		6.86	15.04	1.14	7.76
With CDSC***		1.86	10.04	0.76	7.76
CLASS C SHARES	11/4/97
Without CDSC		6.89	14.99	1.14	7.65
With CDSC****		5.89	13.99	1.14	7.65
CLASS R2 SHARES	6/19/09	7.07	15.44	1.54	8.14
CLASS R5 SHARES	11/1/11	7.43	16.15	2.04	8.64
CLASS R6 SHARES	11/1/11	7.42	16.20	2.05	8.64
SELECT CLASS SHARES	3/2/89	7.34	15.95	2.00	8.62

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the

Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:

Fund (Institutional Class Shares)*	9.04%
Russell Midcap Value Index	9.95%

Net Assets as of 12/31/2012 (In Thousands)	$9,827,663

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s relative underperformance versus the Benchmark was primarily driven by stock selection in the consumer discretionary sector. The Fund’s stock selection and an underweight versus the Benchmark in the energy sector also detracted from relative performance. The Fund’s stock selection in the financials and information technology sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Bed Bath & Beyond Inc. and Devon Energy Corp. Shares of Bed Bath & Beyond Inc. declined after the retail company’s expectations for its fourth-quarter 2012 and fiscal 2012 earnings disappointed investors. Shares of oil and gas operations company Devon Energy Corp. declined after the company announced a larger-than-expected decline in its third-quarter revenue. The Fund’s underweight position in Sprint Nextel Corp. also detracted from relative performance. The telecommunication services stock outperformed its sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in PVH Corp., DISH Network Corp. and Lincare Holdings Inc. Shares of PVH Corp., which manufactures and sells apparel and accessories, increased as investors reacted positively to the company’s announced acquisition of The Warnaco Group, Inc. Shares of DISH Network Corp., a television provider, gained after the company reached settlements in several of its outstanding contract disputes. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.7%
2.	Ball Corp.	1.6
3.	Ameriprise Financial, Inc.	1.6
4.	Energen Corp.	1.5
5.	Marsh & McLennan Cos., Inc.	1.5
6.	Analog Devices, Inc.	1.4
7.	Kohl’s Corp.	1.4
8.	M&T Bank Corp.	1.3
9.	Amphenol Corp., Class A	1.3
10.	AutoZone, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.8%
Consumer Discretionary	20.1
Industrials	9.8
Utilities	8.7
Materials	7.4
Information Technology	7.0
Energy	6.3
Consumer Staples	5.5
Health Care	3.9
Telecommunication Services	0.4
Short-Term Investment	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	4/30/01
Without Sales Charge		8.75%	19.86%	4.77%	9.90%
With Sales Charge**		3.04	13.55	3.65	9.31
CLASS B SHARES	4/30/01
Without CDSC		8.47	19.28	4.24	9.42
With CDSC***		3.47	14.28	3.90	9.42
CLASS C SHARES	4/30/01
Without CDSC		8.49	19.26	4.25	9.31
With CDSC****		7.49	18.26	4.25	9.31
CLASS R2 SHARES	11/3/08	8.60	19.57	4.55	9.78
INSTITUTIONAL CLASS SHARES	11/13/97	9.04	20.48	5.30	10.44
SELECT CLASS SHARES	10/31/01	8.91	20.19	5.04	10.18

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.43%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.07%

Net Assets as of 12/31/2012 (In Thousands)	$490,178

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2012.

The Fund’s portfolio managers employed a quantitative bottom-up approach for their stock selection process, focusing on both valuation and fundamentals. The valuation stock selection model seeks to determine how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are by using metrics such as stock price momentum and earnings momentum.

During the reporting period, the Fund’s stock selection process produced a negative return for the Fund. The Fund’s quantitative bottom-up stock selection process resulted in negative returns in the consumer and technology sectors and positive returns in the financial, healthcare and industrial sectors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and small-cap stocks. The Fund’s portfolio managers sought to go long on what they perceived to be inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that are intended to have no correlation with general domestic market performance.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Eagle Materials, Inc.	0.5%
2.	CMS Energy Corp.	0.5
3.	Portland General Electric Co.	0.4
4.	Omnicare, Inc.	0.4
5.	Helix Energy Solutions Group, Inc.	0.4
6.	Lockheed Martin Corp.	0.4
7.	Jarden Corp.	0.4
8.	Chicago Bridge & Iron Co. N.V., (Netherlands)	0.4
9.	Textron, Inc	0.4
10.	ResMed, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Gulfport Energy Corp.	0.5%
2.	Acme Packet, Inc.	0.5
3.	Genesee & Wyoming, Inc., Class A	0.5
4.	JDS Uniphase Corp.	0.4
5.	Precision Castparts Corp.	0.4
6.	Signet Jewelers Ltd., (Bermuda)	0.4
7.	Liberty Media Corp. - Liberty Capital, Class A	0.4
8.	Brookdale Senior Living, Inc.	0.4
9.	Haemonetics Corp.	0.4
10.	Johnson Controls, Inc.	0.4

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	15.9%
Information Technology	14.9
Financials	12.4
Industrials	11.9
Health Care	8.2
Energy	6.6
Materials	5.7
Consumer Staples	5.7
Utilities	4.5
Telecommunication Services	0.6
Short-Term Investment	13.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Consumer Discretionary	16.3%
Information Technology	15.7
Industrials	15.5
Financials	13.4
Health Care	10.5
Energy	9.7
Materials	6.9
Consumer Staples	5.5
Utilities	5.1
Telecommunication Services	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	5/23/03
Without Sales Charge		(1.55)%	0.00%	(1.14)%	0.98%
With Sales Charge**		(6.74)	(5.26)	(2.19)	0.42
CLASS B SHARES	5/23/03
Without CDSC		(1.83)	(0.76)	(1.87)	0.36
With CDSC***		(6.83)	(5.76)	(2.31)	0.36
CLASS C SHARES	5/23/03
Without CDSC		(1.94)	(0.76)	(1.89)	0.23
With CDSC****		(2.94)	(1.76)	(1.89)	0.23
SELECT CLASS SHARES	5/23/03	(1.43)	0.21	(0.90)	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Equity Market-Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because the Class B Shares automatically convert to Class A Shares after eight years, the since inception average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.09%
Russell 3000 Value Index	8.20%

Net Assets as of 12/31/2012 (In Thousands)	$2,101,241

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the consumer discretionary sector. The Fund’s stock selection and overweight versus the Benchmark in the financials sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Devon Energy Corp. and Microsoft Corp. Shares of oil and gas operations company Devon Energy Corp. declined after the company announced a larger-than-expected decline in its third-quarter revenue. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. The Fund’s underweight position in Goldman Sachs Group, Inc. also detracted from relative performance as the financial services stock outperformed its sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Rock-Tenn Co., Ameriprise Financial, Inc. and Lincare Holdings Inc. Rock-Tenn Co. is a containers and packaging company, while Ameriprise Financial, Inc. is an investment services company. Both stocks increased as investors reacted positively to each company’s announcement that it would start paying a quarterly dividend. Lincare Holdings Inc. provides medical equipment and supplies. Linde AG acquired the company at a premium, which benefited the stock.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, significant levels of free cash flow. As a result of bottom-up fundamental research, the Fund was overweight versus the Benchmark in the consumer discretionary sector, where the Fund’s portfolio managers sought to own retailers with strong and recognizable brands, a loyal customer base, recurring revenue streams and lower capital expenditure levels. The Fund was also overweight versus the Benchmark in the financials sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	3.7%
2.	Wells Fargo & Co.	3.3
3.	Pfizer, Inc.	2.5
4.	Loews Corp.	2.2
5.	AT&T, Inc.	2.2
6.	American International Group, Inc.	2.0
7.	Bank of America Corp.	1.9
8.	Devon Energy Corp.	1.9
9.	Johnson & Johnson	1.8
10.	Procter & Gamble Co. (The)	1.7

PORTFOLIO COMPOSITIONS BY SECTOR****
Financials	34.7%
Consumer Discretionary	13.0
Energy	11.4
Health Care	9.5
Utilities	6.2
Industrials	5.6
Consumer Staples	4.5
Information Technology	3.9
Materials	3.9
Telecommunication Services	2.4
Investment Company	0.3
Short-term Investment	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		7.83%	18.32%	4.52%	6.87%
With Sales Charge**		2.15	12.10	3.40	6.14
CLASS C SHARES	2/28/05
Without CDSC		7.56	17.73	4.01	6.34
With CDSC***		6.56	16.73	4.01	6.34
INSTITUTIONAL CLASS SHARES	2/28/05	8.09	18.92	5.06	7.34
SELECT CLASS SHARES	2/28/05	7.94	18.61	4.79	7.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.8%
	Consumer Discretionary — 15.6%
	Automobiles — 1.6%
271	Harley-Davidson, Inc.	13,250
322	Tesla Motors, Inc. (a)	10,903

		24,153

	Hotels, Restaurants & Leisure — 2.4%
533	Apollo Global Management LLC, Class A	9,261
331	Las Vegas Sands Corp.	15,260
342	Royal Caribbean Cruises Ltd.	11,625

		36,146

	Internet & Catalog Retail — 2.7%
113	Amazon.com, Inc. (a)	28,379
18	priceline.com, Inc. (a)	11,306

		39,685

	Media — 2.9%
450	DIRECTV (a)	22,577
397	Walt Disney Co. (The)	19,742

		42,319

	Specialty Retail — 3.0%
478	Home Depot, Inc. (The)	29,564
219	PetSmart, Inc.	14,973

		44,537

	Textiles, Apparel & Luxury Goods — 3.0%
369	Michael Kors Holdings Ltd., (Hong Kong) (a)	18,851
96	V.F. Corp.	14,508
273	Wolverine World Wide, Inc.	11,167

		44,526

	Total Consumer Discretionary	231,366

	Consumer Staples — 1.1%
	Food Products — 0.8%
695	Dean Foods Co. (a)	11,471

	Personal Products — 0.3%
134	Herbalife Ltd., (Cayman Islands)	4,427

	Total Consumer Staples	15,898

	Energy — 4.5%
	Energy Equipment & Services — 2.1%
217	Dril-Quip, Inc. (a)	15,815
273	Oceaneering International, Inc.	14,701

		30,516

	Oil, Gas & Consumable Fuels — 2.4%
300	Concho Resources, Inc. (a)	24,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
178	Range Resources Corp.	11,184

		35,336

	Total Energy	65,852

	Financials — 8.1%
	Capital Markets — 1.0%
223	T. Rowe Price Group, Inc.	14,491

	Commercial Banks — 3.4%
185	M&T Bank Corp.	18,207
493	U.S. Bancorp	15,734
489	Wells Fargo & Co.	16,704

		50,645

	Diversified Financial Services — 1.3%
387	Moody's Corp.	19,469

	Insurance — 2.4%
295	ACE Ltd., (Switzerland)	23,501
403	Amtrust Financial Services, Inc.	11,571

		35,072

	Total Financials	119,677

	Health Care — 13.9%
	Biotechnology — 6.2%
632	Aegerion Pharmaceuticals, Inc. (a)	16,039
221	Biogen Idec, Inc. (a)	32,473
297	Gilead Sciences, Inc. (a)	21,800
145	Onyx Pharmaceuticals, Inc. (a)	10,974
59	Regeneron Pharmaceuticals, Inc. (a)	10,059

		91,345

	Health Care Providers & Services — 2.8%
465	Acadia Healthcare Co., Inc. (a)	10,844
140	Humana, Inc.	9,601
400	UnitedHealth Group, Inc.	21,691

		42,136

	Life Sciences Tools & Services — 1.1%
389	Agilent Technologies, Inc.	15,917

	Pharmaceuticals — 3.8%
220	Allergan, Inc.	20,135
314	Valeant Pharmaceuticals International, Inc., (Canada) (a)	18,768
198	Watson Pharmaceuticals, Inc. (a)	17,062

		55,965

	Total Health Care	205,363

	Industrials — 16.4%
	Aerospace & Defense — 1.4%
108	Precision Castparts Corp.	20,495

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Building Products — 1.0%
520	Fortune Brands Home & Security, Inc. (a)	15,188

	Construction & Engineering — 1.0%
258	Fluor Corp.	15,167

	Electrical Equipment — 2.5%
189	Acuity Brands, Inc.	12,781
344	Generac Holdings, Inc.	11,785
153	Rockwell Automation, Inc.	12,842

		37,408

	Industrial Conglomerates — 1.7%
438	Carlisle Cos., Inc.	25,731

	Machinery — 1.5%
372	Pall Corp.	22,417

	Road & Rail — 3.7%
179	Canadian Pacific Railway Ltd., (Canada)	18,210
373	J.B. Hunt Transport Services, Inc.	22,278
396	Old Dominion Freight Line, Inc. (a)	13,560

		54,048

	Trading Companies & Distributors — 3.6%
420	Air Lease Corp. (a)	9,024
310	MSC Industrial Direct Co., Inc., Class A	23,360
444	Rush Enterprises, Inc., Class A (a)	9,177
147	Watsco, Inc.	11,040

		52,601

	Total Industrials	243,055

	Information Technology — 36.0%
	Communications Equipment — 3.9%
524	Aruba Networks, Inc. (a)	10,875
152	F5 Networks, Inc. (a)	14,777
115	Palo Alto Networks, Inc. (a)	6,149
423	QUALCOMM, Inc.	26,234

		58,035

	Computers & Peripherals — 9.5%
216	Apple, Inc.	114,895
694	EMC Corp. (a)	17,563
323	Fusion-io, Inc. (a)	7,409

		139,867

	Internet Software & Services — 8.9%
435	Dealertrack Technologies, Inc. (a)	12,487
508	eBay, Inc. (a)	25,939
81	Google, Inc., Class A (a)	57,530
73	LinkedIn Corp., Class A (a)	8,336

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — Continued
293	OpenTable, Inc. (a)	14,284
181	Rackspace Hosting, Inc. (a)	13,435

		132,011

	IT Services — 5.7%
129	Alliance Data Systems Corp. (a)	18,703
297	FleetCor Technologies, Inc. (a)	15,924
46	MasterCard, Inc., Class A	22,697
179	Visa, Inc., Class A	27,163

		84,487

	Semiconductors & Semiconductor Equipment — 2.9%
167	ASML Holding N.V., (Netherlands)	10,768
563	Avago Technologies Ltd., (Singapore)	17,822
408	Broadcom Corp., Class A (a)	13,546

		42,136

	Software — 5.1%
380	Infoblox, Inc. (a)	6,832
617	Nuance Communications, Inc. (a)	13,767
198	Red Hat, Inc. (a)	10,470
87	Salesforce.com, Inc. (a)	14,641
174	SolarWinds, Inc. (a)	9,105
261	Splunk, Inc. (a)	7,563
378	TIBCO Software, Inc. (a)	8,313
92	Workday, Inc., Class A (a)	5,009

		75,700

	Total Information Technology	532,236

	Materials — 4.2%
	Chemicals — 4.2%
276	FMC Corp.	16,152
105	PPG Industries, Inc.	14,225
202	Sherwin-Williams Co. (The)	31,087

	Total Materials	61,464

	Total Common Stocks (Cost $1,195,983)	1,474,911

Short-Term Investment — 0.1%
	Investment Company — 0.1%
1,981	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $1,981)	1,981

	Total Investments — 99.9% (Cost $1,197,964)	1,476,892
	Other Assets in Excess of Liabilities — 0.1%	1,931

	NET ASSETS — 100.0%	$1,478,823

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JP Morgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 16.8%
	Auto Components — 1.6%
614	Allison Transmission Holdings, Inc.	12,538

	Automobiles — 2.1%
332	Harley-Davidson, Inc.	16,212

	Distributors — 1.4%
164	Genuine Parts Co.	10,417

	Hotels, Restaurants & Leisure — 3.9%
382	Brinker International, Inc.	11,850
73	Cracker Barrel Old Country Store, Inc.	4,710
264	Penn National Gaming, Inc. (a)	12,988

		29,548

	Household Durables — 1.9%
281	Jarden Corp. (a)	14,540

	Multiline Retail — 1.6%
231	Nordstrom, Inc.	12,367

	Specialty Retail — 2.9%
760	American Eagle Outfitters, Inc.	15,586
215	Gap, Inc. (The)	6,680

		22,266

	Textiles, Apparel & Luxury Goods — 1.4%
257	Deckers Outdoor Corp. (a)	10,329

	Total Consumer Discretionary	128,217

	Energy — 9.7%
	Energy Equipment & Services — 4.2%
1,045	Patterson-UTI Energy, Inc.	19,463
284	Tidewater, Inc.	12,685

		32,148

	Oil, Gas & Consumable Fuels — 5.5%
321	Cimarex Energy Co.	18,505
448	Devon Energy Corp.	23,298

		41,803

	Total Energy	73,951

	Financials — 22.3%
	Capital Markets — 7.7%
41	BlackRock, Inc.	8,475
110	Franklin Resources, Inc.	13,865
99	Greenhill & Co., Inc.	5,162
450	HFF, Inc., Class A	6,699
825	Janus Capital Group, Inc.	7,033
1,023	TD Ameritrade Holding Corp.	17,198

		58,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.5%
997	Associated Banc-Corp.	13,077
487	First Republic Bank	15,969
308	SunTrust Banks, Inc.	8,735
333	Umpqua Holdings Corp.	3,920

		41,701

	Insurance — 4.6%
288	Chubb Corp. (The)	21,703
318	ProAssurance Corp.	13,436

		35,139

	Real Estate Investment Trusts (REITs) — 4.5%
174	Mid-America Apartment Communities, Inc.	11,252
231	National Retail Properties, Inc.	7,219
828	RLJ Lodging Trust	16,044

		34,515

	Total Financials	169,787

	Health Care — 5.6%
	Health Care Equipment & Supplies — 1.0%
78	IDEXX Laboratories, Inc. (a)	7,283

	Health Care Providers & Services — 4.6%
85	Cigna Corp.	4,544
149	Laboratory Corp. of America Holdings (a)	12,936
328	UnitedHealth Group, Inc.	17,811

		35,291

	Total Health Care	42,574

	Industrials — 17.7%
	Aerospace & Defense — 1.2%
68	TransDigm Group, Inc.	9,215

	Commercial Services & Supplies — 5.4%
548	Herman Miller, Inc.	11,741
859	Waste Connections, Inc.	29,018

		40,759

	Electrical Equipment — 1.1%
118	Regal-Beloit Corp.	8,298

	Machinery — 7.1%
122	Cummins, Inc.	13,251
264	Joy Global, Inc.	16,812
652	Rexnord Corp. (a)	13,894
242	Toro Co. (The)	10,404

		54,361

	Road & Rail — 1.5%
184	Norfolk Southern Corp.	11,376

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — 1.4%
53	W.W. Grainger, Inc.	10,645

	Total Industrials	134,654

	Information Technology — 10.4%
	Computers & Peripherals — 1.4%
309	NetApp, Inc. (a)	10,355

	Electronic Equipment, Instruments & Components — 2.2%
266	Anixter International, Inc.	17,035

	Semiconductors & Semiconductor Equipment — 3.0%
653	Freescale Semiconductor Ltd. (a)	7,192
455	Linear Technology Corp.	15,608

		22,800

	Software — 3.8%
155	Citrix Systems, Inc. (a)	10,218
299	MICROS Systems, Inc. (a)	12,689
68	Solera Holdings, Inc.	3,624
87	Splunk, Inc. (a)	2,530

		29,061

	Total Information Technology	79,251

	Materials — 9.3%
	Chemicals — 1.9%
124	Airgas, Inc.	11,343
70	Scotts Miracle-Gro Co. (The), Class A	3,082

		14,425

	Containers & Packaging — 5.0%
473	Crown Holdings, Inc. (a)	17,417
502	Silgan Holdings, Inc.	20,885

		38,302

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.4%
299	Reliance Steel & Aluminum Co.	18,545

	Total Materials	71,272

	Utilities — 6.1%
	Electric Utilities — 1.0%
167	Southern Co. (The)	7,168

	Multi-Utilities — 5.1%
689	CMS Energy Corp.	16,803
208	NorthWestern Corp.	7,221
145	PG&E Corp.	5,814
253	Wisconsin Energy Corp.	9,330

		39,168

	Total Utilities	46,336

	Total Common Stocks (Cost $706,155)	746,042

Short-Term Investment — 1.9%
	Investment Company — 1.9%
14,817	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $14,817)	14,817

	Total Investments — 99.8% (Cost $720,972)	760,859
	Other Assets in Excess of Liabilities — 0.2%	1,410

	NET ASSETS — 100.0%	$762,269

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
	Consumer Discretionary — 20.4%
	Auto Components — 0.3%
159	Allison Transmission Holdings, Inc.	3,237

	Automobiles — 1.0%
117	Harley-Davidson, Inc.	5,714
108	Tesla Motors, Inc. (a)	3,645

		9,359

	Distributors — 0.5%
75	Genuine Parts Co.	4,800

	Hotels, Restaurants & Leisure — 3.4%
62	Darden Restaurants, Inc.	2,781
329	Marriott International, Inc., Class A	12,279
22	Panera Bread Co., Class A (a)	3,462
118	Penn National Gaming, Inc. (a)	5,785
106	Royal Caribbean Cruises Ltd.	3,587
58	Yum! Brands, Inc.	3,873

		31,767

	Household Durables — 1.1%
28	Jarden Corp. (a)	1,463
62	Mohawk Industries, Inc. (a)	5,576
99	Toll Brothers, Inc. (a)	3,207

		10,246

	Internet & Catalog Retail — 1.1%
126	Expedia, Inc.	7,772
54	TripAdvisor, Inc. (a)	2,278

		10,050

	Media — 2.6%
22	AMC Networks, Inc., Class A (a)	1,082
79	Cablevision Systems Corp., Class A	1,178
103	CBS Corp. (Non-Voting), Class B	3,924
130	Clear Channel Outdoor Holdings, Inc., Class A	913
71	Discovery Communications, Inc., Class A (a)	4,482
147	DISH Network Corp., Class A	5,344
76	Gannett Co., Inc.	1,365
105	Madison Square Garden Co. (The), Class A (a)	4,639
2	Washington Post Co. (The), Class B	823

		23,750

	Multiline Retail — 1.2%
79	Family Dollar Stores, Inc.	5,004
152	Kohl's Corp.	6,551

		11,555

	Specialty Retail — 6.9%
17	AutoZone, Inc. (a)	5,940
149	Bed Bath & Beyond, Inc. (a)	8,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
228	Gap, Inc. (The)	7,079
102	GNC Holdings, Inc., Class A	3,405
74	O'Reilly Automotive, Inc. (a)	6,572
138	PetSmart, Inc.	9,421
129	Sally Beauty Holdings, Inc. (a)	3,031
63	Tiffany & Co.	3,596
100	TJX Cos., Inc.	4,249
171	Urban Outfitters, Inc. (a)	6,738
120	Williams-Sonoma, Inc.	5,261

		63,619

	Textiles, Apparel & Luxury Goods — 2.3%
133	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,777
44	PVH Corp.	4,889
62	V.F. Corp.	9,416

		21,082

	Total Consumer Discretionary	189,465

	Consumer Staples — 4.2%
	Beverages — 1.7%
86	Beam, Inc.	5,281
36	Brown-Forman Corp., Class B	2,263
91	Dr. Pepper Snapple Group, Inc.	4,036
78	Monster Beverage Corp. (a)	4,119

		15,699

	Food Products — 1.8%
56	Hershey Co. (The)	4,075
19	JM Smucker Co. (The)	1,665
58	Mead Johnson Nutrition Co.	3,842
42	Ralcorp Holdings, Inc. (a)	3,780
198	WhiteWave Foods Co., Class A (a)	3,075

		16,437

	Household Products — 0.5%
62	Energizer Holdings, Inc.	4,941

	Personal Products — 0.2%
57	Herbalife Ltd., (Cayman Islands)	1,865

	Total Consumer Staples	38,942

	Energy — 5.7%
	Energy Equipment & Services — 0.9%
87	Cameron International Corp. (a)	4,886
63	Oceaneering International, Inc.	3,389

		8,275

	Oil, Gas & Consumable Fuels — 4.8%
104	Concho Resources, Inc. (a)	8,386
79	Devon Energy Corp.	4,120

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
165	Energen Corp.	7,457
85	EQT Corp.	5,009
140	Laredo Petroleum Holdings, Inc. (a)	2,539
78	Marathon Petroleum Corp.	4,882
55	PBF Energy, Inc. (a)	1,604
113	QEP Resources, Inc.	3,419
74	Range Resources Corp.	4,675
90	Williams Cos., Inc. (The)	2,946

		45,037

	Total Energy	53,312

	Financials — 17.3%
	Capital Markets — 4.4%
120	Ameriprise Financial, Inc.	7,507
266	Blackstone Group LP (The)	4,150
329	Charles Schwab Corp. (The)	4,723
184	Invesco Ltd.	4,802
125	Lazard Ltd., (Bermuda), Class A	3,739
79	Northern Trust Corp.	3,978
183	T. Rowe Price Group, Inc.	11,924

		40,823

	Commercial Banks — 4.1%
63	City National Corp.	3,132
41	Cullen/Frost Bankers, Inc.	2,234
372	Fifth Third Bancorp	5,651
56	First Republic Bank	1,829
284	Huntington Bancshares, Inc.	1,815
118	M&T Bank Corp.	11,619
64	Signature Bank (a)	4,552
166	SunTrust Banks, Inc.	4,699
122	Zions Bancorp	2,603

		38,134

	Diversified Financial Services — 0.8%
142	Moody's Corp.	7,125

	Insurance — 5.3%
16	Alleghany Corp. (a)	5,316
118	Axis Capital Holdings Ltd., (Bermuda)	4,095
56	Chubb Corp. (The)	4,201
137	Hartford Financial Services Group, Inc.	3,081
194	Loews Corp.	7,897
207	Marsh & McLennan Cos., Inc.	7,120
262	Old Republic International Corp.	2,785
116	OneBeacon Insurance Group Ltd., Class A	1,607
169	Unum Group	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued

129	W.R. Berkley Corp.	4,869
204	XL Group plc, (Ireland)	5,105

		49,600

	Real Estate Investment Trusts (REITs) — 1.8%
108	Annaly Capital Management, Inc.	1,518
78	HCP, Inc.	3,538
107	Prologis, Inc.	3,897
86	Regency Centers Corp.	4,070
46	Vornado Realty Trust	3,723

		16,746

	Real Estate Management & Development — 0.4%
203	Brookfield Office Properties, Inc.	3,446

	Thrifts & Mortgage Finance — 0.5%
122	Capitol Federal Financial, Inc.	1,429
282	People's United Financial, Inc.	3,404

		4,833

	Total Financials	160,707

	Health Care — 9.3%
	Biotechnology — 1.5%
36	Alexion Pharmaceuticals, Inc. (a)	3,358
50	Onyx Pharmaceuticals, Inc. (a)	3,784
23	Regeneron Pharmaceuticals, Inc. (a)	3,952
74	Vertex Pharmaceuticals, Inc. (a)	3,108

		14,202

	Health Care Equipment & Supplies — 1.1%
44	CareFusion Corp. (a)	1,243
64	Sirona Dental Systems, Inc. (a)	4,132
131	Thoratec Corp. (a)	4,896

		10,271

	Health Care Providers & Services — 3.6%
114	AmerisourceBergen Corp.	4,907
211	Brookdale Senior Living, Inc. (a)	5,340
103	Cigna Corp.	5,489
36	DaVita HealthCare Partners, Inc. (a)	3,924
90	Health Net, Inc. (a)	2,175
36	Henry Schein, Inc. (a)	2,863
123	Humana, Inc.	8,463

		33,161

	Life Sciences Tools & Services — 1.5%
174	Agilent Technologies, Inc.	7,128
214	Bruker Corp. (a)	3,266

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
64	Illumina, Inc. (a)	3,584

		13,978

	Pharmaceuticals — 1.6%
33	Perrigo Co.	3,423
94	Valeant Pharmaceuticals International, Inc., (Canada) (a)	5,606
72	Watson Pharmaceuticals, Inc. (a)	6,166

		15,195

	Total Health Care	86,807

	Industrials — 13.7%
	Aerospace & Defense — 0.8%
45	Alliant Techsystems, Inc.	2,808
30	TransDigm Group, Inc.	4,145

		6,953

	Building Products — 1.2%
62	Armstrong World Industries, Inc.	3,166
278	Fortune Brands Home & Security, Inc. (a)	8,115

		11,281

	Commercial Services & Supplies — 1.2%
173	Republic Services, Inc.	5,063
67	Stericycle, Inc. (a)	6,226

		11,289

	Construction & Engineering — 0.6%
96	Fluor Corp.	5,651

	Electrical Equipment — 2.2%
56	Acuity Brands, Inc.	3,813
126	AMETEK, Inc.	4,744
72	Generac Holdings, Inc.	2,453
70	Regal-Beloit Corp.	4,941
58	Rockwell Automation, Inc.	4,830

		20,781

	Industrial Conglomerates — 1.3%
210	Carlisle Cos., Inc.	12,354

	Machinery — 2.5%
90	IDEX Corp.	4,180
122	Pall Corp.	7,340
153	Rexnord Corp. (a)	3,262
53	Snap-on, Inc.	4,171
43	Wabtec Corp.	3,744

		22,697

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.8%
72	Equifax, Inc.	3,880
121	Nielsen Holdings N.V. (a)	3,695

		7,575

	Road & Rail — 1.4%
54	Canadian Pacific Railway Ltd., (Canada)	5,437
123	J.B. Hunt Transport Services, Inc.	7,338

		12,775

	Trading Companies & Distributors — 1.7%
131	Air Lease Corp. (a)	2,810
173	MSC Industrial Direct Co., Inc., Class A	13,044

		15,854

	Total Industrials	127,210

	Information Technology — 14.5%
	Communications Equipment — 1.2%
152	Aruba Networks, Inc. (a)	3,152
59	F5 Networks, Inc. (a)	5,722
35	Palo Alto Networks, Inc. (a)	1,847

		10,721

	Computers & Peripherals — 0.3%
121	Fusion-io, Inc. (a)	2,765

	Electronic Equipment, Instruments & Components — 1.8%
181	Amphenol Corp., Class A	11,742
138	Arrow Electronics, Inc. (a)	5,256

		16,998

	Internet Software & Services — 1.4%
33	LinkedIn Corp., Class A (a)	3,766
87	OpenTable, Inc. (a)	4,246
64	Rackspace Hosting, Inc. (a)	4,738

		12,750

	IT Services — 2.8%
70	Alliance Data Systems Corp. (a)	10,133
117	CoreLogic, Inc. (a)	3,152
126	FleetCor Technologies, Inc. (a)	6,749
145	Jack Henry & Associates, Inc.	5,712

		25,746

	Semiconductors & Semiconductor Equipment — 3.4%
155	Analog Devices, Inc.	6,512
212	Avago Technologies Ltd., (Singapore)	6,725
109	KLA-Tencor Corp.	5,182
117	Microchip Technology, Inc. (c)	3,813
264	Xilinx, Inc.	9,494

		31,726

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — 3.6%
59	Citrix Systems, Inc. (a)	3,892
39	FactSet Research Systems, Inc.	3,399
145	Fortinet, Inc. (a)	3,047
227	Nuance Communications, Inc. (a)	5,067
80	Red Hat, Inc. (a)	4,237
62	SolarWinds, Inc. (a)	3,268
73	Splunk, Inc. (a)	2,118
129	Synopsys, Inc. (a)	4,121
131	TIBCO Software, Inc. (a)	2,879
28	Workday, Inc., Class A (a)	1,510

		33,538

	Total Information Technology	134,244

	Materials — 6.8%
	Chemicals — 5.1%
58	Airgas, Inc.	5,266
76	Albemarle Corp.	4,728
104	FMC Corp.	6,074
59	PPG Industries, Inc.	7,972
95	Sherwin-Williams Co. (The)	14,618
64	Sigma-Aldrich Corp.	4,744
60	W.R. Grace & Co. (a)	4,027

		47,429

	Containers & Packaging — 1.7%
164	Ball Corp.	7,349
57	Rock-Tenn Co., Class A	4,002
112	Silgan Holdings, Inc.	4,657

		16,008

	Total Materials	63,437

	Telecommunication Services — 0.2%
	Wireless Telecommunication Services — 0.2%
76	Telephone & Data Systems, Inc.	1,672

	Utilities — 4.4%
	Electric Utilities — 1.5%
256	NV Energy, Inc.	4,647

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
162	Westar Energy, Inc.	4,649
187	Xcel Energy, Inc.	4,985

		14,281

	Gas Utilities — 0.4%
54	ONEOK, Inc.	2,304
59	Questar Corp.	1,158

		3,462

	Multi-Utilities — 2.5%
212	CenterPoint Energy, Inc.	4,081
207	CMS Energy Corp.	5,050
193	NiSource, Inc.	4,798
71	Sempra Energy	5,012
111	Wisconsin Energy Corp.	4,090

		23,031

	Total Utilities	40,774

	Total Common Stocks (Cost $723,340)	896,570

Short-Term Investment — 3.3%
	Investment Company — 3.3%
30,318	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $30,318)	30,318

Investment of Cash Collateral for Securities on Loan — 0.1%
	Investment Company — 0.1%
1,056	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $1,056)	1,056

	Total Investments — 99.9% (Cost $754,714)	927,944
	Other Assets in Excess of Liabilities — 0.1%	969

	NET ASSETS — 100.0%	$928,913

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.6%
	Consumer Discretionary — 20.6%
	Auto Components — 0.7%
479	Allison Transmission Holdings, Inc.	9,773

	Automobiles — 2.0%
352	Harley-Davidson, Inc.	17,182
320	Tesla Motors, Inc. (a)	10,838

		28,020

	Hotels, Restaurants & Leisure — 4.3%
571	Marriott International, Inc., Class A	21,292
65	Panera Bread Co., Class A (a)	10,261
353	Penn National Gaming, Inc. (a)	17,316
319	Royal Caribbean Cruises Ltd.	10,832

		59,701

	Household Durables — 0.7%
299	Toll Brothers, Inc. (a)	9,670

	Internet & Catalog Retail — 0.9%
204	Expedia, Inc.	12,536

	Media — 2.0%
213	Discovery Communications, Inc., Class A (a)	13,515
311	Madison Square Garden Co. (The), Class A (a)	13,780

		27,295

	Specialty Retail — 7.1%
161	Bed Bath & Beyond, Inc. (a)	8,979
298	Gap, Inc. (The)	9,259
308	GNC Holdings, Inc., Class A	10,244
220	O'Reilly Automotive, Inc. (a)	19,699
307	PetSmart, Inc.	20,967
388	Sally Beauty Holdings, Inc. (a)	9,138
508	Urban Outfitters, Inc. (a)	20,011

		98,297

	Textiles, Apparel & Luxury Goods — 2.9%
394	Michael Kors Holdings Ltd., (Hong Kong) (a)	20,116
133	V.F. Corp.	20,109

		40,225

	Total Consumer Discretionary	285,517

	Consumer Staples — 2.8%
	Beverages — 0.9%
231	Monster Beverage Corp. (a)	12,231

	Food Products — 1.5%
174	Mead Johnson Nutrition Co.	11,491
603	WhiteWave Foods Co., Class A (a)	9,371

		20,862

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.4%
173	Herbalife Ltd., (Cayman Islands)	5,685

	Total Consumer Staples	38,778

	Energy — 5.2%
	Energy Equipment & Services — 1.8%
260	Cameron International Corp. (a)	14,706
190	Oceaneering International, Inc.	10,193

		24,899

	Oil, Gas & Consumable Fuels — 3.4%
310	Concho Resources, Inc. (a)	24,933
424	Laredo Petroleum Holdings, Inc. (a)	7,691
228	Range Resources Corp.	14,294

		46,918

	Total Energy	71,817

	Financials — 8.8%
	Capital Markets — 3.3%
813	Blackstone Group LP (The)	12,675
380	Lazard Ltd., (Bermuda), Class A	11,348
329	T. Rowe Price Group, Inc.	21,411

		45,434

	Commercial Banks — 2.2%
166	M&T Bank Corp.	16,376
192	Signature Bank (a)	13,726

		30,102

	Diversified Financial Services — 1.6%
430	Moody's Corp.	21,659

	Insurance — 0.9%
361	Axis Capital Holdings Ltd., (Bermuda)	12,505

	Real Estate Investment Trusts (REITs) — 0.8%
319	Prologis, Inc.	11,651

	Total Financials	121,351

	Health Care — 15.0%
	Biotechnology — 3.1%
108	Alexion Pharmaceuticals, Inc. (a)	10,103
150	Onyx Pharmaceuticals, Inc. (a)	11,352
70	Regeneron Pharmaceuticals, Inc. (a)	11,975
226	Vertex Pharmaceuticals, Inc. (a)	9,487

		42,917

	Health Care Equipment & Supplies — 2.0%
196	Sirona Dental Systems, Inc. (a)	12,621
399	Thoratec Corp. (a)	14,967

		27,588

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — 3.5%
640	Brookdale Senior Living, Inc. (a)	16,197
107	DaVita HealthCare Partners, Inc. (a)	11,815
270	Health Net, Inc. (a)	6,571
214	Humana, Inc.	14,709

		49,292

	Life Sciences Tools & Services — 3.1%
525	Agilent Technologies, Inc.	21,479
652	Bruker Corp. (a)	9,961
197	Illumina, Inc. (a)	10,940

		42,380

	Pharmaceuticals — 3.3%
99	Perrigo Co.	10,330
282	Valeant Pharmaceuticals International, Inc., (Canada) (a)	16,879
220	Watson Pharmaceuticals, Inc. (a)	18,946

		46,155

	Total Health Care	208,332

	Industrials — 17.7%
	Aerospace & Defense — 0.9%
91	TransDigm Group, Inc.	12,341

	Building Products — 1.7%
189	Armstrong World Industries, Inc.	9,583
474	Fortune Brands Home & Security, Inc. (a)	13,862

		23,445

	Commercial Services & Supplies — 1.4%
204	Stericycle, Inc. (a)	19,052

	Construction & Engineering — 1.2%
291	Fluor Corp.	17,064

	Electrical Equipment — 2.4%
172	Acuity Brands, Inc.	11,670
217	Generac Holdings, Inc.	7,442
173	Rockwell Automation, Inc.	14,530

		33,642

	Industrial Conglomerates — 1.7%
398	Carlisle Cos., Inc.	23,381

	Machinery — 2.4%
369	Pall Corp.	22,218
129	Wabtec Corp.	11,311

		33,529

	Professional Services — 0.8%
369	Nielsen Holdings N.V. (a)	11,278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.8%
161	Canadian Pacific Railway Ltd., (Canada)	16,371
370	J.B. Hunt Transport Services, Inc.	22,099

		38,470

	Trading Companies & Distributors — 2.4%
388	Air Lease Corp. (a)	8,344
327	MSC Industrial Direct Co., Inc., Class A	24,664

		33,008

	Total Industrials	245,210

	Information Technology — 22.2%
	Communications Equipment — 2.3%
457	Aruba Networks, Inc. (a)	9,487
177	F5 Networks, Inc. (a)	17,225
103	Palo Alto Networks, Inc. (a)	5,518

		32,230

	Computers & Peripherals — 0.6%
357	Fusion-io, Inc. (a)	8,181

	Electronic Equipment, Instruments & Components — 1.2%
265	Amphenol Corp., Class A	17,158

	Internet Software & Services — 2.8%
98	LinkedIn Corp., Class A (a)	11,298
259	OpenTable, Inc. (a)	12,659
195	Rackspace Hosting, Inc. (a)	14,468

		38,425

	IT Services — 4.4%
212	Alliance Data Systems Corp. (a)	30,646
352	CoreLogic, Inc. (a)	9,468
379	FleetCor Technologies, Inc. (a)	20,344

		60,458

	Semiconductors & Semiconductor Equipment — 4.5%
650	Avago Technologies Ltd., (Singapore)	20,576
328	KLA-Tencor Corp.	15,670
351	Microchip Technology, Inc.	11,426
428	Xilinx, Inc.	15,347

		63,019

	Software — 6.4%
177	Citrix Systems, Inc. (a)	11,651
116	FactSet Research Systems, Inc.	10,171
441	Fortinet, Inc. (a)	9,294
694	Nuance Communications, Inc. (a)	15,486
238	Red Hat, Inc. (a)	12,606
187	SolarWinds, Inc. (a)	9,813
222	Splunk, Inc. (a)	6,451

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
395	TIBCO Software, Inc. (a)	8,696
83	Workday, Inc., Class A (a)	4,513

		88,681

	Total Information Technology	308,152

	Materials — 6.3%
	Chemicals — 6.3%
312	FMC Corp.	18,276
177	PPG Industries, Inc.	23,984
214	Sherwin-Williams Co. (The)	32,856
183	W.R. Grace & Co. (a)	12,296

	Total Materials	87,412

	Total Common Stocks (Cost $1,086,855)	1,366,569

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.0%
	Investment Company — 1.0%
13,350	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $13,350)	13,350

	Total Investments — 99.6% (Cost $1,100,205)	1,379,919
	Other Assets in Excess of Liabilities — 0.4%	5,781

	NET ASSETS — 100.0%	$1,385,700

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 20.3%
	Distributors — 1.0%
1,591	Genuine Parts Co.	101,138

	Hotels, Restaurants & Leisure — 2.6%
1,305	Darden Restaurants, Inc.	58,820
2,956	Marriott International, Inc., Class A	110,182
1,264	Yum! Brands, Inc.	83,929

		252,931

	Household Durables — 1.5%
574	Jarden Corp. (a)	29,682
1,265	Mohawk Industries, Inc. (a)	114,421

		144,103

	Internet & Catalog Retail — 1.3%
1,214	Expedia, Inc.	74,596
1,154	TripAdvisor, Inc. (a)	48,438

		123,034

	Media — 3.1%
454	AMC Networks, Inc., Class A (a)	22,480
1,635	Cablevision Systems Corp., Class A	24,427
2,219	CBS Corp. (Non-Voting), Class B	84,422
2,612	Clear Channel Outdoor Holdings, Inc., Class A (a)	18,339
3,159	DISH Network Corp., Class A	114,996
1,574	Gannett Co., Inc.	28,355
42	Washington Post Co. (The), Class B (c)	15,408

		308,427

	Multiline Retail — 2.5%
1,691	Family Dollar Stores, Inc.	107,220
3,196	Kohl's Corp.	137,348

		244,568

	Specialty Retail — 6.7%
357	AutoZone, Inc. (a)	126,441
2,051	Bed Bath & Beyond, Inc. (a)	114,688
2,732	Gap, Inc. (The)	84,786
752	PetSmart, Inc.	51,364
1,323	Tiffany & Co.	75,888
2,129	TJX Cos., Inc.	90,375
2,570	Williams-Sonoma, Inc.	112,502

		656,044

	Textiles, Apparel & Luxury Goods — 1.6%
936	PVH Corp.	103,893
373	V.F. Corp.	56,274

		160,167

	Total Consumer Discretionary	1,990,412

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.6%
	Beverages — 2.5%
1,841	Beam, Inc.	112,455
762	Brown-Forman Corp., Class B	48,212
1,927	Dr. Pepper Snapple Group, Inc.	85,124

		245,791

	Food Products — 2.0%
1,190	Hershey Co. (The)	85,955
402	JM Smucker Co. (The)	34,672
880	Ralcorp Holdings, Inc. (a)	78,859

		199,486

	Household Products — 1.1%
1,302	Energizer Holdings, Inc.	104,101

	Total Consumer Staples	549,378

	Energy — 6.4%
	Oil, Gas & Consumable Fuels — 6.4%
1,669	Devon Energy Corp.	86,876
3,403	Energen Corp.	153,443
1,784	EQT Corp.	105,230
1,653	Marathon Petroleum Corp.	104,110
1,152	PBF Energy, Inc. (a)	33,451
2,385	QEP Resources, Inc.	72,202
2,102	Williams Cos., Inc. (The)	68,812

	Total Energy	624,124

	Financials — 26.1%
	Capital Markets — 5.7%
2,458	Ameriprise Financial, Inc.	153,915
7,451	Charles Schwab Corp. (The)	107,000
3,996	Invesco Ltd.	104,258
1,735	Northern Trust Corp.	87,019
1,636	T. Rowe Price Group, Inc.	106,559

		558,751

	Commercial Banks — 6.1%
1,300	City National Corp.	64,379
834	Cullen/Frost Bankers, Inc.	45,269
8,240	Fifth Third Bancorp	125,172
1,198	First Republic Bank	39,280
5,837	Huntington Bancshares, Inc.	37,301
1,351	M&T Bank Corp.	133,074
3,402	SunTrust Banks, Inc.	96,444
2,497	Zions Bancorp	53,440

		594,359

	Insurance — 9.7%
325	Alleghany Corp. (a)	109,096

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
1,176	Chubb Corp. (The)	88,582
2,902	Hartford Financial Services Group, Inc.	65,110
4,193	Loews Corp.	170,864
4,345	Marsh & McLennan Cos., Inc.	149,777
5,370	Old Republic International Corp.	57,190
2,227	OneBeacon Insurance Group Ltd., Class A	30,955
3,714	Unum Group	77,334
2,619	W.R. Berkley Corp.	98,824
4,291	XL Group plc, (Ireland)	107,544

		955,276

	Real Estate Investment Trusts (REITs) — 2.9%
2,572	Annaly Capital Management, Inc.	36,116
1,653	HCP, Inc.	74,683
1,822	Regency Centers Corp.	85,850
1,033	Vornado Realty Trust	82,683

		279,332

	Real Estate Management & Development — 0.7%
4,277	Brookfield Office Properties, Inc.	72,760

	Thrifts & Mortgage Finance — 1.0%
2,512	Capitol Federal Financial, Inc.	29,370
5,936	People's United Financial, Inc.	71,766

		101,136

	Total Financials	2,561,614

	Health Care — 3.9%
	Health Care Equipment & Supplies — 0.3%
946	CareFusion Corp. (a)	27,042

	Health Care Providers & Services — 3.6%
2,394	AmerisourceBergen Corp.	103,381
2,162	Cigna Corp.	115,575
813	Henry Schein, Inc. (a)	65,391
1,094	Humana, Inc.	75,091

		359,438

	Total Health Care	386,480

	Industrials — 9.9%
	Aerospace & Defense — 0.6%
958	Alliant Techsystems, Inc.	59,367

	Building Products — 0.7%
2,519	Fortune Brands Home & Security, Inc. (a)	73,615

	Commercial Services & Supplies — 1.1%
3,594	Republic Services, Inc.	105,425

	Electrical Equipment — 2.1%
2,661	AMETEK, Inc.	99,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — Continued
1,477	Regal-Beloit Corp.	104,110

		204,072

	Industrial Conglomerates — 1.0%
1,642	Carlisle Cos., Inc.	96,492

	Machinery — 2.5%
1,923	IDEX Corp.	89,478
3,237	Rexnord Corp. (a)	68,953
1,125	Snap-on, Inc.	88,895

		247,326

	Professional Services — 0.8%
1,513	Equifax, Inc.	81,877

	Trading Companies & Distributors — 1.1%
1,424	MSC Industrial Direct Co., Inc., Class A	107,378

	Total Industrials	975,552

	Information Technology — 7.0%
	Electronic Equipment, Instruments & Components — 2.5%
2,037	Amphenol Corp., Class A	131,791
3,033	Arrow Electronics, Inc. (a)	115,495

		247,286

	IT Services — 1.2%
3,063	Jack Henry & Associates, Inc.	120,253

	Semiconductors & Semiconductor Equipment — 2.4%
3,308	Analog Devices, Inc.	139,126
2,766	Xilinx, Inc.	99,313

		238,439

	Software — 0.9%
2,730	Synopsys, Inc. (a)	86,921

	Total Information Technology	692,899

	Materials — 7.5%
	Chemicals — 4.0%
1,233	Airgas, Inc.	112,561
1,698	Albemarle Corp.	105,452
510	Sherwin-Williams Co. (The)	78,431
1,359	Sigma-Aldrich Corp.	99,980

		396,424

	Containers & Packaging — 3.5%
3,454	Ball Corp.	154,578
1,286	Rock-Tenn Co., Class A	89,915
2,339	Silgan Holdings, Inc.	97,273

		341,766

	Total Materials	738,190

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
1,685	Telephone & Data Systems, Inc.	37,301

	Utilities — 8.8%
	Electric Utilities — 3.0%
5,399	NV Energy, Inc.	97,932
3,423	Westar Energy, Inc.	97,980
3,926	Xcel Energy, Inc.	104,856

		300,768

	Gas Utilities — 0.8%
1,171	ONEOK, Inc.	50,074
1,268	Questar Corp.	25,052

		75,126

	Multi-Utilities — 5.0%
4,707	CenterPoint Energy, Inc.	90,618
4,364	CMS Energy Corp.	106,389
4,049	NiSource, Inc.	100,789
1,484	Sempra Energy	105,284
2,341	Wisconsin Energy Corp.	86,250

		489,330

	Total Utilities	865,224

	Total Common Stocks (Cost $7,320,401)	9,421,174

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.1%
	Investment Company — 5.1%
502,110	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $502,110)	502,110

Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
3,656	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $3,656)	3,656

	Total Investments — 101.0% (Cost $7,826,167)	9,926,940
	Liabilities in Excess of Other Assets — (1.0)%	(99,277)

	NET ASSETS — 100.0%	$9,827,663

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 101.3% (j)
Common Stocks — 87.5%
	Consumer Discretionary — 16.1%
	Auto Components — 1.5%
63	Cooper Tire & Rubber Co.	1,599
103	Dana Holding Corp.	1,606
33	Goodyear Tire & Rubber Co. (The) (a)	457
34	Lear Corp.	1,604
36	Tenneco, Inc. (a)	1,280
18	TRW Automotive Holdings Corp. (a)	991

		7,537

	Automobiles — 1.0%
113	Ford Motor Co.	1,463
63	General Motors Co. (a)	1,824
40	Thor Industries, Inc.	1,499

		4,786

	Diversified Consumer Services — 0.8%
38	Apollo Group, Inc., Class A (a)	794
30	Coinstar, Inc. (a)	1,541
13	H&R Block, Inc.	250
24	Weight Watchers International, Inc.	1,260

		3,845

	Hotels, Restaurants & Leisure — 2.2%
24	Bally Technologies, Inc. (a)	1,073
63	Brinker International, Inc.	1,953
22	Cracker Barrel Old Country Store, Inc.	1,382
71	International Game Technology	1,012
36	Marriott International, Inc., Class A	1,359
29	Marriott Vacations Worldwide Corp. (a)	1,224
16	MGM Resorts International (a)	186
61	Texas Roadhouse, Inc.	1,026
25	Wyndham Worldwide Corp.	1,312
1	Wynn Resorts Ltd.	163

		10,690

	Household Durables — 1.8%
24	D.R. Horton, Inc.	485
26	Garmin Ltd., (Switzerland)	1,054
40	Jarden Corp. (a)	2,043
29	MDC Holdings, Inc.	1,056
48	Newell Rubbermaid, Inc.	1,062
105	PulteGroup, Inc. (a)	1,903
17	Tempur-Pedic International, Inc. (a)	546
6	Whirlpool Corp.	570

		8,719

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 0.8%
26	Expedia, Inc.	1,590
48	HomeAway, Inc. (a)	1,053
67	Liberty Interactive Corp., Series A, (a)	1,310

		3,953

	Leisure Equipment & Products — 0.3%
5	Polaris Industries, Inc.	441
25	Sturm Ruger & Co., Inc.	1,140

		1,581

	Media — 2.3%
26	AMC Networks, Inc., Class A (a)	1,266
47	Comcast Corp., Class A	1,746
26	DISH Network Corp., Class A	953
51	Gannett Co., Inc.	924
36	Lions Gate Entertainment Corp. (a)	583
26	Madison Square Garden Co. (The), Class A (a)	1,160
21	News Corp., Class A	548
26	Omnicom Group, Inc.	1,285
22	Scripps Networks Interactive, Inc., Class A	1,291
52	Valassis Communications, Inc.	1,330

		11,086

	Multiline Retail — 0.1%
14	Macy's, Inc.	547

	Specialty Retail — 4.3%
58	American Eagle Outfitters, Inc.	1,187
34	ANN, Inc. (a)	1,142
33	Ascena Retail Group, Inc. (a)	602
32	AutoNation, Inc. (a)	1,277
37	Buckle, Inc. (The)	1,664
43	Chico's FAS, Inc.	789
47	Foot Locker, Inc.	1,507
45	Francesca's Holdings Corp. (a)	1,174
55	GameStop Corp., Class A	1,378
37	Gap, Inc. (The)	1,163
17	Genesco, Inc. (a)	917
32	GNC Holdings, Inc., Class A	1,078
18	Home Depot, Inc. (The)	1,105
13	O'Reilly Automotive, Inc. (a)	1,165
39	Penske Automotive Group, Inc.	1,174
3	PetSmart, Inc.	206
13	Ross Stores, Inc.	685
43	Select Comfort Corp. (a)	1,119
66	Staples, Inc.	758

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Specialty Retail — Continued
30	TJX Cos., Inc.	1,264

		21,354

	Textiles, Apparel & Luxury Goods — 1.0%
27	Carter's, Inc. (a)	1,489
11	Coach, Inc.	632
33	Hanesbrands, Inc. (a)	1,174
96	Jones Group, Inc. (The)	1,064
22	Vera Bradley, Inc. (a)	561

		4,920

	Total Consumer Discretionary	79,018

	Consumer Staples — 5.7%
	Beverages — 0.6%
46	Constellation Brands, Inc., Class A (a)	1,621
35	Molson Coors Brewing Co., Class B	1,500

		3,121

	Food & Staples Retailing — 1.2%
35	CVS Caremark Corp.	1,714
52	Kroger Co. (The)	1,356
1,035	Rite Aid Corp. (a)	1,408
80	Safeway, Inc.	1,440

		5,918

	Food Products — 2.3%
36	Archer-Daniels-Midland Co.	974
98	Dean Foods Co. (a)	1,613
41	Fresh Del Monte Produce, Inc.	1,067
24	Green Mountain Coffee Roasters, Inc. (a)	1,009
18	Ingredion, Inc.	1,183
14	JM Smucker Co. (The)	1,240
22	Sanderson Farms, Inc.	1,066
83	Smithfield Foods, Inc. (a)	1,789
76	Tyson Foods, Inc., Class A	1,474

		11,415

	Household Products — 0.5%
16	Energizer Holdings, Inc.	1,248
22	Spectrum Brands Holdings, Inc.	970

		2,218

	Personal Products — 0.5%
31	Herbalife Ltd., (Cayman Islands)	1,027
33	Nu Skin Enterprises, Inc., Class A	1,240

		2,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.6%
34	Altria Group, Inc.	1,083
8	Lorillard, Inc.	918
23	Universal Corp.	1,150

		3,151

	Total Consumer Staples	28,090

	Energy — 6.7%
	Energy Equipment & Services — 3.2%
8	Bristow Group, Inc.	435
65	C&J Energy Services, Inc. (a)	1,402
25	Ensco plc, (United Kingdom), Class A	1,477
102	Helix Energy Solutions Group, Inc. (a)	2,101
108	McDermott International, Inc. (a)	1,192
65	Nabors Industries Ltd., (Bermuda) (a)	946
17	Oil States International, Inc. (a)	1,228
19	Rowan Cos. plc, Class A (a)	610
99	RPC, Inc.	1,216
62	Superior Energy Services, Inc. (a)	1,279
22	Tidewater, Inc.	977
24	Transocean Ltd., (Switzerland)	1,056
31	Unit Corp. (a)	1,401
58	Weatherford International Ltd., (Switzerland) (a)	646

		15,966

	Oil, Gas & Consumable Fuels — 3.5%
12	Cabot Oil & Gas Corp.	576
4	Chevron Corp.	457
25	ConocoPhillips	1,433
44	Delek U.S. Holdings, Inc.	1,118
40	Energy XXI Bermuda Ltd., (Bermuda)	1,273
27	HollyFrontier Corp.	1,269
10	Noble Energy, Inc.	1,009
32	Oasis Petroleum, Inc. (a)	1,012
31	Phillips 66	1,665
19	Plains Exploration & Production Co. (a)	889
25	Rosetta Resources, Inc. (a)	1,129
32	Southwestern Energy Co. (a)	1,074
48	Stone Energy Corp. (a)	977
20	Tesoro Corp.	863
18	Valero Energy Corp.	625
60	Western Refining, Inc.	1,686

		17,055

	Total Energy	33,021

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Financials — 12.6%
	Capital Markets — 1.4%
9	Ameriprise Financial, Inc.	589
73	Ares Capital Corp.	1,277
54	Bank of New York Mellon Corp. (The)	1,398
40	Federated Investors, Inc., Class B	799
9	Goldman Sachs Group, Inc. (The)	1,193
117	Prospect Capital Corp.	1,277
12	State Street Corp.	545

		7,078

	Commercial Banks — 2.7%
69	BancorpSouth, Inc.	1,001
14	BB&T Corp.	414
67	East West Bancorp, Inc.	1,431
69	Fifth Third Bancorp	1,051
25	First Republic Bank	831
242	Huntington Bancshares, Inc.	1,543
61	KeyCorp	513
92	Regions Financial Corp.	659
35	SunTrust Banks, Inc.	993
27	Texas Capital Bancshares, Inc. (a)	1,212
57	U.S. Bancorp	1,810
45	Wells Fargo & Co.	1,554

		13,012

	Consumer Finance — 0.8%
31	Discover Financial Services	1,208
42	Ezcorp, Inc., Class A (a)	835
97	SLM Corp.	1,661

		3,704

	Diversified Financial Services — 0.9%
31	CBOE Holdings, Inc.	907
36	Citigroup, Inc.	1,424
15	Moody's Corp.	750
59	PHH Corp. (a)	1,349

		4,430

	Insurance — 5.9%
32	Aflac, Inc.	1,712
18	Allied World Assurance Co. Holdings AG, (Switzerland)	1,381
42	Allstate Corp. (The)	1,693
23	American International Group, Inc. (a)	816
36	Aspen Insurance Holdings Ltd., (Bermuda)	1,153
44	Assurant, Inc.	1,523
88	Assured Guaranty Ltd., (Bermuda)	1,258

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
3	CNA Financial Corp.	89
10	Everest Re Group Ltd., (Bermuda)	1,139
42	Fidelity National Financial, Inc., Class A	982
45	First American Financial Corp.	1,088
70	Genworth Financial, Inc., Class A (a)	523
83	Hartford Financial Services Group, Inc.	1,852
11	HCC Insurance Holdings, Inc.	425
72	Lincoln National Corp.	1,874
34	MetLife, Inc.	1,106
52	Montpelier Re Holdings Ltd., (Bermuda)	1,197
18	PartnerRe Ltd., (Bermuda)	1,460
26	Platinum Underwriters Holdings Ltd., (Bermuda)	1,175
15	Primerica, Inc.	461
65	Protective Life Corp.	1,856
10	Prudential Financial, Inc.	555
7	Reinsurance Group of America, Inc.	391
15	RenaissanceRe Holdings Ltd., (Bermuda)	1,215
9	Torchmark Corp.	481
16	Travelers Cos., Inc. (The)	1,168
14	Unum Group	292

		28,865

	Real Estate Investment Trusts (REITs) — 0.6%
20	Corporate Office Properties Trust	490
29	General Growth Properties, Inc.	585
15	Highwoods Properties, Inc.	505
6	Mid-America Apartment Communities, Inc.	403
9	Post Properties, Inc.	449
3	SL Green Realty Corp.	226
18	Weingarten Realty Investors	481

		3,139

	Thrifts & Mortgage Finance — 0.3%
45	Ocwen Financial Corp. (a)	1,558

	Total Financials	61,786

	Health Care — 8.3%
	Biotechnology — 1.2%
15	Amgen, Inc.	1,271
17	Cubist Pharmaceuticals, Inc. (a)	700
7	Gilead Sciences, Inc. (a)	543
64	Isis Pharmaceuticals, Inc. (a)	671
6	Onyx Pharmaceuticals, Inc. (a)	470
35	United Therapeutics Corp. (a)	1,858
14	Vertex Pharmaceuticals, Inc. (a)	591

		6,104

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Health Care Equipment & Supplies — 1.7%
4	Abbott Laboratories	238
51	Alere, Inc. (a)	937
8	Becton, Dickinson & Co.	594
93	Boston Scientific Corp. (a)	534
19	CareFusion Corp. (a)	544
12	Cyberonics, Inc. (a)	642
9	Integra LifeSciences Holdings Corp. (a)	341
23	Medtronic, Inc.	953
48	ResMed, Inc.	1,999
28	St. Jude Medical, Inc.	1,012
11	Thoratec Corp. (a)	426

		8,220

	Health Care Providers & Services — 3.2%
34	Aetna, Inc.	1,554
29	Air Methods Corp.	1,075
20	AmerisourceBergen Corp.	848
23	Centene Corp. (a)	960
33	Cigna Corp.	1,759
34	Community Health Systems, Inc.	1,037
48	HCA Holdings, Inc.	1,447
43	HealthSouth Corp. (a)	900
7	Humana, Inc.	447
35	Molina Healthcare, Inc. (a)	948
59	Omnicare, Inc.	2,112
22	UnitedHealth Group, Inc.	1,214
19	WellPoint, Inc.	1,170

		15,471

	Life Sciences Tools & Services — 0.4%
28	Charles River Laboratories International, Inc. (a)	1,055
34	PAREXEL International Corp. (a)	994

		2,049

	Pharmaceuticals — 1.8%
44	Endo Health Solutions, Inc. (a)	1,151
56	Impax Laboratories, Inc. (a)	1,141
43	Mylan, Inc. (a)	1,194
48	Questcor Pharmaceuticals, Inc.	1,279
25	Salix Pharmaceuticals Ltd. (a)	1,002
108	Warner Chilcott plc, (Ireland), Class A	1,298
21	Watson Pharmaceuticals, Inc. (a)	1,806

		8,871

	Total Health Care	40,715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 12.0%
	Aerospace & Defense — 3.4%
26	Alliant Techsystems, Inc.	1,618
19	Boeing Co. (The)	1,445
18	Esterline Technologies Corp. (a)	1,151
17	General Dynamics Corp.	1,171
27	Huntington Ingalls Industries, Inc.	1,157
23	L-3 Communications Holdings, Inc.	1,759
22	Lockheed Martin Corp.	2,048
17	Northrop Grumman Corp.	1,128
22	Raytheon Co.	1,274
81	Textron, Inc.	2,016
13	TransDigm Group, Inc.	1,716

		16,483

	Air Freight & Logistics — 0.3%
25	Atlas Air Worldwide Holdings, Inc. (a)	1,102
3	United Parcel Service, Inc., Class B	223

		1,325

	Airlines — 0.7%
7	Alaska Air Group, Inc. (a)	284
122	Delta Air Lines, Inc. (a)	1,451
2	Spirit Airlines, Inc. (a)	38
130	U.S. Airways Group, Inc. (a)	1,752

		3,525

	Commercial Services & Supplies — 0.9%
44	Avery Dennison Corp.	1,527
24	Copart, Inc. (a)	711
99	Pitney Bowes, Inc.	1,058
125	R.R. Donnelley & Sons Co.	1,122

		4,418

	Construction & Engineering — 1.8%
71	AECOM Technology Corp. (a)	1,689
44	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,017
36	EMCOR Group, Inc.	1,254
20	Fluor Corp.	1,183
42	MasTec, Inc. (a)	1,051
44	URS Corp.	1,717

		8,911

	Electrical Equipment — 0.7%
17	Belden, Inc.	751
13	Brady Corp., Class A	442
36	EnerSys, Inc. (a)	1,365
33	General Cable Corp. (a)	1,015

		3,573

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Industrial Conglomerates — 0.2%
53	General Electric Co.	1,113

	Machinery — 1.8%
37	Actuant Corp., Class A	1,037
27	AGCO Corp. (a)	1,326
9	Middleby Corp. (a)	1,119
69	Terex Corp. (a)	1,942
67	Titan International, Inc.	1,463
9	Toro Co. (The)	372
43	Trinity Industries, Inc.	1,525

		8,784

	Professional Services — 0.2%
25	Corporate Executive Board Co. (The)	1,166

	Road & Rail — 1.5%
68	Avis Budget Group, Inc. (a)	1,356
46	Con-way, Inc.	1,271
15	CSX Corp.	300
42	Hertz Global Holdings, Inc. (a)	682
8	J.B. Hunt Transport Services, Inc.	506
20	Landstar System, Inc.	1,035
17	Old Dominion Freight Line, Inc. (a)	585
12	Union Pacific Corp.	1,519

		7,254

	Trading Companies & Distributors — 0.5%
37	TAL International Group, Inc.	1,341
22	United Rentals, Inc. (a)	1,010

		2,351

	Total Industrials	58,903

	Information Technology — 15.1%
	Communications Equipment — 1.4%
88	Arris Group, Inc. (a)	1,314
76	Ciena Corp. (a)	1,197
87	Cisco Systems, Inc.	1,712
34	Harris Corp.	1,648
30	Plantronics, Inc.	1,105

		6,976

	Computers & Peripherals — 1.4%
3	Apple, Inc.	1,525
21	Diebold, Inc.	639
48	Fusion-io, Inc. (a)	1,108
34	Lexmark International, Inc., Class A	781
45	Seagate Technology plc, (Ireland)	1,370
35	Western Digital Corp.	1,488

		6,911

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 1.4%
43	Corning, Inc.	543
259	Flextronics International Ltd.,
	(Singapore) (a)	1,612
68	Ingram Micro, Inc., Class A (a)	1,149
77	Jabil Circuit, Inc.	1,488
16	OSI Systems, Inc. (a)	1,030
32	SYNNEX Corp. (a)	1,113

		6,935

	Internet Software & Services — 1.4%
16	Akamai Technologies, Inc. (a)	664
7	Equinix, Inc. (a)	1,392
2	Google, Inc., Class A (a)	1,170
37	IAC/InterActiveCorp.	1,733
4	LinkedIn Corp., Class A (a)	451
33	Sohu.com, Inc., (China) (a)	1,555
8	ValueClick, Inc. (a)	162

		7,127

	IT Services — 4.0%
24	Accenture plc, (Ireland), Class A	1,595
12	Alliance Data Systems Corp. (a)	1,670
10	Amdocs Ltd.	356
48	Broadridge Financial Solutions, Inc.	1,103
29	CACI International, Inc., Class A (a)	1,601
28	Computer Sciences Corp.	1,128
73	Convergys Corp.	1,197
34	Fidelity National Information Services, Inc.	1,188
31	Gartner, Inc. (a)	1,411
27	Global Payments, Inc.	1,205
21	Heartland Payment Systems, Inc.	616
5	International Business Machines Corp.	864
58	Lender Processing Services, Inc.	1,416
37	NeuStar, Inc., Class A (a)	1,570
131	SAIC, Inc.	1,487
74	Western Union Co. (The)	1,008

		19,415

	Office Electronics — 0.2%
119	Xerox Corp.	813

	Semiconductors & Semiconductor Equipment — 2.6%
68	Applied Materials, Inc.	783
13	Cree, Inc. (a)	454
126	Cypress Semiconductor Corp. (a)	1,368
120	Entegris, Inc. (a)	1,103

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
57	Intel Corp.	1,172
28	KLA-Tencor Corp.	1,349
144	LSI Corp. (a)	1,021
139	Marvell Technology Group Ltd., (Bermuda)	1,006
240	Micron Technology, Inc. (a)	1,525
103	NVIDIA Corp.	1,271
94	Teradyne, Inc. (a)	1,581

		12,633

	Software — 2.7%
62	Activision Blizzard, Inc.	659
20	BMC Software, Inc. (a)	778
71	CA, Inc.	1,567
134	Cadence Design Systems, Inc. (a)	1,809
60	Electronic Arts, Inc. (a)	875
26	Fair Isaac Corp.	1,082
55	Microsoft Corp.	1,478
30	Oracle Corp.	993
51	Rovi Corp. (a)	787
101	Symantec Corp. (a)	1,901
13	Synopsys, Inc. (a)	405
19	Tyler Technologies, Inc. (a)	937

		13,271

	Total Information Technology	74,081

	Materials — 5.8%
	Chemicals — 2.1%
26	Cabot Corp.	1,052
10	CF Industries Holdings, Inc.	1,933
14	Cytec Industries, Inc.	976
37	H.B. Fuller Co.	1,279
105	Huntsman Corp.	1,669
5	NewMarket Corp.	1,330
6	Sherwin-Williams Co. (The)	898
16	Valspar Corp.	970

		10,107

	Construction Materials — 0.5%
42	Eagle Materials, Inc.	2,474

	Containers & Packaging — 0.8%
26	Ball Corp.	1,155
10	Bemis Co., Inc.	342
27	Greif, Inc., Class A	1,221
54	Owens-Illinois, Inc. (a)	1,143

		3,861

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.1%
31	Freeport-McMoRan Copper & Gold, Inc.	1,046
19	Kaiser Aluminum Corp.	1,161
30	Newmont Mining Corp.	1,385
20	Reliance Steel & Aluminum Co.	1,248
33	Southern Copper Corp.	1,268
87	Steel Dynamics, Inc.	1,193
27	SunCoke Energy, Inc. (a)	423
53	United States Steel Corp.	1,270
52	Worthington Industries, Inc.	1,353

		10,347

	Paper & Forest Products — 0.3%
2	Domtar Corp., (Canada)	204
32	Schweitzer-Mauduit International, Inc.	1,231

		1,435

	Total Materials	28,224

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
236	Frontier Communications Corp.	1,012
3	Verizon Communications, Inc.	138

		1,150

	Wireless Telecommunication Services — 0.4%
67	MetroPCS Communications, Inc. (a)	664
14	SBA Communications Corp., Class A (a)	1,020

		1,684

	Total Telecommunication Services	2,834

	Utilities — 4.6%
	Electric Utilities — 1.6%
24	Entergy Corp.	1,557
39	Hawaiian Electric Industries, Inc.	971
10	IDACORP, Inc.	426
78	NV Energy, Inc.	1,409
78	Portland General Electric Co.	2,136
34	PPL Corp.	963
20	Xcel Energy, Inc.	546

		8,008

	Gas Utilities — 0.8%
29	AGL Resources, Inc.	1,157
7	ONEOK, Inc.	307
55	Questar Corp.	1,090
39	UGI Corp.	1,263

		3,817

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
Common Stocks — Continued
	Independent Power Producers & Energy Traders — 0.3%
133	AES Corp. (The)	1,421

	Multi-Utilities — 1.4%
18	Ameren Corp.	553
27	Black Hills Corp.	994
95	CMS Energy Corp.	2,319
10	DTE Energy Co.	578
33	PG&E Corp.	1,317
33	Vectren Corp.	978

		6,739

	Water Utilities — 0.5%
38	American Water Works Co., Inc.	1,429
39	Aqua America, Inc.	994

		2,423

	Total Utilities	22,408

	Total Common Stocks (Cost $381,656)	429,080

Short-Term Investment — 13.8%
	Investment Company — 13.8%
67,497	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $67,497)	67,497

	Total Investments — 101.3% (Cost $449,153)	496,577
	Liabilities in Excess of Other Assets — (1.3)%	(6,399)

	NET ASSETS — 100.0%	$490,178

Short Positions — 88.5%
Common Stocks — 88.5%
	Consumer Discretionary — 14.4%
	Auto Components — 1.3%
19	BorgWarner, Inc. (a)	1,345
90	Gentex Corp.	1,691
60	Johnson Controls, Inc.	1,854
25	Visteon Corp. (a)	1,335

		6,225

	Automobiles — 0.3%
27	Harley-Davidson, Inc.	1,303

	Distributors — 0.1%
25	LKQ Corp. (a)	525

	Diversified Consumer Services — 0.8%
38	DeVry, Inc.	912

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Consumer Services — Continued
78	Regis Corp.	1,312
48	Sotheby's	1,604

		3,828

	Hotels, Restaurants & Leisure — 2.8%
36	BJ's Restaurants, Inc. (a)	1,199
44	Carnival Corp.	1,601
5	Chipotle Mexican Grill, Inc. (a)	1,478
21	Hyatt Hotels Corp., Class A (a)	810
31	Jack in the Box, Inc. (a)	883
20	Las Vegas Sands Corp.	923
13	McDonald's Corp.	1,107
37	Royal Caribbean Cruises Ltd.	1,252
25	Starbucks Corp.	1,350
25	Vail Resorts, Inc.	1,376
134	Wendy's Co. (The)	629
64	WMS Industries, Inc. (a)	1,125

		13,733

	Household Durables — 1.2%
87	KB Home	1,376
39	Meritage Homes Corp. (a)	1,440
15	Mohawk Industries, Inc. (a)	1,326
2	NVR, Inc. (a)	1,638

		5,780

	Internet & Catalog Retail — 0.3%
33	TripAdvisor, Inc. (a)	1,376

	Leisure Equipment & Products — 0.2%
35	Mattel, Inc.	1,285

	Media — 2.4%
14	Discovery Communications, Inc., Class A (a)	903
61	DreamWorks Animation SKG, Inc., Class A (a)	1,006
80	Interpublic Group of Cos., Inc. (The)	878
13	John Wiley & Sons, Inc., Class A	509
30	Lamar Advertising Co., Class A (a)	1,143
18	Liberty Global, Inc., Class A (a)	1,127
17	Liberty Media Corp. - Liberty Capital, Class A (a)	1,926
83	Live Nation Entertainment, Inc. (a)	771
95	New York Times Co. (The), Class A (a)	812
165	Pandora Media, Inc. (a)	1,514

509	Sirius XM Radio, Inc.	1,471

		12,060

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Multiline Retail — 0.3%
1	Family Dollar Stores, Inc.	66
71	J.C. Penney Co., Inc.	1,409

		1,475

	Specialty Retail — 3.1%
14	Advance Auto Parts, Inc.	982
39	CarMax, Inc. (a)	1,463
19	DSW, Inc., Class A	1,262
11	Group 1 Automotive, Inc.	672
28	Jos. A. Bank Clothiers, Inc. (a)	1,179
42	Men's Wearhouse, Inc. (The)	1,307
41	Monro Muffler Brake, Inc.	1,418
27	Sally Beauty Holdings, Inc. (a)	635
36	Signet Jewelers Ltd., (Bermuda)	1,931
27	Tiffany & Co.	1,566
17	Tractor Supply Co.	1,474
13	Ulta Salon Cosmetics & Fragrance, Inc.	1,296

		15,185

	Textiles, Apparel & Luxury Goods — 1.6%
23	Columbia Sportswear Co.	1,248
106	Fifth & Pacific Cos., Inc. (a)	1,320
27	NIKE, Inc., Class B	1,400
8	Ralph Lauren Corp.	1,269
23	Under Armour, Inc., Class A (a)	1,100
41	Wolverine World Wide, Inc.	1,674

		8,011

	Total Consumer Discretionary	70,786

	Consumer Staples — 4.9%
	Beverages — 0.8%
24	Brown-Forman Corp., Class B	1,541
28	Coca-Cola Co. (The)	1,005
25	Monster Beverage Corp. (a)	1,313

		3,859

	Food & Staples Retailing — 0.9%
15	Pricesmart, Inc.	1,187
33	United Natural Foods, Inc. (a)	1,752
13	Whole Foods Market, Inc.	1,158

		4,097

	Food Products — 2.3%
15	B&G Foods, Inc.	433
88	Darling International, Inc. (a)	1,411
89	Dole Food Co., Inc. (a)	1,021
78	Flowers Foods, Inc.	1,813

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
16	Hershey Co. (The)	1,162
31	Hormel Foods Corp.	976
5	Kraft Foods Group, Inc.	217
26	McCormick & Co., Inc. (Non-Voting)	1,629
21	Mead Johnson Nutrition Co.	1,372
8	Mondelez International, Inc., Class A	209
23	TreeHouse Foods, Inc. (a)	1,198

		11,441

	Household Products — 0.4%
15	Clorox Co. (The)	1,094
11	Procter & Gamble Co. (The)	743

		1,837

	Personal Products — 0.5%
26	Elizabeth Arden, Inc. (a)	1,166
24	Estee Lauder Cos., Inc. (The), Class A	1,453

		2,619

	Total Consumer Staples	23,853

	Energy — 8.6%
	Energy Equipment & Services — 2.4%
36	Baker Hughes, Inc.	1,450
3	Core Laboratories N.V., (Netherlands)	274
24	Dresser-Rand Group, Inc. (a)	1,370
23	Dril-Quip, Inc. (a)	1,702
25	Exterran Holdings, Inc. (a)	537
31	FMC Technologies, Inc. (a)	1,309
42	Forum Energy Technologies, Inc. (a)	1,034
194	Key Energy Services, Inc. (a)	1,345
26	Lufkin Industries, Inc.	1,503
44	Noble Corp., (Switzerland)	1,532

		12,056

	Oil, Gas & Consumable Fuels — 6.2%
126	Alpha Natural Resources, Inc. (a)	1,229
19	Anadarko Petroleum Corp.	1,396
49	Approach Resources, Inc. (a)	1,226
10	Berry Petroleum Co., Class A	351
86	Cheniere Energy, Inc. (a)	1,620
28	Cimarex Energy Co.	1,635
42	Cobalt International Energy, Inc. (a)	1,032
45	CONSOL Energy, Inc.	1,448
9	Continental Resources, Inc. (a)	648
24	EQT Corp.	1,435
29	Golar LNG Ltd., (Bermuda)	1,073

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
56	Gulfport Energy Corp. (a)	2,152
43	Kinder Morgan, Inc.	1,503
51	Kodiak Oil & Gas Corp. (a)	455
39	Marathon Oil Corp.	1,185
8	Murphy Oil Corp.	467
21	QEP Resources, Inc.	651
18	Range Resources Corp.	1,122
35	SemGroup Corp., Class A (a)	1,367
27	SM Energy Co.	1,434
53	Spectra Energy Corp.	1,460
27	Targa Resources Corp.	1,408
56	Teekay Corp., (Bermuda)	1,784
21	World Fuel Services Corp.	882
83	WPX Energy, Inc. (a)	1,235

		30,198

	Total Energy	42,254

	Financials — 11.9%
	Capital Markets — 3.3%
168	E*TRADE Financial Corp. (a)	1,499
34	Greenhill & Co., Inc.	1,751
65	Invesco Ltd.	1,700
140	Janus Capital Group, Inc.	1,193
57	Lazard Ltd., (Bermuda), Class A	1,696
62	Legg Mason, Inc.	1,584
46	LPL Financial Holdings, Inc.	1,307
74	Morgan Stanley	1,411
27	Northern Trust Corp.	1,366
62	SEI Investments Co.	1,439
61	TD Ameritrade Holding Corp.	1,029

		15,975

	Commercial Banks — 3.8%
43	Commerce Bancshares, Inc.	1,518
185	First Horizon National Corp.	1,837
163	First Niagara Financial Group, Inc.	1,291
4	FNB Corp.	43
43	Hancock Holding Co.	1,357
28	Iberiabank Corp.	1,391
60	Popular, Inc. (a)	1,251
24	Signature Bank (a)	1,745
25	SVB Financial Group (a)	1,396
674	Synovus Financial Corp.	1,650
147	TCF Financial Corp.	1,788
14	UMB Financial Corp.	605
28	United Bankshares, Inc.	682

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
106	Valley National Bancorp	990
56	Zions Bancorp	1,205

		18,749

	Diversified Financial Services — 1.3%
26	CME Group, Inc.	1,332
10	IntercontinentalExchange, Inc. (a)	1,241
39	MarketAxess Holdings, Inc.	1,390
26	NASDAQ OMX Group, Inc. (The)	640
56	NYSE Euronext	1,754

		6,357

	Insurance — 1.9%
29	Cincinnati Financial Corp.	1,130
33	Endurance Specialty Holdings Ltd., (Bermuda)	1,292
3	Markel Corp. (a)	1,506
14	Marsh & McLennan Cos., Inc.	477
31	Mercury General Corp.	1,237
162	Old Republic International Corp.	1,724
64	Progressive Corp. (The)	1,344
13	XL Group plc, (Ireland)	328

		9,038

	Real Estate Investment Trusts (REITs) — 0.9%
11	BRE Properties, Inc.	551
12	Colonial Properties Trust	250
44	First Industrial Realty Trust, Inc. (a)	614
14	Kilroy Realty Corp.	659
17	Kimco Realty Corp.	327
30	Ryman Hospitality Properties	1,173
43	Weyerhaeuser Co.	1,205

		4,779

	Thrifts & Mortgage Finance — 0.7%
100	Astoria Financial Corp.	934
120	Capitol Federal Financial, Inc.	1,407
106	People's United Financial, Inc.	1,284

		3,625

	Total Financials	58,523

	Health Care — 9.3%
	Biotechnology — 0.9%
43	Alkermes plc, (Ireland) (a)	793
58	Ariad Pharmaceuticals, Inc. (a)	1,105
12	BioMarin Pharmaceutical, Inc. (a)	577
16	Cepheid, Inc. (a)	541

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Biotechnology — Continued
19	Medivation, Inc. (a)	997
19	Myriad Genetics, Inc. (a)	525

		4,538

	Health Care Equipment & Supplies — 2.6%
32	Align Technology, Inc. (a)	897
6	Cooper Cos., Inc. (The)	511
24	DENTSPLY International, Inc.	951
1	Edwards Lifesciences Corp. (a)	129
45	Haemonetics Corp. (a)	1,855
20	HeartWare International, Inc. (a)	1,651
39	Hill-Rom Holdings, Inc.	1,115
44	Hologic, Inc. (a)	875
14	IDEXX Laboratories, Inc. (a)	1,267
2	Intuitive Surgical, Inc. (a)	919
19	Sirona Dental Systems, Inc. (a)	1,213
54	Volcano Corp. (a)	1,285

		12,668

	Health Care Providers & Services — 2.5%
99	Accretive Health, Inc. (a)	1,140
75	Brookdale Senior Living, Inc. (a)	1,897
28	Cardinal Health, Inc.	1,164
12	Chemed Corp.	850
7	Henry Schein, Inc. (a)	594
52	HMS Holdings Corp. (a)	1,351
29	LifePoint Hospitals, Inc. (a)	1,101
47	Owens & Minor, Inc.	1,342
6	Quest Diagnostics, Inc.	324
60	VCA Antech, Inc. (a)	1,260
23	WellCare Health Plans, Inc. (a)	1,104

		12,127

	Health Care Technology — 0.5%
59	Allscripts Healthcare Solutions, Inc. (a)	558
10	athenahealth, Inc. (a)	742
63	Quality Systems, Inc.	1,092

		2,392

	Life Sciences Tools & Services — 1.2%
33	Agilent Technologies, Inc.	1,343
11	Bio-Rad Laboratories, Inc., Class A (a)	1,140
21	Covance, Inc. (a)	1,232
61	QIAGEN N.V., (Netherlands) (a)	1,101
16	Techne Corp.	1,090

		5,906

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.6%
54	Akorn, Inc. (a)	718
12	Allergan, Inc.	1,059
40	Auxilium Pharmaceuticals, Inc. (a)	748
46	Bristol-Myers Squibb Co.	1,496
43	Forest Laboratories, Inc. (a)	1,502
13	Perrigo Co.	1,360
19	Pfizer, Inc.	483
18	ViroPharma, Inc. (a)	402

		7,768

	Total Health Care	45,399

	Industrials — 13.7%
	Aerospace & Defense — 1.5%
36	Curtiss-Wright Corp.	1,184
63	Hexcel Corp. (a)	1,688
10	Precision Castparts Corp.	1,934
19	Teledyne Technologies, Inc. (a)	1,261
14	United Technologies Corp.	1,151

		7,218

	Airlines — 0.2%
54	United Continental Holdings, Inc. (a)	1,262

	Building Products — 1.7%
25	Armstrong World Industries, Inc.	1,277
44	Fortune Brands Home & Security, Inc. (a)	1,290
75	Masco Corp.	1,250
48	Owens Corning (a)	1,775
44	Simpson Manufacturing Co., Inc.	1,456
44	USG Corp. (a)	1,226

		8,274

	Commercial Services & Supplies — 2.0%
20	ADT Corp. (The)	909
27	Clean Harbors, Inc. (a)	1,490
23	Iron Mountain, Inc.	719
46	Republic Services, Inc.	1,357
48	Rollins, Inc.	1,061
12	Stericycle, Inc. (a)	1,159
50	Waste Connections, Inc.	1,689
47	Waste Management, Inc.	1,570

		9,954

	Construction & Engineering — 0.3%
26	Foster Wheeler AG, (Switzerland) (a)	627
18	Jacobs Engineering Group, Inc. (a)	779

		1,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
Common Stocks — Continued
	Electrical Equipment — 0.8%
28	AMETEK, Inc.	1,058
9	Eaton Corp. plc, (Ireland)	508
119	GrafTech International Ltd. (a)	1,115
10	Roper Industries, Inc.	1,135

		3,816

	Machinery — 4.0%
18	Chart Industries, Inc. (a)	1,203
31	CLARCOR, Inc.	1,464
27	Colfax Corp. (a)	1,089
11	Cummins, Inc.	1,182
30	Donaldson Co., Inc.	985
15	Gardner Denver, Inc.	1,043
23	Graco, Inc.	1,173
67	Harsco Corp.	1,572
36	Kennametal, Inc.	1,440
41	Navistar International Corp. (a)	884
19	Nordson Corp.	1,179
33	PACCAR, Inc.	1,507
24	Pentair Ltd., (Switzerland)	1,179
23	SPX Corp.	1,612
10	WABCO Holdings, Inc. (a)	642
46	Woodward, Inc.	1,750

		19,904

	Marine — 0.3%
22	Kirby Corp. (a)	1,389

	Professional Services — 1.3%
21	Acacia Research Corp. (a)	541
26	Advisory Board Co. (The) (a)	1,222
20	FTI Consulting, Inc. (a)	661
14	IHS, Inc., Class A (a)	1,383
34	Manpower, Inc.	1,440
17	Towers Watson & Co., Class A	952

		6,199

	Road & Rail — 0.8%
26	Genesee & Wyoming, Inc., Class A (a)	2,013
1	Kansas City Southern	52
35	Ryder System, Inc.	1,743

		3,808

	Trading Companies & Distributors — 0.8%
20	Aircastle Ltd.	250
29	Applied Industrial Technologies, Inc.	1,199
36	Fastenal Co.	1,700

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — Continued
5		W.W. Grainger, Inc.	938

			4,087

		Total Industrials	67,317

		Information Technology — 13.9%
		Communications Equipment — 1.7%
92		Acme Packet, Inc. (a)	2,028
96		Finisar Corp. (a)	1,562
144		JDS Uniphase Corp. (a)	1,947
33		Juniper Networks, Inc. (a)	657
159		Tellabs, Inc.	363
39		ViaSat, Inc. (a)	1,507

			8,064

		Computers & Peripherals — 0.4%
39		SanDisk Corp. (a)	1,708
13		Synaptics, Inc. (a)	398

			2,106

		Electronic Equipment, Instruments & Components — 2.1%
31		Arrow Electronics, Inc. (a)	1,167
43		Cognex Corp.	1,594
73		FLIR Systems, Inc.	1,618
19		IPG Photonics Corp.	1,292
42		National Instruments Corp.	1,093
18		TE Connectivity Ltd., (Switzerland)	658
52		Universal Display Corp. (a)	1,343
130		Vishay Intertechnology, Inc. (a)	1,387

			10,152

		Internet Software & Services — 1.5%
110		Bankrate, Inc. (a)	1,364
46		Cornerstone OnDemand, Inc. (a)	1,345
20		CoStar Group, Inc. (a)	1,810
42		Dealertrack Technologies, Inc. (a)	1,198
12		eBay, Inc. (a)	607
47		Facebook, Inc., Class A (a)	1,243

			7,567

		IT Services — 1.8%
23		Automatic Data Processing, Inc.	1,285
25		FleetCor Technologies, Inc. (a)	1,322
—	(h)	MasterCard, Inc., Class A	40
37		Paychex, Inc.	1,164
67		Sapient Corp. (a)	710
22		Teradata Corp. (a)	1,353
48		VeriFone Systems, Inc. (a)	1,428

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	IT Services — Continued
9	Visa, Inc., Class A	1,326

		8,628

	Office Electronics — 0.1%
11	Zebra Technologies Corp., Class A (a)	438

	Semiconductors & Semiconductor Equipment — 3.4%
42	Altera Corp.	1,446
75	Atmel Corp. (a)	488
52	Cavium, Inc. (a)	1,629
40	Cirrus Logic, Inc. (a)	1,164
86	Fairchild Semiconductor International, Inc. (a)	1,245
24	Hittite Microwave Corp. (a)	1,460
75	International Rectifier Corp. (a)	1,323
122	Intersil Corp., Class A	1,011
49	Microchip Technology, Inc.	1,582
36	Power Integrations, Inc.	1,213
294	RF Micro Devices, Inc. (a)	1,317
42	Semtech Corp. (a)	1,229
56	Skyworks Solutions, Inc. (a)	1,146
18	Veeco Instruments, Inc. (a)	536

		16,789

	Software — 2.9%
30	ACI Worldwide, Inc. (a)	1,299
40	BroadSoft, Inc. (a)	1,470
4	Citrix Systems, Inc. (a)	249
126	Compuware Corp. (a)	1,367
8	FactSet Research Systems, Inc.	734
66	Fortinet, Inc. (a)	1,381
36	MICROS Systems, Inc. (a)	1,533
27	NetSuite, Inc. (a)	1,788
70	QLIK Technologies, Inc. (a)	1,525
20	Red Hat, Inc. (a)	1,059
10	Solera Holdings, Inc.	536
22	Synchronoss Technologies, Inc. (a)	462
66	TiVo, Inc. (a)	818

		14,221

	Total Information Technology	67,965

	Materials — 6.1%
	Chemicals — 3.6%
16	Air Products & Chemicals, Inc.	1,370
8	Airgas, Inc.	696
31	Celanese Corp., Series A,	1,372
66	Chemtura Corp. (a)	1,408
38	Dow Chemical Co. (The)	1,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
25	E.I. du Pont de Nemours & Co.	1,107
24	FMC Corp.	1,405
17	Innophos Holdings, Inc.	779
2	Intrepid Potash, Inc.	45
14	Monsanto Co.	1,361
12	Praxair, Inc.	1,329
33	Rockwood Holdings, Inc.	1,642
34	Scotts Miracle-Gro Co. (The), Class A	1,482
32	Sensient Technologies Corp.	1,123
18	Sigma-Aldrich Corp.	1,310

		17,657

	Construction Materials — 0.3%
31	Texas Industries, Inc. (a)	1,606

	Containers & Packaging — 0.6%
27	Aptargroup, Inc.	1,305
79	Sealed Air Corp.	1,382

		2,687

	Metals & Mining — 1.3%
57	Allied Nevada Gold Corp. (a)	1,707
14	Compass Minerals International, Inc.	1,040
62	Globe Specialty Metals, Inc.	857
262	Hecla Mining Co.	1,526
1	Royal Gold, Inc.	41
39	Walter Energy, Inc.	1,392

		6,563

	Paper & Forest Products — 0.3%
42	MeadWestvaco Corp.	1,350

	Total Materials	29,863

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.8%
29	AT&T, Inc.	964
28	CenturyLink, Inc.	1,091
247	Cincinnati Bell, Inc. (a)	1,352
33	Level 3 Communications, Inc. (a)	759

		4,166

	Wireless Telecommunication Services — 0.4%
19	Crown Castle International Corp. (a)	1,346
29	Telephone & Data Systems, Inc.	650

		1,996

	Total Telecommunication Services	6,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
Common Stocks — Continued
	Utilities — 4.5%
	Electric Utilities — 2.0%
37	Cleco Corp.	1,478
20	Duke Energy Corp.	1,288
34	Edison International	1,538
16	Exelon Corp.	480
10	NextEra Energy, Inc.	662
42	Northeast Utilities	1,637
39	Southern Co. (The)	1,676
16	UIL Holdings Corp.	561
15	UNS Energy Corp.	631

		9,951

	Gas Utilities — 0.4%
30	Northwest Natural Gas Co.	1,308
24	Piedmont Natural Gas Co., Inc.	755

		2,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.8%
112	Atlantic Power Corp.	1,282
92	Calpine Corp. (a)	1,665
29	NRG Energy, Inc.	677

		3,624

	Multi-Utilities — 1.3%
23	Consolidated Edison, Inc.	1,283
31	Dominion Resources, Inc.	1,630
14	MDU Resources Group, Inc.	305
63	NiSource, Inc.	1,564
34	SCANA Corp.	1,538

		6,320

	Total Utilities	21,958

	Total Short Positions (Proceeds $429,255)	$434,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.8%
	Consumer Discretionary — 13.0%
	Distributors — 1.0%
323	Genuine Parts Co.	20,562

	Hotels, Restaurants & Leisure — 1.4%
451	Marriott International, Inc., Class A	16,816
148	McDonald's Corp.	13,064

		29,880

	Household Durables — 0.4%
490	Brookfield Residential Properties, Inc., (Canada) (a)	8,782

	Internet & Catalog Retail — 0.6%
209	Expedia, Inc.	12,855

	Media — 3.6%
1,079	Belo Corp., Class A	8,278
438	CBS Corp. (Non-Voting), Class B	16,670
726	Clear Channel Outdoor Holdings, Inc., Class A (a)	5,098
383	DISH Network Corp., Class A	13,948
811	Entercom Communications Corp., Class A (a)	5,658
223	Gannett Co., Inc.	4,012
214	Time Warner Cable, Inc.	20,818

		74,482

	Multiline Retail — 1.4%
698	Kohl's Corp.	30,000

	Specialty Retail — 3.8%
79	AutoZone, Inc. (a)	27,901
253	Bed Bath & Beyond, Inc. (a)	14,145
310	Home Depot, Inc. (The)	19,192
424	Williams-Sonoma, Inc.	18,576

		79,814

	Textiles, Apparel & Luxury Goods — 0.8%
448	Hanesbrands, Inc. (a)	16,055

	Total Consumer Discretionary	272,430

	Consumer Staples — 4.4%
	Beverages — 1.7%
175	Diageo plc, (United Kingdom), ADR	20,413
340	Dr. Pepper Snapple Group, Inc.	15,008

		35,421

	Food & Staples Retailing — 1.0%
602	Walgreen Co.	22,295

	Household Products — 1.7%
527	Procter & Gamble Co. (The)	35,758

	Total Consumer Staples	93,474

SHARES		SECURITY DESCRIPTION	VALUE($)

		Energy — 11.3%
		Oil, Gas & Consumable Fuels — 11.3%
751		Devon Energy Corp.	39,098
416		Energen Corp.	18,755
897		Exxon Mobil Corp.	77,653
798		Kinder Morgan, Inc.	28,197
471		NuStar GP Holdings LLC	13,029
217		PBF Energy, Inc. (a)	6,312
214		Phillips 66	11,379
360		QEP Resources, Inc.	10,888
497		Southwestern Energy Co. (a)	16,605
508		Teekay Corp., (Bermuda)	16,305

		Total Energy	238,221

		Financials — 34.7%
		Capital Markets — 4.6%
411		Ameriprise Financial, Inc.	25,766
1,743		Charles Schwab Corp. (The)	25,032
825		Invesco Ltd.	21,529
465		Legg Mason, Inc.	11,968
263		Northern Trust Corp.	13,212

			97,507

		Commercial Banks — 8.4%
142		City National Corp.	7,017
290		First Republic Bank	9,522
284		M&T Bank Corp.	27,975
323		National Bank Holdings Corp., Class A	6,138
158		PNC Financial Services Group, Inc.	9,219
531		SunTrust Banks, Inc.	15,040
869		U.S. Bancorp	27,762
2,031		Wells Fargo & Co.	69,413
117		Westamerica Bancorp	4,990

			177,076

		Consumer Finance — 1.4%
492		Capital One Financial Corp.	28,496

		Diversified Financial Services — 3.5%
3,444		Bank of America Corp.	39,955
850		Citigroup, Inc.	33,632

			73,587

		Insurance — 12.3%
67		Alleghany Corp. (a)	22,625
126		Allied World Assurance Co. Holdings AG, (Switzerland)	9,921
1,197		American International Group, Inc. (a)	42,261
–	(h)	Berkshire Hathaway, Inc., Class A (a)	29,493

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
259	Endurance Specialty Holdings Ltd., (Bermuda)	10,268
613	Hartford Financial Services Group, Inc.	13,747
1,153	Loews Corp.	46,997
842	Old Republic International Corp.	8,963
274	OneBeacon Insurance Group Ltd., Class A	3,810
229	Prudential Financial, Inc.	12,207
358	Travelers Cos., Inc. (The)	25,690
860	Unum Group	17,897
167	W.R. Berkley Corp.	6,291
240	Willis Group Holdings plc, (United Kingdom)	8,060

		258,230

	Real Estate Investment Trusts (REITs) — 2.4%
209	Agree Realty Corp.	5,596
968	Annaly Capital Management, Inc.	13,595
875	Cousins Properties, Inc.	7,304
569	Excel Trust, Inc.	7,213
330	Rayonier, Inc.	17,094

		50,802

	Real Estate Management & Development — 0.5%
265	Brookfield Asset Management, Inc., (Canada), Class A	9,709

	Thrifts & Mortgage Finance — 1.6%
551	Capitol Federal Financial, Inc.	6,441
403	EverBank Financial Corp.	6,015
159	Ocwen Financial Corp. (a)	5,514
1,214	People's United Financial, Inc.	14,676

		32,646

	Total Financials	728,053

	Health Care — 9.5%
	Health Care Equipment & Supplies — 0.7%
258	Covidien plc, (Ireland)	14,903

	Health Care Providers & Services — 2.7%
318	Humana, Inc.	21,790
227	McKesson Corp.	22,000
254	National Healthcare Corp.	11,926

		55,716

	Pharmaceuticals — 6.1%
365	Bristol-Myers Squibb Co.	11,886
538	Johnson & Johnson	37,721
656	Merck & Co., Inc.	26,844
2,101	Pfizer, Inc.	52,685

		129,136

	Total Health Care	199,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 5.6%
	Aerospace & Defense — 1.3%
329	United Technologies Corp.	26,948

	Electrical Equipment — 0.5%
187	Emerson Electric Co.	9,893

	Industrial Conglomerates — 1.1%
387	Carlisle Cos., Inc.	22,765

	Machinery — 1.6%
360	Dover Corp.	23,623
154	Illinois Tool Works, Inc.	9,371

		32,994

	Professional Services — 0.8%
336	Equifax, Inc.	18,157

	Trading Companies & Distributors — 0.3%
321	Air Lease Corp. (a)	6,902

	Total Industrials	117,659

	Information Technology — 3.9%
	Communications Equipment — 1.4%
1,449	Cisco Systems, Inc.	28,469

	Computers & Peripherals — 0.5%
766	Hewlett-Packard Co.	10,914

	Semiconductors & Semiconductor Equipment — 0.9%
469	Analog Devices, Inc.	19,705

	Software — 1.1%
876	Microsoft Corp.	23,405

	Total Information Technology	82,493

	Materials — 3.8%
	Chemicals — 0.9%
302	Albemarle Corp.	18,735

	Construction Materials — 0.6%
128	Martin Marietta Materials, Inc.	12,040

	Containers & Packaging — 0.9%
292	Rock-Tenn Co., Class A	20,379

	Metals & Mining — 0.4%
116	Compass Minerals International, Inc.	8,652

	Paper & Forest Products — 1.0%
654	MeadWestvaco Corp.	20,849

	Total Materials	80,655

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.2%
1,359	AT&T, Inc.	45,805

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Wireless Telecommunication Services — 0.2%
217	Telephone & Data Systems, Inc.	4,796

	Total Telecommunication Services	50,601

	Utilities — 6.2%
	Electric Utilities — 2.5%
316	NextEra Energy, Inc.	21,843
369	Northeast Utilities	14,425
385	Southern Co. (The)	16,499

		52,767

	Gas Utilities — 0.7%
417	Atmos Energy Corp.	14,657

	Multi-Utilities — 3.0%
883	CenterPoint Energy, Inc.	16,998
484	PG&E Corp.	19,443
364	Sempra Energy	25,822

		62,263

	Total Utilities	129,687

	Total Common Stocks (Cost $1,770,131)	1,993,028

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Company — 0.3%
387	Cohen & Steers Infrastructure Fund, Inc. (Cost $5,336)	7,252

Short-Term Investment — 4.6%
	Investment Company — 4.6%
95,612	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $95,612)	95,612

	Total Investments — 99.7% (Cost $1,871,079)	2,095,892
	Other Assets in Excess of Liabilities — 0.3%	5,349

	NET ASSETS — 100.0%	$2,101,241

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund		Mid Cap Core Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,474,911		$746,042	$896,570		$1,366,569
Investments in affiliates, at value	1,981		14,817	31,374		13,350

Total investment securities, at value	1,476,892		760,859	927,944		1,379,919
Cash	—		—	4		—
Receivables:
Investment securities sold	14,110		—	1,253		26,297
Fund shares sold	3,482		2,357	2,752		1,705
Dividends from non-affiliates	297		484	639		439
Dividends from affiliates	2		1	2		2
Securities lending income	—		—	—	(a)	—
Prepaid expenses	—		20	—		—

Total Assets	1,494,783		763,721	932,594		1,408,362

LIABILITIES:
Payables:
Due to custodian	—		84	—		—
Dividends	—		347	—		—
Investment securities purchased	—		—	311		—
Collateral for securities lending program	—		—	1,056		—
Fund shares redeemed	14,574		430	1,359		20,861
Accrued liabilities:
Investment advisory fees	826		412	503		695
Administration fees	107		52	32		—
Shareholder servicing fees	209		99	1		250
Distribution fees	64		5	3		133
Custodian and accounting fees	10		4	7		12
Trustees' and Chief Compliance Officer's fees	—	(a)	1	1		1
Transfer agent fees	94		—	338		522
Other	76		18	70		188

Total Liabilities	15,960		1,452	3,681		22,662

Net Assets	$1,478,823		$762,269	$928,913		$1,385,700

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Growth Advantage Fund	Mid Cap Core Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,209,432	$728,294	$759,753	$1,145,086
Accumulated undistributed (distributions in excess of) net investment income	308	(326)	77	502
Accumulated net realized gains (losses)	(9,845)	(5,586)	(4,147)	(39,602)
Net unrealized appreciation (depreciation)	278,928	39,887	173,230	279,714

Total Net Assets	$1,478,823	$762,269	$928,913	$1,385,700

Net Assets:
Class A	$211,447	$21,659	$10,184	$533,328
Class B	2,111	—	—	8,410
Class C	30,423	133	2,118	20,767
Class R2	—	83	—	247
Class R5	628,557	61	—	15,286
Class R6	—	288,602	—	19,065
Select Class	606,285	451,731	916,611	788,597

Total	$1,478,823	$762,269	$928,913	$1,385,700

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	21,381	1,216	307	26,771
Class B	232	—	—	569
Class C	3,336	7	64	1,197
Class R2	—	5	—	12
Class R5	62,309	3	—	703
Class R6	—	16,132	—	876
Select Class	60,447	25,297	27,585	36,336

Net Asset Value (a):
Class A — Redemption price per share	$9.89	$17.81	$33.13	$19.92
Class B — Offering price per share (b)	9.11	—	—	14.77
Class C — Offering price per share (b)	9.12	17.75	32.84	17.35
Class R2 — Offering and redemption price per share	—	17.79	—	21.30
Class R5 — Offering and redemption price per share	10.09	17.90	—	21.75
Class R6 — Offering and redemption price per share	—	17.89	—	21.76
Select Class — Offering and redemption price per share	10.03	17.86	33.23	21.70
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.44	$18.80	$34.97	$21.02

Cost of investments in non-affiliates	$1,195,983	$706,155	$723,340	$1,086,855
Cost of investments in affiliates	1,981	14,817	31,374	13,350
Value of securities on loan	—	—	1,043	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$9,421,174	$429,080	$2,000,280
Investments in affiliates, at value	505,766	67,497	95,612

Total investment securities, at value	9,926,940	496,577	2,095,892
Cash	92	3,212	—
Deposits at broker for securities sold short	—	425,359	—
Receivables:
Investment securities sold	25,386	14	—
Fund shares sold	113,209	73	9,117
Dividends from non-affiliates	10,596	294	2,330
Dividends from affiliates	38	6	10
Securities lending income	1	—	—

Total Assets	10,076,262	925,535	2,107,349

LIABILITIES:
Payables:
Securities sold short, at value	—	434,080	—
Dividend expense to non-affiliates on securities sold short	—	211	—
Investment securities purchased	135,852	—	1,719
Interest expense to non-affiliates on securities sold short	—	30	—
Collateral for securities lending program	3,656	—	—
Fund shares redeemed	99,226	367	2,390
Accrued liabilities:
Investment advisory fees	4,967	488	1,093
Administration fees	—	—	18
Shareholder servicing fees	1,053	3	280
Distribution fees	824	13	187
Custodian and accounting fees	63	13	13
Trustees’ and Chief Compliance Officer's fees	6	—	2
Transfer agent fees	2,378	96	330
Other	574	56	76

Total Liabilities	248,599	435,357	6,108

Net Assets	$9,827,663	$490,178	$2,101,241

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$7,730,041	$541,311	$1,889,366
Accumulated undistributed (distributions in excess of) net investment income	2,964	(5,179)	297
Accumulated net realized gains (losses)	(6,115)	(88,553)	(13,235)
Net unrealized appreciation (depreciation)	2,100,773	42,599	224,813

Total Net Assets	$9,827,663	$490,178	$2,101,241

Net Assets:
Class A	$2,462,934	$19,603	$498,879
Class B	36,202	978	—
Class C	427,944	12,166	134,498
Class R2	33,345	—	—
Institutional Class	4,599,177	—	735,751
Select Class	2,268,061	457,431	732,113

Total	$9,827,663	$490,178	$2,101,241

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	89,387	2,055	23,491
Class B	1,337	107	—
Class C	15,913	1,335	6,324
Class R2	1,243	—	—
Institutional Class	164,313	—	34,589
Select Class	81,710	47,277	34,406

Net Asset Value (a):
Class A — Redemption price per share	$27.55	$9.54	$21.24
Class B — Offering price per share (b)	27.07	9.11	—
Class C — Offering price per share (b)	26.89	9.12	21.27
Class R2 — Offering and redemption price per share	26.83	—	—
Institutional Class — Offering and redemption price per share	27.99	—	21.27
Select Class — Offering and redemption price per share	27.76	9.68	21.28
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$29.08	$10.07	$22.42

Cost of investments in non-affiliates	$7,320,401	$381,656	$1,775,467
Cost of investments in affiliates	505,766	67,497	95,612
Value of securities on loan	3,616	—	—
Proceeds from securities sold short	—	429,255	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$12,854	$8,573		$7,126	$8,168
Dividend income from affiliates	23	15		16	13
Income from securities lending (net)	—	—		1	3

Total investment income	12,877	8,588		7,143	8,184

EXPENSES:
Investment advisory fees	4,882	1,985		2,872	4,668
Administration fees	647	263		381	619
Distribution fees:
Class A	257	21		11	679
Class B	8	—		—	34
Class C	111	—	(a)	6	82
Class R2	—	—	(a)	—	1
Shareholder servicing fees:
Class A	257	21		11	679
Class B	3	—		—	11
Class C	37	—	(a)	2	27
Class R2	—	—	(a)	—	—	(a)
Class R5	147	—	(a)	—	4
Select Class	846	482		1,092	1,038
Custodian and accounting fees	31	18		20	35
Professional fees	31	27		25	29
Trustees’ and Chief Compliance Officer’s fees	9	3		4	8
Printing and mailing costs	37	10		70	147
Registration and filing fees	40	24		38	53
Transfer agent fees	186	11		751	823
Other	51	6		6	25

Total expenses	7,580	2,871		5,289	8,962

Less amounts waived	(88)	(83)		(1,318)	(1,364)

Net expenses	7,492	2,788		3,971	7,598

Net investment income (loss)	5,385	5,800		3,172	586

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	12,567	4,587		15,629	62,226

Change in net unrealized appreciation/depreciation of investments in non-affiliates	54,314	25,673		49,047	37,551

Net realized/unrealized gains (losses)	66,881	30,260		64,676	99,777

Change in net assets resulting from operations	$72,266	$36,060		$67,848	$100,363

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$7	$—
Dividend income from non-affiliates	94,606	5,681	19,547
Dividend income from affiliates	212	35	43
Income from securities lending (net)	8	—	—

Total investment income	94,826	5,723	19,590

EXPENSES:
Investment advisory fees	28,933	3,122	4,961
Administration fees	3,833	215	656
Distribution fees:
Class A	2,802	26	378
Class B	182	4	—
Class C	1,514	54	477
Class R2	59	—	—
Shareholder servicing fees:
Class A	2,802	26	378
Class B	60	1	—
Class C	505	18	159
Class R2	30	—	—
Institutional Class	2,061	—	288
Select Class	2,578	579	651
Custodian and accounting fees	178	30	34
Professional fees	75	29	33
Trustees’ and Chief Compliance Officer’s fees	51	2	9
Printing and mailing costs	590	4	52
Registration and filing fees	102	24	28
Transfer agent fees	5,393	54	626
Other	105	11	7
Dividend expense to non-affiliates on securities sold short	—	4,300	—
Interest expense to non-affiliates on securities sold short	—	275	—

Total expenses	51,853	8,774	8,737

Less amounts waived	(8,500)	(1,025)	(1,036)

Net expenses	43,353	7,749	7,701

Net investment income (loss)	51,473	(2,026)	11,889

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	233,396	12,872	21,576
Securities sold short	—	(8,904)	—
Foreign currency transactions	—	— (a)	—

Net realized gain (loss)	233,396	3,968	21,576

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	452,943	16,062	80,867
Securities sold short	—	(24,955)	—

Change in net unrealized appreciation/depreciation	452,943	(8,893)	80,867

Net realized/unrealized gains (losses)	686,339	(4,925)	102,443

Change in net assets resulting from operations	$737,812	$(6,951)	$114,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,385	$(1,993)	$5,800	$1,921
Net realized gain (loss)	12,567	36,525	4,587	(1,412)
Change in net unrealized appreciation/depreciation	54,314	(18,846)	25,673	13,816

Change in net assets resulting from operations	72,266	15,686	36,060	14,325

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(188)	—	(194)	—	(a)
From net realized gains	(670)	—	(241)	—	(a)
Class B
From net realized gains	(8)	—	—	—
Class C
From net investment income	—	—	— (a)	—	(a)
From net realized gains	(106)	—	(2)	—	(a)
Class R2
From net investment income	—	—	(1)	—	(a)
From net realized gains	—	—	(1)	—	(a)
Class R5
From net investment income	(2,904)	—	(1)	—	(a)
From net realized gains	(1,960)	—	(1)	—	(a)
Class R6
From net investment income	—	—	(3,133)	—	(a)
From net realized gains	—	—	(3,322)	—	(a)
Select Class
From net investment income	(1,645)	—	(4,129)	(632)
From net realized gains	(2,119)	—	(5,178)	(94)

Total distributions to shareholders	(9,600)	—	(16,203)	(726)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	60,600	123,715	392,890	244,141

NET ASSETS:
Change in net assets	123,266	139,401	412,747	257,740
Beginning of period	1,355,557	1,216,156	349,522	91,782

End of period	$1,478,823	$1,355,557	$762,269	$349,522

Accumulated undistributed (distributions in excess of) net investment income	$308	$(340)	$(326)	$1,332

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,172	$3,845	$586	$(867)
Net realized gain (loss)	15,629	7,873	62,226	74,384
Change in net unrealized appreciation/depreciation	49,047	(3,327)	37,551	(186,566)

Change in net assets resulting from operations	67,848	8,391	100,363	(113,049)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18)	(15)	—	—
From net realized gains	(67)	—	(25,563)	(55,641)
Class B
From net realized gains	—	—	(531)	(1,640)
Class C
From net investment income	(2)	— (a)	—	—
From net realized gains	(14)	—	(1,148)	(2,514)
Class R2
From net realized gains	—	—	(11)	(16)
Class R5 (b)
From net realized gains	—	—	(664)	(5)
Class R6 (b)
From net realized gains	—	—	(826)	(5)
Select Class
From net investment income	(2,869)	(3,722)	—	—
From net realized gains	(6,163)	—	(36,115)	(74,559)

Total distributions to shareholders	(9,133)	(3,737)	(64,858)	(134,380)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	48,864	244,461	(76,621)	(101,508)

NET ASSETS:
Change in net assets	107,579	249,115	(41,116)	(348,937)
Beginning of period	821,334	572,219	1,426,816	1,775,753

End of period	$928,913	$821,334	$1,385,700	$1,426,816

Accumulated undistributed (distributions in excess of) net investment income	$77	$(206)	$502	$(84)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,473	$72,482	$(2,026)	$(6,364)
Net realized gain (loss)	233,396	226,074	3,968	27,034
Change in net unrealized appreciation/depreciation	452,943	80,566	(8,893)	(26,538)

Change in net assets resulting from operations	737,812	379,122	(6,951)	(5,868)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,622)	(12,100)	—	—
From net realized gains	(19,155)	—	—	—
Class B
From net realized gains	(292)	—	—	—
Class C
From net investment income	(2,608)	(616)	—	—
From net realized gains	(3,426)	—	—	—
Class R2
From net investment income	(363)	(67)	—	—
From net realized gains	(258)	—	—	—
Institutional Class
From net investment income	(64,280)	(33,157)	—	—
From net realized gains	(34,137)	—	—	—
Select Class
From net investment income	(27,916)	(14,296)	—	—
From net realized gains	(17,242)	—	—	—

Total distributions to shareholders	(195,299)	(60,236)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,475,603	714,827	(16,511)	(26,939)

NET ASSETS:
Change in net assets	2,018,116	1,033,713	(23,462)	(32,807)
Beginning of period	7,809,547	6,775,834	513,640	546,447

End of period	$9,827,663	$7,809,547	$490,178	$513,640

Accumulated undistributed (distributions in excess of) net investment income	$2,964	$72,280	$(5,179)	$(3,153)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Value Advantage Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,889	$14,184
Net realized gain (loss)	21,576	35,802
Change in net unrealized appreciation/depreciation	80,867	1,096

Change in net assets resulting from operations	114,332	51,082

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,504)	(2,164)
From net realized gains	(1,946)	—
Class C
From net investment income	(368)	(619)
From net realized gains	(536)	—
Institutional Class
From net investment income	(8,338)	(4,920)
From net realized gains	(2,763)	—
Select Class
From net investment income	(7,570)	(3,577)
From net realized gains	(2,914)	—

Total distributions to shareholders	(28,939)	(11,280)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	883,709	173,496

NET ASSETS:
Change in net assets	969,102	213,298
Beginning of period	1,132,139	918,841

End of period	$2,101,241	$1,132,139

Accumulated undistributed (distributions in excess of) net investment income	$297	$9,188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,013	$81,189	$22,093	$463
Dividends and distributions reinvested	834	—	434	—	(a)
Cost of shares redeemed	(38,890)	(65,978)	(2,417)	(281)

Change in net assets resulting from Class A capital transactions	$7,957	$15,211	$20,110	$182

Class B
Proceeds from shares issued	$39	$158	$—	$—
Dividends and distributions reinvested	7	—	—	—
Cost of shares redeemed	(352)	(1,004)	—	—

Change in net assets resulting from Class B capital transactions	$(306)	$(846)	$—	$—

Class C
Proceeds from shares issued	$4,986	$15,180	$23	$50
Dividends and distributions reinvested	83	—	2	—	(a)
Cost of shares redeemed	(3,286)	(8,713)	(22)	(24)

Change in net assets resulting from Class C capital transactions	$1,783	$6,467	$3	$26

Class R2
Proceeds from shares issued	$—	$—	$21	$—	(a)
Dividends and distributions reinvested	—	—	2	—	(a)
Cost of shares redeemed	—	—	— (a)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$23	$—	(a)

Class R5
Proceeds from shares issued	$214,353	$289,698	$—	$—
Dividends and distributions reinvested	4,864	—	2	—	(a)
Cost of shares redeemed	(84,044)	(4,352)	—	—

Change in net assets resulting from Class R5 capital transactions	$135,173	$285,346	$2	$—	(a)

Class R6
Proceeds from shares issued	$—	$—	$301,090	$33,949
Dividends and distributions reinvested	—	—	6,360	—	(a)
Cost of shares redeemed	—	—	(52,619)	(6,403)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$254,831	$27,546

Select Class
Proceeds from shares issued	$44,212	$124,637	$153,497	$282,102
Dividends and distributions reinvested	264	—	201	9
Cost of shares redeemed	(128,483)	(307,100)	(35,777)	(65,724)

Change in net assets resulting from Select Class capital transactions	$(84,007)	$(182,463)	$117,921	$216,387

Total change in net assets resulting from capital transactions	$60,600	$123,715	$392,890	$244,141

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)		Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	4,715	8,808	1,301		28
Reinvested	85	—	25		—	(a)
Redeemed	(3,963)	(7,290)	(137)		(17)

Change in Class A Shares	837	1,518	1,189		11

Class B
Issued	4	19	—		—
Reinvested	1	—	—		—
Redeemed	(39)	(120)	—		—

Change in Class B Shares	(34)	(101)	—		—

Class C
Issued	558	1,759	1		2
Reinvested	9	—	—	(a)	—	(a)
Redeemed	(364)	(1,026)	(1)		(1)

Change in Class C Shares	203	733	—	(a)	1

Class R2
Issued	—	—	2		—	(a)
Reinvested	—	—	—	(a)	—	(a)
Redeemed	—	—	—	(a)	—

Change in Class R2 Shares	—	—	2		—	(a)

Class R5
Issued	22,017	29,732	—		—
Reinvested	481	—	—	(a)	—	(a)
Redeemed	(8,475)	(477)	—		—

Change in Class R5 Shares	14,023	29,255	—	(a)	—	(a)

Class R6
Issued	—	—	17,124		2,008
Reinvested	—	—	356		—	(a)
Redeemed	—	—	(2,988)		(371)

Change in Class R6 Shares	—	—	14,492		1,637

Select Class
Issued	4,468	13,293	8,649		17,322
Reinvested	26	—	11		—	(a)
Redeemed	(12,897)	(33,452)	(2,020)		(3,965)

Change in Select Class Shares	(8,403)	(20,159)	6,640		13,357

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,539	$5,617	$15,870	$56,755
Dividends and distributions reinvested	85	15	23,844	51,675
Cost of shares redeemed	(923)	(1,592)	(56,467)	(161,251)

Change in net assets resulting from Class A capital transactions	$2,701	$4,040	$(16,753)	$(52,821)

Class B
Proceeds from shares issued	$—	$—	$78	$386
Dividends and distributions reinvested	—	—	512	1,556
Cost of shares redeemed	—	—	(2,206)	(7,602)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,616)	$(5,660)

Class C
Proceeds from shares issued	$859	$1,031	$626	$2,483
Dividends and distributions reinvested	16	— (a)	948	2,079
Cost of shares redeemed	(100)	(204)	(3,312)	(6,708)

Change in net assets resulting from Class C capital transactions	$775	$827	$(1,738)	$(2,146)

Class R2
Proceeds from shares issued	$—	$—	$37	$149
Dividends and distributions reinvested	—	—	11	16
Cost of shares redeemed	—	—	(36)	(20)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$12	$145

Class R5 (b)
Proceeds from shares issued	$—	$—	$1,213	$16,731
Dividends and distributions reinvested	—	—	664	5
Cost of shares redeemed	—	—	(1,845)	(1,084)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$32	$15,652

Class R6 (b)
Proceeds from shares issued	$—	$—	$5,704	$15,116
Dividends and distributions reinvested	—	—	826	5
Cost of shares redeemed	—	—	(1,633)	(388)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$4,897	$14,733

Select Class
Proceeds from shares issued	$133,867	$389,366	$46,809	$195,789
Dividends and distributions reinvested	7,867	3,142	30,576	62,923
Cost of shares redeemed	(96,346)	(152,914)	(138,840)	(330,123)

Change in net assets resulting from Select Class capital transactions	$45,388	$239,594	$(61,455)	$(71,411)

Total change in net assets resulting from capital transactions	$48,864	$244,461	$(76,621)	$(101,508)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	108	186	787	2,826
Reinvested	3	1	1,214	2,951
Redeemed	(29)	(55)	(2,802)	(8,087)

Change in Class A Shares	82	132	(801)	(2,310)

Class B
Issued	—	—	5	26
Reinvested	—	—	35	117
Redeemed	—	—	(145)	(489)

Change in Class B Shares	—	—	(105)	(346)

Class C
Issued	27	33	37	137
Reinvested	— (a)	— (a)	55	135
Redeemed	(3)	(7)	(187)	(378)

Change in Class C Shares	24	26	(95)	(106)

Class R2
Issued	—	—	2	6
Reinvested	—	—	1	1
Redeemed	—	—	(2)	(1)

Change in Class R2 Shares	—	—	1	6

Class R5 (b)
Issued	—	—	54	749
Reinvested	—	—	31	— (a)
Redeemed	—	—	(83)	(48)

Change in Class R5 Shares	—	—	2	701

Class R6 (b)
Issued	—	—	253	677
Reinvested	—	—	39	— (a)
Redeemed	—	—	(76)	(17)

Change in Class R6 Shares	—	—	216	660

Select Class
Issued	4,108	13,099	2,151	9,090
Reinvested	238	105	1,429	3,322
Redeemed	(2,951)	(5,154)	(6,353)	(14,607)

Change in Select Class Shares	1,395	8,050	(2,773)	(2,195)

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective November 1, 2011 for Mid Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$559,109	$443,021	$4,181	$5,323
Dividends and distributions reinvested	42,247	11,492	—	—
Cost of shares redeemed	(261,337)	(520,453)	(4,007)	(14,467)

Change in net assets resulting from Class A capital transactions	$340,019	$(65,940)	$174	$(9,144)

Class B
Proceeds from shares issued	$230	$333	$3	$11
Dividends and distributions reinvested	267	—	—	—
Cost of shares redeemed	(25,234)	(34,648)	(404)	(2,045)

Change in net assets resulting from Class B capital transactions	$(24,737)	$(34,315)	$(401)	$(2,034)

Class C
Proceeds from shares issued	$61,517	$48,613	$41	$572
Dividends and distributions reinvested	4,745	474	—	—
Cost of shares redeemed	(35,245)	(64,672)	(3,278)	(6,619)

Change in net assets resulting from Class C capital transactions	$31,017	$(15,585)	$(3,237)	$(6,047)

Class R2
Proceeds from shares issued	$20,006	$10,239	$—	$—
Dividends and distributions reinvested	576	59	—	—
Cost of shares redeemed	(3,346)	(2,629)	—	—

Change in net assets resulting from Class R2 capital transactions	$17,236	$7,669	$—	$—

Institutional Class
Proceeds from shares issued	$1,218,688	$1,125,771	$—	$—
Dividends and distributions reinvested	79,639	25,512	—	—
Cost of shares redeemed	(491,078)	(575,416)	—	—

Change in net assets resulting from Institutional Class capital transactions	$807,249	$575,867	$—	$—

Select Class
Proceeds from shares issued	$486,813	$675,718	$27,663	$42,277
Dividends and distributions reinvested	34,904	10,362	—	—
Cost of shares redeemed	(216,898)	(438,949)	(40,710)	(51,991)

Change in net assets resulting from Select Class capital transactions	$304,819	$247,131	$(13,047)	$(9,714)

Total change in net assets resulting from capital transactions	$1,475,603	$714,827	$(16,511)	$(26,939)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	20,477	18,306	433	546
Reinvested	1,526	500	—	—
Redeemed	(9,623)	(21,746)	(417)	(1,486)

Change in Class A Shares	12,380	(2,940)	16	(940)

Class B
Issued	8	14	— (a)	1
Reinvested	10	—	—	—
Redeemed	(950)	(1,497)	(44)	(218)

Change in Class B Shares	(932)	(1,483)	(44)	(217)

Class C
Issued	2,321	2,044	5	60
Reinvested	176	21	—	—
Redeemed	(1,331)	(2,794)	(356)	(705)

Change in Class C Shares	1,166	(729)	(351)	(645)

Class R2
Issued	758	428	—	—
Reinvested	22	3	—	—
Redeemed	(126)	(110)	—	—

Change in Class R2 Shares	654	321	—	—

Institutional Class
Issued	44,146	45,939	—	—
Reinvested	2,827	1,094	—	—
Redeemed	(17,698)	(23,648)	—	—

Change in Institutional Class Shares	29,275	23,385	—	—

Select Class
Issued	17,783	27,581	2,851	4,266
Reinvested	1,250	448	—	—
Redeemed	(7,910)	(18,067)	(4,145)	(5,300)

Change in Select Class Shares	11,123	9,962	(1,294)	(1,034)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Value Advantage Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$316,735	$54,549
Dividends and distributions reinvested	6,154	2,006
Cost of shares redeemed	(46,868)	(89,323)

Change in net assets resulting from Class A capital transactions	$276,021	$(32,768)

Class C
Proceeds from shares issued	$18,226	$11,596
Dividends and distributions reinvested	752	513
Cost of shares redeemed	(10,556)	(30,037)

Change in net assets resulting from Class C capital transactions	$8,422	$(17,928)

Institutional Class
Proceeds from shares issued	$345,066	$136,991
Dividends and distributions reinvested	10,007	4,597
Cost of shares redeemed	(34,407)	(56,466)

Change in net assets resulting from Institutional Class capital transactions	$320,666	$85,122

Select Class
Proceeds from shares issued	$299,932	$260,984
Dividends and distributions reinvested	7,729	2,687
Cost of shares redeemed	(29,061)	(124,601)

Change in net assets resulting from Select Class capital transactions	$278,600	$139,070

Total change in net assets resulting from capital transactions	$883,709	$173,496

SHARE TRANSACTIONS:
Class A
Issued	15,076	2,947
Reinvested	287	112
Redeemed	(2,232)	(4,870)

Change in Class A Shares	13,131	(1,811)

Class C
Issued	872	620
Reinvested	35	29
Redeemed	(506)	(1,655)

Change in Class C Shares	401	(1,006)

Institutional Class
Issued	16,538	7,210
Reinvested	466	258
Redeemed	(1,647)	(3,118)

Change in Institutional Class Shares	15,357	4,350

Select Class
Issued	14,281	13,542
Reinvested	360	150
Redeemed	(1,380)	(6,701)

Change in Select Class Shares	13,261	6,991

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.49	$0.02	(f)(g)	$0.42	$0.44	$(0.01)	$(0.03)	$(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—
Year Ended June 30, 2010	5.88	(0.03	)(f)	0.91	0.88	—	—	—
Year Ended June 30, 2009	8.14	(0.03	)(f)	(2.23)	(2.26)	—	—	—
Year Ended June 30, 2008	8.18	(0.05	)(f)	0.01	(0.04)	—	—	—

Class B
Six Months Ended December 31, 2012 (Unaudited)	8.76	—	(f)(g)(i)	0.38	0.38	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.22	0.15	—	—	—
Year Ended June 30, 2011	6.31	(0.07	)(f)	2.37	2.30	—	—	—
Year Ended June 30, 2010	5.51	(0.06	)(f)	0.86	0.80	—	—	—
Year Ended June 30, 2009	7.67	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Year Ended June 30, 2008	7.76	(0.09	)(f)	— (h)	(0.09)	—	—	—

Class C
Six Months Ended December 31, 2012 (Unaudited)	8.77	—	(f)(g)(i)	0.38	0.38	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—
Year Ended June 30, 2010	5.52	(0.06	)(f)	0.85	0.79	—	—	—
Year Ended June 30, 2009	7.68	(0.06	)(f)	(2.10)	(2.16)	—	—	—
Year Ended June 30, 2008	7.76	(0.09	)(f)	0.01	(0.08)	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	9.69	0.05	(f)(g)	0.43	0.48	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—
Year Ended June 30, 2010	5.93	—	(f)(i)	0.93	0.93	—	—	—
January 8, 2009 (j) through June 30, 2009	5.37	—	(f)(i)	0.56	0.56	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.63	0.03	(f)(g)	0.42	0.45	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—
Year Ended June 30, 2010	5.93	(0.01	)(f)	0.91	0.90	—	—	—
Year Ended June 30, 2009	8.18	(0.01	)(f)	(2.24)	(2.25)	—	—	—
Year Ended June 30, 2008	8.20	(0.03	)(f)	0.01	(0.02)	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.01, $(0.02), $(0.02), $0.03 and $0.02 for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.13%, (0.39)%, (0.35)%, 0.61% and 0.34% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.09), $(0.01) and $(0.03) for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.56)%, (1.08)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class B, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.89	4.65%	$211,447	1.24%	0.45	%(g)	1.28%	46%
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96
6.76	14.97	101,814	1.31	(0.41)		1.31	102
5.88	(27.76)	71,841	1.35	(0.48)		1.42	119
8.14	(0.49)	70,546	1.34	(0.58)		1.47	118

9.11	4.37	2,111	1.74	(0.08	)(g)	1.78	46
8.76	1.74	2,327	1.75	(0.89	)(h)	1.80	86
8.61	36.45	3,157	1.75	(0.94)		1.81	96
6.31	14.52	3,070	1.81	(0.91)		1.81	102
5.51	(28.16)	3,304	1.87	(1.02)		1.92	119
7.67	(1.16)	4,340	1.91	(1.16)		1.94	118

9.12	4.36	30,423	1.74	(0.04	)(g)	1.78	46
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96
6.31	14.31	12,811	1.81	(0.91)		1.81	102
5.52	(28.13)	9,300	1.87	(1.02)		1.91	119
7.68	(1.03)	14,499	1.88	(1.16)		1.89	118

10.09	4.95	628,557	0.83	0.92	(g)	0.83	46
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96
6.86	15.68	76,767	0.86	0.05		0.86	102
5.93	10.43	46,312	0.90	(0.08)		1.06	119

10.03	4.75	606,285	1.03	0.65	(g)	1.03	46
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96
6.83	15.18	604,663	1.06	(0.16)		1.06	102
5.93	(27.51)	441,345	1.10	(0.24)		1.17	119
8.18	(0.24)	399,777	1.09	(0.41)		1.12	118

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Core Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$17.16	$0.15	(f)(g)	$0.87	$1.02	$(0.16)	$(0.21)	$(0.37)
Year Ended June 30, 2012	17.19	0.08	(f)	(0.10)	(0.02)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	0.01	(f)	2.18	2.19	— (h)	—	— (h)

Class C
Six Months Ended December 31, 2012 (Unaudited)	17.03	0.07	(f)(g)	0.90	0.97	(0.04)	(0.21)	(0.25)
Year Ended June 30, 2012	17.15	—	(f)(h)	(0.11)	(0.11)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.04	)(f)	2.19	2.15	—	—	—

Class R2
Six Months Ended December 31, 2012 (Unaudited)	17.10	0.11	(f)(g)	0.88	0.99	(0.09)	(0.21)	(0.30)
Year Ended June 30, 2012	17.17	0.04	(f)	(0.10)	(0.06)	— (h)	(0.01)	(0.01)
November 30, 2010 (i) through June 30, 2011	15.00	(0.02	)(f)	2.19	2.17	—	—	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	17.23	0.16	(f)(g)	0.91	1.07	(0.19)	(0.21)	(0.40)
Year Ended June 30, 2012	17.23	0.15	(f)	(0.09)	0.06	(0.05)	(0.01)	(0.06)
November 30, 2010 (i) through June 30, 2011	15.00	0.05	(f)	2.19	2.24	(0.01)	—	(0.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	17.23	0.20	(f)(g)	0.87	1.07	(0.20)	(0.21)	(0.41)
Year Ended June 30, 2012	17.24	0.21	(f)	(0.15)	0.06	(0.06)	(0.01)	(0.07)
January 31, 2011 (l) through June 30, 2011	16.36	0.05	(f)	0.83	0.88	—	—	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	17.18	0.15	(f)(g)	0.91	1.06	(0.17)	(0.21)	(0.38)
Year Ended June 30, 2012	17.22	0.13	(f)	(0.12)	0.01	(0.04)	(0.01)	(0.05)
November 30, 2010 (i) through June 30, 2011	15.00	0.04	(f)	2.19	2.23	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.02), $0.02, $0.07, $0.10 and $0.06 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.66%, (0.22)%, 0.18%, 0.73%, 1.17% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2011.
(k)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$17.81	5.97%	$21,659	1.24%		1.72	%(g)	1.26%		16%
17.16	(0.13)	455	1.24		0.50		1.31		44
17.19	14.70	276	1.24	(j)	0.11	(j)	5.79	(j)(k)	13

17.75	5.68	133	1.74		0.84	(g)	1.77		16
17.03	(0.65)	125	1.74		(0.02)		1.81		44
17.15	14.33	99	1.75	(j)	(0.39	)(j)	6.49	(j)(k)	13

17.79	5.82	83	1.49		1.24	(g)	1.52		16
17.10	(0.36)	57	1.49		0.22		1.57		44
17.17	14.53	57	1.49	(j)	(0.17	)(j)	6.84	(j)(k)	13

17.90	6.22	61	0.79		1.79	(g)	0.82		16
17.23	0.33	58	0.79		0.92		0.86		44
17.23	15.00	57	0.80	(j)	0.52	(j)	6.17	(j)(k)	13

17.89	6.21	288,602	0.74		2.23	(g)	0.76		16
17.23	0.33	28,251	0.74		1.18		0.78		44
17.24	5.38	53	0.75	(j)	0.68	(j)	5.52	(j)(k)	13

17.86	6.15	451,731	0.99		1.72	(g)	1.02		16
17.18	0.06	320,576	0.99		0.76		1.06		44
17.22	14.84	91,240	1.00	(j)	0.41	(j)	3.41	(j)(k)	13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$30.97	$0.07	(f)(g)	$2.38	$2.45	$(0.06)	$(0.23)	$(0.29)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)
November 2, 2009 (i) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2012 (Unaudited)	30.75	(0.01	)(f)(g)	2.36	2.35	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)
November 2, 2009 (i) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (j)	—	— (j)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	31.05	0.12	(f)(g)	2.39	2.51	(0.10)	(0.23)	(0.33)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.02, $(0.05) and $0.07 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.14%, (0.34)% and 0.45% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.13	7.91%	$10,184	1.24%	0.42	%(g)	1.44%	21%
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88
22.95	6.77	1,394	1.24	0.30		1.44	56

32.84	7.64	2,118	1.74	(0.06	)(g)	1.94	21
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88
22.93	6.40	65	1.74	(0.23)		1.92	56

33.23	8.09	916,611	0.89	0.72	(g)	1.19	21
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88
22.97	21.72	463,478	0.89	0.55		1.17	56
18.97	(28.02)	195,785	0.90	0.94		1.20	107
28.63	(8.19)	189,589	0.91	0.32		1.12	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$19.52	$(0.01	)(f)(g)	$1.40	$1.39	$(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(h)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—
Year Ended June 30, 2010	13.68	(0.09	)(f)	2.76	2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(f)	(6.33)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(f)	(0.45)	(0.62)	(3.81)

Class B
Six Months Ended December 31, 2012 (Unaudited)	14.76	(0.05	)(f)(g)	1.05	1.00	(0.99)
Year Ended June 30, 2012	18.29	(0.12	)(f)(h)	(1.40)	(1.52)	(2.01)
Year Ended June 30, 2011	12.90	(0.16	)(f)	5.55	5.39	—
Year Ended June 30, 2010	10.85	(0.14	)(f)	2.19	2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(f)	(5.09)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)	(0.62)	(3.81)

Class C
Six Months Ended December 31, 2012 (Unaudited)	17.17	(0.05	)(f)(g)	1.22	1.17	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(h)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—
Year Ended June 30, 2010	12.39	(0.16	)(f)	2.50	2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(f)	(5.78)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)	(0.70)	(3.81)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	20.83	(0.03	)(f)(g)	1.49	1.46	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(h)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—
Year Ended June 30, 2010	14.56	(0.12	)(f)	2.94	2.82	—
June 19, 2009 (i) through June 30, 2009	14.56	—	(f)(j)	— (j)	— (j)	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	21.18	0.04	(f)(g)	1.52	1.56	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.04	(f)(h)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	21.19	0.05	(f)(g)	1.51	1.56	(0.99)
November 1, 2011 (i) through June 30, 2012	21.75	0.08	(f)(h)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	21.15	0.02	(f)(g)	1.52	1.54	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(h)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—
Year Ended June 30, 2010	14.57	(0.04	)(f)	2.94	2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(f)	(6.70)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)	(0.61)	(3.81)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.92	7.18%	$533,328	1.23%	(0.10	)%(g)	1.39%	34%
19.52	(6.61)	538,323	1.24	(0.23	)(h)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79
16.35	19.52	560,054	1.24	(0.53)		1.42	82
13.68	(30.97)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22)	384,225	1.24	(0.75)		1.39	95

14.77	6.86	8,410	1.73	(0.62	)(g)	1.89	34
14.76	(7.08)	9,948	1.75	(0.77	)(h)	1.88	70
18.29	41.78	18,648	1.77	(0.97)		1.86	79
12.90	18.89	20,893	1.77	(1.07)		1.92	82
10.85	(31.35)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90)	69,186	1.88	(1.38)		1.89	95

17.35	6.89	20,767	1.73	(0.60	)(g)	1.89	34
17.17	(7.06)	22,190	1.75	(0.75	)(h)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79
14.73	18.89	23,389	1.77	(1.06)		1.92	82
12.39	(31.38)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85)	27,785	1.88	(1.38)		1.89	95

21.30	7.07	247	1.39	(0.26	)(g)	1.64	34
20.83	(6.72)	230	1.40	(0.35	)(h)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79
17.38	19.37	63	1.40	(0.69)		1.67	82
14.56	0.00	83	1.22	(0.31)		1.94	96

21.75	7.43	15,286	0.79	0.35	(g)	0.94	34
21.18	7.71	14,837	0.78	0.31	(h)	0.92	70

21.76	7.42	19,065	0.74	0.45	(g)	0.89	34
21.19	7.76	13,982	0.73	0.58	(h)	0.87	70

21.70	7.34	788,597	0.92	0.21	(g)	1.14	34
21.15	(6.31)	827,306	0.93	0.09	(h)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79
17.47	19.90	685,843	0.93	(0.22)		1.17	82
14.57	(30.74)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02)	539,292	0.99	(0.49)		1.13	95

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.04), $(0.07), $(0.08), $(0.06), $0.01, $0.02 and $(0.01) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.36)%, (0.88)%, (0.87)%, (0.52)%, 0.09%, 0.19% and (0.05)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.09), $(0.15), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.46)%, (0.99)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

.	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$25.80	$0.12	(f)(g)	$2.14	$2.26	$(0.29)	$(0.22)	$(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)
Year Ended June 30, 2010	15.24	0.19	(f)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(f)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)

Class B
Six Months Ended December 31, 2012 (Unaudited)	25.16	0.03	(f)(g)	2.10	2.13	—	(0.22)	(0.22)
Year Ended June 30, 2012	24.10	0.07	(f)	0.99	1.06	—	—	—
Year Ended June 30, 2011	18.38	0.07	(f)	5.69	5.76	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(f)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(f)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)

Class C
Six Months Ended December 31, 2012 (Unaudited)	25.14	0.05	(f)(g)	2.08	2.13	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(f)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(f)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	25.18	0.10	(f)(g)	2.07	2.17	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(f)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(f)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	26.24	0.19	(f)(g)	2.19	2.38	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(f)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(f)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	26.01	0.16	(f)(g)	2.16	2.32	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(f)	3.49	3.73	— (i)	—	— (i)
Year Ended June 30, 2009	22.14	0.34	(f)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.55	8.75%	$2,462,934	1.23%	0.90	%(g)	1.38%	13%
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41
18.91	24.08	1,705,572	1.23	1.04		1.40	34
15.24	(25.49)	1,600,044	1.25	1.71		1.42	47
21.91	(13.70)	2,661,377	1.25	0.66		1.42	31

27.07	8.47	36,202	1.74	0.26	(g)	1.88	13
25.16	4.40	57,100	1.75	0.30		1.91	30
24.10	31.33	90,427	1.74	0.30		1.89	41
18.38	23.44	96,966	1.74	0.53		1.90	34
14.89	(25.89)	108,114	1.75	1.21		1.92	47
21.39	(14.14)	163,091	1.75	0.15		1.92	31

26.89	8.49	427,944	1.74	0.37	(g)	1.88	13
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41
18.44	23.43	309,513	1.74	0.53		1.90	34
14.94	(25.88)	299,956	1.75	1.20		1.92	47
21.45	(14.11)	523,722	1.75	0.14		1.92	31

26.83	8.60	33,345	1.49	0.76	(g)	1.63	13
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41
18.63	23.71	1,441	1.49	0.77		1.65	34
15.06	(0.24)	294	1.50	2.12		1.69	47

27.99	9.04	4,599,177	0.74	1.39	(g)	0.98	13
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41
19.22	24.68	1,913,930	0.74	1.52		1.00	34
15.43	(25.15)	1,424,004	0.75	2.26		1.02	47
22.31	(13.25)	1,777,057	0.75	1.16		1.02	31

27.76	8.91	2,268,061	0.98	1.14	(g)	1.13	13
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41
19.07	24.35	1,061,308	0.98	1.29		1.15	34
15.34	(25.31)	766,965	1.00	2.05		1.18	47
22.14	(13.46)	721,777	1.00	0.90		1.16	31

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.08, $(0.01), $0.01, $0.06, $0.15 and $0.12 for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.61%, (0.03)%, 0.09%, 0.48%, 1.10% and 0.86% for Class A, Class B, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.69	$(0.05	)(h)	$(0.10)	$(0.15)	$—	$—	$—
Year Ended June 30, 2012	9.81	(0.14	)(h)	0.02	(0.12)	—	—	—
Year Ended June 30, 2011	9.71	(0.16	)(h)	0.26	0.10	—	—	—
Year Ended June 30, 2010	10.21	(0.17	)(h)	(0.33)	(0.50)	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(h)	0.06	(0.02)	—	—	—
Year Ended June 30, 2008	11.24	0.28	(h)	(0.74)	(0.46)	(0.54)	(0.01)	(0.55)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.29	(0.08	)(h)	(0.10)	(0.18)	—	—	—
Year Ended June 30, 2012	9.47	(0.20	)(h)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.44	(0.23	)(h)	0.26	0.03	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(h)	(0.34)	(0.57)	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(h)	0.06	(0.09)	—	—	—
Year Ended June 30, 2008	11.07	0.17	(h)	(0.70)	(0.53)	(0.43)	(0.01)	(0.44)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.30	(0.08	)(h)	(0.10)	(0.18)	—	—	—
Year Ended June 30, 2012	9.48	(0.20	)(h)	0.02	(0.18)	—	—	—
Year Ended June 30, 2011	9.46	(0.23	)(h)	0.25	0.02	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(h)	(0.33)	(0.56)	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(h)	0.05	(0.10)	—	—	—
Year Ended June 30, 2008	11.07	0.19	(h)	(0.71)	(0.52)	(0.42)	(0.01)	(0.43)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.82	(0.04	)(h)	(0.10)	(0.14)	—	—	—
Year Ended June 30, 2012	9.91	(0.12	)(h)	0.03	(0.09)	—	—	—
Year Ended June 30, 2011	9.79	(0.14	)(h)	0.26	0.12	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(h)	(0.34)	(0.48)	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(h)	0.05	— (i)	—	—	—
Year Ended June 30, 2008	11.31	0.30	(h)	(0.73)	(0.43)	(0.60)	(0.01)	(0.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.90% for the six months ended December 31, 2012, 1.48% and 1.94% for the year ended June 30, 2012, 1.49% and 1.95% for 2011, 1.49% and 1.94% for 2010, 1.50% and 1.95% for 2009 and 1.51% and 1.93% for 2008; for Class B are 2.22% and 2.39 for the six months ended December 31, 2012, 2.23% and 2.45% for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Class C are 2.22% and 2.39% for the six months ended December 31, 2012, 2.23% and 2.44% for the year ended June 30, 2012, 2.24% and 2.45% for 2011, 2.24% and 2.44% for 2010, 2.25% and 2.45% for 2009 and 2.26% and 2.43% for 2008; for Select Class are 1.23% and 1.65% for the six months ended December 31, 2012, 1.23% and 1.69% for the year ended June 30, 2012, 1.24% and 1.70% for 2011, 1.24% and 1.69% for 2010, 1.25% and 1.70% for 2009 and 1.25% and 1.67% for 2008, respectively.
(f)	Commencing on June 30, 2009, the Fund will present portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund's portfolio turnover calculation excluded short sales.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)(f)(g)	Portfolio turnover rate (including short sales) (b)(f)(g)

$9.54	(1.55)%	$19,603	3.30%	(1.00)%	3.72%	51%	119%
9.69	(1.22)	19,759	2.86	(1.42)	3.32	151	316
9.81	1.03	29,216	2.92	(1.65)	3.38	145	339
9.71	(4.90)	94,549	2.94	(1.65)	3.39	146	348
10.21	(0.20)	67,884	2.84	(0.79)	3.29	175	350
10.23	(4.00)	77,838	2.52	2.62	2.94	116	—

9.11	(1.94)	978	3.98	(1.76)	4.15	51	119
9.29	(1.90)	1,401	3.61	(2.18)	3.83	151	316
9.47	0.32	3,484	3.67	(2.47)	3.88	145	339
9.44	(5.69)	7,849	3.69	(2.39)	3.89	146	348
10.01	(0.89)	12,766	3.59	(1.55)	3.79	175	350
10.10	(4.77)	16,402	3.28	1.66	3.45	116	—

9.12	(1.94)	12,166	4.01	(1.75)	4.18	51	119
9.30	(1.90)	15,677	3.61	(2.17)	3.82	151	316
9.48	0.21	22,094	3.67	(2.46)	3.88	145	339
9.46	(5.59)	39,610	3.70	(2.39)	3.89	146	348
10.02	(0.99)	61,467	3.59	(1.54)	3.79	175	350
10.12	(4.71)	90,603	3.28	1.79	3.45	116	—

9.68	(1.43)	457,431	3.05	(0.77)	3.47	51	119
9.82	(0.91)	476,803	2.61	(1.17)	3.07	151	316
9.91	1.23	491,653	2.67	(1.39)	3.13	145	339
9.79	(4.67)	433,539	2.70	(1.39)	3.15	146	348
10.27	0.00	528,478	2.59	(0.45)	3.04	175	350
10.27	(3.73)	933,631	2.27	2.79	2.69	116	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$19.96	$0.15	(f)(g)	$1.42	$1.57	$(0.20)	$(0.09)	$(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.01	0.23	(f)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(f)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)

Class C
Six Months Ended December 31, 2012 (Unaudited)	19.91	0.08	(f)(g)	1.43	1.51	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(f)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(f)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	19.99	0.19	(f)(g)	1.43	1.62	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(f)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(f)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	20.00	0.17	(f)(g)	1.42	1.59	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(f)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(f)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.13, $0.06, $0.17 and $0.15 for Class A, Class C, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.19%, 0.57%, 1.63% and 1.38% for Class A, Class C, Institutional Class and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$21.24	7.83%	$498,879	1.24%	1.38	%(g)	1.33%	12%
19.96	5.83	206,816	1.25	1.34		1.41	49
19.07	26.45	232,103	1.24	1.28		1.34	33
15.22	28.35	150,081	1.24	1.52		1.38	45
12.01	(24.82)	112,739	1.25	2.45		1.50	70
16.38	(14.42)	152,696	1.25	1.87		1.43	103

21.27	7.56	134,498	1.74	0.75	(g)	1.84	12
19.91	5.32	117,937	1.75	0.84		1.91	49
19.01	25.82	131,743	1.74	0.78		1.84	33
15.17	27.72	108,165	1.74	1.01		1.88	45
11.97	(25.19)	97,723	1.75	1.86		1.99	70
16.25	(14.86)	182,093	1.75	1.36		1.93	103

21.27	8.09	735,751	0.74	1.82	(g)	0.94	12
19.99	6.36	384,525	0.75	1.86		1.01	49
19.11	27.06	284,433	0.74	1.79		0.94	33
15.24	29.03	156,531	0.74	2.04		0.98	45
12.01	(24.41)	70,825	0.75	3.11		1.15	70
16.40	(13.97)	19,872	0.75	2.37		1.03	103

21.28	7.94	732,113	0.99	1.56	(g)	1.09	12
20.00	6.09	422,861	1.00	1.62		1.16	49
19.12	26.75	270,562	0.99	1.53		1.09	33
15.27	28.70	71,209	0.99	1.77		1.13	45
12.04	(24.62)	51,000	1.00	2.75		1.25	70
16.44	(14.19)	49,262	1.00	2.18		1.18	103

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMMFIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R5 Shares and Class R6 Shares commenced operations on November 1, 2011 for the Mid Cap Growth Fund.

The investment objective of Growth Advantage Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Core Fund is to seek long-term capital appreciation.

The investment objective of Mid Cap Equity Fund is to seek long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital and secondarily, current income by investing primarily in equity securities.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,476,892	$—	$—	$1,476,892

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$760,859	$—	$—	$760,859

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$927,944	$—	$—	$927,944

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,379,919	$—	$—	$1,379,919

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,926,940	$—	$—	$9,926,940

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$496,577	$—	$—	$496,577

Total Liabilities (a)	$(434,080)	$—	$—	$(434,080)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$2,075,479	$20,413	$—	$2,095,892

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on securities sold short on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

As of December 31, 2012, the Fund had outstanding short sales as listed on its SOI.

C. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Mid Cap Equity Fund	$1
Mid Cap Growth Fund	2
Mid Cap Value Fund	2

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Mid Cap Equity Fund	$1,043	$1,056	*	$1,056
Mid Cap Value Fund	3,616	3,656	*	3,656

*	Subsequent to December 31, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Mid Cap Equity Fund	$—	(a)
Mid Cap Growth Fund	1
Mid Cap Value Fund	2

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Foreign Currency Translation — The books and records of the Multi-Cap Market Neutral Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchases of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$27		$1
Mid Cap Core Fund	—	(a)	—
Mid Cap Equity Fund	3		—	(a)
Mid Cap Growth Fund	5		2
Mid Cap Value Fund	113		7
Multi-Cap Market Neutral Fund	1		—	(a)
Value Advantage Fund	31		1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	0.75%	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.75	1.00

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration		Shareholder Servicing	Total
Growth Advantage Fund	$—		$—		$44	$44
Mid Cap Core Fund	—		57		—	57
Mid Cap Equity Fund	—		190		1,100	1,290
Mid Cap Growth Fund	473		619		249	1,341
Mid Cap Value Fund	2,043		3,833		2,276	8,152
Multi-Cap Market Neutral Fund	—	(a)	—	(a)	353	353
Value Advantage Fund	57		625		288	970

	Voluntary Waivers
	Investment Advisory		Administration		Shareholder Servicing	Total
Mid Cap Growth Fund	$—	(a)	—		—	—	(a)
Multi-Cap Market Neutral Fund	152		215		253	620

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$44
Mid Cap Core Fund	26
Mid Cap Equity Fund	28
Mid Cap Growth Fund	23
Mid Cap Value Fund	348
Multi-Cap Market Neutral Fund	52
Value Advantage Fund	66

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012 the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with brokers-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$774,743	$661,377	$—	$—
Mid Cap Core Fund	469,088	93,962	—	—
Mid Cap Equity Fund	217,886	176,325	—	—
Mid Cap Growth Fund	471,605	584,880	—	—
Mid Cap Value Fund	2,305,189	1,062,031	—	—
Multi-Cap Market Neutral Fund	226,148	292,083	239,512	299,698
Value Advantage Fund	968,786	178,351	—	—

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$1,197,964	$296,567	$17,639	$278,928
Mid Cap Core Fund	720,972	54,397	14,510	39,887
Mid Cap Equity Fund	754,714	183,083	9,853	173,230
Mid Cap Growth Fund	1,100,205	310,336	30,622	279,714
Mid Cap Value Fund	7,826,167	2,194,744	93,971	2,100,773
Multi-Cap Market Neutral Fund	449,153	58,876	11,452	47,424
Value Advantage Fund	1,871,079	239,761	14,948	224,813

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Mid Cap Core Fund	$636	$—

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$8,833	$117,351	$126,184	*
Multi-Cap Market Neutral Fund	65,985	—	—	65,985
Value Advantage Fund	—	—	13,485	13,485

*	Amount includes capital loss carryforwards from business combinations, which may be limited in future years.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund and Mid Cap Core Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	32.8%
Mid Cap Core Fund	n/a	34.9
Multi-Cap Market Neutral Fund	90.2%	n/a
Value Advantage Fund	n/a	23.9

Additionally, Mid Cap Equity Fund and Mid Cap Growth Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

As of December 31, 2012, the Multi-Cap Market Neutral Fund pledged substantially all of its assets to Credit Suisse Group for securities sold short, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,046.50	$6.40	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,043.70	8.96	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,043.60	8.96	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R5
Actual	1,000.00	1,049.50	4.29	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Select Class
Actual	1,000.00	1,047.50	5.32	1.03
Hypothetical	1,000.00	1,020.01	5.24	1.03

Mid Cap Core Fund
Class A
Actual	1,000.00	1,059.70	6.44	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,056.80	9.02	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,058.20	7.73	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,062.20	4.11	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R6
Actual	$1,000.00	$1,062.10	$3.85	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,061.50	5.14	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,079.10	6.50	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,076.40	9.11	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Select Class
Actual	1,000.00	1,080.90	4.67	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,071.80	6.42	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,068.60	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class C
Actual	1,000.00	1,068.90	9.02	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class R2
Actual	1,000.00	1,070.70	7.25	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,074.30	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,074.20	3.87	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,073.40	4.81	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,087.50	6.47	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,084.70	9.14	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class C
Actual	1,000.00	1,084.90	9.14	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,086.00	7.83	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Institutional Class
Actual	$1,000.00	$1,090.40	$3.90	0.74%
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,089.10	5.16	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	984.50	16.51	3.30
Hypothetical	1,000.00	1,008.57	16.71	3.30
Class B
Actual	1,000.00	980.60	19.87	3.98
Hypothetical	1,000.00	1,005.14	20.12	3.98
Class C
Actual	1,000.00	980.60	20.02	4.01
Hypothetical	1,000.00	1,004.99	20.27	4.01
Select Class
Actual	1,000.00	985.70	15.27	3.05
Hypothetical	1,000.00	1,009.83	15.45	3.05

Value Advantage Fund
Class A
Actual	1,000.00	1,078.30	6.50	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,075.60	9.10	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual	1,000.00	1,080.90	3.88	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Select Class
Actual	1,000.00	1,079.40	5.19	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them,

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Mid Cap Growth Fund and Mid Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Core Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the second, third, and second quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Core Fund’s performance was in the first quintile for both Class A shares and Select Class shares for the one-year period ended December 31, 2011. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third quintile for Class A shares for the one-year period ended December 31, 2011, and in the third, first and first quintiles for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first, second and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, fourth and fifth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the money market and alternative products subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Value Advantage Fund’s performance was in the second, first and first quintiles for Class A shares and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2012

advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Core Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and actual total expenses for both Class A and Select Class shares were in the second quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2013. All rights reserved. December 2012.

SAN-MC-1212

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2012 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. treasury yields remain low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended
December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International stocks outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the
ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment implications for the U.S. debt and deficit negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

DECEMBER 31, 2012

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally, but U.S.
stocks across most market capitalizations and investment styles finished the reporting period with gains. The S&P 500 Index returned 5.95% for the six months ended December 31, 2012. U.S. large-cap value stocks outperformed U.S. large-cap growth stocks.

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2012

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

6.70%

S&P 500 Index

5.95%

Net Assets as of 12/31/2012 (In Thousands)

$1,292,652

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended
December 31, 2012. The Fund’s stock selection in the consumer cyclical and banks and brokers sectors was the main contributor to relative performance. The Fund’s stock selection in the industrial cyclical and basic materials sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the
Benchmark in Bank of America Corp., Fluor Corp. and PulteGroup, Inc. Shares of Bank of America Corp. benefited as investors reacted positively to the company’s ability to absorb mortgage-related losses.

Shares of Fluor Corp., which provides engineering, procurement, construction and maintenance services, benefited after the company increased its outlook for fiscal 2012 earnings. Shares of homebuilder PulteGroup, Inc. benefited as the U.S. housing market showed signs of recovery.

Individual detractors from relative performance
included the Fund’s overweight positions versus the Benchmark in Norfolk Southern Corp., CSX Corp. and Wells Fargo & Co. Norfolk Southern Corp. and CSX Corp. are railroad operators. The stocks declined as each company’s earnings were hurt by soft coal demand. Financial services company Wells Fargo & Co. reported better-than-expected earnings, but the profitability of its mortgage business disappointed investors, which caused the stock to decline.

HOW WAS THE FUND POSITIONED?

The Fund’s
portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

DECEMBER 31, 2012

J.P. MORGAN LARGE CAP FUNDS

3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX
MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

4.5
%

2.

Wells Fargo & Co.

2.1

3.

Merck & Co., Inc.

2.1

4.

Google, Inc., Class A

2.0

5.

United Technologies Corp.

1.9

6.

Bank of America Corp.

1.9

7.

Microsoft Corp.

1.8

8.

Chevron Corp.

1.7

9.

Citigroup, Inc.

1.5

10.

Pfizer, Inc.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

19.2
%

Financials

14.5

Consumer Discretionary

13.5

Health Care

11.8

Industrials

11.1

Energy

10.7

Consumer Staples

9.1

Materials

3.2

Utilities

3.1

Telecommunication Services

1.6

U.S Treasury Obligation

0.2

Short-Term Investment

2.0

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

4

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2012

  AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31,
2012

INCEPTION DATE OF CLASS

6 MONTH*

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

9/28/01

Without Sales Charge

6.50
%

16.70
%

2.21
%

7.09
%

With Sales Charge**

0.88

10.54

1.11

6.52

CLASS R6 SHARES

3/24/03

6.75

17.30

2.74

7.66

INSTITUTIONAL CLASS SHARES

1/3/97

6.70

17.20

2.64

7.56

SELECT CLASS SHARES

9/10/01

6.58

16.96

2.47

7.39

*

Not annualized.

**

Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R6
Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class
Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity
Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.
The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect
the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset
values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.98%
Russell 1000 Growth Index	4.71%

Net Assets as of 12/31/2012 (In Thousands)	$39,104

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy sector and underweight versus the Benchmark in the consumer staples sector were the main contributors to relative performance. The Fund’s stock selection and underweight versus the Benchmark in the consumer discretionary sector and stock selection in the health care sector detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in ARM Holdings plc, Cameron International Corp. and Kansas City Southern. Shares of ARM Holdings plc, which designs microprocessors and related technology and software, benefited from the company’s better-than-expected third-quarter sales. Shares of Cameron International Corp., a manufacturer of oil and gas pressure control and separation equipment, benefited from the company’s earnings growth during the reporting period. Shares of railroad operator Kansas City Southern gained due to improving trends for freight volume.

Individual detractors from relative performance included the Fund’s positions in Citrix Systems, Inc., Teradata Corp. and Express Scripts Holding Co. Shares of Citrix Systems, Inc. declined after the software and programming company lowered its expectations for its fiscal 2012 net revenue. Shares of Teradata Corp., which provides data warehousing and analytics software and services, declined after the company lowered its expectations for its fourth-quarter earnings. Shares of Express Scripts Holding Co. declined after the pharmacy benefit manager provided a disappointing outlook for its 2013 earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the health care sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.1%
2.	Biogen Idec, Inc.	7.0
3.	Kansas City Southern	5.3
4.	MasterCard, Inc., Class A	4.7
5.	Cameron International Corp.	4.6
6.	Monsanto Co.	4.6
7.	priceline.com, Inc.	4.2
8.	Google, Inc., Class A	4.1
9.	ARM Holdings plc, (United Kingdom), ADR	3.9
10.	Whole Foods Market, Inc.	3.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.5%
Health Care	19.0
Consumer Discretionary	18.2
Industrials	8.3
Energy	4.6
Materials	4.6
Consumer Staples	3.8
Financials	3.8
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		4.85%	18.24%	1.95%	2.09%
With Sales Charge**		(0.66)	12.04	0.85	1.02
CLASS C SHARES	11/30/07
Without CDSC		4.57	17.67	1.44	1.59
With CDSC***		3.57	16.67	1.44	1.59
CLASS R5 SHARES	11/30/07	5.06	18.75	2.41	2.55
SELECT CLASS SHARES	11/30/07	4.98	18.47	2.20	2.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the Fund’s inception through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.47%
Russell 1000 Value Index	8.13%

Net Assets as of 12/31/2012 (In Thousands)	$2,885,748

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financials and consumer staples sectors was the main detractor from relative performance. The Fund’s stock selection in the utilities and health care sectors contributed to relative performance.

Individual detractors from the Fund’s relative performance included the Fund’s underweight positions in financials companies Bank of America Corp. and Citigroup Inc., as the stocks outperformed their sector peers. Shares of Bank of America Corp. benefited as investors reacted positively to the company’s ability to absorb mortgage-related losses. Shares of Citigroup, Inc. benefited as investors reacted positively to the company’s restructuring plan. The Fund’s overweight position versus the Benchmark in Microsoft Corp. also detracted from relative performance. The stock declined after the software company reported disappointing third-quarter results.

Individual contributors to relative performance included the Fund’s positions in PPG Industries, Inc., BlackRock, Inc. and Limited Brands, Inc. Shares of PPG Industries, Inc. benefited from investors’ positive reaction to the chemical manufacturing company’s announced acquisition of AkzoNobel North American’s architectural coating business. Shares of BlackRock, Inc. benefited from the investment service company’s strong earnings. Shares of retailer Limited Brands, Inc. benefited after the company raised its expectations for second-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.9%
2.	Pfizer, Inc.	3.2
3.	Merck & Co., Inc.	3.1
4.	Verizon Communications, Inc.	2.5
5.	ConocoPhillips	2.2
6.	Exxon Mobil Corp.	2.1
7.	Apple, Inc.	1.9
8.	T. Rowe Price Group, Inc.	1.8
9.	Home Depot, Inc. (The)	1.7
10.	Limited Brands, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.3%
Consumer Discretionary	16.7
Energy	11.2
Health Care	10.5
Information Technology	10.1
Industrials	7.3
Consumer Staples	6.4
Utilities	5.8
Telecommunication Services	4.2
Materials	2.9
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		5.32%	13.13%	3.41%	7.62%
With Sales Charge**		(0.25)	7.22	2.30	7.03
CLASS B SHARES	1/14/94
Without CDSC		5.00	12.58	2.88	7.12
With CDSC***		0.00	7.58	2.52	7.12
CLASS C SHARES	11/4/97
Without CDSC		5.05	12.56	2.85	7.01
With CDSC****		4.05	11.56	2.85	7.01
CLASS R2 SHARES	2/28/11	5.12	12.78	3.24	7.48
CLASS R5 SHARES	2/28/11	5.57	13.65	3.78	7.96
CLASS R6 SHARES	1/31/12	5.60	13.70	3.78	7.97
SELECT CLASS SHARES	7/2/87	5.47	13.44	3.70	7.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	7.98%
S&P 500/Citigroup Value Index	8.04%

Net Assets as of 12/31/2012 (In Thousands)	$331,054

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the S&P 500/Citigroup Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the energy and consumer discretionary sectors was the main detractor from relative performance. The Fund’s stock selection and underweight versus the Benchmark in the utilities sector and stock selection and overweight versus the Benchmark in the financials sector contributed to relative performance.

The Fund’s overweight position versus the Benchmark in Apple, Inc. was a large detractor from relative performance. The stock declined after its outlook for its first-quarter revenue disappointed investors. The Fund’s underweight positions versus the Benchmark in Ford Motor Co. and Berkshire Hathaway Inc. also detracted from the Fund’s relative performance as these stocks outperformed their sector peers.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Lincare Holdings Inc., Hartford Financial Services Group, Inc. and DISH Network Corp. Lincare Holdings Inc. provides medical equipment and supplies. The stock rose after the company was acquired by Linde AG. Shares of Hartford Financial Services Group, Inc., an insurance and financial services company, increased as investors reacted positively to the company’s announced sale of its retirement plans business to Mass Mutual. Shares of DISH Network Corp., a satellite television provider, gained after the company reached settlements in several of its outstanding contract disputes.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Exxon Mobil Corp.	3.0
3.	Citigroup, Inc.	2.7
4.	T. Rowe Price Group, Inc.	2.2
5.	Bank of America Corp.	2.1
6.	General Electric Co.	2.0
7.	Home Depot, Inc. (The)	1.9
8.	ConocoPhillips	1.9
9.	Verizon Communications, Inc.	1.9
10.	Microsoft Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.1%
Consumer Discretionary	16.9
Energy	12.4
Health Care	9.9
Information Technology	7.7
Industrials	7.6
Consumer Staples	5.1
Telecommunication Services	2.9
Utilities	2.5
Materials	1.9
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		7.98%	19.53%	1.17%	6.49%
With Sales Charge**		2.31	13.26	0.08	5.92
CLASS B SHARES	11/4/93
Without CDSC		7.72	18.96	0.66	6.07
With CDSC***		2.72	13.96	0.27	6.07
CLASS C SHARES	1/2/98
Without CDSC		7.70	18.93	0.66	5.96
With CDSC****		6.70	17.93	0.66	5.96
SELECT CLASS SHARES	1/25/96	8.15	19.86	1.48	6.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.90%
Russell 1000 Growth Index	4.71%

Net Assets as of 12/31/2012 (In Thousands)	$9,909,775

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the consumer discretionary and health care sectors was the main detractor from relative performance. The Fund’s stock selection in the technology and financial services sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Monster Beverage Corp., Dollar Tree, Inc. and Teradata Corp. Shares of Monster Beverage Corp., which sells and distributes alternative beverages, declined on news that the U.S. Food and Drug Administration was investigating the company. Shares of retailer Dollar Tree, Inc. declined following the company’s disappointing third-quarter sales. Shares of Teradata Corp., which provides data warehousing and analytics software and services, declined after the company lowered its expectations for its fourth-quarter earnings.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in Regeneron Pharmaceuticals, Inc., Rackspace Hosting, Inc. and MasterCard, Inc. Regeneron Pharmaceuticals, Inc. is a biotechnology company and Rackspace Hosting, Inc. provides cloud computing services. The stocks of both companies benefited from each company’s strong earnings during the reporting period. Shares of MasterCard, Inc. also benefited from strong earnings, as the credit card company was bolstered by an increasing amount of cashless transactions.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the health care sector. The Fund’s largest underweight versus the Benchmark was in the producer durables sector.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.7%
2.	MasterCard, Inc., Class A	3.7
3.	Amazon.com, Inc.	3.2
4.	Biogen Idec, Inc.	3.1
5.	Google, Inc., Class A	2.8
6.	Home Depot, Inc. (The)	2.6
7.	Visa, Inc., Class A	2.6
8.	Sherwin-Williams Co. (The)	2.4
9.	Regeneron Pharmaceuticals, Inc.	2.2
10.	Union Pacific Corp.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.2%
Consumer Discretionary	18.9
Health Care	14.4
Consumer Staples	8.3
Materials	7.7
Industrials	6.1
Financials	3.6
Energy	3.3
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		1.78%	11.86%	2.65%	7.78%
With Sales Charge**		(3.56)	6.00	1.55	7.20
CLASS B SHARES	1/14/94
Without CDSC		1.55	11.33	2.11	7.26
With CDSC***		(3.45)	6.33	1.74	7.26
CLASS C SHARES	11/4/97
Without CDSC		1.51	11.31	2.12	7.16
With CDSC****		0.51	10.31	2.12	7.16
CLASS R2 SHARES	11/3/08	1.65	11.60	2.40	7.49
CLASS R5 SHARES	4/14/09	1.95	12.31	3.02	8.10
CLASS R6 SHARES	11/30/10	2.02	12.37	3.06	8.12
SELECT CLASS SHARES	2/28/92	1.90	12.11	2.88	8.02

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.61%
Russell 1000 Value Index	8.13%

Net Assets as of 12/31/2012 (In Thousands)	$592,413

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

Effective August 1, 2012, there was a portfolio management change for the Fund. There was no change to the Fund’s investment strategy or objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the financials sector and stock selection and overweight versus the Benchmark in the consumer discretionary sector were the main contributors to relative performance. The Fund’s stock selection in the health care and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in DISH Network Corp., Lear Corp. and Comcast Corp. Shares of DISH Network Corp., a satellite television provider, gained after the company reached settlements in several of its outstanding contract disputes. Shares of auto and truck parts manufacturer Lear Corp. benefited after the company raised its expectations for its fiscal 2012 revenue and declared a quarterly cash dividend. Shares of cable TV provider Comcast Corp. benefited from the strong performance of NBC Universal, in which it owns a controlling stake, and improving trends for subscriber losses.

The Fund’s overweight position versus the Benchmark in PG&E Corp. was a large individual detractor from relative performance. The stock declined after the utility company reported weaker-than-expected second quarter earnings as a result of mounting legal expenses. The Fund’s underweight positions in American Electric Power Co., Inc. and NRG Energy, Inc. also detracted from the Fund’s relative performance as the utilities stocks both outperformed their sector peers.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	4.7%
2.	Citigroup, Inc.	4.6
3.	UnitedHealth Group, Inc.	3.9
4.	Wells Fargo & Co.	3.7
5.	Exxon Mobil Corp.	3.6
6.	Merck & Co., Inc.	3.6
7.	Comcast Corp., Class A	2.7
8.	Everest Re Group Ltd., (Bermuda)	2.5
9.	Occidental Petroleum Corp.	2.3
10.	Bank of America Corp.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.5%
Energy	17.1
Health Care	15.4
Consumer Discretionary	10.9
Information Technology	10.7
Industrials	7.3
Consumer Staples	4.6
Utilities	3.1
Others (each less than 1.0%)	1.0
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		9.51%	16.26%	(0.03)%	6.18%
With Sales Charge**		3.77	10.13	(1.10)	5.61
CLASS B SHARES	1/14/94
Without CDSC		9.23	15.64	(0.58)	5.70
With CDSC***		4.23	10.64	(1.00)	5.70
CLASS C SHARES	3/22/99
Without CDSC		9.21	15.71	(0.58)	5.58
With CDSC****		8.21	14.71	(0.58)	5.58
CLASS R2 SHARES	11/3/08	9.37	16.01	(0.30)	5.90
CLASS R5 SHARES	5/15/06	9.67	16.59	0.36	6.56
CLASS R6 SHARES	11/30/10	9.69	16.64	0.38	6.57
SELECT CLASS SHARES	3/1/91	9.61	16.43	0.15	6.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	7.58%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$6,911,105

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the industrial cyclical and big banks and brokers sectors was the main contributor to relative performance. The Fund’s stock selection in the financial services and pharmaceuticals/medical technology sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in General Motors Co. and EOG Resources, Inc. Shares of vehicle manufacturer General Motors Corp. benefited from investors’ positive reaction to its management restructuring and cost-cutting initiatives, as well as healthy auto sales. EOG Resources, Inc. is an oil and gas operations company. The stock benefited after the company raised its oil and gas production outlook. The Fund’s underweight position versus the Benchmark in Intel Corp. also contributed to relative performance. The stock declined after the chipmaker lowered its expectations for its third-quarter revenue.

Individual detractors from relative performance included the Fund’s overweight positions versus the Benchmark in Occidental Petroleum Corp., CSX Corp. and Wells Fargo & Co. Shares of Occidental Petroleum Corp. declined on concerns about the oil company’s slowing net income growth. Shares of CSX Corp., a railroad operator, declined as the company’s earnings were hurt by soft coal demand. Financial services company Wells Fargo & Co. reported better-than-expected earnings, but the profitability of its mortgage business disappointed investors, which caused the stock to decline.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund was overweight versus the Benchmark in the auto and transportation and insurance sectors. The Fund was underweight versus the Benchmark in the real estate investment trusts (REITs) and industrial cyclical sectors.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.5%
2.	Wells Fargo & Co.	2.4
3.	Merck & Co., Inc.	2.2
4.	Google, Inc., Class A	2.2
5.	Time Warner, Inc.	2.1
6.	Microsoft Corp.	2.0
7.	United Technologies Corp.	1.8
8.	Bank of America Corp.	1.7
9.	Occidental Petroleum Corp.	1.6
10.	Cisco Systems, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.9%
Consumer Discretionary	16.3
Financials	15.2
Health Care	13.3
Energy	11.1
Industrials	9.6
Consumer Staples	7.1
Materials	2.9
Utilities	2.0
Telecommunication Services	1.2
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		7.45%	16.92%	2.50%	8.07%
With Sales Charge**		1.85	10.77	1.40	7.49
CLASS B SHARES	9/10/01
Without CDSC		7.21	16.48	2.00	7.58
With CDSC***		2.21	11.48	1.63	7.58
CLASS C SHARES	9/10/01
Without CDSC		7.07	16.30	1.99	7.47
With CDSC****		6.07	15.30	1.99	7.47
CLASS R2 SHARES	11/3/08	7.29	16.71	2.29	7.96
CLASS R5 SHARES	5/15/06	7.60	17.40	2.93	8.52
CLASS R6 SHARES	11/30/10	7.61	17.43	2.97	8.54
INSTITUTIONAL CLASS SHARES	9/17/93	7.58	17.35	2.88	8.48
SELECT CLASS SHARES	9/10/01	7.52	17.10	2.73	8.31

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 13.5%
	Auto Components — 1.0%
78	Delphi Automotive plc, (United Kingdom) (a)	2,983
295	Johnson Controls, Inc.	9,069

		12,052

	Automobiles — 0.5%
236	General Motors Co. (a)	6,790

	Hotels, Restaurants & Leisure — 0.3%
117	Royal Caribbean Cruises Ltd.	3,975

	Household Durables — 0.5%
54	Lennar Corp., Class A	2,088
25	Newell Rubbermaid, Inc.	552
177	PulteGroup, Inc. (a)	3,222

		5,862

	Internet & Catalog Retail — 1.0%
35	Amazon.com, Inc. (a)	8,674
65	Expedia, Inc.	4,013

		12,687

	Media — 4.7%
299	CBS Corp. (Non-Voting), Class B	11,370
200	Comcast Corp., Class A	7,469
65	DIRECTV (a)	3,246
9	DISH Network Corp., Class A	338
182	Time Warner Cable, Inc.	17,669
386	Time Warner, Inc.	18,447
49	Walt Disney Co. (The)	2,430

		60,969

	Multiline Retail — 1.7%
18	Kohl’s Corp.	782
104	Macy’s, Inc.	4,046
12	Nordstrom, Inc.	658
281	Target Corp.	16,642

		22,128

	Specialty Retail — 2.9%
16	AutoZone, Inc. (a)	5,622
205	Home Depot, Inc. (The)	12,667
192	Lowe’s Cos., Inc.	6,804
64	Ross Stores, Inc.	3,460
215	TJX Cos., Inc.	9,135

		37,688

	Textiles, Apparel & Luxury Goods — 0.9%
72	Coach, Inc.	4,014

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
52	V.F. Corp.	7,897

		11,911

	Total Consumer Discretionary	174,062

	Consumer Staples — 9.0%
	Beverages — 2.6%
345	Coca-Cola Co. (The)	12,513
106	Coca-Cola Enterprises, Inc.	3,373
62	Dr. Pepper Snapple Group, Inc.	2,728
220	PepsiCo, Inc.	15,034

		33,648

	Food & Staples Retailing — 1.1%
109	CVS Caremark Corp.	5,251
140	Wal-Mart Stores, Inc.	9,566

		14,817

	Food Products — 2.5%
239	Archer-Daniels-Midland Co.	6,543
220	General Mills, Inc.	8,901
642	Mondelez International, Inc., Class A	16,360

		31,804

	Household Products — 1.8%
9	Clorox Co. (The)	666
77	Energizer Holdings, Inc.	6,191
238	Procter & Gamble Co. (The)	16,149

		23,006

	Tobacco — 1.0%
159	Philip Morris International, Inc.	13,287

	Total Consumer Staples	116,562

	Energy — 10.7%
	Energy Equipment & Services — 3.0%
174	Baker Hughes, Inc.	7,123
21	Cameron International Corp. (a)	1,203
43	Ensco plc, (United Kingdom), Class A	2,519
373	Halliburton Co.	12,922
75	National Oilwell Varco, Inc.	5,120
24	Noble Corp., (Switzerland)	846
136	Schlumberger Ltd.	9,444

		39,177

	Oil, Gas & Consumable Fuels — 7.7%
48	Anadarko Petroleum Corp.	3,552
36	Apache Corp.	2,802
185	Cheniere Energy, Inc. (a)	3,469
199	Chevron Corp.	21,468

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
29	Concho Resources, Inc. (a)	2,344
117	ConocoPhillips	6,779
197	Denbury Resources, Inc. (a)	3,185
181	Energen Corp.	8,170
65	EOG Resources, Inc.	7,888
217	Exxon Mobil Corp.	18,772
91	Kinder Morgan, Inc.	3,197
98	Marathon Oil Corp.	3,008
58	Occidental Petroleum Corp.	4,415
49	Peabody Energy Corp.	1,304
58	QEP Resources, Inc.	1,762
24	Range Resources Corp.	1,533
80	Valero Energy Corp.	2,740
76	Williams Cos., Inc. (The)	2,498

		98,886

	Total Energy	138,063

	Financials — 14.4%
	Capital Markets — 2.0%
51	Goldman Sachs Group, Inc. (The)	6,445
201	Invesco Ltd.	5,235
277	Morgan Stanley	5,300
116	State Street Corp.	5,444
182	TD Ameritrade Holding Corp.	3,058

		25,482

	Commercial Banks — 2.4%
116	Comerica, Inc.	3,513
798	Wells Fargo & Co.	27,291

		30,804

	Consumer Finance — 1.0%
140	American Express Co.	8,030
96	Capital One Financial Corp.	5,533

		13,563

	Diversified Financial Services — 3.6%
2,055	Bank of America Corp.	23,833
482	Citigroup, Inc.	19,062
67	CME Group, Inc.	3,403

		46,298

	Insurance — 3.2%
79	ACE Ltd., (Switzerland)	6,322
196	American International Group, Inc. (a)	6,929
6	Assurant, Inc.	205
70	Axis Capital Holdings Ltd., (Bermuda)	2,425
52	Berkshire Hathaway, Inc., Class B (a)	4,628

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
6	Everest Re Group Ltd., (Bermuda)	660
351	Hartford Financial Services Group, Inc.	7,885
198	MetLife, Inc.	6,515
99	Prudential Financial, Inc.	5,270

		40,839

	Real Estate Investment Trusts (REITs) — 2.0%
74	Apartment Investment & Management Co., Class A	1,994
146	CBL & Associates Properties, Inc.	3,090
173	DiamondRock Hospitality Co.	1,558
46	Digital Realty Trust, Inc.	3,103
183	Duke Realty Corp.	2,538
19	Equity Lifestyle Properties, Inc.	1,306
78	Highwoods Properties, Inc.	2,609
153	Host Hotels & Resorts, Inc.	2,391
40	LaSalle Hotel Properties	1,021
59	Liberty Property Trust	2,103
46	Plum Creek Timber Co., Inc.	2,023
100	Weyerhaeuser Co.	2,791

		26,527

	Real Estate Management & Development — 0.2%
18	Howard Hughes Corp. (The) (a)	1,278
66	St. Joe Co. (The) (a)	1,521

		2,799

	Total Financials	186,312

	Health Care — 11.7%
	Biotechnology — 2.6%
108	Biogen Idec, Inc. (a)	15,840
146	Celgene Corp. (a)	11,475
45	Onyx Pharmaceuticals, Inc. (a)	3,429
73	Vertex Pharmaceuticals, Inc. (a)	3,066

		33,810

	Health Care Equipment & Supplies — 2.1%
152	Abbott Laboratories	9,962
32	Baxter International, Inc.	2,100
269	CareFusion Corp. (a)	7,674
126	Covidien plc, (Ireland)	7,262

		26,998

	Health Care Providers & Services — 2.1%
41	AmerisourceBergen Corp.	1,749
50	DaVita HealthCare Partners, Inc. (a)	5,493
168	Humana, Inc.	11,531
170	UnitedHealth Group, Inc.	9,231

		28,004

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.1%
7	Mettler-Toledo International, Inc. (a)	1,295

	Pharmaceuticals — 4.8%
59	Allergan, Inc.	5,366
70	Johnson & Johnson	4,886
660	Merck & Co., Inc.	27,014
6	Perrigo Co.	624
758	Pfizer, Inc.	19,023
74	Valeant Pharmaceuticals International, Inc., (Canada) (a)	4,411
49	Warner Chilcott plc, (Ireland), Class A	593

		61,917

	Total Health Care	152,024

	Industrials — 11.1%
	Aerospace & Defense — 2.3%
95	Honeywell International, Inc.	6,055
291	United Technologies Corp.	23,882

		29,937

	Air Freight & Logistics — 1.1%
39	FedEx Corp.	3,549
133	United Parcel Service, Inc., Class B	9,799

		13,348

	Airlines — 0.1%
148	Southwest Airlines Co.	1,518

	Building Products — 0.2%
171	Masco Corp.	2,850

	Commercial Services & Supplies — 0.3%
136	Tyco International Ltd., (Switzerland)	3,981

	Construction & Engineering — 1.4%
297	Fluor Corp.	17,437

	Electrical Equipment — 1.0%
251	Emerson Electric Co.	13,317

	Industrial Conglomerates — 1.1%
75	3M Co.	6,936
331	General Electric Co.	6,954

		13,890

	Machinery — 1.0%
178	PACCAR, Inc.	8,068
97	Pentair Ltd., (Switzerland)	4,774

		12,842

	Road & Rail — 2.0%
606	CSX Corp.	11,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
71	Norfolk Southern Corp.	4,370
77	Union Pacific Corp.	9,640

		25,969

	Trading Companies & Distributors — 0.6%
40	W.W. Grainger, Inc.	8,095

	Total Industrials	143,184

	Information Technology — 19.1%
	Communications Equipment — 2.2%
769	Cisco Systems, Inc.	15,106
12	Harris Corp.	597
209	QUALCOMM, Inc.	12,956

		28,659

	Computers & Peripherals — 5.0%
109	Apple, Inc.	58,212
350	Hewlett-Packard Co.	4,986
21	SanDisk Corp. (a)	932

		64,130

	Electronic Equipment, Instruments & Components — 0.1%
142	Corning, Inc.	1,791

	Internet Software & Services — 2.5%
108	eBay, Inc. (a)	5,521
36	Google, Inc., Class A (a)	25,388
13	LinkedIn Corp., Class A (a)	1,504

		32,413

	IT Services — 3.3%
137	Accenture plc, (Ireland), Class A	9,117
55	Cognizant Technology Solutions Corp., Class A (a)	4,058
72	Fidelity National Information Services, Inc.	2,517
61	International Business Machines Corp.	11,742
6	MasterCard, Inc., Class A	2,948
76	Visa, Inc., Class A	11,505

		41,887

	Semiconductors & Semiconductor Equipment — 2.0%
238	Altera Corp.	8,204
229	Broadcom Corp., Class A (a)	7,598
215	Freescale Semiconductor Ltd. (a)	2,367
104	Lam Research Corp. (a)	3,760
590	LSI Corp. (a)	4,179

		26,108

	Software — 4.0%
232	Adobe Systems, Inc. (a)	8,723

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
78	Citrix Systems, Inc. (a)	5,128
881	Microsoft Corp.	23,555
432	Oracle Corp.	14,406

		51,812

	Total Information Technology	246,800

	Materials — 3.2%
	Chemicals — 1.9%
113	Air Products & Chemicals, Inc.	9,472
12	CF Industries Holdings, Inc.	2,478
75	Dow Chemical Co. (The)	2,427
180	E.I. du Pont de Nemours & Co.	8,094
35	Georgia Gulf Corp.	1,445

		23,916

	Containers & Packaging — 0.4%
153	Crown Holdings, Inc. (a)	5,636
2	Rock-Tenn Co., Class A	105

		5,741

	Metals & Mining — 0.9%
279	Alcoa, Inc.	2,425
88	Freeport-McMoRan Copper & Gold, Inc.	3,023
18	Newmont Mining Corp.	850
58	Nucor Corp.	2,496
88	United States Steel Corp.	2,098
25	Walter Energy, Inc.	879

		11,771

	Total Materials	41,428

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
226	AT&T, Inc.	7,612
306	Verizon Communications, Inc.	13,228

		20,840

	Wireless Telecommunication Services — 0.0% (g)
43	MetroPCS Communications, Inc. (a)	422

	Total Telecommunication Services	21,262

	Utilities — 3.1%
	Electric Utilities — 1.9%
25	American Electric Power Co., Inc.	1,046
46	Edison International	2,065

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
135	Exelon Corp.	4,015
166	NextEra Energy, Inc.	11,501
337	NV Energy, Inc.	6,113

		24,740

	Gas Utilities — 0.2%
46	AGL Resources, Inc.	1,819
19	UGI Corp.	628

		2,447

	Independent Power Producers & Energy Traders — 0.1%
27	NRG Energy, Inc.	623

	Multi-Utilities — 0.9%
147	NiSource, Inc.	3,647
118	Sempra Energy	8,385

		12,032

	Total Utilities	39,842

	Total Common Stocks (Cost $1,090,658)	1,259,539

PRINCIPAL AMOUNT($)
Short-Term Investments— 2.2%
	U.S. Treasury Obligation — 0.2%
2,530	U.S. Treasury Bill, 0.178%, 05/30/13 (k) (n)	2,529

SHARES
	Investment Company — 2.0%
25,518	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m)	25,518

	Total Short-Term Investments (Cost $28,047)	28,047

	Total Investments — 99.6% (Cost $1,118,705)	1,287,586
	Other Assets in Excess of Liabilities — 0.4%	5,066

	NET ASSETS — 100.0%	$1,292,652

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
451	E-mini S&P 500	03/15/13	$32,023	$47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 18.3%
	Hotels, Restaurants & Leisure — 5.5%
21	Las Vegas Sands Corp.	947
23	Starbucks Corp.	1,220

		2,167

	Internet & Catalog Retail — 7.1%
5	Amazon.com, Inc. (a)	1,131
3	priceline.com, Inc. (a)	1,628

		2,759

	Specialty Retail — 3.2%
20	Home Depot, Inc. (The)	1,248

	Textiles, Apparel & Luxury Goods — 2.5%
19	Michael Kors Holdings Ltd., (Hong Kong) (a)	967

	Total Consumer Discretionary	7,141

	Consumer Staples — 3.8%
	Food & Staples Retailing — 3.8%
16	Whole Foods Market, Inc.	1,498

	Energy — 4.6%
	Energy Equipment & Services — 4.6%
32	Cameron International Corp. (a)	1,802

	Financials — 3.8%
	Consumer Finance — 3.8%
25	Capital One Financial Corp.	1,474

	Health Care — 19.0%
	Biotechnology — 13.6%
19	Biogen Idec, Inc. (a)	2,754
18	Gilead Sciences, Inc. (a)	1,313
7	Regeneron Pharmaceuticals, Inc. (a)	1,274

		5,341

	Health Care Providers & Services — 2.0%
14	Express Scripts Holding Co. (a)	775

	Pharmaceuticals — 3.4%
15	Allergan, Inc.	1,332

	Total Health Care	7,448

	Industrials — 8.3%
	Aerospace & Defense — 1.4%
4	TransDigm Group, Inc.	563

	Machinery — 1.5%
6	Cummins, Inc.	601

	Road & Rail — 5.4%
25	Kansas City Southern	2,089

	Total Industrials	3,253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 36.6%
	Computers & Peripherals — 10.6%
5	Apple, Inc.	2,774
54	EMC Corp. (a)	1,371

		4,145

	Internet Software & Services — 5.7%
2	Google, Inc., Class A (a)	1,607
5	LinkedIn Corp., Class A (a)	628

		2,235

	IT Services — 9.5%
6	Alliance Data Systems Corp. (a)	869
4	MasterCard, Inc., Class A	1,845
16	Teradata Corp. (a)	1,004

		3,718

	Semiconductors & Semiconductor Equipment — 3.9%
40	ARM Holdings plc, (United Kingdom), ADR	1,522

	Software — 6.9%
8	Citrix Systems, Inc. (a)	496
8	Salesforce.com, Inc. (a)	1,328
9	VMware, Inc., Class A (a)	854

		2,678

	Total Information Technology	14,298

	Materials — 4.6%
	Chemicals — 4.6%
19	Monsanto Co.	1,787

	Total Common Stocks (Cost $31,734)	38,701

Short-Term Investment — 1.1%
	Investment Company — 1.1%
448	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080%, (b) (l) (m) (Cost $448)	448

	Total Investments — 100.1% (Cost $32,182)	39,149
	Liabilities in Excess of Other Assets — (0.1)%	(45)

	NET ASSETS — 100.0%	$39,104

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 16.7%
	Distributors — 0.6%
269	Genuine Parts Co.	17,121

	Hotels, Restaurants & Leisure — 2.3%
720	Dunkin’ Brands Group, Inc.	23,884
162	McDonald’s Corp.	14,248
440	Yum! Brands, Inc.	29,234

		67,366

	Household Durables — 0.8%
375	Tupperware Brands Corp.	24,025

	Media — 4.3%
762	Cinemark Holdings, Inc.	19,807
530	McGraw-Hill Cos., Inc. (The)	28,974
316	Time Warner Cable, Inc.	30,715
903	Time Warner, Inc.	43,205

		122,701

	Multiline Retail — 0.7%
392	Nordstrom, Inc.	20,979

	Specialty Retail — 6.2%
814	Home Depot, Inc. (The)	50,343
1,039	Limited Brands, Inc.	48,897
355	Tiffany & Co.	20,359
621	TJX Cos., Inc.	26,341
720	Williams-Sonoma, Inc.	31,517

		177,457

	Textiles, Apparel & Luxury Goods — 1.8%
403	Coach, Inc.	22,365
189	V.F. Corp.	28,476

		50,841

	Total Consumer Discretionary	480,490

	Consumer Staples — 6.4%
	Beverages — 1.0%
824	Coca-Cola Co. (The)	29,863

	Food Products — 2.6%
394	Hershey Co. (The)	28,475
232	JM Smucker Co. (The)	20,019
999	Mondelez International, Inc., Class A	25,437

		73,931

	Household Products — 0.6%
260	Procter & Gamble Co. (The)	17,657

	Tobacco — 2.2%
297	Lorillard, Inc.	34,685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — Continued
351	Philip Morris International, Inc.	29,348

		64,033

	Total Consumer Staples	185,484

	Energy — 11.2%
	Oil, Gas & Consumable Fuels — 11.2%
441	Chevron Corp.	47,714
1,088	ConocoPhillips	63,072
711	Exxon Mobil Corp.	61,515
657	Kinder Morgan, Inc.	23,206
556	Marathon Petroleum Corp.	35,031
611	Occidental Petroleum Corp.	46,774
642	Spectra Energy Corp.	17,573
856	Williams Cos., Inc. (The)	28,028

	Total Energy	322,913

	Financials — 22.3%
	Capital Markets — 5.2%
392	Ameriprise Financial, Inc.	24,540
229	BlackRock, Inc.	47,322
479	Northern Trust Corp.	24,024
807	T. Rowe Price Group, Inc.	52,549

		148,435

	Commercial Banks — 8.1%
1,003	BB&T Corp.	29,198
414	Cullen/Frost Bankers, Inc.	22,492
443	M&T Bank Corp.	43,612
811	U.S. Bancorp	25,904
3,315	Wells Fargo & Co.	113,292

		234,498

	Diversified Financial Services — 1.5%
842	CME Group, Inc.	42,708

	Insurance — 6.9%
878	Arthur J. Gallagher & Co.	30,438
428	Cincinnati Financial Corp.	16,758
1,547	Hartford Financial Services Group, Inc.	34,723
857	Prudential Financial, Inc.	45,720
626	Travelers Cos., Inc. (The)	44,982
787	Validus Holdings Ltd., (Bermuda)	27,226

		199,847

	Real Estate Investment Trusts (REITs) — 0.6%
241	Alexandria Real Estate Equities, Inc.	16,704

	Total Financials	642,192

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care — 10.5%
	Health Care Equipment & Supplies — 2.9%
394	Abbott Laboratories	25,822
447	Baxter International, Inc.	29,825
345	Becton, Dickinson & Co.	26,951

		82,598

	Pharmaceuticals — 7.6%
548	Johnson & Johnson	38,400
2,170	Merck & Co., Inc.	88,832
3,704	Pfizer, Inc.	92,897

		220,129

	Total Health Care	302,727

	Industrials — 7.3%
	Aerospace & Defense — 1.8%
363	Honeywell International, Inc.	23,064
366	United Technologies Corp.	30,038

		53,102

	Air Freight & Logistics — 0.5%
191	United Parcel Service, Inc., Class B	14,053

	Commercial Services & Supplies — 1.0%
985	Republic Services, Inc.	28,884

	Electrical Equipment — 1.4%
736	Emerson Electric Co.	38,983

	Industrial Conglomerates — 1.0%
312	3M Co.	28,977

	Machinery — 1.6%
539	PACCAR, Inc.	24,357
268	Snap-on, Inc.	21,182

		45,539

	Total Industrials	209,538

	Information Technology — 10.0%
	Computers & Peripherals — 1.8%
101	Apple, Inc.	53,914

	Electronic Equipment, Instruments & Components — 0.6%
618	Molex, Inc.	16,883

	IT Services — 1.8%
416	Accenture plc, (Ireland), Class A	27,674
412	Automatic Data Processing, Inc.	23,515

		51,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.2%
885	Analog Devices, Inc.	37,222
645	KLA-Tencor Corp.	30,805
834	Linear Technology Corp.	28,605
673	Xilinx, Inc.	24,174

		120,806

	Software — 1.6%
1,746	Microsoft Corp.	46,668

	Total Information Technology	289,460

	Materials — 2.9%
	Chemicals — 2.9%
299	Air Products & Chemicals, Inc.	25,130
618	E.I. du Pont de Nemours & Co.	27,788
235	PPG Industries, Inc.	31,865

	Total Materials	84,783

	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 4.2%
1,018	AT&T, Inc.	34,307
412	CenturyLink, Inc.	16,121
1,645	Verizon Communications, Inc.	71,197

	Total Telecommunication Services	121,625

	Utilities — 5.7%
	Electric Utilities — 2.2%
385	NextEra Energy, Inc.	26,646
397	Northeast Utilities	15,497
620	NV Energy, Inc.	11,241
239	Southern Co. (The)	10,249

		63,633

	Gas Utilities — 0.4%
304	ONEOK, Inc.	12,993

	Multi-Utilities — 2.9%
860	CMS Energy Corp.	20,972
955	NiSource, Inc.	23,778
539	Sempra Energy	38,242

		82,992

	Water Utilities — 0.2%
148	American Water Works Co., Inc.	5,504

	Total Utilities	165,122

	Total Common Stocks (Cost $2,520,843)	2,804,334

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.6%
	Investment Company — 2.6%
74,425	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $74,425)	74,425

	Total Investments — 99.8% (Cost $2,595,268)	2,878,759
	Other Assets in Excess of Liabilities — 0.2%	6,989

	NET ASSETS — 100.0%	$2,885,748

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.1%
	Consumer Discretionary — 16.9%
	Hotels, Restaurants & Leisure — 3.7%
127	Marriott International, Inc., Class A	4,733
34	McDonald’s Corp.	2,955
71	Yum! Brands, Inc.	4,708

		12,396

	Media — 6.3%
142	Comcast Corp., Class A	5,315
49	DIRECTV (a)	2,433
90	DISH Network Corp., Class A	3,291
88	Gannett Co., Inc.	1,579
85	Time Warner, Inc.	4,051
82	Walt Disney Co. (The)	4,088

		20,757

	Specialty Retail — 4.6%
8	AutoZone, Inc. (a)	2,697
104	Home Depot, Inc. (The)	6,427
37	Tiffany & Co.	2,110
90	TJX Cos., Inc.	3,812

		15,046

	Textiles, Apparel & Luxury Goods — 2.3%
86	NIKE, Inc., Class B	4,458
21	V.F. Corp.	3,201

		7,659

	Total Consumer Discretionary	55,858

	Consumer Staples — 5.1%
	Beverages — 1.5%
41	Beam, Inc.	2,511
58	Dr. Pepper Snapple Group, Inc.	2,549

		5,060

	Food & Staples Retailing — 1.0%
71	CVS Caremark Corp.	3,409

	Food Products — 0.8%
32	JM Smucker Co. (The)	2,724

	Household Products — 1.1%
51	Procter & Gamble Co. (The)	3,452

	Tobacco — 0.7%
28	Philip Morris International, Inc.	2,334

	Total Consumer Staples	16,979

	Energy — 12.4%
	Oil, Gas & Consumable Fuels — 12.4%
53	Chevron Corp.	5,770
107	ConocoPhillips	6,232

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
89	Devon Energy Corp.	4,642
30	Energen Corp.	1,366
33	EQT Corp.	1,923
114	Exxon Mobil Corp.	9,848
82	Kinder Morgan, Inc.	2,908
41	Occidental Petroleum Corp.	3,156
54	Phillips 66	2,853
71	Williams Cos., Inc. (The)	2,328

	Total Energy	41,026

	Financials — 31.2%
	Capital Markets — 10.4%
16	Affiliated Managers Group, Inc. (a)	2,108
57	Ameriprise Financial, Inc.	3,589
14	BlackRock, Inc.	2,832
292	Charles Schwab Corp. (The)	4,193
41	Goldman Sachs Group, Inc. (The)	5,243
137	Invesco Ltd.	3,567
184	Morgan Stanley	3,514
45	Northern Trust Corp.	2,262
110	T. Rowe Price Group, Inc.	7,132

		34,440

	Commercial Banks — 6.3%
75	BB&T Corp.	2,183
36	M&T Bank Corp.	3,496
137	U.S. Bancorp	4,379
314	Wells Fargo & Co.	10,715

		20,773

	Consumer Finance — 1.7%
99	American Express Co.	5,714

	Diversified Financial Services — 4.8%
595	Bank of America Corp.	6,903
223	Citigroup, Inc.	8,828

		15,731

	Insurance — 5.4%
188	Hartford Financial Services Group, Inc.	4,219
58	Loews Corp.	2,380
105	Prudential Financial, Inc.	5,594
85	Validus Holdings Ltd., (Bermuda)	2,930
107	XL Group plc, (Ireland)	2,671

		17,794

	Real Estate Management & Development — 2.6%
157	Brookfield Asset Management, Inc., (Canada), Class A	5,758

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Management & Development — Continued
175	Brookfield Office Properties, Inc.	2,968

		8,726

	Total Financials	103,178

	Health Care — 9.9%
	Biotechnology — 1.1%
24	Biogen Idec, Inc. (a)	3,476

	Health Care Equipment & Supplies — 3.3%
53	Abbott Laboratories	3,484
39	Baxter International, Inc.	2,593
28	Becton, Dickinson & Co.	2,213
48	Covidien plc, (Ireland)	2,744

		11,034

	Health Care Providers & Services — 2.4%
46	Humana, Inc.	3,150
87	UnitedHealth Group, Inc.	4,692

		7,842

	Pharmaceuticals — 3.1%
142	Merck & Co., Inc.	5,800
180	Pfizer, Inc.	4,517

		10,317

	Total Health Care	32,669

	Industrials — 7.6%
	Aerospace & Defense — 2.8%
73	Honeywell International, Inc.	4,608
23	L-3 Communications Holdings, Inc.	1,777
37	United Technologies Corp.	3,051

		9,436

	Electrical Equipment — 1.0%
60	Emerson Electric Co.	3,194

	Industrial Conglomerates — 2.8%
26	3M Co.	2,432
321	General Electric Co.	6,736

		9,168

	Machinery — 1.0%
76	PACCAR, Inc.	3,432

	Total Industrials	25,230

	Information Technology — 7.7%
	Communications Equipment — 1.5%
158	Cisco Systems, Inc.	3,097
28	QUALCOMM, Inc.	1,743

		4,840

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 1.7%
11	Apple, Inc.	5,703

	Internet Software & Services — 1.0%
5	Google, Inc., Class A (a)	3,405

	IT Services — 1.7%
41	Accenture plc, (Ireland), Class A	2,707
16	International Business Machines Corp.	2,988

		5,695

	Software — 1.8%
225	Microsoft Corp.	6,006

	Total Information Technology	25,649

	Materials — 1.9%
	Chemicals — 1.9%
73	E.I. du Pont de Nemours & Co.	3,283
20	Sherwin-Williams Co. (The)	2,999

	Total Materials	6,282

	Telecommunication Services — 2.9%
	Diversified Telecommunication Services — 2.9%
103	AT&T, Inc.	3,462
143	Verizon Communications, Inc.	6,188

	Total Telecommunication Services	9,650

	Utilities — 2.5%
	Electric Utilities — 0.7%
35	NextEra Energy, Inc.	2,387

	Multi-Utilities — 1.8%
153	CMS Energy Corp.	3,721
30	Sempra Energy	2,150

		5,871

	Total Utilities	8,258

	Total Common Stocks (Cost $221,668)	324,779

Short-Term Investment — 2.0%
	Investment Company — 2.0%
6,475	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $6,475)	6,475

	Total Investments — 100.1% (Cost $228,143)	331,254
	Liabilities in Excess of Other Assets — (0.1)%	(200)

	NET ASSETS — 100.0%	$331,054

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 19.0%
	Auto Components — 0.4%
597	BorgWarner, Inc. (a)	42,743

	Hotels, Restaurants & Leisure — 2.1%
3,798	Starbucks Corp.	203,624

	Internet & Catalog Retail — 5.6%
1,258	Amazon.com, Inc. (a)	315,944
1,102	Expedia, Inc.	67,736
272	priceline.com, Inc. (a)	169,091

		552,771

	Media — 4.1%
4,774	Comcast Corp., Class A	178,433
1,172	DIRECTV (a)	58,770
3,372	Walt Disney Co. (The)	167,892

		405,095

	Multiline Retail — 0.1%
179	Dollar Tree, Inc. (a)	7,276

	Specialty Retail — 4.0%
2,158	Gap, Inc. (The)	66,972
4,154	Home Depot, Inc. (The)	256,919
1,135	PetSmart, Inc.	77,566

		401,457

	Textiles, Apparel & Luxury Goods — 2.7%
1,233	Lululemon Athletica, Inc., (Canada) (a)	93,976
2,187	Michael Kors Holdings Ltd., (Hong Kong) (a)	111,608
409	Ralph Lauren Corp.	61,317

		266,901

	Total Consumer Discretionary	1,879,867

	Consumer Staples — 7.1%
	Beverages — 1.3%
1,944	Coca-Cola Co. (The)	70,452
1,080	Monster Beverage Corp. (a)	57,126

		127,578

	Food & Staples Retailing — 3.3%
1,482	Costco Wholesale Corp.	146,328
2,013	Whole Foods Market, Inc.	183,829

		330,157

	Household Products — 0.8%
744	Colgate-Palmolive Co.	77,809

	Personal Products — 0.9%
1,492	Estee Lauder Cos., Inc. (The), Class A	89,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 0.8%
993	Philip Morris International, Inc.	83,072

	Total Consumer Staples	707,921

	Energy — 3.3%
	Energy Equipment & Services — 1.5%
1,771	FMC Technologies, Inc. (a)	75,848
1,148	National Oilwell Varco, Inc.	78,464

		154,312

	Oil, Gas & Consumable Fuels — 1.8%
851	Concho Resources, Inc. (a)	68,516
1,060	Continental Resources, Inc. (a)	77,892
343	Exxon Mobil Corp.	29,687

		176,095

	Total Energy	330,407

	Financials — 3.6%
	Capital Markets — 1.5%
2,372	T. Rowe Price Group, Inc.	154,489

	Real Estate Investment Trusts (REITs) — 2.1%
2,650	American Tower Corp.	204,781

	Total Financials	359,270

	Health Care — 14.5%
	Biotechnology — 9.1%
1,180	Alexion Pharmaceuticals, Inc. (a)	110,714
2,130	Biogen Idec, Inc. (a)	312,451
2,166	Gilead Sciences, Inc. (a)	159,071
1,292	Onyx Pharmaceuticals, Inc. (a)	97,585
1,291	Regeneron Pharmaceuticals, Inc. (a)	220,783

		900,604

	Health Care Equipment & Supplies — 1.2%
235	Intuitive Surgical, Inc. (a)	114,992

	Health Care Providers & Services — 0.8%
1,706	Catamaran Corp. (a)	80,351

	Health Care Technology — 1.2%
1,551	Cerner Corp. (a)	120,389

	Pharmaceuticals — 2.2%
1,530	Allergan, Inc.	140,301
460	Novo Nordisk A/S, (Denmark), ADR	75,011

		215,312

	Total Health Care	1,431,648

	Industrials — 6.1%
	Aerospace & Defense — 0.9%
456	Precision Castparts Corp.	86,394

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — 1.4%
833	Caterpillar, Inc.	74,611
586	Cummins, Inc.	63,515

		138,126

	Road & Rail — 3.1%
1,530	J.B. Hunt Transport Services, Inc.	91,374
1,703	Union Pacific Corp.	214,051

		305,425

	Trading Companies & Distributors — 0.7%
364	W.W. Grainger, Inc.	73,744

	Total Industrials	603,689

	Information Technology — 35.4%
	Communications Equipment — 1.8%
406	F5 Networks, Inc. (a)	39,474
2,265	QUALCOMM, Inc.	140,500

		179,974

	Computers & Peripherals — 8.6%
1,446	Apple, Inc.	770,532
3,075	EMC Corp. (a)	77,793

		848,325

	Internet Software & Services — 7.4%
238	Baidu, Inc., (China), ADR (a)	23,879
3,682	eBay, Inc. (a)	187,845
387	Google, Inc., Class A (a)	274,367
656	LinkedIn Corp., Class A (a)	75,310
2,348	Rackspace Hosting, Inc. (a)	174,403

		735,804

	IT Services — 9.1%
724	International Business Machines Corp.	138,736
751	MasterCard, Inc., Class A	369,050
2,190	Teradata Corp. (a)	135,508
1,680	Visa, Inc., Class A	254,639

		897,933

	Semiconductors & Semiconductor Equipment — 2.7%
3,185	ARM Holdings plc, (United Kingdom), ADR	120,500
2,296	ASML Holding N.V., (Netherlands)	147,909

		268,409

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 5.8%
902	Citrix Systems, Inc. (a)	59,274
1,749	Intuit, Inc.	104,042
2,336	Nuance Communications, Inc. (a)	52,142
1,226	Red Hat, Inc. (a)	64,908
1,083	Salesforce.com, Inc. (a)	181,985
1,008	SolarWinds, Inc. (a)	52,864
651	VMware, Inc., Class A (a)	61,294

		576,509

	Total Information Technology	3,506,954

	Materials — 7.8%
	Chemicals — 7.8%
821	CF Industries Holdings, Inc.	166,713
2,376	FMC Corp.	139,020
2,591	LyondellBasell Industries N.V., (Netherlands), Class A	147,898
656	Praxair, Inc.	71,843
1,580	Sherwin-Williams Co. (The)	243,020

	Total Materials	768,494

	Total Common Stocks (Cost $8,904,302)	9,588,250

Preferred Stock — 1.2%
	Consumer Staples — 1.2%
	Beverages — 1.2%
2,951	Cia de Bebidas das Americas, (Brazil), ADR (Cost $108,229)	123,904

Short-Term Investment — 2.5%
	Investment Company — 2.5%
243,968	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $243,968)	243,968

	Total Investments — 100.5% (Cost $9,256,499)	9,956,122
	Liabilities in Excess of Other Assets — (0.5)%	(46,347)

	NET ASSETS — 100.0%	$9,909,775

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 10.9%
	Auto Components — 1.9%
136	Lear Corp.	6,355
88	TRW Automotive Holdings Corp. (a)	4,724

		11,079

	Internet & Catalog Retail — 0.2%
17	Expedia, Inc.	1,051

	Media — 6.4%
226	CBS Corp. (Non-Voting), Class B	8,617
420	Comcast Corp., Class A	15,718
65	DISH Network Corp., Class A	2,370
67	Time Warner Cable, Inc.	6,537
54	Time Warner, Inc.	2,576
38	Walt Disney Co. (The)	1,886

		37,704

	Multiline Retail — 1.9%
173	Macy’s, Inc.	6,762
82	Target Corp.	4,864

		11,626

	Specialty Retail — 0.5%
48	Home Depot, Inc. (The)	2,953

	Total Consumer Discretionary	64,413

	Consumer Staples — 4.6%
	Food & Staples Retailing — 1.4%
54	CVS Caremark Corp.	2,626
223	Kroger Co. (The)	5,802

		8,428

	Food Products — 2.0%
152	Archer-Daniels-Midland Co.	4,152
194	ConAgra Foods, Inc.	5,729
69	Mondelez International, Inc., Class A	1,760

		11,641

	Household Products — 1.2%
79	Energizer Holdings, Inc.	6,358
12	Procter & Gamble Co. (The)	788

		7,146

	Total Consumer Staples	27,215

	Energy — 17.1%
	Energy Equipment & Services — 0.9%
7	Ensco plc, (United Kingdom), Class A	427
136	Halliburton Co.	4,703

		5,130

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 16.2%
110	Apache Corp.	8,671
259	Chevron Corp.	28,051
105	ConocoPhillips	6,074
14	EOG Resources, Inc.	1,643
248	Exxon Mobil Corp.	21,451
55	Kinder Morgan, Inc.	1,954
35	Marathon Oil Corp.	1,067
44	Marathon Petroleum Corp.	2,741
178	Occidental Petroleum Corp.	13,674
52	Phillips 66	2,788
237	Valero Energy Corp.	8,081

		96,195

	Total Energy	101,325

	Financials — 28.5%
	Capital Markets — 5.2%
50	Goldman Sachs Group, Inc. (The)	6,347
520	Invesco Ltd.	13,571
236	State Street Corp.	11,103

		31,021

	Commercial Banks — 6.7%
136	Capital Bank Financial Corp., Class A (a) (e) (i)	2,084
58	Comerica, Inc.	1,769
1,363	Huntington Bancshares, Inc.	8,713
191	SunTrust Banks, Inc.	5,419
643	Wells Fargo & Co.	21,988

		39,973

	Diversified Financial Services — 6.9%
1,172	Bank of America Corp.	13,596
689	Citigroup, Inc.	27,262

		40,858

	Insurance — 7.9%
96	ACE Ltd., (Switzerland)	7,657
135	Everest Re Group Ltd., (Bermuda)	14,880
372	MetLife, Inc.	12,241
37	PartnerRe Ltd., (Bermuda)	2,946
163	Prudential Financial, Inc.	8,672
21	XL Group plc, (Ireland)	519

		46,915

	Real Estate Investment Trusts (REITs) — 1.8%
18	American Campus Communities, Inc.	844
211	CBL & Associates Properties, Inc.	4,465
33	Extra Space Storage, Inc.	1,204

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
78	Post Properties, Inc.	3,884

		10,397

	Total Financials	169,164

	Health Care — 15.4%
	Biotechnology — 2.8%
57	Biogen Idec, Inc. (a)	8,375
101	Celgene Corp. (a)	7,983

		16,358

	Health Care Equipment & Supplies — 0.2%
21	Covidien plc, (Ireland)	1,191

	Health Care Providers & Services — 5.8%
44	Cigna Corp.	2,373
109	Humana, Inc.	7,512
15	McKesson Corp.	1,483
422	UnitedHealth Group, Inc.	22,900

		34,268

	Pharmaceuticals — 6.6%
42	Johnson & Johnson	2,937
516	Merck & Co., Inc.	21,135
140	Pfizer, Inc.	3,513
194	Valeant Pharmaceuticals International, Inc., (Canada) (a)	11,624

		39,209

	Total Health Care	91,026

	Industrials — 7.3%
	Aerospace & Defense — 1.9%
76	Honeywell International, Inc.	4,829
36	Textron, Inc.	895
69	United Technologies Corp.	5,630

		11,354

	Commercial Services & Supplies — 1.4%
111	Avery Dennison Corp.	3,880
160	Tyco International Ltd., (Switzerland)	4,682

		8,562

	Construction & Engineering — 1.3%
130	Fluor Corp.	7,662

	Electrical Equipment — 0.2%
24	Emerson Electric Co.	1,250

	Machinery — 1.5%
138	PACCAR, Inc.	6,261
51	Pentair Ltd., (Switzerland)	2,509

		8,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.2%
17	Equifax, Inc.	898

	Road & Rail — 0.8%
27	CSX Corp.	541
33	Union Pacific Corp.	4,090

		4,631

	Total Industrials	43,127

	Information Technology — 10.7%
	Communications Equipment — 3.4%
676	Cisco Systems, Inc.	13,290
114	QUALCOMM, Inc.	7,064

		20,354

	Computers & Peripherals — 1.3%
10	Apple, Inc.	5,517
155	Hewlett-Packard Co.	2,204

		7,721

	Internet Software & Services — 1.1%
9	Google, Inc., Class A (a)	6,484

	IT Services — 0.6%
59	Jack Henry & Associates, Inc.	2,313
10	Visa, Inc., Class A	1,470

		3,783

	Semiconductors & Semiconductor Equipment — 0.8%
98	KLA-Tencor Corp.	4,657

	Software — 3.5%
277	Microsoft Corp.	7,414
399	Oracle Corp.	13,284

		20,698

	Total Information Technology	63,697

	Materials — 0.2%
	Metals & Mining — 0.2%
171	Alcoa, Inc.	1,487

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
51	AT&T, Inc.	1,706
67	Verizon Communications, Inc.	2,903

	Total Telecommunication Services	4,609

	Utilities — 3.1%
	Electric Utilities — 3.1%
80	NextEra Energy, Inc.	5,566
490	NV Energy, Inc.	8,897

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
72	OGE Energy Corp.	4,054

	Total Utilities	18,517

	Total Common Stocks (Cost $489,699)	584,580

Short-Term Investment — 1.4%
	Investment Company — 1.4%
8,109	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $8,109)	8,109

	Total Investments — 100.0% (Cost $497,808)	592,689
	Liabilities in Excess of Other Assets — 0.0% (g)	(276)

	NET ASSETS — 100.0%	$592,413

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.4%
	Consumer Discretionary — 16.3%
	Auto Components — 1.3%
37	BorgWarner, Inc. (a)	2,624
2,442	Johnson Controls, Inc.	74,971
157	Lear Corp.	7,373
100	TRW Automotive Holdings Corp. (a)	5,347

		90,315

	Automobiles — 1.2%
2,874	General Motors Co. (a)	82,844

	Hotels, Restaurants & Leisure — 0.9%
324	Carnival Corp.	11,931
598	Royal Caribbean Cruises Ltd.	20,321
230	Starbucks Corp.	12,354
282	Yum! Brands, Inc.	18,734

		63,340

	Household Durables — 0.4%
160	Lennar Corp., Class A	6,189
16	NVR, Inc. (a)	15,115
318	PulteGroup, Inc. (a)	5,781

		27,085

	Internet & Catalog Retail — 1.5%
293	Amazon.com, Inc. (a)	73,588
354	Expedia, Inc.	21,746
17	priceline.com, Inc. (a)	10,250

		105,584

	Media — 5.6%
1,595	CBS Corp. (Non-Voting), Class B	60,694
2,504	Comcast Corp., Class A	93,601
146	DIRECTV (a)	7,332
528	DISH Network Corp., Class A	19,237
482	Time Warner Cable, Inc.	46,835
3,080	Time Warner, Inc.	147,324
207	Walt Disney Co. (The)	10,307

		385,330

	Multiline Retail — 1.1%
11	Dollar Tree, Inc. (a)	447
264	Macy’s, Inc.	10,318
1,063	Target Corp.	62,919

		73,684

	Specialty Retail — 3.1%
80	AutoZone, Inc. (a)	28,284
132	Gap, Inc. (The)	4,112
1,338	Home Depot, Inc. (The)	82,764

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
1,137	Lowe’s Cos., Inc.	40,380
68	PetSmart, Inc.	4,666
361	Ross Stores, Inc.	19,568
799	TJX Cos., Inc.	33,901

		213,675

	Textiles, Apparel & Luxury Goods — 1.2%
376	Coach, Inc.	20,875
279	Lululemon Athletica, Inc., (Canada) (a)	21,296
132	Michael Kors Holdings Ltd., (Hong Kong) (a)	6,742
25	Ralph Lauren Corp.	3,765
223	V.F. Corp.	33,635

		86,313

	Total Consumer Discretionary	1,128,170

	Consumer Staples — 7.0%
	Beverages — 2.0%
2,381	Coca-Cola Co. (The)	86,316
66	Monster Beverage Corp. (a)	3,507
713	PepsiCo, Inc.	48,757

		138,580

	Food & Staples Retailing — 0.5%
94	Costco Wholesale Corp.	9,242
63	CVS Caremark Corp.	3,032
282	Kroger Co. (The)	7,340
140	Walgreen Co.	5,181
124	Whole Foods Market, Inc.	11,286

		36,081

	Food Products — 2.1%
507	Archer-Daniels-Midland Co.	13,898
248	ConAgra Foods, Inc.	7,312
835	General Mills, Inc.	33,725
224	Kellogg Co.	12,522
465	Kraft Foods Group, Inc.	21,129
2,238	Mondelez International, Inc., Class A	56,996

		145,582

	Household Products — 1.5%
111	Clorox Co. (The)	8,137
163	Colgate-Palmolive Co.	17,041
92	Energizer Holdings, Inc.	7,376
1,065	Procter & Gamble Co. (The)	72,310

		104,864

	Personal Products — 0.1%
92	Estee Lauder Cos., Inc. (The), Class A	5,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Tobacco — 0.8%
650	Philip Morris International, Inc.	54,378

	Total Consumer Staples	484,968

	Energy — 11.1%
	Energy Equipment & Services — 2.8%
342	Cameron International Corp. (a)	19,297
499	Ensco plc, (United Kingdom), Class A	29,609
109	FMC Technologies, Inc. (a)	4,656
583	Halliburton Co.	20,229
320	National Oilwell Varco, Inc.	21,860
1,346	Schlumberger Ltd.	93,240

		188,891

	Oil, Gas & Consumable Fuels — 8.3%
465	Anadarko Petroleum Corp.	34,530
125	Apache Corp.	9,836
930	Cheniere Energy, Inc. (a)	17,461
978	Chevron Corp.	105,772
52	Concho Resources, Inc. (a)	4,206
354	ConocoPhillips	20,541
65	Continental Resources, Inc. (a)	4,782
28	Energen Corp.	1,252
386	EOG Resources, Inc.	46,573
1,114	Exxon Mobil Corp.	96,411
831	Kinder Morgan, Inc.	29,353
247	Marathon Petroleum Corp.	15,563
1,486	Occidental Petroleum Corp.	113,814
370	Phillips 66	19,647
5	Pioneer Natural Resources Co.	523
798	Valero Energy Corp.	27,245
824	Williams Cos., Inc. (The)	26,961

		574,470

	Total Energy	763,361

	Financials — 15.1%
	Capital Markets — 3.2%
502	Ameriprise Financial, Inc.	31,432
526	Goldman Sachs Group, Inc. (The)	67,129
1,891	Invesco Ltd.	49,327
1,336	Morgan Stanley	25,547
559	State Street Corp.	26,279
144	T. Rowe Price Group, Inc.	9,356
734	TD Ameritrade Holding Corp.	12,346

		221,416

	Commercial Banks — 3.0%
86	CIT Group, Inc. (a)	3,338
282	East West Bancorp, Inc.	6,065

SHARES		SECURITY DESCRIPTION	VALUE($)

		Commercial Banks — Continued
1,846		Huntington Bancshares, Inc.	11,795
132		PNC Financial Services Group, Inc.	7,709
795		Regions Financial Corp.	5,657
265		SunTrust Banks, Inc.	7,512
46		SVB Financial Group (a)	2,552
4,750		Wells Fargo & Co.	162,365
175		Zions Bancorp	3,749

			210,742

		Consumer Finance — 0.5%
630		American Express Co.	36,190

		Diversified Financial Services — 4.2%
9,917		Bank of America Corp.	115,038
2,474		Citigroup, Inc.	97,866
1,277		CME Group, Inc.	64,777
107		IntercontinentalExchange, Inc. (a)	13,293

			290,974

		Insurance — 3.3%
991		ACE Ltd., (Switzerland)	79,081
348		Axis Capital Holdings Ltd., (Bermuda)	12,038
213		Everest Re Group Ltd., (Bermuda)	23,440
526		Hartford Financial Services Group, Inc.	11,812
2,214		MetLife, Inc.	72,923
63		PartnerRe Ltd., (Bermuda)	5,087
431		Prudential Financial, Inc.	23,006

			227,387

		Real Estate Investment Trusts (REITs) — 0.9%
161		American Tower Corp.	12,424
31		AvalonBay Communities, Inc.	4,217
94		Boston Properties, Inc.	9,925
242		CBL & Associates Properties, Inc.	5,141
76		Extra Space Storage, Inc.	2,747
90		Post Properties, Inc.	4,503
—	(h)	Public Storage	29
128		Simon Property Group, Inc.	20,242

			59,228

		Total Financials	1,045,937

		Health Care — 13.3%
		Biotechnology — 3.3%
72		Alexion Pharmaceuticals, Inc. (a)	6,797
674		Biogen Idec, Inc. (a)	98,918
674		Celgene Corp. (a)	53,027
131		Gilead Sciences, Inc. (a)	9,637
344		Onyx Pharmaceuticals, Inc. (a)	25,950

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
79	Regeneron Pharmaceuticals, Inc. (a)	13,554
426	Vertex Pharmaceuticals, Inc. (a)	17,871

		225,754

	Health Care Equipment & Supplies — 1.9%
590	Abbott Laboratories	38,673
909	Boston Scientific Corp. (a)	5,209
1,107	CareFusion Corp. (a)	31,632
781	Covidien plc, (Ireland)	45,080
21	Intuitive Surgical, Inc. (a)	10,094

		130,688

	Health Care Providers & Services — 2.9%
505	Cardinal Health, Inc.	20,795
103	Catamaran Corp. (a)	4,836
131	Cigna Corp.	6,997
302	DaVita HealthCare Partners, Inc. (a)	33,326
668	Humana, Inc.	45,816
1,593	UnitedHealth Group, Inc.	86,424

		198,194

	Health Care Technology — 0.2%
209	Cerner Corp. (a)	16,210

	Life Sciences Tools & Services — 0.1%
51	Mettler-Toledo International, Inc. (a)	9,873

	Pharmaceuticals — 4.9%
213	Allergan, Inc.	19,546
778	Johnson & Johnson	54,531
3,776	Merck & Co., Inc.	154,587
28	Novo Nordisk A/S, (Denmark), ADR	4,511
3,572	Pfizer, Inc.	89,582
232	Valeant Pharmaceuticals International, Inc., (Canada) (a)	13,865

		336,622

	Total Health Care	917,341

	Industrials — 9.6%
	Aerospace & Defense — 2.7%
873	Honeywell International, Inc.	55,392
27	Precision Castparts Corp.	5,205
42	Textron, Inc.	1,032
1,484	United Technologies Corp.	121,700

		183,329

	Building Products — 0.3%
183	Fortune Brands Home & Security, Inc. (a)	5,342
1,120	Masco Corp.	18,651

		23,993

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.5%
1,276	Tyco International Ltd., (Switzerland)	37,323

	Construction & Engineering — 0.9%
1,060	Fluor Corp.	62,287
17	Jacobs Engineering Group, Inc. (a)	732

		63,019

	Electrical Equipment — 1.2%
76	Eaton Corp. plc, (Ireland)	4,127
1,502	Emerson Electric Co.	79,533

		83,660

	Machinery — 2.0%
51	Caterpillar, Inc.	4,580
36	Cummins, Inc.	3,900
1,778	PACCAR, Inc.	80,406
430	Pentair Ltd., (Switzerland)	21,112
353	SPX Corp.	24,752

		134,750

	Road & Rail — 1.6%
3,372	CSX Corp.	66,525
92	J.B. Hunt Transport Services, Inc.	5,508
299	Union Pacific Corp.	37,556

		109,589

	Trading Companies & Distributors — 0.4%
135	W.W. Grainger, Inc.	27,268

	Total Industrials	662,931

	Information Technology — 19.9%
	Communications Equipment — 3.0%
5,596	Cisco Systems, Inc.	109,963
25	F5 Networks, Inc. (a)	2,424
251	Juniper Networks, Inc. (a)	4,946
1,493	QUALCOMM, Inc.	92,614

		209,947

	Computers & Peripherals — 4.9%
582	Apple, Inc.	310,016
393	EMC Corp. (a)	9,950
1,047	Hewlett-Packard Co.	14,924
58	NetApp, Inc. (a)	1,952
58	SanDisk Corp. (a)	2,543

		339,385

	Internet Software & Services — 2.8%
19	Baidu, Inc., (China), ADR (a)	1,888
223	eBay, Inc. (a)	11,391
216	Google, Inc., Class A (a)	153,363

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
138	LinkedIn Corp., Class A (a)	15,818
142	Rackspace Hosting, Inc. (a)	10,571

		193,031

	IT Services — 2.3%
377	Cognizant Technology Solutions Corp., Class A (a)	27,895
558	Genpact Ltd.	8,648
44	International Business Machines Corp.	8,516
79	Jack Henry & Associates, Inc.	3,106
83	MasterCard, Inc., Class A	40,859
134	Teradata Corp. (a)	8,319
403	Visa, Inc., Class A	61,032

		158,375

	Semiconductors & Semiconductor Equipment — 2.2%
422	Altera Corp.	14,532
193	ARM Holdings plc, (United Kingdom), ADR	7,284
214	ASML Holding N.V., (Netherlands)	13,778
1,299	Broadcom Corp., Class A (a)	43,125
764	Freescale Semiconductor Ltd. (a)	8,411
343	KLA-Tencor Corp.	16,397
1,167	Lam Research Corp. (a)	42,172
290	LSI Corp. (a)	2,051
181	Maxim Integrated Products, Inc.	5,324

		153,074

	Software — 4.7%
554	Adobe Systems, Inc. (a)	20,860
397	Citrix Systems, Inc. (a)	26,107
107	Intuit, Inc.	6,387
5,285	Microsoft Corp.	141,260
143	Nuance Communications, Inc. (a)	3,201
2,872	Oracle Corp.	95,679
75	Red Hat, Inc. (a)	3,985
66	Salesforce.com, Inc. (a)	11,034
62	SolarWinds, Inc. (a)	3,246
188	Splunk, Inc. (a)	5,446
40	VMware, Inc., Class A (a)	3,763

		320,968

	Total Information Technology	1,374,780

	Materials — 2.9%
	Chemicals — 2.3%
795	Air Products & Chemicals, Inc.	66,766
50	CF Industries Holdings, Inc.	10,235
435	Dow Chemical Co. (The)	14,063

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
372	E.I. du Pont de Nemours & Co.	16,721
146	FMC Corp.	8,535
297	Georgia Gulf Corp.	12,258
157	LyondellBasell Industries N.V., (Netherlands), Class A	8,955
40	Praxair, Inc.	4,411
96	Sherwin-Williams Co. (The)	14,756

		156,700

	Containers & Packaging — 0.1%
263	Crown Holdings, Inc. (a)	9,682

	Metals & Mining — 0.5%
939	Alcoa, Inc.	8,150
268	Freeport-McMoRan Copper & Gold, Inc.	9,159
222	United States Steel Corp.	5,301
380	Walter Energy, Inc.	13,649

		36,259

	Total Materials	202,641

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
827	AT&T, Inc.	27,886
1,276	Verizon Communications, Inc.	55,221

	Total Telecommunication Services	83,107

	Utilities — 2.0%
	Electric Utilities — 1.5%
135	American Electric Power Co., Inc.	5,778
196	Edison International	8,857
942	Exelon Corp.	28,019
552	NextEra Energy, Inc.	38,169
1,033	NV Energy, Inc.	18,747
78	OGE Energy Corp.	4,392

		103,962

	Multi-Utilities — 0.5%
693	NiSource, Inc.	17,250
274	Sempra Energy	19,462

		36,712

	Total Utilities	140,674

	Total Common Stocks (Cost $5,440,173)	6,803,910

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
178	Cia de Bebidas das Americas, (Brazil), ADR (Cost $4,874)	7,492

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.4%
	Investment Company — 1.4%
94,147	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $94,147)	94,147

	Total Investments — 99.9% (Cost $5,539,194)	6,905,549
	Other Assets in Excess of Liabilities — 0.1%	5,556

	NET ASSETS — 100.0%	$6,911,105

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
622	E-mini S&P 500	03/15/13	$44,165	$27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	41

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,262,068	$38,701		$2,804,334		$324,779
Investments in affiliates, at value	25,518	448		74,425		6,475

Total investment securities, at value	1,287,586	39,149		2,878,759		331,254
Cash	—	—		—		2
Receivables:
Investment securities sold	4,613	—		3,550		—
Fund shares sold	6,258	—	(a)	19,484		1,444
Dividends from non-affiliates	1,489	—		3,303		311
Dividends from affiliates	2	—	(a)	6		1
Variation margin on futures contracts	668	—		—		—
Prepaid expenses	—	3		—		—

Total Assets	1,300,616	39,152		2,905,102		333,012

LIABILITIES:
Payables:
Dividends	—	—		5,396		—
Investment securities purchased	7,414	—		7,705		1,265
Fund shares redeemed	111	—		4,249		228
Accrued liabilities:
Investment advisory fees	262	16		947		110
Administration fees	78	—		157		23
Shareholder servicing fees	34	6		566		70
Distribution fees	13	—	(a)	293		71
Custodian and accounting fees	13	5		20		6
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)	—
Transfer agent fees	20	4		1		138
Audit fees	18	17		11		17
Other	—	—		9		30

Total Liabilities	7,964	48		19,354		1,958

Net Assets	$1,292,652	$39,104		$2,885,748		$331,054

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$1,154,811	$35,762	$2,604,575	$306,636
Accumulated undistributed (distributions in excess of) net investment income	363	(53)	(153)	219
Accumulated net realized gains (losses)	(31,450)	(3,572)	(2,165)	(78,912)
Net unrealized appreciation (depreciation)	168,928	6,967	283,491	103,111

Total Net Assets	$1,292,652	$39,104	$2,885,748	$331,054

Net Assets:
Class A	$80,141	$111	$795,027	$313,543
Class B	—	—	4,025	3,221
Class C	—	108	203,887	5,030
Class R2	—	—	3,836	—
Class R5	—	29	136,723	—
Class R6	999,682	—	76,536	—
Institutional Class	187,292	—	—	—
Select Class	25,537	38,856	1,665,714	9,260

Total	$1,292,652	$39,104	$2,885,748	$331,054

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,523	7	78,227	9,927
Class B	—	—	399	104
Class C	—	7	20,278	172
Class R2	—	—	378	—
Class R5	—	2	13,283	—
Class R6	56,173	—	7,438	—
Institutional Class	10,524	—	—	—
Select Class	1,433	2,303	161,838	282

Net Asset Value (a):
Class A — Redemption price per share	$17.72	$16.66	$10.16	$31.58
Class B — Offering price per share (b)	—	—	10.09	30.85
Class C — Offering price per share (b)	—	16.25	10.05	29.29
Class R2 — Offering and redemption price per share	—	—	10.15	—
Class R5 — Offering and redemption price per share	—	17.04	10.29	—
Class R6 — Offering and redemption price per share	17.80	—	10.29	—
Institutional Class — Offering and redemption price per share	17.80	—	—	—
Select Class — Offering and redemption price per share	17.82	16.87	10.29	32.89
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.70	$17.58	$10.72	$33.33

Cost of investments in non-affiliates	$1,093,187	$31,734	$2,520,843	$221,668
Cost of investments in affiliates	25,518	448	74,425	6,475

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$9,712,154	$584,580		$6,811,402
Investments in affiliates, at value	243,968	8,109		94,147

Total investment securities, at value	9,956,122	592,689		6,905,549
Cash	—	—	(a)	—
Deposits at broker for futures contracts	—	—		2,354
Receivables:
Investment securities sold	—	5,158		26,070
Fund shares sold	82,286	349		18,171
Dividends from non-affiliates	4,749	639		6,150
Dividends from affiliates	28	1		7
Variation margin on futures contracts	—	—		1,214
Other	1	12		—

Total Assets	10,043,186	598,848		6,959,515

LIABILITIES:
Payables:
Dividends	653	—		—
Investment securities purchased	78,163	5,531		27,490
Fund shares redeemed	47,873	414		15,840
Accrued liabilities:
Investment advisory fees	3,731	199		2,307
Administration fees	692	38		419
Shareholder servicing fees	1,404	115		1,022
Distribution fees	755	9		232
Custodian and accounting fees	29	9		60
Trustees’ and Chief Compliance Officer’s fees	14	—	(a)	2
Other	97	120		1,038

Total Liabilities	133,411	6,435		48,410

Net Assets	$9,909,775	$592,413		$6,911,105

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,603,010	$582,983	$5,776,546
Accumulated undistributed (distributions in excess of) net investment income	3,496	195	591
Accumulated net realized gains (losses)	(396,354)	(85,646)	(232,414)
Net unrealized appreciation (depreciation)	699,623	94,881	1,366,382

Total Net Assets	$9,909,775	$592,413	$6,911,105

Net Assets:
Class A	$2,381,884	$28,532	$741,255
Class B	10,636	1,284	4,611
Class C	311,027	3,395	85,723
Class R2	151,557	330	48,477
Class R5	896,457	27,676	406,887
Class R6	1,672,727	10,969	1,081,310
Institutional Class	—	—	703,262
Select Class	4,485,487	520,227	3,839,580

Total	$9,909,775	$592,413	$6,911,105

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	99,309	2,380	66,119
Class B	500	109	417
Class C	14,762	289	7,790
Class R2	6,377	28	4,344
Class R5	37,251	2,329	36,222
Class R6	69,435	923	96,181
Institutional Class	—	—	62,615
Select Class	187,287	43,953	342,386

Net Asset Value (a):
Class A — Redemption price per share	$23.98	$11.99	$11.21
Class B — Offering price per share (b)	21.27	11.81	11.06
Class C — Offering price per share (b)	21.07	11.74	11.00
Class R2 — Offering and redemption price per share	23.76	11.95	11.16
Class R5 — Offering and redemption price per share	24.07	11.88	11.23
Class R6 — Offering and redemption price per share	24.09	11.88	11.24
Institutional Class — Offering and redemption price per share	—	—	11.23
Select Class — Offering and redemption price per share	23.95	11.84	11.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.31	$12.65	$11.83

Cost of investments in non-affiliates	$9,012,531	$489,699	$5,445,047
Cost of investments in affiliates	243,968	8,109	94,147

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$—		$—	$—
Dividend income from non-affiliates	14,907	271		47,520	4,150
Dividend income from affiliates	11	—	(a)	35	3

Total investment income	14,920	271		47,555	4,153

EXPENSES:
Investment advisory fees	1,638	122		5,161	647
Administration fees	565	17		1,111	139
Distribution fees:
Class A	42	—	(a)	871	383
Class B	—	—		16	12
Class C	—	—	(a)	630	17
Class R2	—	—		6	—
Shareholder servicing fees:
Class A	42	—	(a)	871	383
Class B	—	—		5	4
Class C	—	—	(a)	210	6
Class R2	—	—		3	—
Class R5	—	—	(a)	32	—
Institutional Class	93	—		—	—
Select Class	27	51		1,903	12
Custodian and accounting fees	39	14		58	16
Interest expense to affiliates	—	—	(a)	—	—	(a)
Professional fees	35	23		33	23
Trustees’ and Chief Compliance Officer’s fees	8	—	(a)	14	—	(a)
Printing and mailing costs	11	5		43	26
Registration and filing fees	23	12		154	32
Transfer agent fees	64	6		654	225
Other	8	3		26	5

Total expenses	2,595	253		11,801	1,930

Less amounts waived	(117)	(51)		(339)	(6)

Net expenses	2,478	202		11,462	1,924

Net investment income (loss)	12,442	69		36,093	2,229

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	21,320	404		9,797	6,409
Futures	1,729	—		—	—

Net realized gain (loss)	23,049	404		9,797	6,409

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	42,772	1,870		80,084	15,888
Futures	(618)	—		—	—

Change in net unrealized appreciation/depreciation	42,154	1,870		80,084	15,888

Net realized/unrealized gains (losses)	65,203	2,274		89,881	22,297

Change in net assets resulting from operations	$77,645	$2,343		$125,974	$24,526

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$89,969	$6,623		$78,900
Dividend income from affiliates	223	3		51

Total investment income	90,192	6,626		78,951

EXPENSES:
Investment advisory fees	21,221	1,209		13,526
Administration fees	3,654	261		2,914
Distribution fees:
Class A	2,618	34		892
Class B	43	5		18
Class C	1,000	13		306
Class R2	297	1		104
Shareholder servicing fees:
Class A	2,618	34		892
Class B	14	2		6
Class C	333	4		102
Class R2	149	—	(a)	52
Class R5	185	7		94
Institutional Class	—	—		344
Select Class	4,910	668		4,770
Custodian and accounting fees	150	26		169
Interest expense to affiliates	—	—	(a)	—
Professional fees	70	26		53
Trustees’ and Chief Compliance Officer’s fees	48	4		40
Printing and mailing costs	172	8		220
Registration and filing fees	352	42		107
Transfer agent fees	2,052	111		1,699
Other	80	9		71

Total expenses	39,966	2,464		26,379

Less amounts waived	(1,255)	(69)		(926)
Less earnings credits	— (a)	—		—

Net expenses	38,711	2,395		25,453

Net investment income (loss)	51,481	4,231		53,498

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(203,645)	24,349		80,017
Futures	—	—		8,355

Net realized gain (loss)	(203,645)	24,349		88,372

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	290,748	28,011		344,400
Futures	—	—		(2,280)

Change in net unrealized appreciation/depreciation	290,748	28,011		342,120

Net realized/unrealized gains (losses)	87,103	52,360		430,492

Change in net assets resulting from operations	$138,584	$56,591		$483,990

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,442	$14,792	$69	$(216)
Net realized gain (loss)	23,049	12,773	404	(2,051)
Change in net unrealized appreciation/depreciation	42,154	28,689	1,870	3,389

Change in net assets resulting from operations	77,645	56,254	2,343	1,122

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(474)	(137)	—	—
From net realized gains	(1,388)	—	—	—
Class R6
From net investment income	(10,163)	(12,011)	—	—
From net realized gains	(36,007)	—	—	—
Institutional Class
From net investment income	(1,744)	(1,864)	—	—
From net realized gains	(6,783)	—	—	—
Select Class
From net investment income	(217)	(173)	—	—
From net realized gains	(904)	—	—	—

Total distributions to shareholders	(57,680)	(14,185)	—	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,777	478,660	(2,429)	(5,780)

NET ASSETS:
Change in net assets	59,742	520,729	(86)	(4,658)
Beginning of period	1,232,910	712,181	39,190	43,848

End of period	$1,292,652	$1,232,910	$39,104	$39,190

Accumulated undistributed (distributions in excess of) net investment income	$363	$519	$(53)	$(122)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,093	$30,360	$2,229	$3,781
Net realized gain (loss)	9,797	10,022	6,409	9,136
Change in net unrealized appreciation/depreciation	80,084	119,295	15,888	1,887

Change in net assets resulting from operations	125,974	159,677	24,526	14,804

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,377)	(7,456)	(1,955)	(3,511)
From net realized gains	(5,498)	(1,481)	—	—
Class B
From net investment income	(43)	(61)	(14)	(26)
From net realized gains	(29)	(20)	—	—
Class C
From net investment income	(1,979)	(1,172)	(24)	(34)
From net realized gains	(1,406)	(240)	—	—
Class R2
From net investment income	(35)	(12)	—	—
From net realized gains	(24)	(1)	—	—
Class R5
From net investment income	(1,897)	(1,602)	—	—
From net realized gains	(977)	(229)	—	—
Class R6 (a)
From net investment income	(891)	(480)	—	—
From net realized gains	(431)	—	—	—
Select Class
From net investment income	(21,566)	(17,837)	(70)	(90)
From net realized gains	(11,551)	(2,850)	—	—

Total distributions to shareholders	(55,704)	(33,441)	(2,063)	(3,661)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	602,779	1,626,785	174	(23,585)

NET ASSETS:
Change in net assets	673,049	1,753,021	22,637	(12,442)
Beginning of period	2,212,699	459,678	308,417	320,859

End of period	$2,885,748	$2,212,699	$331,054	$308,417

Accumulated undistributed (distributions in excess of) net investment income	$(153)	$(458)	$219	$53

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,481	$(2,534)	$4,231	$7,352
Net realized gain (loss)	(203,645)	(142,714)	24,349	38,076
Change in net unrealized appreciation/depreciation	290,748	345,625	28,011	(59,886)

Change in net assets resulting from operations	138,584	200,377	56,591	(14,458)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,070)	—	(184)	(248)
Class B
From net investment income	(3)	—	(6)	(9)
Class C
From net investment income	(501)	—	(16)	(16)
Class R2
From net investment income	(401)	(1)	(2)	(1)
Class R5
From net investment income	(5,232)	(140)	(224)	(352)
Class R6
From net investment income	(10,436)	(129)	(92)	(156)
Select Class
From net investment income	(20,306)	(421)	(3,773)	(6,698)

Total distributions to shareholders	(44,949)	(691)	(4,297)	(7,480)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,899,266	4,791,189	(95,254)	(10,513)

NET ASSETS:
Change in net assets	2,992,901	4,990,875	(42,960)	(32,451)
Beginning of period	6,916,874	1,925,999	635,373	667,824

End of period	$9,909,775	$6,916,874	$592,413	$635,373

Accumulated undistributed (distributions in excess of) net investment income	$3,496	$(3,036)	$195	$261

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	U.S. Equity Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,498	$61,156
Net realized gain (loss)	88,372	(11,561)
Change in net unrealized appreciation/depreciation	342,120	132,494

Change in net assets resulting from operations	483,990	182,089

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,192)	(4,782)
From net realized gains	(15,212)	(2,714)
Class B
From net investment income	(23)	(20)
From net realized gains	(97)	(31)
Class C
From net investment income	(436)	(280)
From net realized gains	(1,789)	(317)
Class R2
From net investment income	(286)	(148)
From net realized gains	(981)	(82)
Class R5
From net investment income	(3,394)	(3,201)
From net realized gains	(8,373)	(1,305)
Class R6
From net investment income	(9,249)	(10,168)
From net realized gains	(21,719)	(3,702)
Institutional Class
From net investment income	(5,948)	(5,886)
From net realized gains	(14,514)	(2,489)
Select Class
From net investment income	(30,130)	(34,893)
From net realized gains	(80,114)	(17,997)

Total distributions to shareholders	(197,457)	(88,015)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	171,563	1,526,527

NET ASSETS:
Change in net assets	458,096	1,620,601
Beginning of period	6,453,009	4,832,408

End of period	$6,911,105	$6,453,009

Accumulated undistributed (distributions in excess of) net investment income	$591	$1,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,929	$26,796	$—	$—
Dividends and distributions reinvested	1,851	137	—	—
Cost of shares redeemed	(6,928)	(10,466)	—	—

Change in net assets resulting from Class A capital transactions	$58,852	$16,467	$—	$—

Class R6
Proceeds from shares issued	$101,522	$450,054	$—	$—
Dividends and distributions reinvested	46,170	12,011	—	—
Cost of shares redeemed	(187,748)	(50,349)	—	—

Change in net assets resulting from Class R6 capital transactions	$(40,056)	$411,716	$—	$—

Institutional Class
Proceeds from shares issued	$24,510	$65,484	$—	$—
Dividends and distributions reinvested	8,520	1,862	—	—
Cost of shares redeemed	(21,389)	(19,912)	—	—

Change in net assets resulting from Institutional Class capital transactions	$11,641	$47,434	$—	$—

Select Class
Proceeds from shares issued	$13,326	$5,060	$6,720	$7,108
Dividends and distributions reinvested	786	86	—	—
Cost of shares redeemed	(4,772)	(2,103)	(9,149)	(12,888)

Change in net assets resulting from Select Class capital transactions	$9,340	$3,043	$(2,429)	$(5,780)

Total change in net assets resulting from capital transactions	$39,777	$478,660	$(2,429)	$(5,780)

SHARE TRANSACTIONS:
Class A
Issued	3,605	1,584	—	—
Reinvested	104	8	—	—
Redeemed	(381)	(599)	—	—

Change in Class A Shares	3,328	993	—	—

Class R6
Issued	5,694	26,788	—	—
Reinvested	2,587	729	—	—
Redeemed	(10,706)	(3,213)	—	—

Change in Class R6 Shares	(2,425)	24,304	—	—

Institutional Class
Issued	1,376	3,833	—	—
Reinvested	478	114	—	—
Redeemed	(1,163)	(1,194)	—	—

Change in Institutional Class Shares	691	2,753	—	—

Select Class
Issued	734	293	414	479
Reinvested	44	5	—	—
Redeemed	(258)	(126)	(534)	(850)

Change in Select Class Shares	520	172	(120)	(371)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$262,397	$424,660	$15,079	$11,165
Dividends and distributions reinvested	14,025	8,447	1,839	3,339
Cost of shares redeemed	(80,297)	(95,525)	(18,188)	(38,398)

Change in net assets resulting from Class A capital transactions	$196,125	$337,582	$(1,270)	$(23,894)

Class B
Proceeds from shares issued	$150	$746	$15	$119
Dividends and distributions reinvested	63	72	14	26
Cost of shares redeemed	(684)	(2,541)	(326)	(1,356)

Change in net assets resulting from Class B capital transactions	$(471)	$(1,723)	$(297)	$(1,211)

Class C
Proceeds from shares issued	$79,759	$110,299	$1,056	$1,398
Dividends and distributions reinvested	2,715	1,128	21	30
Cost of shares redeemed	(12,852)	(15,205)	(487)	(1,299)

Change in net assets resulting from Class C capital transactions	$69,622	$96,222	$590	$129

Class R2
Proceeds from shares issued	$3,012	$1,756	$—	$—
Dividends and distributions reinvested	59	12	—	—
Cost of shares redeemed	(979)	(150)	—	—

Change in net assets resulting from Class R2 capital transactions	$2,092	$1,618	$—	$—

Class R5
Proceeds from shares issued	$39,107	$138,348	$—	$—
Dividends and distributions reinvested	2,873	1,831	—	—
Cost of shares redeemed	(20,646)	(40,633)	—	—

Change in net assets resulting from Class R5 capital transactions	$21,334	$99,546	$—	$—

Class R6 (a)
Proceeds from shares issued	$59,351	$83,915	$—	$—
Dividends and distributions reinvested	956	141	—	—
Cost of shares redeemed	(55,650)	(12,794)	—	—

Change in net assets resulting from Class R6 capital transactions	$4,657	$71,262	$—	$—

Select Class
Proceeds from shares issued	$448,384	$1,203,854	$9,937	$2,028
Dividends and distributions reinvested	14,227	7,939	49	53
Cost of shares redeemed	(153,191)	(189,515)	(8,835)	(690)

Change in net assets resulting from Select Class capital transactions	$309,420	$1,022,278	$1,151	$1,391

Total change in net assets resulting from capital transactions	$602,779	$1,626,785	$174	$(23,585)

(a)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	25,706	45,117	483	395
Reinvested	1,374	897	58	122
Redeemed	(7,871)	(10,173)	(588)	(1,402)

Change in Class A Shares	19,209	35,841	(47)	(885)

Class B
Issued	15	80	— (a)	4
Reinvested	6	8	— (a)	1
Redeemed	(67)	(282)	(10)	(52)

Change in Class B Shares	(46)	(194)	(10)	(47)

Class C
Issued	7,899	11,785	36	56
Reinvested	269	120	1	1
Redeemed	(1,272)	(1,636)	(17)	(51)

Change in Class C Shares	6,896	10,269	20	6

Class R2
Issued	297	180	—	—
Reinvested	6	1	—	—
Redeemed	(96)	(15)	—	—

Change in Class R2 Shares	207	166	—	—

Class R5
Issued	3,787	15,010	—	—
Reinvested	278	193	—	—
Redeemed	(1,988)	(4,305)	—	—

Change in Class R5 Shares	2,077	10,898	—	—

Class R6 (b)
Issued	5,701	8,367	—	—
Reinvested	92	14	—	—
Redeemed	(5,444)	(1,292)	—	—

Change in Class R6 Shares	349	7,089	—	—

Select Class
Issued	43,432	128,808	320	71
Reinvested	1,376	827	2	2
Redeemed	(14,781)	(19,342)	(284)	(24)

Change in Select Class Shares	30,027	110,293	38	49

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective January 31, 2012 for the Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$961,895	$1,485,061	$3,238	$7,733
Dividends and distributions reinvested	7,269	—	178	241
Cost of shares redeemed	(271,345)	(186,800)	(2,912)	(7,007)

Change in net assets resulting from Class A capital transactions	$697,819	$1,298,261	$504	$967

Class B
Proceeds from shares issued	$247	$713	$23	$50
Dividends and distributions reinvested	3	—	6	8
Cost of shares redeemed	(1,971)	(7,529)	(303)	(843)

Change in net assets resulting from Class B capital transactions	$(1,721)	$(6,816)	$(274)	$(785)

Class C
Proceeds from shares issued	$122,759	$188,775	$994	$1,321
Dividends and distributions reinvested	328	—	15	14
Cost of shares redeemed	(20,696)	(17,008)	(1,100)	(1,141)

Change in net assets resulting from Class C capital transactions	$102,391	$171,767	$(91)	$194

Class R2
Proceeds from shares issued	$79,729	$92,133	$226	$83
Dividends and distributions reinvested	328	1	1	1
Cost of shares redeemed	(15,661)	(6,156)	(63)	(59)

Change in net assets resulting from Class R2 capital transactions	$64,396	$85,978	$164	$25

Class R5
Proceeds from shares issued	$380,145	$597,130	$859	$1,737
Dividends and distributions reinvested	4,950	140	224	352
Cost of shares redeemed	(83,106)	(81,364)	(1,620)	(3,616)

Change in net assets resulting from Class R5 capital transactions	$301,989	$515,906	$(537)	$(1,527)

Class R6
Proceeds from shares issued	$746,360	$1,106,703	$276	$1,179
Dividends and distributions reinvested	9,679	129	92	156
Cost of shares redeemed	(134,923)	(87,682)	(1,585)	(765)

Change in net assets resulting from Class R6 capital transactions	$621,116	$1,019,150	$(1,217)	$570

Select Class
Proceeds from shares issued	$1,543,562	$2,248,235	$447	$25,030
Dividends and distributions reinvested	9,684	93	23	73
Cost of shares redeemed	(439,970)	(541,385)	(94,273)	(35,060)

Change in net assets resulting from Select Class capital transactions	$1,113,276	$1,706,943	$(93,803)	$(9,957)

Total change in net assets resulting from capital transactions	$2,899,266	$4,791,189	$(95,254)	$(10,513)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	40,137	63,642	277	723
Reinvested	299	—	15	23
Redeemed	(11,347)	(8,079)	(252)	(648)

Change in Class A Shares	29,089	55,563	40	98

Class B
Issued	12	36	2	5
Reinvested	— (a)	—	— (a)	1
Redeemed	(93)	(377)	(26)	(80)

Change in Class B Shares	(81)	(341)	(24)	(74)

Class C
Issued	5,837	9,154	87	122
Reinvested	15	—	1	1
Redeemed	(987)	(834)	(97)	(109)

Change in Class C Shares	4,865	8,320	(9)	14

Class R2
Issued	3,358	3,897	21	7
Reinvested	14	— (a)	— (a)	— (a)
Redeemed	(660)	(260)	(6)	(5)

Change in Class R2 Shares	2,712	3,637	15	2

Class R5
Issued	15,862	25,786	74	164
Reinvested	203	7	19	34
Redeemed	(3,455)	(3,549)	(141)	(331)

Change in Class R5 Shares	12,610	22,244	(48)	(133)

Class R6
Issued	30,566	46,377	25	119
Reinvested	397	6	8	15
Redeemed	(5,598)	(3,669)	(142)	(72)

Change in Class R6 Shares	25,365	42,714	(109)	62

Select Class
Issued	64,658	98,785	39	2,451
Reinvested	399	4	2	7
Redeemed	(18,402)	(23,773)	(8,245)	(3,125)

Change in Select Class Shares	46,655	75,016	(8,204)	(667)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	U.S. Equity Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$133,216	$412,813
Dividends and distributions reinvested	18,219	6,868
Cost of shares redeemed	(102,162)	(193,790)

Change in net assets resulting from Class A capital transactions	$49,273	$225,891

Class B
Proceeds from shares issued	$27	$257
Dividends and distributions reinvested	117	49
Cost of shares redeemed	(734)	(2,380)

Change in net assets resulting from Class B capital transactions	$(590)	$(2,074)

Class C
Proceeds from shares issued	$13,791	$38,529
Dividends and distributions reinvested	2,014	526
Cost of shares redeemed	(9,323)	(20,678)

Change in net assets resulting from Class C capital transactions	$6,482	$18,377

Class R2
Proceeds from shares issued	$20,657	$28,358
Dividends and distributions reinvested	1,054	170
Cost of shares redeemed	(6,368)	(5,907)

Change in net assets resulting from Class R2 capital transactions	$15,343	$22,621

Class R5
Proceeds from shares issued	$77,839	$204,903
Dividends and distributions reinvested	10,794	4,150
Cost of shares redeemed	(31,393)	(38,808)

Change in net assets resulting from Class R5 capital transactions	$57,240	$170,245

Class R6
Proceeds from shares issued	$142,927	$580,194
Dividends and distributions reinvested	29,339	13,543
Cost of shares redeemed	(249,642)	(40,629)

Change in net assets resulting from Class R6 capital transactions	$(77,376)	$553,108

Institutional Class
Proceeds from shares issued	$132,301	$362,823
Dividends and distributions reinvested	15,828	5,451
Cost of shares redeemed	(84,648)	(260,526)

Change in net assets resulting from Institutional Class capital transactions	$63,481	$107,748

Select Class
Proceeds from shares issued	$472,552	$1,199,262
Dividends and distributions reinvested	84,560	33,012
Cost of shares redeemed	(499,402)	(801,663)

Change in net assets resulting from Select Class capital transactions	$57,710	$430,611

Total change in net assets resulting from capital transactions	$171,563	$1,526,527

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	11,908	39,984
Reinvested	1,625	687
Redeemed	(9,121)	(19,011)

Change in Class A Shares	4,412	21,660

Class B
Issued	2	25
Reinvested	11	5
Redeemed	(66)	(237)

Change in Class B Shares	(53)	(207)

Class C
Issued	1,254	3,763
Reinvested	183	54
Redeemed	(849)	(2,067)

Change in Class C Shares	588	1,750

Class R2
Issued	1,856	2,720
Reinvested	95	17
Redeemed	(571)	(577)

Change in Class R2 Shares	1,380	2,160

Class R5
Issued	6,882	20,118
Reinvested	960	409
Redeemed	(2,801)	(3,739)

Change in Class R5 Shares	5,041	16,788

Class R6
Issued	12,773	54,627
Reinvested	2,606	1,340
Redeemed	(22,775)	(3,879)

Change in Class R6 Shares	(7,396)	52,088

Institutional Class
Issued	11,954	34,671
Reinvested	1,408	538
Redeemed	(7,553)	(25,385)

Change in Institutional Class Shares	5,809	9,824

Select Class
Issued	42,127	117,290
Reinvested	7,546	3,323
Redeemed	(44,280)	(77,448)

Change in Select Class Shares	5,393	43,165

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$17.42	$0.12	(f)	$1.01	$1.13	$(0.15)	$(0.68)	$(0.83)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.52	0.18	(f)	1.54	1.72	(0.17)	—	(0.17)
Year Ended June 30, 2009	15.44	0.31	(f)	(3.93)	(3.62)	(0.30)	—	(0.30)
Year Ended June 30, 2008	18.45	0.22	(f)	(3.00)	(2.78)	(0.23)	—	(0.23)

Class R6 (g)
Six Months Ended December 31, 2012 (Unaudited)	17.48	0.18	(f)	1.00	1.18	(0.18)	(0.68)	(0.86)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.52	0.24	(f)	1.56	1.80	(0.24)	—	(0.24)
Year Ended June 30, 2009	15.45	0.37	(f)	(3.94)	(3.57)	(0.36)	—	(0.36)
Year Ended June 30, 2008	18.47	0.31	(f)	(3.02)	(2.71)	(0.31)	—	(0.31)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	17.48	0.17	(f)	1.00	1.17	(0.17)	(0.68)	(0.85)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.52	0.23	(f)	1.57	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	15.45	0.32	(f)	(3.90)	(3.58)	(0.35)	—	(0.35)
Year Ended June 30, 2008	18.47	0.29	(f)	(3.01)	(2.72)	(0.30)	—	(0.30)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	17.51	0.16	(f)	0.99	1.15	(0.16)	(0.68)	(0.84)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.54	0.21	(f)	1.56	1.77	(0.20)	—	(0.20)
Year Ended June 30, 2009	15.48	0.33	(f)	(3.94)	(3.61)	(0.33)	—	(0.33)
Year Ended June 30, 2008	18.48	0.26	(f)	(3.00)	(2.74)	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$17.72	6.50%	$80,141	0.85%	1.34%	0.86%	101%
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169
13.07	14.88	1,425	0.85	1.27	0.95	169
11.52	(23.29)	965	0.85	2.59	0.97	92
15.44	(15.18)	1,487	0.85	1.26	0.92	72

17.80	6.75	999,682	0.35	1.92	0.36	101
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169
13.08	15.51	35,855	0.35	1.76	0.45	169
11.52	(22.95)	83,583	0.35	3.09	0.47	92
15.45	(14.78)	112,725	0.35	1.76	0.42	72

17.80	6.70	187,292	0.45	1.84	0.46	101
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169
13.09	15.49	194,273	0.45	1.68	0.55	169
11.52	(23.03)	124,398	0.45	2.76	0.58	92
15.45	(14.88)	73,219	0.45	1.66	0.52	72

17.82	6.58	25,537	0.60	1.70	0.61	101
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169
13.11	15.28	8,983	0.60	1.55	0.70	169
11.54	(23.17)	10,514	0.60	2.76	0.72	92
15.48	(14.93)	17,063	0.60	1.45	0.68	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$15.89	$0.01	(g)	$0.76	$0.77	$—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(h)	4.13	4.03	—
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (j)

Class C
Six Months Ended December 31, 2012 (Unaudited)	15.54	(0.03	)(g)	0.74	0.71	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(h)	4.09	3.92	—
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—

Class R5
Six Months Ended December 31, 2012 (Unaudited)	16.22	0.05	(g)	0.77	0.82	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(h)	4.19	4.15	—
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	16.07	0.03	(g)	0.77	0.80	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(h)	4.16	4.10	—
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—
November 30, 2007 (i) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.06), $(0.10), $(0.02) and $(0.04) for Class A, Class C, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been (0.69)%, (1.19)%, (0.24)%, and (0.48)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.66	4.85%	$111	1.24%	0.13	%(g)	1.49%	54%
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97
11.44	15.44	76	1.25	(0.61)		5.82	39
9.91	(29.57)	66	1.25	(0.37)		7.27	73
14.07	(6.17)	94	1.25	(0.60)		7.36	24

16.25	4.57	108	1.74	(0.37	)(g)	1.99	54
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97
11.29	14.74	75	1.75	(1.11)		6.32	39
9.84	(29.91)	66	1.75	(0.87)		7.77	73
14.04	(6.40)	94	1.75	(1.10)		7.86	24

17.04	5.06	29	0.79	0.58	(g)	1.05	54
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97
11.57	15.93	19	0.80	(0.17)		5.37	39
9.98	(29.27)	17	0.80	0.07		6.82	73
14.11	(5.88)	23	0.80	(0.15)		6.90	24

16.87	4.98	38,856	0.99	0.34	(g)	1.24	54
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97
11.51	15.68	2,130	1.00	(0.36)		5.57	39
9.95	(29.38)	1,842	1.00	(0.12)		7.02	73
14.09	(6.02)	2,608	1.00	(0.35)		7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$9.84	$0.14	(f)(g)	$0.38	$0.52	$(0.13)	$(0.07)	$(0.20)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)
Year Ended June 30, 2010	6.35	0.17	(f)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(f)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(f)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.78	0.11	(f)(g)	0.38	0.49	(0.11)	(0.07)	(0.18)
Year Ended June 30, 2012	9.33	0.15	(f)	0.47	0.62	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.22	0.14	(f)	2.12	2.26	(0.15)	—	(0.15)
Year Ended June 30, 2010	6.30	0.13	(f)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(f)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.74	0.11	(f)(g)	0.38	0.49	(0.11)	(0.07)	(0.18)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)
Year Ended June 30, 2010	6.30	0.13	(f)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(f)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(f)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	9.84	0.13	(f)(g)	0.37	0.50	(0.12)	(0.07)	(0.19)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (h) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	9.96	0.16	(f)(g)	0.39	0.55	(0.15)	(0.07)	(0.22)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (h) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	9.96	0.15	(f)(g)	0.40	0.55	(0.15)	(0.07)	(0.22)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	9.96	0.15	(f)(g)	0.39	0.54	(0.14)	(0.07)	(0.21)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)
Year Ended June 30, 2010	6.42	0.20	(f)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(f)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(f)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.11, $0.08, $0.09, $0.11, $0.14, $0.13 and $0.13 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.17%, 1.58%, 1.71%, 2.14%, 2.63%, 2.47% and 2.41% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.16	5.32%	$795,027	1.03%	2.65	%(g)	1.06%	14%
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37
7.26	16.94	79,236	1.20	2.29		1.22	43
6.35	(22.86)	66,117	1.23	3.13		1.39	54
9.11	(16.48)	97,572	1.18	2.61		1.18	49

10.09	5.00	4,025	1.51	2.06	(g)	1.56	14
9.78	6.75	4,353	1.54	1.64		1.59	44
9.33	31.44	5,962	1.56	1.66		1.65	37
7.22	16.63	6,563	1.72	1.77		1.72	43
6.30	(23.39)	7,829	1.85	2.49		1.89	54
9.05	(16.99)	14,129	1.68	2.04		1.68	49

10.05	5.05	203,887	1.53	2.19	(g)	1.56	14
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37
7.20	16.34	5,549	1.71	1.79		1.72	43
6.30	(23.36)	3,879	1.85	2.54		1.90	54
9.05	(16.92)	4,425	1.68	2.05		1.68	49

10.15	5.12	3,836	1.28	2.62	(g)	1.31	14
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

10.29	5.57	136,723	0.58	3.11	(g)	0.61	14
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

10.29	5.60	76,536	0.54	2.95	(g)	0.56	14
9.96	4.47	70,589	0.53	3.28		0.58	44

10.29	5.47	1,665,714	0.78	2.89	(g)	0.81	14
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37
7.35	17.45	89,156	0.86	2.64		0.97	43
6.42	(22.59)	78,303	0.89	3.51		1.15	54
9.20	(16.26)	67,729	0.89	2.86		0.93	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$29.43	$0.21	(f)	$2.14	$2.35	$(0.20)	$—	$(0.20)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)	—	(0.28)
Year Ended June 30, 2010	19.46	0.35	(f)	2.83	3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(f)	(8.52)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(f)	(7.22)	(6.83)	(0.37)	(5.25)	(5.62)

Class B
Six Months Ended December 31, 2012 (Unaudited)	28.76	0.13	(f)	2.09	2.22	(0.13)	—	(0.13)
Year Ended June 30, 2012	27.62	0.21	(f)	1.14	1.35	(0.21)	—	(0.21)
Year Ended June 30, 2011	21.80	0.15	(f)	5.82	5.97	(0.15)	—	(0.15)
Year Ended June 30, 2010	19.03	0.23	(f)	2.76	2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(f)	(8.32)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(f)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)

Class C
Six Months Ended December 31, 2012 (Unaudited)	27.32	0.13	(f)	1.99	2.12	(0.15)	—	(0.15)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)	—	(0.17)
Year Ended June 30, 2010	18.15	0.21	(f)	2.66	2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(f)	(7.95)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(f)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	30.63	0.26	(f)	2.24	2.50	(0.24)	—	(0.24)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)	—	(0.36)
Year Ended June 30, 2010	20.21	0.43	(f)	2.95	3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(f)	(8.82)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(f)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.58	7.98%	$313,543	1.18%	1.38%	1.18%	11%
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23
22.30	16.25	266,587	1.21	1.49	1.21	41
19.46	(28.88)	253,559	1.27	2.06	1.28	52
27.97	(18.43)	413,710	1.16	1.15	1.16	69

30.85	7.72	3,221	1.68	0.87	1.68	11
28.76	4.93	3,286	1.69	0.77	1.70	28
27.62	27.40	4,439	1.69	0.57	1.69	23
21.80	15.66	4,959	1.71	1.01	1.72	41
19.03	(29.24)	5,976	1.77	1.53	1.78	52
27.36	(18.84)	12,097	1.66	0.62	1.66	69

29.29	7.74	5,030	1.68	0.89	1.68	11
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23
20.77	15.72	2,797	1.70	0.97	1.71	41
18.15	(29.24)	2,027	1.77	1.54	1.78	52
26.13	(18.85)	3,598	1.66	0.64	1.66	69

32.89	8.15	9,260	0.90	1.63	0.94	11
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23
23.18	16.63	1,646	0.89	1.80	0.97	41
20.21	(28.61)	1,905	0.90	2.14	1.04	52
29.02	(18.23)	8,596	0.90	1.45	0.91	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$23.64	$0.12	(f)(g)	$0.30	$0.42	$(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—
Year Ended June 30, 2010	13.38	(0.04	)(f)	2.52	2.48	—
Year Ended June 30, 2009	19.50	0.01	(f)	(6.11)	(6.10)	(0.02)
Year Ended June 30, 2008	18.67	(0.07	)(f)	0.90	0.83	—

Class B
Six Months Ended December 31, 2012 (Unaudited)	20.96	0.03	(f)(g)	0.29	0.32	(0.01)
Year Ended June 30, 2012	19.93	(0.15	)(f)	1.18	1.03	—
Year Ended June 30, 2011	14.20	(0.13	)(f)	5.86	5.73	—
Year Ended June 30, 2010	12.05	(0.12	)(f)	2.27	2.15	—
Year Ended June 30, 2009	17.65	(0.07	)(f)	(5.52)	(5.59)	(0.01)
Year Ended June 30, 2008	16.99	(0.16	)(f)	0.82	0.66	—

Class C
Six Months Ended December 31, 2012 (Unaudited)	20.79	0.06	(f)(g)	0.25	0.31	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—
Year Ended June 30, 2010	11.95	(0.12	)(f)	2.26	2.14	—
Year Ended June 30, 2009	17.50	(0.06	)(f)	(5.48)	(5.54)	(0.01)
Year Ended June 30, 2008	16.84	(0.16	)(f)	0.82	0.66	—

Class R2
Six Months Ended December 31, 2012 (Unaudited)	23.44	0.10	(f)(g)	0.29	0.39	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—
Year Ended June 30, 2010	13.37	(0.08	)(f)	2.52	2.44	—
November 3, 2008 (i) through June 30, 2009	13.68	0.01	(f)	(0.31)	(0.30)	(0.01)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	23.74	0.18	(f)(g)	0.29	0.47	(0.14)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—
Year Ended June 30, 2010	13.28	0.03	(f)	2.50	2.53	—
April 14, 2009 (i) through June 30, 2009	12.47	0.01	(f)	0.81	0.82	(0.01)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	23.76	0.19	(f)(g)	0.29	0.48	(0.15)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—

Select Class
Six Months Ended December 31, 2012 (Unaudited)	23.61	0.15	(f)(g)	0.30	0.45	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—
Year Ended June 30, 2010	13.28	—	(f)(h)	2.51	2.51	—
Year Ended June 30, 2009	19.33	0.04	(f)	(6.06)	(6.02)	(0.03)
Year Ended June 30, 2008	18.46	(0.02	)(f)	0.89	0.87	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.98	1.78%	$2,381,884	1.09%	1.01	%(g)	1.15%	19%
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84
15.86	18.54	174,585	1.24	(0.27)		1.31	61
13.38	(31.26)	160,168	1.24	0.05		1.45	124
19.50	4.45	251,333	1.24	(0.36)		1.28	52

21.27	1.50	10,636	1.59	0.31	(g)	1.65	19
20.96	5.17	12,170	1.59	(0.75)		1.65	28
19.93	40.35	18,374	1.62	(0.70)		1.74	84
14.20	17.84	20,842	1.77	(0.80)		1.82	61
12.05	(31.69)	26,025	1.78	(0.52)		1.93	124
17.65	3.88	60,623	1.77	(0.88)		1.78	52

21.07	1.51	311,027	1.59	0.54	(g)	1.65	19
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84
14.09	17.91	6,588	1.77	(0.80)		1.81	61
11.95	(31.67)	5,996	1.78	(0.50)		1.94	124
17.50	3.92	12,465	1.77	(0.88)		1.78	52

23.76	1.65	151,557	1.34	0.84	(g)	1.40	19
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84
15.81	18.25	58	1.48	(0.52)		1.56	61
13.37	(2.16)	49	1.49	0.16		1.80	124

24.07	1.99	896,457	0.69	1.48	(g)	0.70	19
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84
15.81	19.05	10,618	0.78	0.20		0.85	61
13.28	6.56	53	0.79	0.19		1.17	124

24.09	2.02	1,672,727	0.64	1.55	(g)	0.65	19
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

23.95	1.90	4,485,487	0.89	1.21	(g)	0.90	19
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84
15.79	18.90	300,304	0.99	(0.02)		1.07	61
13.28	(31.13)	335,992	0.99	0.29		1.19	124
19.33	4.71	581,830	0.99	(0.10)		1.03	52

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.06, $(0.02), less than $0.01, $0.04, $0.12, $0.13, and $0.09 for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.50%, (0.19)%, 0.03%, 0.33%, 0.97%, 1.04% and 0.70% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$11.02	$0.07	(f)	$0.98	$1.05	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)
Year Ended June 30, 2010	8.09	0.09	(f)	1.04	1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(f)	(2.54)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(f)	(3.94)	(3.74)	(0.17)	(3.97)	(4.14)

Class B
Six Months Ended December 31, 2012 (Unaudited)	10.86	0.04	(f)	0.96	1.00	(0.05)	—	(0.05)
Year Ended June 30, 2012	11.28	0.05	(f)	(0.42)	(0.37)	(0.05)	—	(0.05)
Year Ended June 30, 2011	9.02	0.06	(f)	2.26	2.32	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.99	0.04	(f)	1.02	1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(f)	(2.50)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(f)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.80	0.04	(f)	0.95	0.99	(0.05)	—	(0.05)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)
Year Ended June 30, 2010	7.95	0.04	(f)	1.01	1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(f)	(2.50)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(f)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.99	0.06	(f)	0.97	1.03	(0.07)	—	(0.07)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)
Year Ended June 30, 2010	8.08	0.07	(f)	1.03	1.10	(0.05)	—	(0.05)
November 3, 2008 (g) through June 30, 2009	8.10	0.11	(f)	0.02	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	10.92	0.09	(f)	0.97	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)
Year Ended June 30, 2010	8.01	0.14	(f)	1.02	1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(f)	(2.54)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(f)	(3.91)	(3.64)	(0.24)	(3.97)	(4.21)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	10.92	0.09	(f)	0.97	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.88	0.08	(f)	0.97	1.05	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)
Year Ended June 30, 2010	7.99	0.12	(f)	1.01	1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(f)	(2.51)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(f)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.99	9.51%	$28,532	0.94%	1.26%	1.06%	43%
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65
9.15	13.86	22,273	1.10	0.95	1.10	86
8.09	(22.00)	20,557	1.16	2.17	1.17	108
10.66	(23.52)	31,227	1.09	1.39	1.09	93

11.81	9.23	1,284	1.42	0.74	1.56	43
10.86	(3.22)	1,442	1.45	0.51	1.57	144
11.28	25.71	2,336	1.47	0.58	1.58	65
9.02	13.19	2,891	1.60	0.45	1.60	86
7.99	(22.32)	3,858	1.66	1.61	1.67	108
10.52	(24.04)	7,337	1.59	0.89	1.59	93

11.74	9.21	3,395	1.44	0.77	1.56	43
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65
8.97	13.22	3,473	1.59	0.45	1.60	86
7.95	(22.34)	1,551	1.66	1.67	1.67	108
10.47	(24.06)	2,830	1.59	0.89	1.59	93

11.95	9.37	330	1.19	1.06	1.31	43
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65
9.13	13.54	58	1.35	0.70	1.35	86
8.08	1.95	51	1.46	2.29	1.47	108

11.88	9.67	27,676	0.59	1.61	0.61	43
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65
9.07	14.39	9,930	0.64	1.43	0.64	86
8.01	(21.58)	57	0.70	3.04	0.70	108
10.52	(23.36)	30,165	0.64	1.87	0.64	93

11.88	9.69	10,969	0.55	1.62	0.56	43
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

11.84	9.61	520,227	0.79	1.39	0.81	43
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65
9.04	14.13	418,647	0.85	1.20	0.85	86
7.99	(21.78)	351,537	0.91	2.44	0.92	108
10.53	(23.43)	508,456	0.84	1.66	0.84	93

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$10.73	$0.08	(f)(g)	$0.72	$0.80	$(0.08)	$(0.24)	$(0.32)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Year Ended June 30, 2010	7.35	0.07	(f)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(f)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(f)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)

Class B
Six Months Ended December 31, 2012 (Unaudited)	10.59	0.05	(f)(g)	0.71	0.76	(0.05)	(0.24)	(0.29)
Year Ended June 30, 2012	10.51	0.04	(f)	0.14	0.18	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2011	8.20	0.03	(f)	2.32	2.35	(0.04)	—	(0.04)
Year Ended June 30, 2010	7.26	0.03	(f)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(f)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)

Class C
Six Months Ended December 31, 2012 (Unaudited)	10.55	0.05	(f)(g)	0.70	0.75	(0.06)	(0.24)	(0.30)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Year Ended June 30, 2010	7.25	0.03	(f)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(f)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(f)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.69	0.07	(f)(g)	0.71	0.78	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.35	0.05	(f)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008 (h) through June 30, 2009	7.36	0.07	(f)	0.04	0.11	(0.07)	(0.05)	(0.12)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	10.75	0.10	(f)(g)	0.72	0.82	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.36	0.12	(f)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(f)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(f)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	10.76	0.10	(f)(g)	0.72	0.82	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (h) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Six Months Ended December 31, 2012 (Unaudited)	10.75	0.10	(f)(g)	0.72	0.82	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Year Ended June 30, 2010	7.35	0.11	(f)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(f)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(f)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.74	0.09	(f)(g)	0.71	0.80	(0.09)	(0.24)	(0.33)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)
Year Ended June 30, 2010	7.35	0.10	(f)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(f)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(f)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.21	7.45%	$741,255	0.96%	1.37	%(g)	1.05%	38%
10.73	2.27	662,367	0.97	0.93		1.08	83
10.65	29.29	426,536	0.97	0.81		1.07	69
8.30	13.83	184,862	1.05	0.84		1.08	84
7.35	(21.36)	103,103	1.05	1.49		1.12	101
9.56	(10.55)	120,365	1.05	0.91		1.07	103

11.06	7.21	4,611	1.46	0.84	(g)	1.55	38
10.59	1.74	4,979	1.47	0.43		1.58	83
10.51	28.66	7,113	1.48	0.31		1.56	69
8.20	13.25	8,190	1.57	0.33		1.58	84
7.26	(21.70)	8,559	1.57	0.96		1.61	101
9.45	(11.08)	12,548	1.57	0.38		1.57	103

11.00	7.07	85,723	1.46	0.87	(g)	1.55	38
10.55	1.83	75,962	1.47	0.43		1.58	83
10.47	28.56	57,089	1.48	0.30		1.57	69
8.18	13.26	27,838	1.57	0.32		1.58	84
7.25	(21.69)	10,216	1.57	0.97		1.62	101
9.44	(11.03)	8,589	1.57	0.40		1.57	103

11.16	7.29	48,477	1.21	1.18	(g)	1.30	38
10.69	2.00	31,686	1.22	0.68		1.32	83
10.62	28.96	8,533	1.22	0.51		1.32	69
8.29	13.56	492	1.30	0.57		1.33	84
7.35	1.70	51	1.30	1.47		1.39	101

11.23	7.60	406,887	0.59	1.77	(g)	0.60	38
10.75	2.72	335,220	0.59	1.32		0.63	83
10.66	29.66	153,501	0.59	1.27		0.61	69
8.31	14.30	209,619	0.59	1.39		0.63	84
7.36	(20.91)	596	0.59	2.08		0.65	101
9.55	(10.16)	96,194	0.59	1.42		0.62	103

11.24	7.61	1,081,310	0.54	1.76	(g)	0.55	38
10.76	2.76	1,114,492	0.54	1.38		0.57	83
10.67	12.17	549,478	0.54	1.15		0.57	69

11.23	7.58	703,262	0.64	1.70	(g)	0.65	38
10.75	2.67	610,670	0.64	1.25		0.68	83
10.66	29.60	500,991	0.64	1.16		0.66	69
8.31	14.40	441,540	0.64	1.25		0.68	84
7.35	(21.04)	263,859	0.64	1.88		0.72	101
9.55	(10.20)	249,806	0.64	1.33		0.67	103

11.21	7.42	3,839,580	0.79	1.55	(g)	0.80	38
10.74	2.52	3,617,633	0.79	1.12		0.83	83
10.65	29.47	3,129,167	0.79	1.00		0.82	69
8.30	14.10	1,741,650	0.79	1.10		0.83	84
7.35	(21.04)	1,138,732	0.79	1.76		0.87	101
9.54	(10.34)	987,949	0.79	1.17		0.82	103

(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.07, $0.04, $0.04, $0.06, $0.09, $0.09, $0.09, and $0.08 for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.19%, 0.66%, 0.69%, 0.99%, 1.58%, 1.58%, 1.52% and 1.36% for Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on January 31, 2012 for Equity Income Fund.

The investment objective of the Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of the Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of the Equity Income Fund is to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of the Growth and Income Fund is to seek to provide capital growth over the long-term and earn income from dividends.

The investment objective of the Large Cap Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of the Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of the U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,285,057	$2,529	$—	$1,287,586

Appreciation in Other Financial Instruments
Futures Contracts	$47	$—	$—	$47

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$37,627	$1,522	$—	$39,149

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$2,878,759	$—	$—	$2,878,759

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (c)	$331,254	$—	$—	$331,254

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$9,636,707	$319,415	$—	$9,956,122

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$64,413	$—	$—	$64,413
Consumer Staples	27,215	—	—	27,215
Energy	101,325	—	—	101,325
Financials	167,080	—	2,084	169,164
Health Care	91,026	—	—	91,026
Industrials	43,127	—	—	43,127
Information Technology	63,697	—	—	63,697
Materials	1,487	—	—	1,487
Telecommunication Services	4,609	—	—	4,609
Utilities	18,517	—	—	18,517

Total Common Stocks	582,496	—	2,084	584,580

Short-Term Investment
Investment Company	8,109	—	—	8,109

Total Investments in Securities	$590,605	$—	$2,084	$592,689

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$6,886,262	$19,287	$—	$6,905,549

Appreciation in Other Financial Instruments
Futures Contracts	$27	$—	$—	$27

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of certain ADRs, the report values of which are evaluated prices. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stocks — Financials	$2,686	$—	$(602)	$	$—	$—	$—	$—	$2,084

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3) was approximately $(602,000) for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2012 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,084	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$18,017	$46,630
Ending Notional Balance Long	32,023	44,165

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are generally declared and paid annually, and the Equity Income Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$2	$—
Equity Income Fund	224	6
Growth and Income Fund	10	—	(a)
Large Cap Growth Fund	186	15
Large Cap Value Fund	4	—	(a)
U.S. Equity Fund	80	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$—	$99	$—	$99
Dynamic Growth Fund	23	17	10	50
Equity Income Fund	14	274	—	288
Growth and Income Fund	—	—	2	2
Large Cap Growth Fund	354	—	572	926
Large Cap Value Fund	5	29	16	50
U.S. Equity Fund	44	495	295	834

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing		Total
Equity Income Fund	$—	(a)	$1		$1
Large Cap Growth Fund	27		—		27
Large Cap Value Fund	—	(a)	15		15
U.S. Equity Fund	1		—	(a)	1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (amounts in thousands):

Disciplined Equity Fund	$18
Dynamic Growth Fund	1
Equity Income Fund	50
Growth and Income Fund	4
Large Cap Growth Fund	302
Large Cap Value Fund	4
U.S. Equity Fund	91

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$1,286,329	$1,307,745
Dynamic Growth Fund	20,959	22,313
Equity Income Fund	901,635	359,859
Growth and Income Fund	36,020	34,572
Large Cap Growth Fund	4,642,480	1,575,441
Large Cap Value Fund	259,047	360,646
U.S. Equity Fund	2,576,740	2,494,812

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$1,118,705	$176,170	$7,289	$168,881
Dynamic Growth Fund	32,182	7,009	42	6,967
Equity Income Fund	2,595,268	303,845	20,354	283,491
Growth and Income Fund	228,143	103,770	659	103,111
Large Cap Growth Fund	9,256,499	831,264	131,641	699,623
Large Cap Value Fund	497,808	98,288	3,407	94,881
U.S. Equity Fund	5,539,194	1,386,829	20,474	1,366,355

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Dynamic Growth Fund	$1,950	$—
Large Cap Growth Fund	36,940	3,625

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

At June 30, 2012, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019		Total
Dynamic Growth Fund	$473	$436	$—	(a)	909
Growth and Income Fund	5,691	76,036	—		81,727
Large Cap Growth Fund	—	49,171	—		49,171
Large Cap Value Fund	9,758	86,152	—		95,910

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Equity Income Fund and Large Cap Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	71.2%
Dynamic Growth Fund	86.1%	n/a
Large Cap Value Fund	86.6	n/a
U.S. Equity Fund	14.2	n/a

Additionally, U.S. Equity Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012 and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,065.00	$4.42	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,067.50	1.82	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Institutional Class
Actual	1,000.00	1,067.00	2.34	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Select Class
Actual	1,000.00	1,065.80	3.12	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,048.50	6.40	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,045.70	8.97	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R5
Actual	1,000.00	1,050.60	4.08	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,049.80	5.11	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Income Fund
Class A
Actual	$1,000.00	$1,053.20	$5.33	1.03%
Hypothetical	1,000.00	1,020.01	5.24	1.03
Class B
Actual	1,000.00	1,050.00	7.80	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class C
Actual	1,000.00	1,050.50	7.91	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Class R2
Actual	1,000.00	1,051.20	6.62	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28
Class R5
Actual	1,000.00	1,055.70	3.01	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R6
Actual	1,000.00	1,056.00	2.80	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,054.70	4.04	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

Growth and Income Fund
Class A
Actual	1,000.00	1,079.80	6.19	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class B
Actual	1,000.00	1,077.20	8.80	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class C
Actual	1,000.00	1,077.40	8.80	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Select Class
Actual	1,000.00	1,081.50	4.72	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	1,017.80	5.54	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class B
Actual	1,000.00	1,015.00	8.08	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	1,015.10	8.08	1.59
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class R2
Actual	1,000.00	1,016.50	6.81	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class R5
Actual	1,000.00	1,019.90	3.51	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R6
Actual	1,000.00	1,020.20	3.26	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund (continued)
Select Class
Actual	$1,000.00	$1,019.00	$4.53	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89

Large Cap Value Fund
Class A
Actual	1,000.00	1,095.10	4.96	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class B
Actual	1,000.00	1,092.30	7.49	1.42
Hypothetical	1,000.00	1,018.05	7.22	1.42
Class C
Actual	1,000.00	1,092.10	7.59	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,093.70	6.28	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R5
Actual	1,000.00	1,096.70	3.12	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,096.90	2.91	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,096.10	4.17	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

U.S. Equity Fund
Class A
Actual	1,000.00	1,074.50	5.02	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class B
Actual	1,000.00	1,072.10	7.63	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class C
Actual	1,000.00	1,070.70	7.62	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R2
Actual	1,000.00	1,072.90	6.32	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R5
Actual	1,000.00	1,076.00	3.09	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,076.10	2.83	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,075.80	3.35	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,074.20	4.13	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing that the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Large Cap Growth Fund and Large Cap Value Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period.

Effective March 1, 2011, these Funds retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, first and second quintiles for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the fifth and second quintiles for Class A shares and in the fourth and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the first, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the third, fourth and fifth quintiles for Class A shares and in the second, third and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the fourth, second and fourth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Advisor provide additional Fund performance information to be reviewed with the members of the equity subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the U.S. Equity Fund’s performance was in the fourth, second and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2012

that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN LARGE CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-LCE-1212

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2012 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Index Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

January 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	5.84%
S&P 500 Index	5.95%

Net Assets as of 12/31/2012 (In Thousands)	$1,737,187

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed in line with the Benchmark for the six months ended December 31, 2012. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

Accommodative policies from the U.S. Federal Reserve and improving economic data helped the Benchmark rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the Benchmark’s rally but it finished the reporting period with a 5.95% gain.

The majority of sectors in the Benchmark posted positive absolute returns during the reporting period. The utilities sector posted a negative return and was the worst performing sector, while the financials sector produced a positive return and was the strongest performing sector.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.9%
2.	Exxon Mobil Corp.	3.1
3.	General Electric Co.	1.7
4.	Chevron Corp.	1.7
5.	International Business Machines Corp.	1.6
6.	Microsoft Corp.	1.6
7.	Johnson & Johnson	1.5
8.	AT&T, Inc.	1.5
9.	Google, Inc., Class A	1.5
10.	Procter & Gamble Co. (The)	1.4

PORTFOLIO COMPOSITIONS BY SECTOR****
Information Technology	19.0%
Financials	15.5
Health Care	12.0
Consumer Discretionary	11.4
Energy	10.9
Consumer Staples	10.6
Industrials	10.1
Materials	3.6
Utilities	3.4
Telecommunication Services	3.0
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	02/18/92
Without Sales Charge		5.73%	15.50%	1.27%	6.63%
With Sales Charge**		0.19	9.43	0.18	6.05
CLASS B SHARES	01/14/94
Without CDSC		5.33	14.63	0.51	5.98
With CDSC***		0.33	9.63	0.11	5.98
CLASS C SHARES	11/04/97
Without CDSC		5.32	14.65	0.52	5.83
With CDSC****		4.32	13.65	0.52	5.83
SELECT CLASS SHARES	07/02/91	5.84	15.76	1.52	6.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Objective Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Market Expansion Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.82%
S&P 1000 Index	8.79%

Net Assets as of 12/31/2012 (In Thousands)	$1,229,561

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Index Fund (the “Fund”) seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).***

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Standard & Poor’s 1000 Index (the “Benchmark”), which is a combination of the S&P SmallCap 600 and the S&P MidCap 400 Indexes, for the six months ended December 31, 2012.

Accommodative policies from the U.S. Federal Reserve and improving economic data helped the Benchmark rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the Benchmark’s rally but it finished the reporting period with an 8.79% gain. U.S. small- and mid-cap stocks outperformed U.S. large-cap stocks during the reporting period.

There were two principal drivers to the Fund’s portfolio managers’ stock selection process: valuation (how a stock is priced relative to what the Fund’s portfolio managers believe is its intrinsic value) and fundamentals (how healthy they judge the company’s short-term operating trends to be). They used a bottom up approach, meaning they selected stocks based on the attractiveness of individual companies (as opposed to a top-down approach, which focuses on economic, sector, and market data to guide stock selection). The Fund’s stock selection in the consumer capital spending and industrial commodities sectors contributed to relative performance. The Fund’s stock selection in the biotechnology and retail sectors detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to follow an industry-neutral approach to portfolio construction. Using a quantitative model, they focused on, what they believed to be, the best stocks in each of approximately 60 industries, and generally owned 845 to 880 stocks. The Fund’s portfolio managers took modestly active positions in individual stocks, generally 10 to 25 basis points greater or lesser than the Benchmark. Looking at valuation and fundamentals, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving fundamentals and underweighted what they believed were expensive stocks with deteriorating fundamentals based on their stock selection process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	HollyFrontier Corp.	0.9%
2.	Vertex Pharmaceuticals, Inc.	0.7
3.	Regeneron Pharmaceuticals, Inc.	0.7
4.	Everest Re Group Ltd., (Bermuda)	0.6
5.	ResMed, Inc.	0.6
6.	Equinix, Inc.	0.6
7.	Foot Locker, Inc.	0.5
8.	Omnicare, Inc.	0.5
9.	AGCO Corp.	0.5
10.	Eagle Materials, Inc.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Financials	20.6%
Industrials	16.5
Information Technology	16.3
Consumer Discretionary	14.2
Health Care	9.4
Materials	7.3
Energy	5.1
Utilities	4.3
Consumer Staples	3.9
Telecommunication Services	0.5
Short-Term Investments	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P SmallCap 600 Index”, “S&P MidCap 400 Index” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2012. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/31/98
Without Sales Charge		8.65%	16.99%	4.30%	9.90%
With Sales Charge**		2.97	10.88	3.17	9.31
CLASS B SHARES	07/31/98
Without CDSC		8.25	16.08	3.52	9.26
With CDSC***		3.25	11.08	3.17	9.26
CLASS C SHARES	03/22/99
Without CDSC		8.22	16.05	3.53	9.10
With CDSC****		7.22	15.05	3.53	9.10
CLASS R2 SHARES	11/03/08	8.50	16.44	3.90	9.51
SELECT CLASS SHARES	07/31/98	8.82	17.27	4.54	10.17

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index, and the Lipper Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index include expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 100.2%
	Consumer Discretionary — 11.5%
	Auto Components — 0.3%
16	BorgWarner, Inc. (a)	1,145
40	Delphi Automotive plc, (United Kingdom) (a)	1,542
33	Goodyear Tire & Rubber Co. (The) (a)	462
93	Johnson Controls, Inc.	2,867

		6,016

	Automobiles — 0.5%
521	Ford Motor Co.	6,742
31	Harley-Davidson, Inc.	1,509

		8,251

	Distributors — 0.1%
21	Genuine Parts Co.	1,347

	Diversified Consumer Services — 0.1%
14	Apollo Group, Inc., Class A (a)	286
37	H&R Block, Inc.	688

		974

	Hotels, Restaurants & Leisure — 1.8%
61	Carnival Corp.	2,239
4	Chipotle Mexican Grill, Inc. (a)	1,279
18	Darden Restaurants, Inc.	791
36	International Game Technology	515
34	Marriott International, Inc., Class A	1,253
137	McDonald’s Corp.	12,094
102	Starbucks Corp.	5,445
27	Starwood Hotels & Resorts Worldwide, Inc.	1,535
19	Wyndham Worldwide Corp.	1,019
11	Wynn Resorts Ltd.	1,220
62	Yum! Brands, Inc.	4,097

		31,487

	Household Durables — 0.3%
38	D.R. Horton, Inc.	754
15	Garmin Ltd., (Switzerland)	609
9	Harman International Industries, Inc.	413
19	Leggett & Platt, Inc.	525
22	Lennar Corp., Class A	867
39	Newell Rubbermaid, Inc.	875
46	PulteGroup, Inc. (a)	843
11	Whirlpool Corp.	1,082

		5,968

	Internet & Catalog Retail — 1.1%
49	Amazon.com, Inc. (a)	12,427
13	Expedia, Inc.	781
8	Netflix, Inc. (a)	704

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — Continued
7	priceline.com, Inc. (a)	4,230
15	TripAdvisor, Inc. (a)	628

		18,770

	Leisure Equipment & Products — 0.1%
16	Hasbro, Inc.	567
47	Mattel, Inc.	1,716

		2,283

	Media — 3.6%
29	Cablevision Systems Corp., Class A	440
81	CBS Corp. (Non-Voting), Class B	3,071
363	Comcast Corp., Class A	13,564
82	DIRECTV (a)	4,138
33	Discovery Communications, Inc., Class A (a)	2,071
31	Gannett Co., Inc.	565
59	Interpublic Group of Cos., Inc. (The)	649
38	McGraw-Hill Cos., Inc. (The)	2,073
275	News Corp., Class A	7,032
36	Omnicom Group, Inc.	1,802
12	Scripps Networks Interactive, Inc., Class A	688
41	Time Warner Cable, Inc.	4,005
129	Time Warner, Inc.	6,185
63	Viacom, Inc., Class B	3,327
242	Walt Disney Co. (The)	12,049
1	Washington Post Co. (The), Class B	225

		61,884

	Multiline Retail — 0.8%
8	Big Lots, Inc. (a)	225
36	Dollar General Corp. (a)	1,581
31	Dollar Tree, Inc. (a)	1,258
13	Family Dollar Stores, Inc.	829
19	J.C. Penney Co., Inc.	384
29	Kohl’s Corp.	1,242
54	Macy’s, Inc.	2,106
21	Nordstrom, Inc.	1,111
89	Target Corp.	5,259

		13,995

	Specialty Retail — 2.2%
11	Abercrombie & Fitch Co., Class A	521
5	AutoNation, Inc. (a)	211
5	AutoZone, Inc. (a)	1,788
31	Bed Bath & Beyond, Inc. (a)	1,750
36	Best Buy Co., Inc.	432
31	CarMax, Inc. (a)	1,173

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Specialty Retail — Continued
17	GameStop Corp., Class A	415
41	Gap, Inc. (The)	1,260
204	Home Depot, Inc. (The)	12,629
33	Limited Brands, Inc.	1,538
154	Lowe’s Cos., Inc.	5,455
16	O’Reilly Automotive, Inc. (a)	1,400
15	PetSmart, Inc.	1,003
30	Ross Stores, Inc.	1,645
92	Staples, Inc.	1,049
16	Tiffany & Co.	933
100	TJX Cos., Inc.	4,227
15	Urban Outfitters, Inc. (a)	588

		38,017

	Textiles, Apparel & Luxury Goods — 0.6%
39	Coach, Inc.	2,150
7	Fossil, Inc. (a)	687
100	NIKE, Inc., Class B	5,143
8	Ralph Lauren Corp.	1,255
12	V.F. Corp.	1,817

		11,052

	Total Consumer Discretionary	200,044

	Consumer Staples — 10.6%
	Beverages — 2.4%
22	Beam, Inc.	1,327
21	Brown-Forman Corp., Class B	1,309
527	Coca-Cola Co. (The)	19,094
37	Coca-Cola Enterprises, Inc.	1,169
21	Constellation Brands, Inc., Class A (a)	732
28	Dr. Pepper Snapple Group, Inc.	1,255
21	Molson Coors Brewing Co., Class B	911
20	Monster Beverage Corp. (a)	1,077
211	PepsiCo, Inc.	14,455

		41,329

	Food & Staples Retailing — 2.4%
59	Costco Wholesale Corp.	5,833
170	CVS Caremark Corp.	8,231
70	Kroger Co. (The)	1,826
33	Safeway, Inc.	592
80	Sysco Corp.	2,541
117	Walgreen Co.	4,342
228	Wal-Mart Stores, Inc.	15,584
24	Whole Foods Market, Inc.	2,152

		41,101

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.7%
90	Archer-Daniels-Midland Co.	2,463
24	Campbell Soup Co.	854
56	ConAgra Foods, Inc.	1,642
25	Dean Foods Co. (a)	418
88	General Mills, Inc.	3,561
44	H.J. Heinz Co.	2,526
20	Hershey Co. (The)	1,475
18	Hormel Foods Corp.	571
15	JM Smucker Co. (The)	1,277
34	Kellogg Co.	1,886
81	Kraft Foods Group, Inc.	3,678
18	McCormick & Co., Inc. (Non-Voting)	1,150
28	Mead Johnson Nutrition Co.	1,827
243	Mondelez International, Inc., Class A	6,181
39	Tyson Foods, Inc., Class A	760

		30,269

	Household Products — 2.1%
18	Clorox Co. (The)	1,305
61	Colgate-Palmolive Co.	6,340
53	Kimberly-Clark Corp.	4,511
373	Procter & Gamble Co. (The)	25,349

		37,505

	Personal Products — 0.2%
59	Avon Products, Inc.	848
33	Estee Lauder Cos., Inc. (The), Class A	1,962

		2,810

	Tobacco — 1.8%
277	Altria Group, Inc.	8,689
18	Lorillard, Inc.	2,062
228	Philip Morris International, Inc.	19,081
44	Reynolds American, Inc.	1,834

		31,666

	Total Consumer Staples	184,680

	Energy — 11.0%
	Energy Equipment & Services — 1.9%
60	Baker Hughes, Inc.	2,452
34	Cameron International Corp. (a)	1,902
9	Diamond Offshore Drilling, Inc.	645
32	Ensco plc, (United Kingdom), Class A	1,880
32	FMC Technologies, Inc. (a)	1,390
127	Halliburton Co.	4,396
14	Helmerich & Payne, Inc.	809
40	Nabors Industries Ltd., (Bermuda) (a)	573

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
58	National Oilwell Varco, Inc.	3,985
35	Noble Corp., (Switzerland)	1,202
17	Rowan Cos. plc, Class A (a)	530
181	Schlumberger Ltd.	12,562

		32,326

	Oil, Gas & Consumable Fuels — 9.1%
68	Anadarko Petroleum Corp.	5,071
53	Apache Corp.	4,195
29	Cabot Oil & Gas Corp.	1,425
71	Chesapeake Energy Corp.	1,177
267	Chevron Corp.	28,902
166	ConocoPhillips	9,613
31	CONSOL Energy, Inc.	998
53	Denbury Resources, Inc. (a)	856
51	Devon Energy Corp.	2,677
37	EOG Resources, Inc.	4,468
20	EQT Corp.	1,205
623	Exxon Mobil Corp.	53,887
41	Hess Corp.	2,149
86	Kinder Morgan, Inc.	3,051
96	Marathon Oil Corp.	2,958
46	Marathon Petroleum Corp.	2,918
25	Murphy Oil Corp.	1,501
18	Newfield Exploration Co. (a)	495
24	Noble Energy, Inc.	2,471
111	Occidental Petroleum Corp.	8,476
37	Peabody Energy Corp.	975
85	Phillips 66	4,538
17	Pioneer Natural Resources Co.	1,794
24	QEP Resources, Inc.	736
22	Range Resources Corp.	1,395
48	Southwestern Energy Co. (a)	1,594
91	Spectra Energy Corp.	2,490
19	Tesoro Corp.	845
76	Valero Energy Corp.	2,579
92	Williams Cos., Inc. (The)	3,013
27	WPX Energy, Inc. (a)	405

		158,857

	Total Energy	191,183

	Financials — 15.6%
	Capital Markets — 2.0%
28	Ameriprise Financial, Inc.	1,760
160	Bank of New York Mellon Corp. (The)	4,101
17	BlackRock, Inc.	3,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
150	Charles Schwab Corp. (The)	2,150
35	E*TRADE Financial Corp. (a)	315
19	Franklin Resources, Inc.	2,369
60	Goldman Sachs Group, Inc. (The)	7,695
61	Invesco Ltd.	1,582
16	Legg Mason, Inc.	412
189	Morgan Stanley	3,608
30	Northern Trust Corp.	1,495
63	State Street Corp.	2,984
35	T. Rowe Price Group, Inc.	2,267

		34,279

	Commercial Banks — 2.8%
96	BB&T Corp.	2,781
26	Comerica, Inc.	789
123	Fifth Third Bancorp	1,862
34	First Horizon National Corp.	334
117	Huntington Bancshares, Inc.	746
127	KeyCorp	1,074
17	M&T Bank Corp.	1,635
72	PNC Financial Services Group, Inc.	4,211
193	Regions Financial Corp.	1,374
74	SunTrust Banks, Inc.	2,086
257	U.S. Bancorp	8,202
669	Wells Fargo & Co.	22,851
25	Zions Bancorp	538

		48,483

	Consumer Finance — 0.9%
133	American Express Co.	7,642
79	Capital One Financial Corp.	4,602
69	Discover Financial Services	2,657
63	SLM Corp.	1,081

		15,982

	Diversified Financial Services — 3.6%
1,472	Bank of America Corp.	17,073
400	Citigroup, Inc.	15,842
42	CME Group, Inc.	2,124
10	IntercontinentalExchange, Inc. (a)	1,229
519	JPMorgan Chase & Co. (q)	22,825
27	Leucadia National Corp.	644
26	Moody’s Corp.	1,333
16	NASDAQ OMX Group, Inc. (The)	400
33	NYSE Euronext	1,047

		62,517

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — 4.0%
46	ACE Ltd., (Switzerland)	3,703
64	Aflac, Inc.	3,401
66	Allstate Corp. (The)	2,643
202	American International Group, Inc. (a)	7,117
44	Aon plc, (United Kingdom)	2,420
11	Assurant, Inc.	373
249	Berkshire Hathaway, Inc., Class B (a)	22,343
36	Chubb Corp. (The)	2,694
20	Cincinnati Financial Corp.	783
67	Genworth Financial, Inc., Class A (a)	504
60	Hartford Financial Services Group, Inc.	1,337
38	Lincoln National Corp.	973
42	Loews Corp.	1,730
74	Marsh & McLennan Cos., Inc.	2,562
149	MetLife, Inc.	4,908
38	Principal Financial Group, Inc.	1,075
76	Progressive Corp. (The)	1,603
63	Prudential Financial, Inc.	3,379
13	Torchmark Corp.	670
52	Travelers Cos., Inc. (The)	3,741
38	Unum Group	782
41	XL Group plc, (Ireland)	1,029

		69,770

	Real Estate Investment Trusts (REITs) — 2.2%
54	American Tower Corp.	4,172
20	Apartment Investment & Management Co., Class A	538
16	AvalonBay Communities, Inc.	2,118
21	Boston Properties, Inc.	2,180
44	Equity Residential	2,490
62	HCP, Inc.	2,789
35	Health Care REIT, Inc.	2,174
99	Host Hotels & Resorts, Inc.	1,551
56	Kimco Realty Corp.	1,075
22	Plum Creek Timber Co., Inc.	979
63	Prologis, Inc.	2,297
20	Public Storage	2,854
42	Simon Property Group, Inc.	6,678
40	Ventas, Inc.	2,612
23	Vornado Realty Trust	1,852
74	Weyerhaeuser Co.	2,057

		38,416

	Real Estate Management & Development — 0.0% (g)
41	CBRE Group, Inc., Class A (a)	820

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.1%
65	Hudson City Bancorp, Inc.	528
47	People’s United Financial, Inc.	574

		1,102

	Total Financials	271,369

	Health Care — 12.0%
	Biotechnology — 1.6%
27	Alexion Pharmaceuticals, Inc. (a)	2,489
105	Amgen, Inc.	9,045
32	Biogen Idec, Inc. (a)	4,739
58	Celgene Corp. (a)	4,547
103	Gilead Sciences, Inc. (a)	7,599

		28,419

	Health Care Equipment & Supplies — 2.6%
216	Abbott Laboratories	14,138
75	Baxter International, Inc.	5,001
27	Becton, Dickinson & Co.	2,103
187	Boston Scientific Corp. (a)	1,074
10	C.R. Bard, Inc.	1,022
30	CareFusion Corp. (a)	866
65	Covidien plc, (Ireland)	3,733
19	DENTSPLY International, Inc.	768
16	Edwards Lifesciences Corp. (a)	1,421
5	Intuitive Surgical, Inc. (a)	2,663
138	Medtronic, Inc.	5,665
42	St. Jude Medical, Inc.	1,521
39	Stryker Corp.	2,163
15	Varian Medical Systems, Inc. (a)	1,050
24	Zimmer Holdings, Inc.	1,579

		44,767

	Health Care Providers & Services — 1.9%
46	Aetna, Inc.	2,116
32	AmerisourceBergen Corp.	1,389
46	Cardinal Health, Inc.	1,911
39	Cigna Corp.	2,087
18	Coventry Health Care, Inc.	823
11	DaVita HealthCare Partners, Inc. (a)	1,265
111	Express Scripts Holding Co. (a)	6,020
22	Humana, Inc.	1,483
13	Laboratory Corp. of America Holdings (a)	1,119
32	McKesson Corp.	3,125
11	Patterson Cos., Inc.	391
22	Quest Diagnostics, Inc.	1,265
15	Tenet Healthcare Corp. (a)	472
139	UnitedHealth Group, Inc.	7,566

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
41	WellPoint, Inc.	2,526

		33,558

	Health Care Technology — 0.1%
20	Cerner Corp. (a)	1,546

	Life Sciences Tools & Services — 0.4%
48	Agilent Technologies, Inc.	1,948
23	Life Technologies Corp. (a)	1,153
16	PerkinElmer, Inc.	498
49	Thermo Fisher Scientific, Inc.	3,137
12	Waters Corp. (a)	1,035

		7,771

	Pharmaceuticals — 5.4%
42	Allergan, Inc.	3,852
225	Bristol-Myers Squibb Co.	7,346
139	Eli Lilly & Co.	6,878
32	Forest Laboratories, Inc. (a)	1,129
23	Hospira, Inc. (a)	705
378	Johnson & Johnson	26,529
415	Merck & Co., Inc.	16,996
56	Mylan, Inc. (a)	1,529
12	Perrigo Co.	1,254
1,005	Pfizer, Inc.	25,216
17	Watson Pharmaceuticals, Inc. (a)	1,500

		92,934

	Total Health Care	208,995

	Industrials — 10.2%
	Aerospace & Defense — 2.4%
93	Boeing Co. (The)	6,984
45	General Dynamics Corp.	3,139
107	Honeywell International, Inc.	6,790
13	L-3 Communications Holdings, Inc.	984
37	Lockheed Martin Corp.	3,385
34	Northrop Grumman Corp.	2,265
20	Precision Castparts Corp.	3,765
45	Raytheon Co.	2,593
19	Rockwell Collins, Inc.	1,114
38	Textron, Inc.	954
115	United Technologies Corp.	9,443

		41,416

	Air Freight & Logistics — 0.8%
22	C.H. Robinson Worldwide, Inc.	1,391
29	Expeditors International of Washington, Inc.	1,129
40	FedEx Corp.	3,659

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — Continued
98	United Parcel Service, Inc., Class B	7,204

		13,383

	Airlines — 0.1%
101	Southwest Airlines Co.	1,032

	Building Products — 0.0% (g)
49	Masco Corp.	812

	Commercial Services & Supplies — 0.6%
32	ADT Corp. (The)	1,476
14	Avery Dennison Corp.	475
14	Cintas Corp.	593
23	Iron Mountain, Inc.	707
27	Pitney Bowes, Inc.	292
41	Republic Services, Inc.	1,198
12	Stericycle, Inc. (a)	1,094
64	Tyco International Ltd., (Switzerland)	1,860
60	Waste Management, Inc.	2,009

		9,704

	Construction & Engineering — 0.2%
23	Fluor Corp.	1,336
18	Jacobs Engineering Group, Inc. (a)	756
29	Quanta Services, Inc. (a)	794

		2,886

	Electrical Equipment — 0.7%
63	Eaton Corp. plc, (Ireland)	3,417
99	Emerson Electric Co.	5,237
19	Rockwell Automation, Inc.	1,598
13	Roper Industries, Inc.	1,498

		11,750

	Industrial Conglomerates — 2.4%
87	3M Co.	8,072
79	Danaher Corp.	4,442
1,432	General Electric Co. (k)	30,057

		42,571

	Machinery — 1.9%
89	Caterpillar, Inc.	8,000
24	Cummins, Inc.	2,615
53	Deere & Co.	4,622
24	Dover Corp.	1,606
7	Flowserve Corp.	1,002
58	Illinois Tool Works, Inc.	3,541
38	Ingersoll-Rand plc, (Ireland)	1,833
14	Joy Global, Inc.	922

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Machinery — Continued
48	PACCAR, Inc.	2,180
15	Pall Corp.	914
20	Parker Hannifin Corp.	1,733
29	Pentair Ltd., (Switzerland)	1,411
8	Snap-on, Inc.	628
23	Stanley Black & Decker, Inc.	1,705
25	Xylem, Inc.	688

		33,400

	Professional Services — 0.1%
6	Dun & Bradstreet Corp. (The)	479
16	Equifax, Inc.	884
19	Robert Half International, Inc.	611

		1,974

	Road & Rail — 0.8%
141	CSX Corp.	2,779
43	Norfolk Southern Corp.	2,669
7	Ryder System, Inc.	348
64	Union Pacific Corp.	8,076

		13,872

	Trading Companies & Distributors — 0.2%
37	Fastenal Co.	1,719
8	W.W. Grainger, Inc.	1,652

		3,371

	Total Industrials	176,171

	Information Technology — 19.1%
	Communications Equipment — 2.0%
725	Cisco Systems, Inc.	14,247
11	F5 Networks, Inc. (a)	1,049
16	Harris Corp.	759
32	JDS Uniphase Corp. (a)	432
70	Juniper Networks, Inc. (a)	1,385
38	Motorola Solutions, Inc.	2,133
233	QUALCOMM, Inc.	14,432

		34,437

	Computers & Peripherals — 5.0%
128	Apple, Inc.	68,473
199	Dell, Inc.	2,019
288	EMC Corp. (a)	7,278
268	Hewlett-Packard Co.	3,826
49	NetApp, Inc. (a)	1,642
33	SanDisk Corp. (a)	1,438
46	Seagate Technology plc, (Ireland)	1,398
30	Western Digital Corp.	1,272

		87,346

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.4%
22	Amphenol Corp., Class A	1,417
202	Corning, Inc.	2,547
20	FLIR Systems, Inc.	457
26	Jabil Circuit, Inc.	493
19	Molex, Inc.	515
58	TE Connectivity Ltd., (Switzerland)	2,142

		7,571

	Internet Software & Services — 2.2%
24	Akamai Technologies, Inc. (a)	991
159	eBay, Inc. (a)	8,114
36	Google, Inc., Class A (a)	25,783
21	VeriSign, Inc. (a)	823
142	Yahoo!, Inc. (a)	2,828

		38,539

	IT Services — 3.9%
87	Accenture plc, (Ireland), Class A	5,798
66	Automatic Data Processing, Inc.	3,779
41	Cognizant Technology Solutions Corp., Class A (a)	3,036
21	Computer Sciences Corp.	850
34	Fidelity National Information Services, Inc.	1,185
18	Fiserv, Inc. (a)	1,440
145	International Business Machines Corp.	27,783
15	MasterCard, Inc., Class A	7,169
44	Paychex, Inc.	1,376
39	SAIC, Inc.	439
23	Teradata Corp. (a)	1,429
22	Total System Services, Inc.	470
71	Visa, Inc., Class A	10,791
81	Western Union Co. (The)	1,109

		66,654

	Office Electronics — 0.1%
173	Xerox Corp.	1,177

	Semiconductors & Semiconductor Equipment — 2.0%
83	Advanced Micro Devices, Inc. (a)	198
44	Altera Corp.	1,508
41	Analog Devices, Inc.	1,731
164	Applied Materials, Inc.	1,871
71	Broadcom Corp., Class A (a)	2,353
8	First Solar, Inc. (a)	253
680	Intel Corp.	14,018
23	KLA-Tencor Corp.	1,086
23	Lam Research Corp. (a)	845
32	Linear Technology Corp.	1,084
76	LSI Corp. (a)	535

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
27	Microchip Technology, Inc.	866
139	Micron Technology, Inc. (a)	883
85	NVIDIA Corp.	1,049
26	Teradyne, Inc. (a)	433
153	Texas Instruments, Inc.	4,736
36	Xilinx, Inc.	1,279

		34,728

	Software — 3.5%
68	Adobe Systems, Inc. (a)	2,547
31	Autodesk, Inc. (a)	1,085
19	BMC Software, Inc. (a)	772
46	CA, Inc.	1,006
25	Citrix Systems, Inc. (a)	1,677
42	Electronic Arts, Inc. (a)	606
38	Intuit, Inc.	2,261
1,034	Microsoft Corp.	27,650
513	Oracle Corp.	17,103
26	Red Hat, Inc. (a)	1,398
18	Salesforce.com, Inc. (a)	2,999
95	Symantec Corp. (a)	1,782

		60,886

	Total Information Technology	331,338

	Materials — 3.6%
	Chemicals — 2.5%
29	Air Products & Chemicals, Inc.	2,442
10	Airgas, Inc.	876
9	CF Industries Holdings, Inc.	1,744
164	Dow Chemical Co. (The)	5,293
127	E.I. du Pont de Nemours & Co.	5,726
21	Eastman Chemical Co.	1,425
36	Ecolab, Inc.	2,588
19	FMC Corp.	1,098
11	International Flavors & Fragrances, Inc.	741
52	LyondellBasell Industries N.V., (Netherlands), Class A	2,960
73	Monsanto Co.	6,910
38	Mosaic Co. (The)	2,140
21	PPG Industries, Inc.	2,834
41	Praxair, Inc.	4,441
12	Sherwin-Williams Co. (The)	1,798
16	Sigma-Aldrich Corp.	1,209

		44,225

	Construction Materials — 0.1%
18	Vulcan Materials Co.	921

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.1%
21	Ball Corp.	940
14	Bemis Co., Inc.	472
22	Owens-Illinois, Inc. (a)	478
27	Sealed Air Corp.	465

		2,355

	Metals & Mining — 0.7%
146	Alcoa, Inc.	1,265
15	Allegheny Technologies, Inc.	445
19	Cliffs Natural Resources, Inc.	751
130	Freeport-McMoRan Copper & Gold, Inc.	4,434
68	Newmont Mining Corp.	3,148
43	Nucor Corp.	1,873
20	United States Steel Corp.	470

		12,386

	Paper & Forest Products — 0.2%
60	International Paper Co.	2,389
24	MeadWestvaco Corp.	761

		3,150

	Total Materials	63,037

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 2.8%
776	AT&T, Inc.	26,147
85	CenturyLink, Inc.	3,335
136	Frontier Communications Corp.	584
390	Verizon Communications, Inc.	16,863
80	Windstream Corp.	665

		47,594

	Wireless Telecommunication Services — 0.3%
40	Crown Castle International Corp. (a)	2,889
43	MetroPCS Communications, Inc. (a)	430
410	Sprint Nextel Corp. (a)	2,326

		5,645

	Total Telecommunication Services	53,239

	Utilities — 3.5%
	Electric Utilities — 2.0%
66	American Electric Power Co., Inc.	2,828
96	Duke Energy Corp.	6,136
44	Edison International	2,011
24	Entergy Corp.	1,547
117	Exelon Corp.	3,469
57	FirstEnergy Corp.	2,385
58	NextEra Energy, Inc.	3,999
43	Northeast Utilities	1,675

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Electric Utilities — Continued
31	Pepco Holdings, Inc.	614
15	Pinnacle West Capital Corp.	764
79	PPL Corp.	2,274
119	Southern Co. (The)	5,110
67	Xcel Energy, Inc.	1,779

		34,591

	Gas Utilities — 0.1%
16	AGL Resources, Inc.	643
28	ONEOK, Inc.	1,194

		1,837

	Independent Power Producers & Energy Traders — 0.1%
84	AES Corp. (The)	902
44	NRG Energy, Inc.	1,012

		1,914

	Multi-Utilities — 1.3%
33	Ameren Corp.	1,018
58	CenterPoint Energy, Inc.	1,124
36	CMS Energy Corp.	879
40	Consolidated Edison, Inc.	2,221
78	Dominion Resources, Inc.	4,065
23	DTE Energy Co.	1,411
11	Integrys Energy Group, Inc.	555

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
42	NiSource, Inc.	1,053
59	PG&E Corp.	2,359
69	Public Service Enterprise Group, Inc.	2,114
18	SCANA Corp.	821
31	Sempra Energy	2,179
28	TECO Energy, Inc.	466
31	Wisconsin Energy Corp.	1,158

		21,423

	Total Utilities	59,765

	Total Common Stocks (Cost $776,442)	1,739,821

Short-Term Investment — 0.5%
	Investment Company — 0.5%
9,041	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $9,041)	9,041

	Total Investments — 100.7% (Cost $785,483)	1,748,862
	Liabilities in Excess of Other Assets — (0.7)%	(11,675)

	NET ASSETS — 100.0%	$1,737,187

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
32	E-mini S&P 500	03/15/13	$2,272	$14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 14.2%
	Auto Components — 0.1%
13	Drew Industries, Inc.	417
23	Spartan Motors, Inc.	114
14	Standard Motor Products, Inc.	310
17	Superior Industries International, Inc.	340

		1,181

	Automobiles — 0.4%
110	Thor Industries, Inc.	4,101
20	Winnebago Industries, Inc. (a)	348

		4,449

	Distributors — 0.5%
167	LKQ Corp. (a)	3,534
68	Pool Corp.	2,869
12	VOXX International Corp. (a)	84

		6,487

	Diversified Consumer Services — 1.0%
14	American Public Education, Inc. (a)	514
11	Capella Education Co. (a)	309
37	Career Education Corp. (a)	132
86	Coinstar, Inc. (a)	4,470
60	Corinthian Colleges, Inc. (a)	146
29	DeVry, Inc.	698
50	Hillenbrand, Inc.	1,121
2	ITT Educational Services, Inc. (a)	38
12	Lincoln Educational Services Corp.	68
20	Matthews International Corp., Class A	646
277	Service Corp. International	3,828
15	Universal Technical Institute, Inc.	152

		12,122

	Hotels, Restaurants & Leisure — 2.2%
78	Bally Technologies, Inc. (a)	3,473
1	Biglari Holdings, Inc. (a)	400
21	Bob Evans Farms, Inc.	842
38	Boyd Gaming Corp. (a)	251
152	Brinker International, Inc.	4,724
14	CEC Entertainment, Inc.	474
21	Cheesecake Factory, Inc. (The)	680
56	Cracker Barrel Old Country Store, Inc.	3,622
12	DineEquity, Inc. (a)	785
21	International Speedway Corp., Class A	569
28	Interval Leisure Group, Inc.	542
9	Life Time Fitness, Inc. (a)	420
14	Marcus Corp.	177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
53	Marriott Vacations Worldwide Corp. (a)	2,192
6	Monarch Casino & Resort, Inc. (a)	65
19	Multimedia Games Holding Co., Inc. (a)	276
18	Panera Bread Co., Class A (a)	2,865
13	Papa John’s International, Inc. (a)	717
44	Pinnacle Entertainment, Inc. (a)	698
9	Red Robin Gourmet Burgers, Inc. (a)	304
45	Ruby Tuesday, Inc. (a)	357
25	Ruth’s Hospitality Group, Inc. (a)	179
47	Scientific Games Corp., Class A (a)	410
39	SHFL Entertainment, Inc. (a)	570
42	Sonic Corp. (a)	435
29	Texas Roadhouse, Inc.	483

		26,510

	Household Durables — 1.9%
28	American Greetings Corp., Class A	471
8	Blyth, Inc.	117
18	Ethan Allen Interiors, Inc.	463
22	Helen of Troy Ltd., (Bermuda) (a)	746
19	iRobot Corp. (a)	353
100	Jarden Corp. (a)	5,167
36	La-Z-Boy, Inc.	516
13	M/I Homes, Inc. (a)	344
72	MDC Holdings, Inc.	2,635
17	Mohawk Industries, Inc. (a)	1,524
5	NVR, Inc. (a)	4,903
114	Standard Pacific Corp. (a)	838
31	Tempur-Pedic International, Inc. (a)	982
57	Toll Brothers, Inc. (a)	1,843
31	Tupperware Brands Corp.	2,016
7	Universal Electronics, Inc. (a)	126

		23,044

	Internet & Catalog Retail — 0.1%
10	Blue Nile, Inc. (a)	375
20	Nutrisystem, Inc.	164
16	PetMed Express, Inc.	173

		712

	Leisure Equipment & Products — 0.7%
9	Arctic Cat, Inc. (a)	300
75	Brunswick Corp.	2,194
46	Callaway Golf Co.	298
19	JAKKS Pacific, Inc.	234
24	Polaris Industries, Inc.	2,008
74	Sturm Ruger & Co., Inc.	3,355

		8,389

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Media — 0.7%
42	AMC Networks, Inc., Class A (a)	2,066
9	Arbitron, Inc.	438
55	Cinemark Holdings, Inc.	1,423
19	Digital Generation, Inc. (a)	208
22	E.W. Scripps Co., Class A (a)	234
31	Harte-Hanks, Inc.	182
7	John Wiley & Sons, Inc., Class A	280
9	Meredith Corp.	298
18	Scholastic Corp.	525
140	Valassis Communications, Inc.	3,622

		9,276

	Multiline Retail — 0.0% (g)
27	Fred’s, Inc., Class A	356
29	Tuesday Morning Corp. (a)	184

		540

	Specialty Retail — 4.7%
30	Aaron’s, Inc.	861
31	Advance Auto Parts, Inc.	2,223
9	Aeropostale, Inc. (a)	114
275	American Eagle Outfitters, Inc.	5,641
119	ANN, Inc. (a)	4,039
137	Ascena Retail Group, Inc. (a)	2,526
29	Barnes & Noble, Inc. (a)	435
21	Big 5 Sporting Goods Corp.	278
30	Brown Shoe Co., Inc.	557
30	Buckle, Inc. (The)	1,356
22	Cato Corp. (The), Class A	596
201	Chico’s FAS, Inc.	3,716
25	Christopher & Banks Corp. (a)	136
8	Coldwater Creek, Inc. (a)	40
57	Dick’s Sporting Goods, Inc.	2,614
207	Foot Locker, Inc.	6,651
29	Genesco, Inc. (a)	1,587
25	Group 1 Automotive, Inc.	1,557
17	Guess?, Inc.	420
12	Haverty Furniture Cos., Inc.	203
46	Hibbett Sports, Inc. (a)	2,414
30	Hot Topic, Inc.	286
10	Kirkland’s, Inc. (a)	105
15	Lithia Motors, Inc., Class A	570
70	Lumber Liquidators Holdings, Inc. (a)	3,699
15	MarineMax, Inc. (a)	135
8	Men’s Wearhouse, Inc. (The)	240
196	Office Depot, Inc. (a)	644
60	OfficeMax, Inc.	585

SHARES		SECURITY DESCRIPTION	VALUE($)

		Specialty Retail — Continued
35		Pep Boys-Manny Moe & Jack (The)	348
—	(h)	PetSmart, Inc.	1
24		Rent-A-Center, Inc.	840
11		rue21, Inc. (a)	314
163		Select Comfort Corp. (a)	4,264
16		Signet Jewelers Ltd., (Bermuda)	849
27		Sonic Automotive, Inc., Class A	556
22		Stage Stores, Inc.	540
18		Stein Mart, Inc.	134
17		Tractor Supply Co.	1,469
12		Vitamin Shoppe, Inc. (a)	673
83		Williams-Sonoma, Inc.	3,613
19		Zale Corp. (a)	79

			57,908

		Textiles, Apparel & Luxury Goods — 1.9%
87		Carter’s, Inc. (a)	4,861
88		Crocs, Inc. (a)	1,262
147		Hanesbrands, Inc. (a)	5,270
16		Iconix Brand Group, Inc. (a)	357
19		K-Swiss, Inc., Class A (a)	64
16		Maidenform Brands, Inc. (a)	318
12		Movado Group, Inc.	381
10		Oxford Industries, Inc.	454
8		Perry Ellis International, Inc.	159
42		PVH Corp.	4,713
86		Quiksilver, Inc. (a)	366
28		Skechers U.S.A., Inc., Class A (a)	511
74		Steven Madden Ltd. (a)	3,135
18		True Religion Apparel, Inc.	450
22		Warnaco Group, Inc. (The) (a)	1,583

			23,884

		Total Consumer Discretionary	174,502

		Consumer Staples — 3.9%
		Beverages — 0.1%
7		Boston Beer Co., Inc. (The), Class A (a)	881

		Food & Staples Retailing — 0.5%
13		Andersons, Inc. (The)	554
36		Casey’s General Stores, Inc.	1,911
35		Harris Teeter Supermarkets, Inc.	1,358
9		Nash Finch Co.	182
1,330		Rite Aid Corp. (a)	1,809
15		Spartan Stores, Inc.	231
146		SUPERVALU, Inc.	361

			6,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Food Products — 2.4%
25	B&G Foods, Inc.	700
8	Calavo Growers, Inc.	207
10	Cal-Maine Foods, Inc.	404
44	Darling International, Inc. (a)	706
15	Diamond Foods, Inc.	206
100	Green Mountain Coffee Roasters, Inc. (a)	4,131
35	Hain Celestial Group, Inc. (The) (a)	1,897
73	Hillshire Brands Co.	2,061
64	Ingredion, Inc.	4,128
10	J&J Snack Foods Corp.	639
12	Lancaster Colony Corp.	804
17	Post Holdings, Inc. (a)	592
39	Ralcorp Holdings, Inc. (a)	3,497
59	Sanderson Farms, Inc.	2,786
6	Seneca Foods Corp., Class A (a)	184
244	Smithfield Foods, Inc. (a)	5,263
33	Snyders-Lance, Inc.	795
18	Tootsie Roll Industries, Inc.	474

		29,474

	Household Products — 0.7%
34	Central Garden & Pet Co., Class A (a)	356
86	Church & Dwight Co., Inc.	4,604
37	Energizer Holdings, Inc.	2,999
12	WD-40 Co.	552

		8,511

	Personal Products — 0.1%
10	Inter Parfums, Inc.	204
10	Medifast, Inc. (a)	257
35	Prestige Brands Holdings, Inc. (a)	710

		1,171

	Tobacco — 0.1%
60	Alliance One International, Inc. (a)	217
17	Universal Corp.	829

		1,046

	Total Consumer Staples	47,489

	Energy — 5.1%
	Energy Equipment & Services — 2.9%
27	Atwood Oceanics, Inc. (a)	1,228
22	Basic Energy Services, Inc. (a)	247
65	Bristow Group, Inc.	3,496
18	Dril-Quip, Inc. (a)	1,295
9	Geospace Technologies Corp. (a)	778
10	Gulf Island Fabrication, Inc.	230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
248	Helix Energy Solutions Group, Inc. (a)	5,123
22	Hornbeck Offshore Services, Inc. (a)	749
25	ION Geophysical Corp. (a)	165
10	Lufkin Industries, Inc.	590
14	Matrix Service Co. (a)	164
66	Oceaneering International, Inc.	3,537
83	Oil States International, Inc. (a)	5,920
71	Patterson-UTI Energy, Inc.	1,328
42	Pioneer Energy Services Corp. (a)	305
15	SEACOR Holdings, Inc.	1,235
139	Superior Energy Services, Inc. (a)	2,870
53	TETRA Technologies, Inc. (a)	404
88	Tidewater, Inc.	3,920
66	Unit Corp. (a)	2,992

		36,576

	Oil, Gas & Consumable Fuels — 2.2%
32	Bill Barrett Corp. (a)	561
26	Carrizo Oil & Gas, Inc. (a)	537
8	Cimarex Energy Co.	488
14	Cloud Peak Energy, Inc. (a)	272
34	Comstock Resources, Inc. (a)	513
9	Contango Oil & Gas Co.	402
25	Energen Corp.	1,106
225	HollyFrontier Corp.	10,484
59	Northern Oil and Gas, Inc. (a)	988
21	PDC Energy, Inc. (a)	690
32	Penn Virginia Corp.	140
40	PetroQuest Energy, Inc. (a)	196
102	Plains Exploration & Production Co. (a)	4,765
82	Quicksilver Resources, Inc. (a)	233
98	Rosetta Resources, Inc. (a)	4,430
51	Stone Energy Corp. (a)	1,047

		26,852

	Total Energy	63,428

	Financials — 20.6%
	Capital Markets — 2.1%
31	Affiliated Managers Group, Inc. (a)	4,095
406	Apollo Investment Corp.	3,397
14	Calamos Asset Management, Inc., Class A	145
62	Eaton Vance Corp.	1,985
66	Federated Investors, Inc., Class B	1,338
6	Financial Engines, Inc. (a)	178
21	HFF, Inc., Class A	316
29	Investment Technology Group, Inc. (a)	259

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Capital Markets — Continued
112	Jefferies Group, Inc.	2,080
11	Piper Jaffray Cos. (a)	338
396	Prospect Capital Corp.	4,301
62	Raymond James Financial, Inc.	2,396
73	SEI Investments Co.	1,694
15	Stifel Financial Corp. (a)	472
20	SWS Group, Inc. (a)	105
6	Virtus Investment Partners, Inc. (a)	717
44	Waddell & Reed Financial, Inc., Class A	1,515

		25,331

	Commercial Banks — 4.2%
237	Associated Banc-Corp.	3,110
149	BancorpSouth, Inc.	2,161
88	Bank of Hawaii Corp.	3,876
20	Bank of the Ozarks, Inc.	664
12	Banner Corp.	376
55	BBCN Bancorp, Inc.	636
56	Boston Private Financial Holdings, Inc.	500
58	Cathay General Bancorp	1,124
11	City Holding Co.	368
16	City National Corp.	805
28	Columbia Banking System, Inc.	502
51	Commerce Bancshares, Inc.	1,778
30	Community Bank System, Inc.	820
18	Cullen/Frost Bankers, Inc.	993
61	CVB Financial Corp.	639
242	East West Bancorp, Inc.	5,197
12	First Bancorp (a)	54
74	First Commonwealth Financial Corp.	502
40	First Financial Bancorp	591
22	First Financial Bankshares, Inc.	855
52	First Midwest Bancorp, Inc.	650
209	First Niagara Financial Group, Inc.	1,655
97	FirstMerit Corp.	1,372
42	FNB Corp.	451
306	Fulton Financial Corp.	2,942
50	Glacier Bancorp, Inc.	737
22	Hanmi Financial Corp. (a)	294
15	Home Bancshares, Inc.	501
15	Independent Bank Corp.	428
37	International Bancshares Corp.	661
50	National Penn Bancshares, Inc.	466
25	NBT Bancorp, Inc.	512
35	Old National Bancorp	411
24	PacWest Bancorp	586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
24	Pinnacle Financial Partners, Inc. (a)	459
17	PrivateBancorp, Inc.	266
17	Prosperity Bancshares, Inc.	723
20	S&T Bancorp, Inc.	356
12	Simmons First National Corp., Class A	299
21	Sterling Bancorp	191
72	Susquehanna Bancshares, Inc.	757
87	Texas Capital Bancshares, Inc. (a)	3,921
8	Tompkins Financial Corp.	303
57	Trustmark Corp.	1,279
18	UMB Financial Corp.	780
129	Umpqua Holdings Corp.	1,524
13	United Community Banks, Inc. (a)	124
117	Webster Financial Corp.	2,410
12	Westamerica Bancorp	527
43	Wilshire Bancorp, Inc. (a)	251
9	Wintrust Financial Corp.	347

		51,734

	Consumer Finance — 0.5%
39	Cash America International, Inc.	1,539
15	Encore Capital Group, Inc. (a)	459
79	Ezcorp, Inc., Class A (a)	1,566
6	First Cash Financial Services, Inc. (a)	294
11	Portfolio Recovery Associates, Inc. (a)	1,221
10	World Acceptance Corp. (a)	758

		5,837

	Diversified Financial Services — 0.3%
30	CBOE Holdings, Inc.	892
32	Interactive Brokers Group, Inc., Class A	434
5	MarketAxess Holdings, Inc.	194
68	MSCI, Inc. (a)	2,102

		3,622

	Insurance — 3.8%
10	Alleghany Corp. (a)	3,442
45	American Financial Group, Inc.	1,769
13	AMERISAFE, Inc. (a)	344
92	Aspen Insurance Holdings Ltd., (Bermuda)	2,949
15	eHealth, Inc. (a)	419
28	Employers Holdings, Inc.	585
67	Everest Re Group Ltd., (Bermuda)	7,361
242	Fidelity National Financial, Inc., Class A	5,703
158	First American Financial Corp.	3,809
25	Hanover Insurance Group, Inc. (The)	984
139	HCC Insurance Holdings, Inc.	5,173

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Insurance — Continued
28	Horace Mann Educators Corp.	552
9	Infinity Property & Casualty Corp.	515
35	Kemper Corp.	1,031
37	Meadowbrook Insurance Group, Inc.	213
31	National Financial Partners Corp. (a)	531
9	Navigators Group, Inc. (The) (a)	446
30	ProAssurance Corp.	1,259
166	Protective Life Corp.	4,745
41	Reinsurance Group of America, Inc.	2,202
4	RLI Corp.	230
10	Safety Insurance Group, Inc.	484
39	Selective Insurance Group, Inc.	744
14	StanCorp Financial Group, Inc.	496
14	Stewart Information Services Corp.	355
27	Tower Group, Inc.	482
15	United Fire Group, Inc.	318

		47,141

	Real Estate Investment Trusts (REITs) — 8.8%
31	Acadia Realty Trust	776
44	Alexandria Real Estate Equities, Inc.	3,034
63	American Campus Communities, Inc.	2,917
109	BioMed Realty Trust, Inc.	2,101
55	BRE Properties, Inc.	2,771
57	Camden Property Trust	3,860
50	Cedar Realty Trust, Inc.	262
62	Colonial Properties Trust	1,324
51	Corporate Office Properties Trust	1,284
72	Cousins Properties, Inc.	597
132	DiamondRock Hospitality Co.	1,192
188	Duke Realty Corp.	2,605
20	EastGroup Properties, Inc.	1,072
33	EPR Properties	1,522
43	Equity One, Inc.	897
25	Essex Property Trust, Inc.	3,640
73	Extra Space Storage, Inc.	2,664
45	Federal Realty Investment Trust	4,687
51	Franklin Street Properties Corp.	626
18	Getty Realty Corp.	334
27	Government Properties Income Trust	649
54	Healthcare Realty Trust, Inc.	1,303
52	Highwoods Properties, Inc.	1,755
35	Home Properties, Inc.	2,130
87	Hospitality Properties Trust	2,040
55	Inland Real Estate Corp.	458
52	Kilroy Realty Corp.	2,446

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
44	Kite Realty Group Trust	244
61	LaSalle Hotel Properties	1,560
72	Lexington Realty Trust	748
82	Liberty Property Trust	2,943
21	LTC Properties, Inc.	754
93	Macerich Co. (The)	5,448
62	Mack-Cali Realty Corp.	1,616
96	Medical Properties Trust, Inc.	1,143
29	Mid-America Apartment Communities, Inc.	1,874
75	National Retail Properties, Inc.	2,354
75	Omega Healthcare Investors, Inc.	1,779
15	Parkway Properties, Inc.	212
41	Pennsylvania Real Estate Investment Trust	718
38	Post Properties, Inc.	1,891
28	Potlatch Corp.	1,114
13	PS Business Parks, Inc.	848
86	Rayonier, Inc.	4,438
94	Realty Income Corp.	3,792
63	Regency Centers Corp.	2,971
25	Sabra Health Care REIT, Inc.	551
8	Saul Centers, Inc.	359
123	Senior Housing Properties Trust	2,911
63	SL Green Realty Corp.	4,843
21	Sovran Self Storage, Inc.	1,325
65	Tanger Factory Outlet Centers	2,233
41	Taubman Centers, Inc.	3,261
177	UDR, Inc.	4,198
9	Universal Health Realty Income Trust	438
16	Urstadt Biddle Properties, Inc., Class A	322
85	Weingarten Realty Investors	2,287

		108,121

	Real Estate Management & Development — 0.3%
30	Alexander & Baldwin, Inc. (a)	874
24	Forestar Group, Inc. (a)	417
31	Jones Lang LaSalle, Inc.	2,588

		3,879

	Thrifts & Mortgage Finance — 0.6%
46	Astoria Financial Corp.	426
30	Bank Mutual Corp.	130
48	Brookline Bancorp, Inc.	409
20	Dime Community Bancshares, Inc.	272
205	New York Community Bancorp, Inc.	2,689
68	Northwest Bancshares, Inc.	822
40	Oritani Financial Corp.	607
38	Provident Financial Services, Inc.	563

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Thrifts & Mortgage Finance — Continued
63	Trustco Bank Corp.	335
23	ViewPoint Financial Group, Inc.	485
76	Washington Federal, Inc.	1,287

		8,025

	Total Financials	253,690

	Health Care — 9.4%
	Biotechnology — 2.1%
29	Acorda Therapeutics, Inc. (a)	709
44	ArQule, Inc. (a)	122
45	Cubist Pharmaceuticals, Inc. (a)	1,897
18	Emergent Biosolutions, Inc. (a)	282
30	Momenta Pharmaceuticals, Inc. (a)	358
47	Regeneron Pharmaceuticals, Inc. (a)	8,099
50	Savient Pharmaceuticals, Inc. (a)	53
37	Spectrum Pharmaceuticals, Inc.	413
95	United Therapeutics Corp. (a)	5,084
200	Vertex Pharmaceuticals, Inc. (a)	8,387

		25,404

	Health Care Equipment & Supplies — 2.5%
16	Abaxis, Inc.	578
26	ABIOMED, Inc. (a)	345
9	Analogic Corp.	640
14	Cantel Medical Corp.	429
19	CONMED Corp.	544
27	Cooper Cos., Inc. (The)	2,499
19	CryoLife, Inc.	117
1	Cyberonics, Inc. (a)	56
16	Greatbatch, Inc. (a)	373
137	Hill-Rom Holdings, Inc.	3,890
23	Hologic, Inc. (a)	460
9	ICU Medical, Inc. (a)	535
33	IDEXX Laboratories, Inc. (a)	3,039
22	Invacare Corp.	353
14	Masimo Corp.	289
30	Meridian Bioscience, Inc.	611
30	Merit Medical Systems, Inc. (a)	412
18	Natus Medical, Inc. (a)	205
17	Neogen Corp. (a)	785
30	NuVasive, Inc. (a)	463
13	Palomar Medical Technologies, Inc. (a)	122
177	ResMed, Inc.	7,346
57	STERIS Corp.	1,985
9	SurModics, Inc. (a)	194
24	Symmetry Medical, Inc. (a)	253

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
37	Teleflex, Inc.	2,641
27	Thoratec Corp. (a)	1,009

		30,173

	Health Care Providers & Services — 3.2%
21	Air Methods Corp.	782
6	Almost Family, Inc.	115
21	Amedisys, Inc. (a)	239
27	AMN Healthcare Services, Inc. (a)	316
22	AmSurg Corp. (a)	669
17	Bio-Reference Labs, Inc. (a)	500
22	Centene Corp. (a)	908
5	Chemed Corp.	357
194	Community Health Systems, Inc.	5,976
5	Corvel Corp. (a)	208
21	Cross Country Healthcare, Inc. (a)	99
11	Ensign Group, Inc. (The)	312
21	Gentiva Health Services, Inc. (a)	208
25	Hanger, Inc. (a)	697
168	Health Management Associates, Inc., Class A (a)	1,565
181	Health Net, Inc. (a)	4,409
23	Healthways, Inc. (a)	242
62	Henry Schein, Inc. (a)	5,012
12	IPC The Hospitalist Co., Inc. (a)	475
37	Kindred Healthcare, Inc. (a)	395
6	Landauer, Inc.	397
11	LHC Group, Inc. (a)	228
16	Magellan Health Services, Inc. (a)	786
27	MEDNAX, Inc. (a)	2,145
24	Molina Healthcare, Inc. (a)	637
9	MWI Veterinary Supply, Inc. (a)	987
178	Omnicare, Inc.	6,410
57	Owens & Minor, Inc.	1,628
20	PharMerica Corp. (a)	286
10	PSS World Medical, Inc. (a)	301
32	Universal Health Services, Inc., Class B	1,559
15	VCA Antech, Inc. (a)	319

		39,167

	Health Care Technology — 0.1%
5	Allscripts Healthcare Solutions, Inc. (a)	44
8	Computer Programs & Systems, Inc.	384
14	HealthStream, Inc. (a)	333
15	Medidata Solutions, Inc. (a)	601
23	Omnicell, Inc. (a)	336

		1,698

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Life Sciences Tools & Services — 0.8%
50	Affymetrix, Inc. (a)	157
26	Cambrex Corp. (a)	295
88	Charles River Laboratories International, Inc. (a)	3,293
22	Covance, Inc. (a)	1,263
22	Enzo Biochem, Inc. (a)	59
26	Luminex Corp. (a)	436
4	Mettler-Toledo International, Inc. (a)	819
113	PAREXEL International Corp. (a)	3,353

		9,675

	Pharmaceuticals — 0.7%
151	Endo Health Solutions, Inc. (a)	3,976
7	Hi-Tech Pharmacal Co., Inc.	257
12	Medicines Co. (The) (a)	291
114	Questcor Pharmaceuticals, Inc.	3,035
28	Salix Pharmaceuticals Ltd. (a)	1,143
14	ViroPharma, Inc. (a)	314

		9,016

	Total Health Care	115,133

	Industrials — 16.5%
	Aerospace & Defense — 1.5%
28	AAR Corp.	514
13	Aerovironment, Inc. (a)	281
69	Alliant Techsystems, Inc.	4,289
6	American Science & Engineering, Inc.	412
80	B/E Aerospace, Inc. (a)	3,975
12	Cubic Corp.	553
11	Engility Holdings, Inc. (a)	220
10	Esterline Technologies Corp. (a)	663
78	Exelis, Inc.	880
40	GenCorp, Inc. (a)	370
75	Huntington Ingalls Industries, Inc.	3,233
18	Moog, Inc., Class A (a)	734
4	National Presto Industries, Inc.	260
43	Orbital Sciences Corp. (a)	590
24	Triumph Group, Inc.	1,585

		18,559

	Air Freight & Logistics — 0.2%
20	Forward Air Corp.	705
10	Hub Group, Inc., Class A (a)	324
72	UTi Worldwide, Inc.	962

		1,991

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.0%
132	Alaska Air Group, Inc. (a)	5,707
27	Allegiant Travel Co.	2,005
731	JetBlue Airways Corp. (a)	4,174
36	SkyWest, Inc.	447

		12,333

	Building Products — 0.7%
65	A.O. Smith Corp.	4,119
12	AAON, Inc.	259
20	Apogee Enterprises, Inc.	478
13	Gibraltar Industries, Inc. (a)	215
31	Griffon Corp.	360
42	Lennox International, Inc.	2,217
19	NCI Building Systems, Inc. (a)	269
25	Quanex Building Products Corp.	514
13	Universal Forest Products, Inc.	513

		8,944

	Commercial Services & Supplies — 1.6%
32	ABM Industries, Inc.	648
34	Brink’s Co. (The)	969
7	Consolidated Graphics, Inc. (a)	249
156	Copart, Inc. (a)	4,588
49	Corrections Corp. of America	1,721
38	Deluxe Corp.	1,225
13	G&K Services, Inc., Class A	453
57	GEO Group, Inc. (The)	1,496
1	Healthcare Services Group, Inc.	18
12	Herman Miller, Inc.	261
21	HNI Corp.	641
41	Interface, Inc.	658
22	Mine Safety Appliances Co.	933
25	Mobile Mini, Inc. (a)	520
128	R.R. Donnelley & Sons Co.	1,151
30	Sykes Enterprises, Inc. (a)	456
56	Tetra Tech, Inc. (a)	1,482
11	UniFirst Corp.	816
24	United Stationers, Inc.	732
14	Viad Corp.	373

		19,390

	Construction & Engineering — 1.7%
203	AECOM Technology Corp. (a)	4,831
27	Aegion Corp. (a)	609
26	Comfort Systems USA, Inc.	311
25	Dycom Industries, Inc. (a)	492
99	EMCOR Group, Inc.	3,441

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Construction & Engineering — Continued
27	Granite Construction, Inc.	915
66	KBR, Inc.	1,969
19	Orion Marine Group, Inc. (a)	137
51	Shaw Group, Inc. (The) (a)	2,394
133	URS Corp.	5,222

		20,321

	Electrical Equipment — 2.0%
149	AMETEK, Inc.	5,584
18	AZZ, Inc.	684
23	Belden, Inc.	1,042
33	Brady Corp., Class A	1,110
13	Encore Wire Corp.	398
98	EnerSys, Inc. (a)	3,680
13	Franklin Electric Co., Inc.	832
146	General Cable Corp. (a)	4,427
31	Hubbell, Inc., Class B	2,598
10	II-VI, Inc. (a)	189
6	Powell Industries, Inc. (a)	250
54	Regal-Beloit Corp.	3,816
15	Vicor Corp. (a)	84

		24,694

	Industrial Conglomerates — 0.5%
101	Carlisle Cos., Inc.	5,952
9	Standex International Corp.	456

		6,408

	Machinery — 4.8%
132	Actuant Corp., Class A	3,672
129	AGCO Corp. (a)	6,337
19	Albany International Corp., Class A	439
15	Astec Industries, Inc.	486
89	Barnes Group, Inc.	1,993
35	Briggs & Stratton Corp.	741
6	Cascade Corp.	406
12	CIRCOR International, Inc.	475
79	Crane Co.	3,643
14	EnPro Industries, Inc. (a)	579
20	ESCO Technologies, Inc.	734
43	Federal Signal Corp. (a)	326
20	Gardner Denver, Inc.	1,383
45	IDEX Corp.	2,076
37	ITT Corp.	861
20	John Bean Technologies Corp.	347
41	Lincoln Electric Holdings, Inc.	2,014
9	Lindsay Corp.	702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — Continued
11	Lydall, Inc. (a)	161
27	Mueller Industries, Inc.	1,349
73	Oshkosh Corp. (a)	2,179
34	Robbins & Myers, Inc.	2,010
13	Tennant Co.	587
198	Terex Corp. (a)	5,572
45	Timken Co.	2,153
35	Toro Co. (The)	1,507
146	Trinity Industries, Inc.	5,222
39	Valmont Industries, Inc.	5,269
57	Wabtec Corp.	4,997
7	Watts Water Technologies, Inc., Class A	318

		58,538

	Marine — 0.0% (g)
19	Matson, Inc.	472

	Professional Services — 0.7%
9	CDI Corp.	148
38	Corporate Executive Board Co. (The)	1,810
21	Dolan Co. (The) (a)	81
10	Exponent, Inc. (a)	530
5	FTI Consulting, Inc. (a)	171
12	Heidrick & Struggles International, Inc.	184
16	Insperity, Inc.	535
20	Kelly Services, Inc., Class A	320
34	Korn/Ferry International (a)	534
43	Manpower, Inc.	1,821
35	Navigant Consulting, Inc. (a)	395
30	On Assignment, Inc. (a)	606
32	Resources Connection, Inc.	381
9	Towers Watson & Co., Class A	528
28	TrueBlue, Inc. (a)	448

		8,492

	Road & Rail — 1.2%
18	Arkansas Best Corp.	168
170	Avis Budget Group, Inc. (a)	3,373
20	Con-way, Inc.	550
40	Heartland Express, Inc.	517
74	J.B. Hunt Transport Services, Inc.	4,395
39	Kansas City Southern	3,274
34	Landstar System, Inc.	1,802
38	Old Dominion Freight Line, Inc. (a)	1,315

		15,394

	Trading Companies & Distributors — 0.6%
12	Applied Industrial Technologies, Inc.	501

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Trading Companies & Distributors — Continued
18	Kaman Corp.	669
24	MSC Industrial Direct Co., Inc., Class A	1,842
77	United Rentals, Inc. (a)	3,494
6	Watsco, Inc.	453

		6,959

	Total Industrials	202,495

	Information Technology — 16.3%
	Communications Equipment — 1.3%
176	Arris Group, Inc. (a)	2,625
8	Bel Fuse, Inc., Class B	151
12	Black Box Corp.	302
32	Ciena Corp. (a)	505
14	Comtech Telecommunications Corp.	352
17	Digi International, Inc. (a)	159
81	Harmonic, Inc. (a)	411
30	InterDigital, Inc.	1,240
38	Ixia (a)	637
19	NETGEAR, Inc. (a)	748
14	Oplink Communications, Inc. (a)	217
13	PC-Tel, Inc.	93
81	Plantronics, Inc.	2,978
344	Polycom, Inc. (a)	3,595
14	Procera Networks, Inc. (a)	256
79	Riverbed Technology, Inc. (a)	1,548
29	Symmetricom, Inc. (a)	170

		15,987

	Computers & Peripherals — 0.7%
20	Avid Technology, Inc. (a)	153
117	Diebold, Inc.	3,586
33	Electronics for Imaging, Inc. (a)	625
35	Intermec, Inc. (a)	341
16	Intevac, Inc. (a)	71
50	Lexmark International, Inc., Class A	1,155
99	NCR Corp. (a)	2,530
19	QLogic Corp. (a)	185
23	Super Micro Computer, Inc. (a)	237

		8,883

	Electronic Equipment, Instruments & Components — 2.7%
14	Agilysys, Inc. (a)	119
84	Avnet, Inc. (a)	2,560
10	Badger Meter, Inc.	475
42	Benchmark Electronics, Inc. (a)	697
27	Checkpoint Systems, Inc. (a)	291
14	Cognex Corp.	529

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — Continued
17	Coherent, Inc.	844
23	CTS Corp.	241
26	Daktronics, Inc.	288
13	DTS, Inc. (a)	221
17	Electro Scientific Industries, Inc.	174
13	FARO Technologies, Inc. (a)	454
74	FEI Co.	4,113
18	Gerber Scientific, Inc. (a) (i)	—
251	Ingram Micro, Inc., Class A (a)	4,253
32	Insight Enterprises, Inc. (a)	563
15	Littelfuse, Inc.	951
11	Measurement Specialties, Inc. (a)	362
21	Mercury Computer Systems, Inc. (a)	193
25	Methode Electronics, Inc.	253
11	MTS Systems Corp.	563
26	Newport Corp. (a)	344
29	OSI Systems, Inc. (a)	1,852
15	Park Electrochemical Corp.	377
36	Plexus Corp. (a)	936
16	Radisys Corp. (a)	49
20	Rofin-Sinar Technologies, Inc. (a)	434
11	Rogers Corp. (a)	552
20	ScanSource, Inc. (a)	647
70	SYNNEX Corp. (a)	2,396
41	Tech Data Corp. (a)	1,851
79	Trimble Navigation Ltd. (a)	4,723
36	TTM Technologies, Inc. (a)	327

		32,632

	Internet Software & Services — 2.0%
71	AOL, Inc. (a)	2,089
32	Blucora, Inc. (a)	495
25	comScore, Inc. (a)	343
30	Dealertrack Technologies, Inc. (a)	859
39	Dice Holdings, Inc. (a)	354
26	Digital River, Inc. (a)	368
34	Equinix, Inc. (a)	6,988
32	j2 Global, Inc.	980
33	LivePerson, Inc. (a)	440
15	LogMeIn, Inc. (a)	331
90	Monster Worldwide, Inc. (a)	506
42	NIC, Inc.	678
16	OpenTable, Inc. (a)	762
22	Perficient, Inc. (a)	261
24	QuinStreet, Inc. (a)	160

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Internet Software & Services — Continued
75	Rackspace Hosting, Inc. (a)	5,590
12	Stamps.com, Inc. (a)	298
64	United Online, Inc.	357
133	ValueClick, Inc. (a)	2,587
17	XO Group, Inc. (a)	163

		24,609

	IT Services — 3.5%
39	Acxiom Corp. (a)	682
35	Alliance Data Systems Corp. (a)	5,093
48	Broadridge Financial Solutions, Inc.	1,096
73	CACI International, Inc., Class A (a)	4,037
48	CIBER, Inc. (a)	159
156	Convergys Corp.	2,562
53	CoreLogic, Inc. (a)	1,435
23	CSG Systems International, Inc. (a)	427
63	DST Systems, Inc.	3,800
14	ExlService Holdings, Inc. (a)	375
10	Forrester Research, Inc.	273
123	Gartner, Inc. (a)	5,654
41	Global Payments, Inc.	1,880
97	Heartland Payment Systems, Inc.	2,854
23	Higher One Holdings, Inc. (a)	245
21	iGATE Corp. (a)	324
47	Jack Henry & Associates, Inc.	1,836
196	Lender Processing Services, Inc.	4,823
16	ManTech International Corp., Class A	425
14	MAXIMUS, Inc.	858
39	NeuStar, Inc., Class A (a)	1,632
21	TeleTech Holdings, Inc. (a)	367
57	VeriFone Systems, Inc. (a)	1,703
13	Virtusa Corp. (a)	214
2	WEX, Inc. (a)	120

		42,874

	Office Electronics — 0.1%
21	Zebra Technologies Corp., Class A (a)	806

	Semiconductors & Semiconductor Equipment — 2.6%
31	Advanced Energy Industries, Inc. (a)	423
148	Atmel Corp. (a)	970
23	ATMI, Inc. (a)	482
45	Brooks Automation, Inc.	366
16	Cabot Microelectronics Corp.	580
17	Ceva, Inc. (a)	270
114	Cirrus Logic, Inc. (a)	3,311
17	Cohu, Inc.	180

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — Continued
160		Cree, Inc. (a)	5,423
16		Cymer, Inc. (a)	1,413
347		Cypress Semiconductor Corp. (a)	3,764
12		Diodes, Inc. (a)	214
16		DSP Group, Inc. (a)	91
62		Entropic Communications, Inc. (a)	328
31		Exar Corp. (a)	274
86		Fairchild Semiconductor International, Inc. (a)	1,232
92		GT Advanced Technologies, Inc. (a)	279
4		Hittite Microwave Corp. (a)	233
103		Integrated Device Technology, Inc. (a)	748
43		Kopin Corp. (a)	144
52		Kulicke & Soffa Industries, Inc. (a)	626
—	(h)	Lam Research Corp. (a)	2
34		Micrel, Inc.	321
95		Microsemi Corp. (a)	2,005
24		MKS Instruments, Inc.	610
24		Monolithic Power Systems, Inc.	542
12		Nanometrics, Inc. (a)	172
17		Pericom Semiconductor Corp. (a)	133
35		Power Integrations, Inc.	1,176
71		RF Micro Devices, Inc. (a)	318
11		Rubicon Technology, Inc. (a)	70
23		Rudolph Technologies, Inc. (a)	305
23		Sigma Designs, Inc. (a)	119
10		Silicon Laboratories, Inc. (a)	438
160		Skyworks Solutions, Inc. (a)	3,243
29		STR Holdings, Inc. (a)	73
9		Supertex, Inc.	152
36		Tessera Technologies, Inc.	585
18		Ultratech, Inc. (a)	688
17		Volterra Semiconductor Corp. (a)	297

			32,600

		Software — 3.4%
22		Advent Software, Inc. (a)	471
57		ANSYS, Inc. (a)	3,820
31		Blackbaud, Inc.	711
26		Bottomline Technologies, Inc. (a)	684
448		Cadence Design Systems, Inc. (a)	6,057
13		CommVault Systems, Inc. (a)	890
12		Concur Technologies, Inc. (a)	801
27		Ebix, Inc. (c)	430
23		EPIQ Systems, Inc.	289
84		Fair Isaac Corp.	3,544
61		Informatica Corp. (a)	1,843

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Software — Continued
10	Interactive Intelligence Group, Inc. (a)	326
14	Manhattan Associates, Inc. (a)	840
34	Mentor Graphics Corp. (a)	587
6	MicroStrategy, Inc., Class A (a)	547
25	Monotype Imaging Holdings, Inc.	404
25	Netscout Systems, Inc. (a)	640
168	Parametric Technology Corp. (a)	3,781
18	Progress Software Corp. (a)	372
206	Rovi Corp. (a)	3,174
38	SolarWinds, Inc. (a)	1,990
4	Sourcefire, Inc. (a)	183
184	Synopsys, Inc. (a)	5,853
134	Take-Two Interactive Software, Inc. (a)	1,476
74	TIBCO Software, Inc. (a)	1,618
20	VASCO Data Security International, Inc. (a)	159
28	Websense, Inc. (a)	421

		41,911

	Total Information Technology	200,302

	Materials — 7.4%
	Chemicals — 3.3%
22	A Schulman, Inc.	638
63	Albemarle Corp.	3,942
16	American Vanguard Corp.	506
57	Ashland, Inc.	4,572
21	Balchem Corp.	772
47	Cabot Corp.	1,872
41	Calgon Carbon Corp. (a)	585
62	Cytec Industries, Inc.	4,281
84	H.B. Fuller Co.	2,938
6	Hawkins, Inc.	232
15	Koppers Holdings, Inc.	558
22	Kraton Performance Polymers, Inc. (a)	530
13	LSB Industries, Inc. (a)	459
18	Minerals Technologies, Inc.	712
21	NewMarket Corp.	5,400
63	Olin Corp.	1,362
20	OM Group, Inc. (a)	438
9	Quaker Chemical Corp.	475
158	RPM International, Inc.	4,645
3	Sensient Technologies Corp.	107
13	Stepan Co.	726
17	Tredegar Corp.	337
68	Valspar Corp.	4,264
15	Zep, Inc.	213

		40,564

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.6%
104	Eagle Materials, Inc.	6,110
42	Headwaters, Inc. (a)	363
9	Martin Marietta Materials, Inc.	885

		7,358

	Containers & Packaging — 0.8%
57	Greif, Inc., Class A	2,543
23	Myers Industries, Inc.	353
46	Packaging Corp. of America	1,772
31	Rock-Tenn Co., Class A	2,183
45	Silgan Holdings, Inc.	1,886
44	Sonoco Products Co.	1,303

		10,040

	Metals & Mining — 1.7%
11	AM Castle & Co. (a)	164
17	AMCOL International Corp.	532
40	Commercial Metals Co.	597
8	Haynes International, Inc.	436
26	Kaiser Aluminum Corp.	1,586
15	Materion Corp.	384
6	Olympic Steel, Inc.	134
86	Reliance Steel & Aluminum Co.	5,329
42	Royal Gold, Inc.	3,419
23	RTI International Metals, Inc. (a)	621
69	Steel Dynamics, Inc.	945
82	Stillwater Mining Co. (a)	1,053
85	SunCoke Energy, Inc. (a)	1,322
158	Worthington Industries, Inc.	4,118

		20,640

	Paper & Forest Products — 1.0%
16	Clearwater Paper Corp. (a)	628
8	Deltic Timber Corp.	579
65	Domtar Corp., (Canada)	5,428
28	KapStone Paper & Packaging Corp.	612
64	Louisiana-Pacific Corp. (a)	1,232
13	Neenah Paper, Inc.	370
30	PH Glatfelter Co.	526
57	Schweitzer-Mauduit International, Inc.	2,207
35	Wausau Paper Corp.	301

		11,883

	Total Materials	90,485

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.4%
6	Atlantic Tele-Network, Inc.	232
21	Cbeyond, Inc. (a)	194

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Diversified Telecommunication Services — Continued
139	Cincinnati Bell, Inc. (a)	762
29	General Communication, Inc., Class A (a)	275
11	Lumos Networks Corp.	109
22	Neutral Tandem, Inc.	57
106	tw telecom, inc. (a)	2,702

		4,331

	Wireless Telecommunication Services — 0.1%
11	NTELOS Holdings Corp.	142
70	Telephone & Data Systems, Inc.	1,552
15	USA Mobility, Inc.	173

		1,867

	Total Telecommunication Services	6,198

	Utilities — 4.3%
	Electric Utilities — 2.1%
5	ALLETE, Inc.	194
77	El Paso Electric Co.	2,454
110	Great Plains Energy, Inc.	2,231
139	Hawaiian Electric Industries, Inc.	3,495
63	IDACORP, Inc.	2,712
334	NV Energy, Inc.	6,068
48	OGE Energy Corp.	2,717
175	PNM Resources, Inc.	3,592
8	UNS Energy Corp.	347
68	Westar Energy, Inc.	1,953

		25,763

	Gas Utilities — 1.2%
80	Atmos Energy Corp.	2,814
16	Laclede Group, Inc. (The)	612
22	National Fuel Gas Co.	1,135
16	New Jersey Resources Corp.	634
19	Northwest Natural Gas Co.	835
266	Questar Corp.	5,259
5	South Jersey Industries, Inc.	237
43	Southwest Gas Corp.	1,815
59	UGI Corp.	1,921

		15,262

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.9%
77	Alliant Energy Corp.	3,397
64	Avista Corp.	1,531
35	Black Hills Corp.	1,274
11	CH Energy Group, Inc.	685
27	NorthWestern Corp.	944
125	Vectren Corp.	3,686

		11,517

	Water Utilities — 0.1%
14	American States Water Co.	654

	Total Utilities	53,196

	Total Common Stocks (Cost $975,469)	1,206,918

Short-Term Investments — 1.9%
	Investment Company — 1.8%
22,088	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m)	22,088

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,230	U.S. Treasury Bill, 0.060%, 02/14/13 (k) (n)	1,230

	Total Short-Term Investments (Cost $23,318)	23,318

SHARES
Investment of Cash Collateral for Securities on Loan — 0.0% (g)
	Investment Company — 0.0% (g)
367	JPMorgan Prime Money Market Fund, Capital Shares, 0.110% (b) (l) (Cost $367)	367

	Total Investments — 100.1% (Cost $999,154)	1,230,603
	Liabilities in Excess of Other Assets — (0.1)%	(1,042)

	NET ASSETS — 100.0%	$1,229,561

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	25

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
71	E-mini Russell 2000	03/15/13	$6,011	$129
165	S&P Mid Cap 400	03/15/13	16,799	164

				$293

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (Shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate. This security is included in an index in which the Fund, as an index fund, invests.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,716,996	$1,208,148
Investments in affiliates, at value	31,866	22,455

Total investment securities, at value	1,748,862	1,230,603
Cash	—	301
Receivables:
Investment securities sold	258	58
Fund shares sold	1,716	1,147
Dividends from non-affiliates	1,922	864
Dividends from affiliates	1	2
Securities lending income	—	1
Variation margin on futures contracts	220	495
Other	1	—	(a)

Total Assets	1,752,980	1,233,471

LIABILITIES:
Payables:
Due to custodian	13	—
Investment securities purchased	—	1,595
Collateral for securities lending program	—	367
Fund shares redeemed	14,836	1,349
Accrued liabilities:
Investment advisory fees	149	256
Administration fees	—	87
Shareholder servicing fees	13	61
Distribution fees	150	27
Custodian and accounting fees	13	15
Trustees’ and Chief Compliance Officer’s fees	—	5
Other	619	148

Total Liabilities	15,793	3,910

Net Assets	$1,737,187	$1,229,561

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid-in-Capital	$860,798	$998,104
Accumulated undistributed (distributions in excess of) net investment income	267	642
Accumulated net realized gains (losses)	(87,271)	(927)
Net unrealized appreciation (depreciation)	963,393	231,742

Total Net Assets	$1,737,187	$1,229,561

Net Assets:
Class A	$522,261	$68,627
Class B	13,073	2,622
Class C	49,340	14,044
Class R2	—	5,596
Select Class	1,152,513	1,138,672

Total	$1,737,187	$1,229,561

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	16,147	6,508
Class B	406	259
Class C	1,532	1,449
Class R2	—	534
Select Class	35,622	107,360

Net Asset Value (a):
Class A — Redemption price per share	$32.34	$10.55
Class B — Offering price per share (b)	32.24	10.14
Class C — Offering price per share (b)	32.21	9.69
Class R2 — Offering and redemption price per share	—	10.47
Select Class — Offering and redemption price per share	32.35	10.61
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$34.13	$11.13

Cost of investments in non-affiliates	$763,861	$976,699
Cost of investments in affiliates	21,622	22,455
Value of securities on loan	—	364

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1
Dividend income from non-affiliates	21,917	11,968
Dividend income from affiliates	327	13
Income from securities lending (net)	—	6

Total investment income	22,244	11,988

EXPENSES:
Investment advisory fees	2,233	1,531
Administration fees	770	528
Distribution fees:
Class A	663	83
Class B	52	11
Class C	177	47
Class R2	—	13
Shareholder servicing fees:
Class A	663	83
Class B	17	4
Class C	59	16
Class R2	—	6
Select Class	1,494	1,423
Custodian and accounting fees	48	32
Interest expense to affiliates	— (a)	— (a)
Professional fees	31	27
Trustees’ and Chief Compliance Officer’s fees	6	2
Printing and mailing costs	103	30
Registration and filing fees	36	37
Transfer agent fees	535	159
Other	25	16

Total expenses	6,912	4,048

Less amounts waived	(4,166)	(1,204)

Net expenses	2,746	2,844

Net investment income (loss)	19,498	9,144

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	45,605	31,263
Investments in affiliates	231	—
Futures	233	3,003

Net realized gain (loss)	46,069	34,266

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	31,662	60,661
Investments in affiliates	4,134	—
Futures	(75)	(623)

Change in net unrealized appreciation/depreciation	35,721	60,038

Net realized/unrealized gains (losses)	81,790	94,304

Change in net assets resulting from operations	$101,288	$103,448

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,498	$32,791	$9,144	$9,960
Net realized gain (loss)	46,069	45,275	34,266	43,131
Change in net unrealized appreciation/depreciation	35,721	(2,791)	60,038	(81,621)

Change in net assets resulting from operations	101,288	75,275	103,448	(28,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,611)	(8,762)	(341)	(449)
From net realized gains	—	—	(3,661)	(5,003)
Class B
From net investment income	(98)	(167)	(8)	(4)
From net realized gains	—	—	(147)	(329)
Class C
From net investment income	(357)	(453)	(53)	(20)
From net realized gains	—	—	(812)	(1,060)
Class R2
From net investment income	—	—	(22)	(14)
From net realized gains	—	—	(297)	(251)
Select Class
From net investment income	(13,770)	(22,770)	(6,873)	(9,910)
From net realized gains	—	—	(62,228)	(78,847)

Total distributions to shareholders	(19,836)	(32,152)	(74,442)	(95,887)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(114,476)	(166,073)	16,983	62,469

NET ASSETS:
Change in net assets	(33,024)	(122,950)	45,989	(61,948)
Beginning of period	1,770,211	1,893,161	1,183,572	1,245,520

End of period	$1,737,187	$1,770,211	$1,229,561	$1,183,572

Accumulated undistributed (distributions in excess of) net investment income	$267	$605	$642	$(1,205)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,399	$99,357	$8,804	$16,148
Dividends and distributions reinvested	5,565	8,689	3,396	4,676
Cost of shares redeemed	(79,589)	(142,765)	(7,834)	(27,749)

Change in net assets resulting from Class A capital transactions	$(21,625)	$(34,719)	$4,366	$(6,925)

Class B
Proceeds from shares issued	$53	$113	$13	$34
Dividends and distributions reinvested	94	162	144	312
Cost of shares redeemed	(3,093)	(7,129)	(1,234)	(1,996)

Change in net assets resulting from Class B capital transactions	$(2,946)	$(6,854)	$(1,077)	$(1,650)

Class C
Proceeds from shares issued	$6,264	$8,152	$2,559	$3,714
Dividends and distributions reinvested	256	311	708	894
Cost of shares redeemed	(5,102)	(13,075)	(1,720)	(4,570)

Change in net assets resulting from Class C capital transactions	$1,418	$(4,612)	$1,547	$38

Class R2
Proceeds from shares issued	$—	$—	$1,482	$2,397
Dividends and distributions reinvested	—	—	158	140
Cost of shares redeemed	—	—	(613)	(1,029)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,027	$1,508

Select Class
Proceeds from shares issued	$105,850	$299,768	$101,057	$237,908
Dividends and distributions reinvested	11,815	19,621	25,466	34,362
Cost of shares redeemed	(208,988)	(439,277)	(115,403)	(202,772)

Change in net assets resulting from Select Class capital transactions	$(91,323)	$(119,888)	$11,120	$69,498

Total change in net assets resulting from capital transactions	$(114,476)	$(166,073)	$16,983	$62,469

SHARE TRANSACTIONS:
Class A
Issued	1,635	3,394	829	1,572
Reinvested	170	300	327	500
Redeemed	(2,486)	(4,913)	(737)	(2,724)

Change in Class A Shares	(681)	(1,219)	419	(652)

Class B
Issued	2	4	1	4
Reinvested	3	6	15	35
Redeemed	(98)	(245)	(120)	(199)

Change in Class B Shares	(93)	(235)	(104)	(160)

Class C
Issued	195	279	256	395
Reinvested	8	11	74	104
Redeemed	(159)	(447)	(173)	(474)

Change in Class C Shares	44	(157)	157	25

Class R2
Issued	—	—	141	232
Reinvested	—	—	15	15
Redeemed	—	—	(58)	(100)

Change in Class R2 Shares	—	—	98	147

Select Class
Issued	3,309	10,176	9,477	23,196
Reinvested	360	677	2,438	3,668
Redeemed	(6,489)	(15,173)	(10,661)	(19,720)

Change in Select Class Shares	(2,820)	(4,320)	1,254	7,144

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Equity Index Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$30.92	$0.33	(f)	$1.43	$1.76	$(0.34)	$32.34	5.69%
Year Ended June 30, 2012	29.96	0.51	(f)	0.96	1.47	(0.51)	30.92	5.03
Year Ended June 30, 2011	23.40	0.45	(f)	6.56	7.01	(0.45)	29.96	30.09
Year Ended June 30, 2010	20.90	0.45	(f)	2.49	2.94	(0.44)	23.40	13.96
Year Ended June 30, 2009	29.08	0.51	(f)	(8.19)	(7.68)	(0.50)	20.90	(26.38)
Year Ended June 30, 2008	34.16	0.53	(f)	(5.09)	(4.56)	(0.52)	29.08	(13.47)

Class B
Six Months Ended December 31, 2012 (Unaudited)	30.83	0.21	(f)	1.44	1.65	(0.24)	32.24	5.33
Year Ended June 30, 2012	29.88	0.29	(f)	0.94	1.23	(0.28)	30.83	4.20
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.24)	29.88	29.10
Year Ended June 30, 2010	20.84	0.26	(f)	2.49	2.75	(0.25)	23.34	13.12
Year Ended June 30, 2009	28.98	0.34	(f)	(8.15)	(7.81)	(0.33)	20.84	(26.92)
Year Ended June 30, 2008	34.02	0.28	(f)	(5.07)	(4.79)	(0.25)	28.98	(14.12)

Class C
Six Months Ended December 31, 2012 (Unaudited)	30.81	0.21	(f)	1.43	1.64	(0.24)	32.21	5.32
Year Ended June 30, 2012	29.87	0.29	(f)	0.94	1.23	(0.29)	30.81	4.21
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.25)	29.87	29.11
Year Ended June 30, 2010	20.84	0.26	(f)	2.49	2.75	(0.25)	23.34	13.14
Year Ended June 30, 2009	28.98	0.34	(f)	(8.14)	(7.80)	(0.34)	20.84	(26.91)
Year Ended June 30, 2008	34.04	0.29	(f)	(5.08)	(4.79)	(0.27)	28.98	(14.13)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	30.92	0.37	(f)	1.44	1.81	(0.38)	32.35	5.84
Year Ended June 30, 2012	29.97	0.58	(f)	0.95	1.53	(0.58)	30.92	5.26
Year Ended June 30, 2011	23.40	0.52	(f)	6.57	7.09	(0.52)	29.97	30.45
Year Ended June 30, 2010	20.90	0.51	(f)	2.49	3.00	(0.50)	23.40	14.24
Year Ended June 30, 2009	29.08	0.56	(f)	(8.18)	(7.62)	(0.56)	20.90	(26.20)
Year Ended June 30, 2008	34.16	0.61	(f)	(5.09)	(4.48)	(0.60)	29.08	(13.25)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$522,261	0.45%	2.04%	0.92%	2%
520,294	0.45	1.74	0.94	7
540,743	0.45	1.63	0.94	7
491,906	0.45	1.80	0.96	8
439,950	0.45	2.29	1.04	18
594,810	0.45	1.64	0.97	12

13,073	1.20	1.28	1.42	2
15,380	1.20	0.99	1.44	7
21,922	1.20	0.88	1.44	7
27,677	1.20	1.07	1.46	8
36,524	1.20	1.53	1.53	18
71,403	1.20	0.87	1.47	12

49,340	1.20	1.29	1.42	2
45,854	1.20	0.99	1.44	7
49,126	1.20	0.88	1.44	7
42,819	1.20	1.06	1.46	8
44,210	1.20	1.53	1.54	18
72,637	1.20	0.89	1.47	12

1,152,513	0.20	2.28	0.67	2
1,188,683	0.20	1.99	0.69	7
1,281,370	0.20	1.87	0.69	7
1,001,783	0.20	2.05	0.71	8
887,055	0.20	2.57	0.79	18
1,102,129	0.20	1.89	0.72	12

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Index Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$10.32	$0.07	(f)(g)	$0.81	$0.88	$(0.05)	$(0.60)	$(0.65)
Year Ended June 30, 2012	11.52	0.07	(f)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(f)	3.11	3.16	(0.06)	—	(0.06)
Year Ended June 30, 2010	6.88	0.06	(f)	1.55	1.61	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.21	0.09	(f)	(3.02)	(2.93)	(0.08)	(0.32)	(0.40)
Year Ended June 30, 2008	13.58	0.08	(f)	(1.63)	(1.55)	(0.07)	(1.75)	(1.82)

Class B
Six Months Ended December 31, 2012 (Unaudited)	9.95	0.03	(f)(g)	0.79	0.82	(0.03)	(0.60)	(0.63)
Year Ended June 30, 2012	11.16	(0.01	)(f)	(0.41)	(0.42)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	8.18	(0.02	)(f)	3.02	3.00	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.70	—	(f)(h)	1.49	1.49	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.97	0.03	(f)	(2.94)	(2.91)	(0.04)	(0.32)	(0.36)
Year Ended June 30, 2008	13.33	(0.01	)(f)	(1.59)	(1.60)	(0.01)	(1.75)	(1.76)

Class C
Six Months Ended December 31, 2012 (Unaudited)	9.55	0.03	(f)(g)	0.75	0.78	(0.04)	(0.60)	(0.64)
Year Ended June 30, 2012	10.74	(0.01	)(f)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(f)	2.90	2.88	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.45	—	(f)(h)	1.44	1.44	(0.01)	—	(0.01)
Year Ended June 30, 2009	9.63	0.03	(f)	(2.84)	(2.81)	(0.05)	(0.32)	(0.37)
Year Ended June 30, 2008	12.94	(0.01	)(f)	(1.54)	(1.55)	(0.01)	(1.75)	(1.76)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	10.25	0.05	(f)(g)	0.81	0.86	(0.04)	(0.60)	(0.64)
Year Ended June 30, 2012	11.46	0.03	(f)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(f)	3.09	3.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.87	0.02	(f)	1.55	1.57	(0.05)	—	(0.05)
November 3, 2008 (i) through June 30, 2009	7.32	0.04	(f)	(0.11)	(0.07)	(0.06)	(0.32)	(0.38)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	10.37	0.08	(f)(g)	0.82	0.90	(0.06)	(0.60)	(0.66)
Year Ended June 30, 2012	11.57	0.09	(f)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(f)	3.11	3.19	(0.07)	—	(0.07)
Year Ended June 30, 2010	6.91	0.09	(f)	1.54	1.63	(0.09)	—	(0.09)
Year Ended June 30, 2009	10.24	0.10	(f)	(3.01)	(2.91)	(0.10)	(0.32)	(0.42)
Year Ended June 30, 2008	13.61	0.11	(f)	(1.63)	(1.52)	(0.10)	(1.75)	(1.85)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $0.01, $0.02, $0.04 and $0.07 for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.99%, 0.26%, 0.33%, 0.75% and 1.24% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate (b)(e)

$10.55	8.65%	$68,627	0.69%	1.27	%(g)	0.88%	30%
10.32	(2.22)	62,820	0.69	0.64		0.89	77
11.52	37.50	77,638	0.69	0.50		0.89	78
8.42	23.30	57,906	0.69	0.75		0.91	61
6.88	(28.22)	45,589	0.75	1.18		1.01	70
10.21	(11.79)	65,663	0.70	0.70		0.94	65

10.14	8.36	2,622	1.34	0.54	(g)	1.38	30
9.95	(2.98)	3,613	1.39	(0.08)		1.39	77
11.16	36.63	5,839	1.39	(0.20)		1.39	78
8.18	22.21	7,104	1.41	0.03		1.41	61
6.70	(28.69)	8,587	1.49	0.44		1.50	70
9.97	(12.45)	17,126	1.44	(0.05)		1.44	65

9.69	8.22	14,044	1.37	0.61	(g)	1.38	30
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77
10.74	36.53	13,613	1.39	(0.21)		1.39	78
7.88	22.34	9,919	1.41	0.03		1.41	61
6.45	(28.75)	8,906	1.49	0.44		1.50	70
9.63	(12.43)	15,669	1.44	(0.06)		1.44	65

10.47	8.50	5,596	0.96	1.03	(g)	1.13	30
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78
8.39	22.83	1,527	1.07	0.24		1.16	61
6.87	(0.31)	50	1.07	1.06		1.30	70

10.61	8.82	1,138,672	0.44	1.52	(g)	0.63	30
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77
11.57	37.84	1,145,121	0.44	0.75		0.64	78
8.45	23.49	774,830	0.44	1.00		0.66	61
6.91	(28.00)	591,735	0.51	1.43		0.76	70
10.24	(11.55)	485,717	0.45	0.95		0.69	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class B, Class C and Select Class	Diversified
Market Expansion Index Fund	Class A, Class B, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Index Fund is to seek to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets as represented by a market capitalization weighted combination of the Standard & Poor’s Small Cap 600 Index and the Standard & Poor’s Mid Cap 400 Index.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC is generally the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,748,862	$—	$—	$1,748,862

Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14

Market Expansion Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$174,502	$—	$—		$174,502
Consumer Staples	47,489	—	—		47,489
Energy	63,428	—	—		63,428
Financials	253,690	—	—		253,690
Health Care	115,133	—	—		115,133
Industrials	202,495	—	—		202,495
Information Technology	200,302	—	—	(b)	200,302
Materials	90,485	—	—		90,485
Telecommunication Services	6,198	—	—		6,198
Utilities	53,196	—	—		53,196

Total Common Stocks	1,206,918	—	—	(b)	1,206,918

Short-Term Investments
Investment Company	22,088	—	—		22,088
U.S. Treasury Obligation	—	1,230	—		1,230
Investments of Cash Collateral for Securities on Loan
Investment Company	367	—	—		367

Total Investments in Securities	$1,229,373	$1,230	$—	(b)	$1,230,603

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$293	$—	$—	$293

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Market Expansion Index Fund	Balance as of 06/30/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases (1)	Sales (2)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/12
Investments in Securities
Common Stock — Information Technology	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales included all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2012, which were valued using significant unobservable inputs (Level 3), amounted to zero.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of December 31, 2012, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2012 (amounts in thousands):

	Value		Percentage
Market Expansion Index Fund	$—	(a)	—%

(a)	Value is zero.

C. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Equity Index Fund	Market Expansion Index Fund
Futures Contracts:
Average Notional Balance Long	$9,230	$22,125
Ending Notional Balance Long	2,272	22,810
D. Investment Transactions with Affiliates — An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be an affiliated issuer (amounts in thousands):

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Equity Index Fund
JPMorgan Chase & Co. (common stock)	$19,468	$245	$1,253	$231	$321	519	$22,825
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	5,027	90,265	86,251	—	6	9,041	9,041

Total	$24,495			$231	$327		$31,866

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Market Expansion Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class	$21,942	$81,289	$81,143	$—	$13	22,088	$22,088
JPMorgan Prime Money Market Fund, Capital Shares*	1,127	568	1,328	—	—	367	367

Total	$23,069			$—	$13		$22,455

*	Represents investment of cash collateral related to securities on loan, as described in Note 2.E. Dividend income earned from this investment is included in, and represents a significant portion of, Income from securities lending (net) in the Statements of Operations.

E. Securities Lending — Each Fund may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for the Funds pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2012, Market Expansion Index Fund earned approximately $1,000 from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrowers		Total Value of Collateral Investments
Market Expansion Index Fund	$364	$367	*	$367

*	Subsequent to December 31, 2012, additional collateral was received from borrowers.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the Fund’s investment in JPMorgan Prime Money Market Fund in the amount of less than $1,000.

This amount offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Fund’s investment in such fund. A portion of the waiver is voluntary.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, less dividend expense on securities sold short, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Equity Index Fund	0.25%	0.75%	0.75%	n/a
Market Expansion Index Fund	0.25	0.75	0.75	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$12	$1
Market Expansion Index Fund	3	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	n/a	0.20%
Market Expansion Index Fund	0.69	1.39	1.39	0.92%	0.44

The expense limitation agreements were in effect for the six months ended December 31, 2012 for Equity Index Fund and for the period November 1, 2012 through December 31, 2012 for Market Expansion Index Fund. The expense limitation percentages in the table above are in place until at least October 31, 2013. The Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Prior to November 1, 2012, the contractual expense limitation percentages for Market Expansion Index Fund were as follows:

	Class A	Class B	Class C	Class R2	Select Class
Market Expansion Index Fund	0.82%	1.57%	1.57%	1.07%	0.57%

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$1,230	$770	$2,157	$4,157
Market Expansion Index Fund	8	—	916	924

	Voluntary Waivers
	Investment Advisory		Shareholder Servicing	Total
Equity Index Fund	$—	(a)	$—	$—	(a)
Market Expansion Index Fund	—	(a)	260	260

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.E. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Equity Index Fund	$9
Market Expansion Index Fund	20

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$41,684	$145,711
Market Expansion Index Fund	359,524	402,022

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$785,483	$992,454	$29,075	$963,379
Market Expansion Index Fund	999,154	260,834	29,385	231,449

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2012, the Equity Index Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Equity Index Fund	$2,968	$46,155	$49,123

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012. Average borrowings from the Facility for the six months ended December 31, 2012, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Equity Index Fund	$13,559	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for the Market Expansion Index Fund.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate approximately 29.6% of the net assets of Market Expansion Index Fund. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Additionally, Market Expansion Index Fund has a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,056.90	$2.33	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class B
Actual	1,000.00	1,053.30	6.21	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,053.20	6.21	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	1,058.40	1.04	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

Market Expansion Index Fund
Class A
Actual	1,000.00	1,086.50	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class B
Actual	1,000.00	1,083.60	7.04	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class C
Actual	1,000.00	1,082.20	7.19	1.37
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class R2
Actual	1,000.00	1,085.00	5.05	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Select Class
Actual	1,000.00	1,088.20	2.32	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The

Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor does not currently use third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. The Trustees also considered the fees paid by the Funds to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, the Funds retained an unaffiliated lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor

48	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2012

and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance was in the third quintile for Class A shares, and in the first quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Market Expansion Index Fund’s performance was in the second, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Market Expansion Index Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN EQUITY FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-INDEX-1212

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2012 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of 12/31/12 (in thousands)
JPMorgan Investor Balanced Fund, Class A (no sales charge)	5.19%	1.54%	6.49%	4.01%	**	$3,289,754

JPMorgan Investor Conservative Growth Fund, Class A (no sales charge)	3.94%	1.54%	6.49%	3.02%	***	3,061,785

JPMorgan Investor Growth Fund, Class A (no sales charge)	7.13%	1.54%	6.49%	6.00%	****	1,537,992

JPMorgan Investor Growth & Income Fund, Class A (no sales charge)	6.18%	1.54%	6.49%	5.00%	*****	2,060,177

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	42.6%
U.S. Equity	40.7
Alternative Assets	8.6
International Equity	6.2
Money Market	1.9

Investor Conservative Growth Fund
Fixed Income	60.3%
U.S. Equity	25.6
Alternative Assets	8.7
International Equity	3.8
Money Market	1.6

Investor Growth Fund
U.S. Equity	77.6%
International Equity	9.8
Fixed Income	7.7
Alternative Assets	3.4
Money Market	1.5

Investor Growth & Income Fund
U.S. Equity	57.1%
Fixed Income	24.3
Alternative Assets	8.9
International Equity	8.4
Money Market	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based upon total investments as of December 31, 2012. The Funds’ composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, the U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The Russell 3000 Index returned 6.49% for the six months ended December 31, 2012. U.S. small- and mid-cap stocks outperformed U.S. large-cap stocks. International and emerging markets stocks outperformed U.S. stocks during the reporting period.

U.S. fixed income securities, as measured by the Barclays U.S. Intermediate Aggregate Index, underperformed U.S. equities during the six months ended December 31, 2012. High yield and emerging market debt securities performed strongly during the same period as investors continued to search for yield given the low levels of interest rates. Prices for commodities spiked in the first half of the reporting period and then retreated in the fourth quarter, finishing the six months ended December 31, 2012 with modest gains.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2012, each of the Investor Funds outperformed the Barclays U.S. Intermediate Aggregate Index, their broad based fixed income benchmark. The JPMorgan Investor Growth Fund outperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark. The JPMorgan Investor Growth Fund’s outperformance of the Russell 3000 Index, which is comprised solely of U.S. large-cap stocks, was driven mainly by its allocation to international and emerging market stocks. As a result of their larger allocation to fixed income securities relative to the JPMorgan Investor Growth Fund, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund and JPMorgan Investor Growth & Income Fund underperformed the Russell 3000 Index.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s model allocation. Each Investor Fund outperformed its composite benchmark during the reporting period. The primary driver of the Investor Funds’ relative outperformance versus their respective composite benchmarks was their allocation to international and emerging market stocks, as well as high yield and emerging market debt securities.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. They determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s blended benchmark.

*	The advisor seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		5.19%	11.06%	3.82%	6.56%
With Sales Charge**		0.46	6.09	2.87	6.07
CLASS B SHARES	12/10/96
Without CDSC		4.91	10.56	3.27	6.04
With CDSC***		(0.09)	5.56	2.91	6.04
CLASS C SHARES	7/1/97
Without CDSC		4.90	10.55	3.27	5.93
With CDSC****		3.90	9.55	3.27	5.93
SELECT CLASS SHARES	12/10/96	5.31	11.31	4.08	6.84

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		3.94%	8.68%	4.35%	5.57%
With Sales Charge**		(0.74)	3.79	3.39	5.08
CLASS B SHARES	12/10/96
Without CDSC		3.70	8.16	3.80	5.05
With CDSC***		(1.30)	3.16	3.46	5.05
CLASS C SHARES	7/1/97
Without CDSC		3.71	8.10	3.80	4.94
With CDSC****		2.71	7.10	3.80	4.94
SELECT CLASS SHARES	12/10/96	4.04	8.98	4.62	5.83

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		7.13%	15.20%	1.71%	7.34%
With Sales Charge**		2.34	10.01	0.78	6.85
CLASS B SHARES	12/10/96
Without CDSC		6.82	14.58	1.11	6.81
With CDSC***		1.82	9.58	0.73	6.81
CLASS C SHARES	7/1/97
Without CDSC		6.87	14.61	1.11	6.69
With CDSC****		5.87	13.61	1.11	6.69
SELECT CLASS SHARES	12/10/96	7.29	15.47	1.94	7.60

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		6.18%	13.36%	2.87%	7.07%
With Sales Charge**		1.40	8.29	1.94	6.58
CLASS B SHARES	12/10/96
Without CDSC		5.84	12.72	2.29	6.54
With CDSC***		0.84	7.72	1.92	6.54
CLASS C SHARES	7/1/97
Without CDSC		5.88	12.73	2.30	6.43
With CDSC****		4.88	11.73	2.30	6.43
SELECT CLASS SHARES	12/10/96	6.31	13.56	3.12	7.34

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 8.6%
1,804	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	25,203
1,197	JPMorgan Global Natural Resources Fund, Select Class Shares	13,502
17,124	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	165,764
5,241	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	78,251

	Total Alternative Assets	282,720

	Fixed Income — 42.6%
25,900	JPMorgan Core Bond Fund, Select Class Shares	312,358
50,579	JPMorgan Core Plus Bond Fund, Select Class Shares	430,430
3,479	JPMorgan Credit Opportunities Fund, Select Class Shares	36,598
4,679	JPMorgan Emerging Markets Debt Fund, Select Class Shares	42,627
1,597	JPMorgan Floating Rate Income Fund, Select Class Shares	15,958
7,413	JPMorgan Government Bond Fund, Select Class Shares	86,135
24,985	JPMorgan High Yield Fund, Select Class Shares	203,379
10,677	JPMorgan Inflation Managed Bond Fund, Select Class Shares	115,422
8,919	JPMorgan Limited Duration Bond Fund, Select Class Shares	87,318
5,617	JPMorgan Short Duration Bond Fund, Select Class Shares	61,725
788	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	9,323

	Total Fixed Income	1,401,273

	International Equity — 6.2%
3,428	JPMorgan Emerging Economies Fund, Select Class Shares	47,508
1,978	JPMorgan Emerging Markets Equity Fund, Select Class Shares	47,281
5,085	JPMorgan International Equity Index Fund, Select Class Shares	91,940
882	JPMorgan Latin America Fund, Select Class Shares	17,520

	Total International Equity	204,249

	Money Market — 1.9%
60,932	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (l)	60,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 40.6%
929	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	15,666
2,092	JPMorgan Equity Income Fund, Select Class Shares	21,527
8,763	JPMorgan Intrepid America Fund, Select Class Shares	228,625
4,626	JPMorgan Intrepid Growth Fund, Select Class Shares	121,057
5,622	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	93,432
1,707	JPMorgan Large Cap Growth Fund, Select Class Shares	40,878
11,693	JPMorgan Large Cap Value Fund, Select Class Shares	138,449
11,958	JPMorgan Market Expansion Index Fund, Select Class Shares	126,870
2,420	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,482
30,254	JPMorgan U.S. Equity Fund, Select Class Shares	339,143
7,165	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	158,481
970	JPMorgan Value Advantage Fund, Select Class Shares	20,643

	Total U.S. Equity	1,337,253

	Total Investments — 99.9% (Cost $2,896,284)	3,286,427
	Other Assets in Excess of Liabilities — 0.1%	3,327

	NET ASSETS — 100.0%	$3,289,754

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.8% (b)
	Alternative Assets — 8.7%
1,528	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	21,342
992	JPMorgan Global Natural Resources Fund, Select Class Shares	11,187
14,952	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	144,738
6,013	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	89,781

	Total Alternative Assets	267,048

	Fixed Income — 60.2%
30,296	JPMorgan Core Bond Fund, Select Class Shares	365,368
59,278	JPMorgan Core Plus Bond Fund, Select Class Shares	504,457
4,286	JPMorgan Credit Opportunities Fund, Select Class Shares	45,088
4,151	JPMorgan Emerging Markets Debt Fund, Select Class Shares	37,819
2,137	JPMorgan Floating Rate Income Fund, Select Class Shares	21,353
23,091	JPMorgan Government Bond Fund, Select Class Shares	268,312
15,487	JPMorgan High Yield Fund, Select Class Shares	126,061
12,289	JPMorgan Inflation Managed Bond Fund, Select Class Shares	132,847
18,762	JPMorgan Limited Duration Bond Fund, Select Class Shares	183,682
13,775	JPMorgan Short Duration Bond Fund, Select Class Shares	151,389
669	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	7,919

	Total Fixed Income	1,844,295

	International Equity — 3.8%
1,903	JPMorgan Emerging Economies Fund, Select Class Shares	26,377
1,091	JPMorgan Emerging Markets Equity Fund, Select Class Shares	26,073
2,624	JPMorgan International Equity Index Fund, Select Class Shares	47,440
799	JPMorgan Latin America Fund, Select Class Shares	15,870

	Total International Equity	115,760

	Money Market — 1.6%
48,066	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (l)	48,066

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 25.5%
3,451	JPMorgan Equity Income Fund, Select Class Shares	35,507
7,756	JPMorgan Intrepid America Fund, Select Class Shares	202,357
3,432	JPMorgan Intrepid Growth Fund, Select Class Shares	89,815
2,407	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	40,011
3,679	JPMorgan Large Cap Value Fund, Select Class Shares	43,560
3,600	JPMorgan Market Expansion Index Fund, Select Class Shares	38,201
661	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	14,336
2,205	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	29,585
14,412	JPMorgan U.S. Equity Fund, Select Class Shares	161,557
4,257	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,170
1,529	JPMorgan Value Advantage Fund, Select Class Shares	32,531

	Total U.S. Equity	781,630

	Total Investments — 99.8% (Cost $2,798,402)	3,056,799
	Other Assets in Excess of Liabilities — 0.2%	4,986

	NET ASSETS — 100.0%	$3,061,785

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 3.4%
890	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	12,439
515	JPMorgan Global Natural Resources Fund, Select Class Shares	5,814
2,537	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	24,556
608	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	9,078

	Total Alternative Assets	51,887

	Fixed Income — 7.7%
1,695	JPMorgan Core Plus Bond Fund, Select Class Shares	14,428
660	JPMorgan Credit Opportunities Fund, Select Class Shares	6,945
2,086	JPMorgan Emerging Markets Debt Fund, Select Class Shares	19,007
739	JPMorgan Floating Rate Income Fund, Select Class Shares	7,378
80	JPMorgan Government Bond Fund, Select Class Shares	934
3,192	JPMorgan High Yield Fund, Select Class Shares	25,981
3,299	JPMorgan Inflation Managed Bond Fund, Select Class Shares	35,659
234	JPMorgan Limited Duration Bond Fund, Select Class Shares	2,292
466	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	5,513

	Total Fixed Income	118,137

	International Equity — 9.8%
1,964	JPMorgan Emerging Economies Fund, Select Class Shares	27,216
1,191	JPMorgan Emerging Markets Equity Fund, Select Class Shares	28,463
1,255	JPMorgan International Equity Fund, Select Class Shares	18,190
3,903	JPMorgan International Equity Index Fund, Select Class Shares	70,571
335	JPMorgan Latin America Fund, Select Class Shares	6,658

	Total International Equity	151,098

	Money Market — 1.5%
23,046	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (l)	23,046

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 77.6%
481	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	8,115
1,222	JPMorgan Equity Income Fund, Select Class Shares	12,576
7,499	JPMorgan Intrepid America Fund, Select Class Shares	195,655
3,497	JPMorgan Intrepid Growth Fund, Select Class Shares	91,521
3,675	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	61,086
5,814	JPMorgan Large Cap Growth Fund, Select Class Shares	139,238
15,436	JPMorgan Large Cap Value Fund, Select Class Shares	182,765
9,086	JPMorgan Market Expansion Index Fund, Select Class Shares	96,400
409	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	8,872
2,271	JPMorgan Small Cap Value Fund, Select Class Shares	48,866
1,142	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	15,324
21,291	JPMorgan U.S. Equity Fund, Select Class Shares	238,678
3,580	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	79,200
754	JPMorgan Value Advantage Fund, Select Class Shares	16,044

	Total U.S. Equity	1,194,340

	Total Investments — 100.0% (Cost $1,274,545)	1,538,508
	Liabilities in Excess of Other Assets — 0.0% (g)	(516)

	NET ASSETS — 100.0%	$1,537,992

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.9% (b)
	Alternative Assets — 8.9%
1,131	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a)	15,803
688	JPMorgan Global Natural Resources Fund, Select Class Shares	7,758
11,078	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	107,231
3,506	JPMorgan Research Market Neutral Fund, Select Class Shares (a)	52,347

	Total Alternative Assets	183,139

	Fixed Income — 24.3%
7,465	JPMorgan Core Bond Fund, Select Class Shares	90,026
18,848	JPMorgan Core Plus Bond Fund, Select Class Shares	160,393
1,953	JPMorgan Credit Opportunities Fund, Select Class Shares	20,543
2,627	JPMorgan Emerging Markets Debt Fund, Select Class Shares	23,934
821	JPMorgan Floating Rate Income Fund, Select Class Shares	8,199
16,331	JPMorgan High Yield Fund, Select Class Shares	132,937
5,534	JPMorgan Inflation Managed Bond Fund, Select Class Shares	59,819
491	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	5,814

	Total Fixed Income	501,665

	International Equity — 8.3%
2,736	JPMorgan Emerging Economies Fund, Select Class Shares	37,918
1,552	JPMorgan Emerging Markets Equity Fund, Select Class Shares	37,086
1,078	JPMorgan International Equity Fund, Select Class Shares	15,615
3,928	JPMorgan International Equity Index Fund, Select Class Shares	71,027
534	JPMorgan Latin America Fund, Select Class Shares	10,607

	Total International Equity	172,253

	Money Market — 1.3%
25,943	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (l)	25,943

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 57.1%
586	JPMorgan Dynamic Growth Fund, Select Class Shares (a)	9,881
2,266	JPMorgan Equity Income Fund, Select Class Shares	23,319
8,866	JPMorgan Intrepid America Fund, Select Class Shares	231,303
3,132	JPMorgan Intrepid Growth Fund, Select Class Shares	81,967
2,163	JPMorgan Intrepid Mid Cap Fund, Select Class Shares	35,951
4,685	JPMorgan Large Cap Growth Fund, Select Class Shares	112,215
12,543	JPMorgan Large Cap Value Fund, Select Class Shares	148,507
9,711	JPMorgan Market Expansion Index Fund, Select Class Shares	103,034
527	JPMorgan Mid Cap Growth Fund, Select Class Shares (a)	11,445
1,742	JPMorgan Small Cap Value Fund, Select Class Shares	37,483
1,513	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	20,298
21,220	JPMorgan U.S. Equity Fund, Select Class Shares	237,877
4,613	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	102,046
978	JPMorgan Value Advantage Fund, Select Class Shares	20,804

	Total U.S. Equity	1,176,130

	Total Investments — 99.9% (Cost $1,746,608)	2,059,130
	Other Assets in Excess of Liabilities — 0.1%	1,047

	NET ASSETS — 100.0%	$2,060,177

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2012.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as the Funds’ website.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund		Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$3,286,427	$3,056,799	$1,538,508		$2,059,130
Receivables:
Fund shares sold	5,937	6,112	2,149		2,923
Dividends from affiliates	5,050	5,722	669		2,298

Total Assets	3,297,414	3,068,633	1,541,326		2,064,351

LIABILITIES:
Payables:
Dividends	1,151	333	660		550
Fund shares redeemed	4,382	4,549	1,428		2,170
Accrued liabilities:
Investment advisory fees	136	127	63		85
Administration fees	172	160	79		120
Shareholder servicing fees	170	188	13		63
Distribution fees	881	1,032	412		549
Custodian and accounting fees	8	9	3		—	(a)
Trustees’ and Chief Compliance Officer’s fees	3	1	—	(a)	—	(a)
Transfer agent fees	582	366	573		539
Other	175	83	103		98

Total Liabilities	7,660	6,848	3,334		4,174

Net Assets	$3,289,754	$3,061,785	$1,537,992		$2,060,177

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$2,979,385	$2,842,044	$1,368,166	$1,867,186
Accumulated undistributed (distributions in excess of) net investment income	1,036	(560)	195	491
Accumulated net realized gains (losses)	(80,810)	(38,096)	(94,332)	(120,022)
Net unrealized appreciation (depreciation)	390,143	258,397	263,963	312,522

Total Net Assets	$3,289,754	$3,061,785	$1,537,992	$2,060,177

Net Assets:
Class A	$2,458,371	$1,989,642	$1,169,400	$1,586,352
Class B	137,669	70,591	129,866	153,265
Class C	436,013	897,412	132,634	186,741
Select Class	257,701	104,140	106,092	133,819

Total	$3,289,754	$3,061,785	$1,537,992	$2,060,177

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	188,635	169,011	79,294	114,652
Class B	10,568	5,994	9,006	11,128
Class C	33,857	76,513	9,362	13,791
Select Class	19,747	8,811	7,082	9,795

Net Asset Value (a):
Class A — Redemption price per share	$13.03	$11.77	$14.75	$13.84
Class B — Offering price per share(b)	13.03	11.78	14.42	13.77
Class C — Offering price per share(b)	12.88	11.73	14.17	13.54
Select Class — Offering and redemption price per share	13.05	11.82	14.98	13.66
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.64	$12.32	$15.45	$14.49

Cost of investments in affiliates	2,896,284	2,798,402	1,274,545	1,746,608

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$41,479	$38,713	$15,924	$24,824

EXPENSES:
Investment advisory fees	807	749	380	509
Administration fees	1,001	941	572	703
Distribution fees:
Class A	3,000	2,427	1,436	1,946
Class B	550	283	512	615
Class C	1,605	3,285	489	693
Shareholder servicing fees:
Class A	3,000	2,427	1,436	1,946
Class B	183	95	171	205
Class C	535	1,095	163	231
Select Class	319	128	132	165
Custodian and accounting fees	13	15	8	7
Professional fees	26	30	27	25
Trustees’ and Chief Compliance Officer’s fees	19	17	9	12
Printing and mailing costs	178	142	144	146
Registration and filing fees	94	78	44	46
Transfer agent fees	921	675	831	781
Other	38	32	17	25

Total expenses	12,289	12,419	6,371	8,055

Less amounts waived	(3,086)	(2,678)	(1,983)	(2,226)

Net expenses	9,203	9,741	4,388	5,829

Net investment income (loss)	32,276	28,972	11,536	18,995

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	971	371	3,990	5,647
Distributions of capital gains received from investment company affiliates	24,197	13,477	14,763	17,423
Change in net unrealized appreciation/depreciation of investments in affiliates	102,820	68,926	73,235	77,617

Net realized/unrealized gains (losses)	127,988	82,774	91,988	100,687

Change in net assets resulting from operations	$160,264	$111,746	$103,524	$119,682

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,276	$50,277	$28,972	$50,146
Net realized gain (loss)	971	(10,483)	371	(8,234)
Distributions of capital gains received from investment company affiliates	24,197	20,960	13,477	13,599
Change in net unrealized appreciation/depreciation of investments in affiliates	102,820	(24,973)	68,926	9,677

Change in net assets resulting from operations	160,264	35,781	111,746	65,188

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(27,870)	(38,618)	(23,241)	(34,626)
Class B
From net investment income	(1,249)	(2,382)	(714)	(1,501)
Class C
From net investment income	(3,930)	(5,228)	(8,496)	(12,571)
Select Class
From net investment income	(3,248)	(4,881)	(1,342)	(2,014)

Total distributions to shareholders	(36,297)	(51,109)	(33,793)	(50,712)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	47,341	146,175	112,142	219,149

NET ASSETS:
Change in net assets	171,308	130,847	190,095	233,625
Beginning of period	3,118,446	2,987,599	2,871,690	2,638,065

End of period	$3,289,754	$3,118,446	$3,061,785	$2,871,690

Accumulated undistributed (distributions in excess of) net investment income	$1,036	$5,057	$(560)	$4,261

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	17

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,536	$9,183	$18,995	$23,931
Net realized gain (loss)	3,990	(6,532)	5,647	680
Distributions of capital gains received from investment company affiliates	14,763	11,781	17,423	15,097
Change in net unrealized appreciation/depreciation of investments in affiliates	73,235	(34,335)	77,617	(36,829)

Change in net assets resulting from operations	103,524	(19,903)	119,682	2,879

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,384)	(8,453)	(16,249)	(19,773)
Class B
From net investment income	(766)	(681)	(1,186)	(1,798)
Class C
From net investment income	(810)	(484)	(1,478)	(1,588)
Select Class
From net investment income	(968)	(1,193)	(1,564)	(2,176)

Total distributions to shareholders	(11,928)	(10,811)	(20,477)	(25,335)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(35,079)	(42,812)	(15,916)	(47,878)

NET ASSETS:
Change in net assets	56,517	(73,526)	83,289	(70,334)
Beginning of period	1,481,475	1,555,001	1,976,888	2,047,222

End of period	$1,537,992	$1,481,475	$2,060,177	$1,976,888

Accumulated undistributed (distributions in excess of) net investment income	$195	$587	$491	$1,973

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$299,733	$730,615	$292,304	$752,074
Dividends and distributions reinvested	27,710	38,341	23,139	34,317
Cost of shares redeemed	(248,242)	(577,312)	(223,787)	(539,952)

Change in net assets resulting from Class A capital transactions	$79,201	$191,644	$91,656	$246,439

Class B
Proceeds from shares issued	$1,416	$7,310	$1,824	$6,726
Dividends and distributions reinvested	1,242	2,369	711	1,489
Cost of shares redeemed	(37,969)	(76,357)	(21,867)	(36,963)

Change in net assets resulting from Class B capital transactions	$(35,311)	$(66,678)	$(19,332)	$(28,748)

Class C
Proceeds from shares issued	$56,861	$129,142	$127,485	$294,727
Dividends and distributions reinvested	3,849	5,110	8,432	12,411
Cost of shares redeemed	(54,828)	(132,499)	(102,413)	(311,228)

Change in net assets resulting from Class C capital transactions	$5,882	$1,753	$33,504	$(4,090)

Select Class
Proceeds from shares issued	$31,788	$68,801	$19,035	$28,903
Dividends and distributions reinvested	1,569	2,558	641	1,022
Cost of shares redeemed	(35,788)	(51,903)	(13,362)	(24,377)

Change in net assets resulting from Select Class capital transactions	$(2,431)	$19,456	$6,314	$5,548

Total change in net assets resulting from capital transactions	$47,341	$146,175	$112,142	$219,149

SHARE TRANSACTIONS:
Class A
Issued	23,238	59,328	24,973	66,705
Reinvested	2,129	3,165	1,973	3,051
Redeemed	(19,260)	(47,215)	(19,115)	(48,056)

Change in Class A Shares	6,107	15,278	7,831	21,700

Class B
Issued	110	598	156	601
Reinvested	96	197	61	133
Redeemed	(2,974)	(6,225)	(1,881)	(3,281)

Change in Class B Shares	(2,768)	(5,430)	(1,664)	(2,547)

Class C
Issued	4,454	10,574	10,923	26,167
Reinvested	299	428	722	1,109
Redeemed	(4,305)	(10,978)	(8,790)	(27,844)

Change in Class C Shares	448	24	2,855	(568)

Select Class
Issued	2,457	5,536	1,618	2,552
Reinvested	120	211	54	90
Redeemed	(2,760)	(4,200)	(1,133)	(2,163)

Change in Select Class Shares	(183)	1,547	539	479

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$95,985	$248,735	$160,728	$371,643
Dividends and distributions reinvested	9,325	8,402	16,155	19,659
Cost of shares redeemed	(105,464)	(225,071)	(151,159)	(334,754)

Change in net assets resulting from Class A capital transactions	$(154)	$32,066	$25,724	$56,548

Class B
Proceeds from shares issued	$296	$1,330	$598	$3,279
Dividends and distributions reinvested	760	675	1,181	1,787
Cost of shares redeemed	(26,789)	(62,712)	(41,943)	(86,518)

Change in net assets resulting from Class B capital transactions	$(25,733)	$(60,707)	$(40,164)	$(81,452)

Class C
Proceeds from shares issued	$12,520	$31,754	$17,452	$42,033
Dividends and distributions reinvested	756	447	1,360	1,446
Cost of shares redeemed	(13,776)	(32,919)	(20,361)	(48,479)

Change in net assets resulting from Class C capital transactions	$(500)	$(718)	$(1,549)	$(5,000)

Select Class
Proceeds from shares issued	$22,315	$26,915	$11,189	$23,379
Dividends and distributions reinvested	315	503	1,009	1,585
Cost of shares redeemed	(31,322)	(40,871)	(12,125)	(42,938)

Change in net assets resulting from Select Class capital transactions	$(8,692)	$(13,453)	$73	$(17,974)

Total change in net assets resulting from capital transactions	$(35,079)	$(42,812)	$(15,916)	$(47,878)

SHARE TRANSACTIONS:
Class A
Issued	6,652	18,359	11,812	28,782
Reinvested	633	636	1,169	1,558
Redeemed	(7,310)	(16,730)	(11,102)	(26,229)

Change in Class A Shares	(25)	2,265	1,879	4,111

Class B
Issued	20	101	44	256
Reinvested	53	53	86	144
Redeemed	(1,914)	(4,745)	(3,123)	(6,771)

Change in Class B Shares	(1,841)	(4,591)	(2,993)	(6,371)

Class C
Issued	900	2,443	1,310	3,325
Reinvested	53	36	100	117
Redeemed	(989)	(2,554)	(1,529)	(3,881)

Change in Class C Shares	(36)	(75)	(119)	(439)

Select Class
Issued	1,536	1,956	826	1,829
Reinvested	21	38	74	128
Redeemed	(2,152)	(2,889)	(894)	(3,337)

Change in Select Class Shares	(595)	(895)	6	(1,380)

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$12.53	$0.13	(h)	$0.52	$0.65	$(0.15)	$—	$(0.15)
Year Ended June 30, 2012	12.58	0.22	(h)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)
Year Ended June 30, 2010	10.03	0.26		0.97	1.23	(0.26)	—	(0.26)
Year Ended June 30, 2009	11.90	0.31		(1.54)	(1.23)	(0.31)	(0.33)	(0.64)
Year Ended June 30, 2008	13.18	0.40		(0.77)	(0.37)	(0.56)	(0.35)	(0.91)

Class B
Six Months Ended December 31, 2012 (Unaudited)	12.53	0.10	(h)	0.52	0.62	(0.12)	—	(0.12)
Year Ended June 30, 2012	12.57	0.15	(h)	(0.03)	0.12	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.99	0.17		1.57	1.74	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.01	0.20		0.97	1.17	(0.19)	—	(0.19)
Year Ended June 30, 2009	11.88	0.26		(1.55)	(1.29)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.16	0.31		(0.76)	(0.45)	(0.48)	(0.35)	(0.83)

Class C
Six Months Ended December 31, 2012 (Unaudited)	12.39	0.10	(h)	0.51	0.61	(0.12)	—	(0.12)
Year Ended June 30, 2012	12.44	0.15	(h)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)
Year Ended June 30, 2010	9.93	0.20		0.95	1.15	(0.20)	—	(0.20)
Year Ended June 30, 2009	11.79	0.25		(1.53)	(1.28)	(0.25)	(0.33)	(0.58)
Year Ended June 30, 2008	13.07	0.32		(0.76)	(0.44)	(0.49)	(0.35)	(0.84)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	12.55	0.15	(h)	0.52	0.67	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.60	0.25	(h)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)
Year Ended June 30, 2010	10.04	0.28		0.97	1.25	(0.28)	—	(0.28)
Year Ended June 30, 2009	11.91	0.34		(1.54)	(1.20)	(0.34)	(0.33)	(0.67)
Year Ended June 30, 2008	13.19	0.45		(0.79)	(0.34)	(0.59)	(0.35)	(0.94)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earning credits (f)	Portfolio turnover rate (c)(g)

$13.03	5.19%	$2,458,371	0.50%	2.07%	0.69%	10%
12.53	1.45	2,287,495	0.50	1.79	0.69	9
12.58	16.53	2,104,717	0.50	1.92	0.69	5
11.00	12.19	1,410,998	0.50	2.34	0.71	12
10.03	(9.91)	899,136	0.50	3.10	0.75	24
11.90	(3.06)	1,081,145	0.46	3.09	0.68	26

13.03	4.91	137,669	1.00	1.48	1.19	10
12.53	0.97	167,057	1.02	1.26	1.19	9
12.57	15.91	235,961	1.02	1.37	1.19	5
10.99	11.66	287,519	1.05	1.75	1.21	12
10.01	(10.47)	341,604	1.08	2.49	1.25	24
11.88	(3.64)	517,262	1.04	2.48	1.19	26

12.88	4.90	436,013	1.01	1.55	1.19	10
12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5
10.88	11.55	216,667	1.05	1.80	1.21	12
9.93	(10.44)	107,948	1.08	2.50	1.25	24
11.79	(3.63)	134,639	1.04	2.52	1.19	26

13.05	5.31	257,701	0.25	2.30	0.44	10
12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5
11.01	12.44	160,959	0.25	2.60	0.46	12
10.04	(9.67)	114,631	0.25	3.37	0.50	24
11.91	(2.82)	140,188	0.21	3.28	0.43	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$11.46	$0.12	(h)	$0.33	$0.45	$(0.14)	$—	$(0.14)
Year Ended June 30, 2012	11.40	0.23	(h)	0.06	0.29	(0.23)	—	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)
Year Ended June 30, 2010	9.67	0.29		0.80	1.09	(0.29)	—	(0.29)
Year Ended June 30, 2009	10.56	0.34		(0.81)	(0.47)	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2008	11.29	0.41	(h)	(0.44)	(0.03)	(0.50)	(0.20)	(0.70)

Class B
Six Months Ended December 31, 2012 (Unaudited)	11.47	0.09	(h)	0.33	0.42	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.40	0.17	(h)	0.07	0.24	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.48	0.18		0.93	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.67	0.23		0.81	1.04	(0.23)	—	(0.23)
Year Ended June 30, 2009	10.56	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.30	0.35	(h)	(0.46)	(0.11)	(0.43)	(0.20)	(0.63)

Class C
Six Months Ended December 31, 2012 (Unaudited)	11.42	0.09	(h)	0.33	0.42	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.36	0.17	(h)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	9.64	0.23		0.81	1.04	(0.24)	—	(0.24)
Year Ended June 30, 2009	10.53	0.28		(0.81)	(0.53)	(0.28)	(0.08)	(0.36)
Year Ended June 30, 2008	11.27	0.35	(h)	(0.45)	(0.10)	(0.44)	(0.20)	(0.64)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	11.51	0.14	(h)	0.32	0.46	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.44	0.26	(h)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)
Year Ended June 30, 2010	9.70	0.30		0.83	1.13	(0.32)	—	(0.32)
Year Ended June 30, 2009	10.59	0.37		(0.82)	(0.45)	(0.36)	(0.08)	(0.44)
Year Ended June 30, 2008	11.33	0.43	(h)	(0.45)	(0.02)	(0.52)	(0.20)	(0.72)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earning credits (f)	Portfolio turnover rate (c)(g)

$11.77	3.94%	$1,989,642	0.50%	2.08%	0.68%	8%
11.46	2.60	1,847,352	0.50	2.03	0.68	9
11.40	11.36	1,589,494	0.50	2.26	0.68	3
10.47	11.32	927,164	0.50	2.78	0.72	11
9.67	(4.25)	479,238	0.50	3.56	0.76	32
10.56	0.38	489,374	0.50	3.74	0.71	27

11.78	3.70	70,591	0.99	1.51	1.18	8
11.47	2.16	87,831	1.01	1.50	1.18	9
11.40	10.64	116,375	1.02	1.69	1.18	3
10.48	10.80	145,639	1.06	2.17	1.22	11
9.67	(4.80)	167,499	1.09	2.96	1.26	32
10.56	(1.04)	218,437	1.06	3.13	1.21	27

11.73	3.71	897,412	1.00	1.58	1.18	8
11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3
10.44	10.78	341,942	1.06	2.25	1.22	11
9.64	(4.82)	110,141	1.09	2.96	1.26	32
10.53	(1.01)	128,991	1.06	3.20	1.21	27

11.82	4.04	104,140	0.25	2.33	0.43	8
11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3
10.51	11.66	60,791	0.25	3.03	0.47	11
9.70	(4.01)	40,734	0.25	3.80	0.51	32
10.59	(0.21)	50,698	0.25	3.89	0.46	27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$13.88	$0.12	(h)	$0.87	$0.99	$(0.12)	$—	$(0.12)
Year Ended June 30, 2012	14.14	0.10	(h)	(0.25)	(0.15)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.22	0.09	(h)	2.92	3.01	(0.09)	—	(0.09)
Year Ended June 30, 2010	9.94	0.10	(h)	1.26	1.36	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.23	0.15	(h)	(3.44)	(3.29)	(0.16)	(0.84)	(1.00)
Year Ended June 30, 2008	17.03	0.22	(h)	(1.71)	(1.49)	(0.64)	(0.67)	(1.31)

Class B
Six Months Ended December 31, 2012 (Unaudited)	13.58	0.07	(h)	0.86	0.93	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.85	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	11.00	0.02	(h)	2.86	2.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.79	0.02	(h)	1.24	1.26	(0.05)	—	(0.05)
Year Ended June 30, 2009	14.03	0.08	(h)	(3.39)	(3.31)	(0.09)	(0.84)	(0.93)
Year Ended June 30, 2008	16.81	0.13	(h)	(1.69)	(1.56)	(0.55)	(0.67)	(1.22)

Class C
Six Months Ended December 31, 2012 (Unaudited)	13.34	0.07	(h)	0.85	0.92	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(h)	2.80	2.82	(0.03)	—	(0.03)
Year Ended June 30, 2010	9.62	0.03	(h)	1.22	1.25	(0.05)	—	(0.05)
Year Ended June 30, 2009	13.82	0.08	(h)	(3.34)	(3.26)	(0.10)	(0.84)	(0.94)
Year Ended June 30, 2008	16.58	0.13	(h)	(1.67)	(1.54)	(0.55)	(0.67)	(1.22)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	14.09	0.14	(h)	0.89	1.03	(0.14)	—	(0.14)
Year Ended June 30, 2012	14.35	0.14	(h)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(h)	2.95	3.08	(0.12)	—	(0.12)
Year Ended June 30, 2010	10.09	0.13	(h)	1.28	1.41	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.42	0.17	(h)	(3.48)	(3.31)	(0.18)	(0.84)	(1.02)
Year Ended June 30, 2008	17.24	0.27	(h)	(1.74)	(1.47)	(0.68)	(0.67)	(1.35)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earning credits (f)	Portfolio turnover rate (c)(g)

$14.75	7.13%	$1,169,400	0.50%	1.60%	0.76%	10%
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6
14.14	26.86	1,089,221	0.50	0.71	0.76	15
11.22	13.67	769,574	0.50	0.81	0.79	15
9.94	(22.41)	573,470	0.50	1.45	0.88	23
14.23	(9.41)	708,064	0.50	1.42	0.73	25

14.42	6.82	129,866	1.04	0.95	1.26	10
13.58	(1.55)	147,256	1.05	0.16	1.25	6
13.85	26.20	213,785	1.06	0.12	1.26	15
11.00	12.85	232,624	1.10	0.20	1.30	15
9.79	(22.85)	281,372	1.11	0.80	1.37	23
14.03	(9.95)	481,947	1.07	0.86	1.23	25

14.17	6.87	132,634	1.05	1.05	1.26	10
13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15
10.82	12.99	82,981	1.09	0.22	1.29	15
9.62	(22.89)	60,098	1.11	0.80	1.37	23
13.82	(9.94)	87,048	1.07	0.86	1.23	25

14.98	7.29	106,092	0.25	1.83	0.52	10
14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15
11.39	13.87	77,338	0.25	1.08	0.54	15
10.09	(22.20)	55,890	0.25	1.62	0.63	23
14.42	(9.19)	68,846	0.25	1.68	0.48	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$13.17	$0.13	(h)	$0.68	$0.81	$(0.14)	$—	$(0.14)
Year Ended June 30, 2012	13.28	0.17	(h)	(0.10)	0.07	(0.18)	—	(0.18)
Year Ended June 30, 2011	11.05	0.18	(h)	2.23	2.41	(0.18)	—	(0.18)
Year Ended June 30, 2010	9.90	0.20	(h)	1.15	1.35	(0.20)	—	(0.20)
Year Ended June 30, 2009	13.06	0.24		(2.52)	(2.28)	(0.24)	(0.64)	(0.88)
Year Ended June 30, 2008	15.14	0.33		(1.24)	(0.91)	(0.62)	(0.55)	(1.17)

Class B
Six Months Ended December 31, 2012 (Unaudited)	13.11	0.09	(h)	0.68	0.77	(0.11)	—	(0.11)
Year Ended June 30, 2012	13.22	0.10	(h)	(0.10)	— (i)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.00	0.11	(h)	2.22	2.33	(0.11)	—	(0.11)
Year Ended June 30, 2010	9.85	0.13	(h)	1.15	1.28	(0.13)	—	(0.13)
Year Ended June 30, 2009	13.00	0.18		(2.51)	(2.33)	(0.18)	(0.64)	(0.82)
Year Ended June 30, 2008	15.07	0.23		(1.21)	(0.98)	(0.54)	(0.55)	(1.09)

Class C
Six Months Ended December 31, 2012 (Unaudited)	12.89	0.09	(h)	0.67	0.76	(0.11)	—	(0.11)
Year Ended June 30, 2012	13.01	0.10	(h)	(0.11)	(0.01)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(h)	2.19	2.30	(0.12)	—	(0.12)
Year Ended June 30, 2010	9.71	0.13	(h)	1.12	1.25	(0.13)	—	(0.13)
Year Ended June 30, 2009	12.83	0.17		(2.46)	(2.29)	(0.19)	(0.64)	(0.83)
Year Ended June 30, 2008	14.89	0.23		(1.20)	(0.97)	(0.54)	(0.55)	(1.09)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	13.00	0.15	(h)	0.67	0.82	(0.16)	—	(0.16)
Year Ended June 30, 2012	13.12	0.20	(h)	(0.11)	0.09	(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(h)	2.20	2.41	(0.21)	—	(0.21)
Year Ended June 30, 2010	9.78	0.22	(h)	1.14	1.36	(0.22)	—	(0.22)
Year Ended June 30, 2009	12.92	0.26		(2.49)	(2.23)	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2008	14.99	0.37		(1.23)	(0.86)	(0.66)	(0.55)	(1.21)

(a)	Annualized for periods less than one year.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data

			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earning credits (f)	Portfolio turnover rate (c)(g)

$13.84	6.18%	$1,586,352	0.50%	1.94%	0.72%	10%
13.17	0.60	1,485,151	0.50	1.33	0.71	11
13.28	21.91	1,443,240	0.50	1.45	0.71	9
11.05	13.52	1,008,109	0.50	1.72	0.73	14
9.90	(16.79)	737,763	0.50	2.33	0.79	24
13.06	(6.46)	979,243	0.47	2.31	0.70	25

13.77	5.84	153,265	1.02	1.31	1.22	10
13.11	0.03	185,106	1.03	0.79	1.22	11
13.22	21.23	270,833	1.04	0.88	1.22	9
11.00	12.92	315,944	1.08	1.13	1.23	14
9.85	(17.30)	376,179	1.09	1.72	1.29	24
13.00	(6.98)	615,387	1.04	1.73	1.20	25

13.54	5.88	186,741	1.02	1.41	1.22	10
12.89	0.00 (j)	179,336	1.03	0.80	1.21	11
13.01	21.28	186,625	1.04	0.91	1.21	9
10.83	12.87	119,332	1.07	1.16	1.23	14
9.71	(17.28)	79,996	1.09	1.72	1.29	24
12.83	(6.97)	113,522	1.04	1.75	1.20	25

13.66	6.31	133,819	0.25	2.18	0.47	10
13.00	0.79	127,295	0.25	1.59	0.46	11
13.12	22.19	146,524	0.25	1.69	0.46	9
10.92	13.87	104,501	0.25	1.94	0.48	14
9.78	(16.61)	107,048	0.25	2.57	0.54	24
12.92	(6.22)	139,611	0.22	2.55	0.45	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class B, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at each fund’s net asset value per share as of the report date.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$3,286,427	$–	$–	$3,286,427

Investor Conservative Growth Fund
Total Investments in Securities (a)	$3,056,799	$–	$–	$3,056,799

Investor Growth Fund
Total Investments in Securities (a)	$1,538,508	$–	$–	$1,538,508

Investor Growth & Income Fund
Total Investments in Securities (a)	$2,059,130	$–	$–	$2,059,130

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for the asset class specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the Realized Gain (Loss) amounts in the tables below are distributions of realized gains, if any, by the affiliated Underlying Funds (amounts in thousands):

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012

Investor Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$25,060	$4,000	$—	$—	$—	1,804	$25,203
JPMorgan Core Bond Fund, Select Class Shares	326,897	13,401	30,000	852	4,597	25,900	312,358
JPMorgan Core Plus Bond Fund, Select Class Shares	414,860	10,042	—	242	7,937	50,579	430,430
JPMorgan Credit Opportunities Fund, Select Class Shares	35,589	—	—	—	658	3,479	36,598
JPMorgan Dynamic Growth Fund, Select Class Shares	16,217	3,500	5,100	340	—	929	15,666
JPMorgan Emerging Economies Fund, Select Class Shares	23,866	23,000	2,600	(510)	510	3,428	47,508
JPMorgan Emerging Markets Debt Fund, Select Class Shares	53,975	3,000	18,600	1,022	1,364	4,679	42,627
JPMorgan Emerging Markets Equity Fund, Select Class Shares	24,824	22,000	2,900	(129)	250	1,978	47,281
JPMorgan Equity Income Fund, Select Class Shares	17,726	3,152	—	152	292	2,092	21,527
JPMorgan Floating Rate Income Fund, Select Class Shares	3,566	12,321	—	21	274	1,597	15,958
JPMorgan Global Natural Resources Fund, Select Class Shares	10,536	3,000	1,000	(424)	258	1,197	13,502
JPMorgan Government Bond Fund, Select Class Shares	107,339	12,900	34,000	492	1,362	7,413	86,135
JPMorgan High Yield Fund, Select Class Shares	226,001	1,319	31,500	255	7,197	24,985	203,379
JPMorgan Inflation Managed Bond Fund, Select Class Shares	52,308	67,335	4,500	560	605	10,677	115,422
JPMorgan International Equity Index Fund, Select Class Shares	94,713	4,500	19,200	(1,340)	2,328	5,085	91,940
JPMorgan Intrepid America Fund, Select Class Shares	239,105	10,200	32,900	2,471	4,335	8,763	228,625
JPMorgan Intrepid Growth Fund, Select Class Shares	124,750	6,900	16,000	1,107	1,197	4,626	121,057
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	92,259	5,000	10,500	398	525	5,622	93,432
JPMorgan Large Cap Growth Fund, Select Class Shares	40,430	6,500	6,900	186	188	1,707	40,878
JPMorgan Large Cap Value Fund, Select Class Shares	147,233	—	21,000	(1,652)	1,004	11,693	138,449
JPMorgan Latin America Fund, Select Class Shares	16,080	2,500	3,000	(440)	50	882	17,520
JPMorgan Limited Duration Bond Fund, Select Class Shares	64,002	39,799	18,000	403	498	8,919	87,318

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012

Investor Balanced Fund (continued)
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$24,491	$99,177	$62,736	$—	$23	60,932	$60,932
JPMorgan Market Expansion Index Fund, Select Class Shares	123,679	13,251	13,600	6,688	762	11,958	126,870
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	167,460	6,600	6,000	(353)	—	17,124	165,764
JPMorgan Research Market Neutral Fund, Select Class Shares	60,434	20,200	4,500	(405)	—	5,241	78,251
JPMorgan Short Duration Bond Fund, Select Class Shares	55,644	19,515	13,500	31	380	5,617	61,725
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	9,303	—	3	112	788	9,323
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	39,462	3,424	10,400	203	691	2,420	32,482
JPMorgan U.S. Equity Fund, Select Class Shares	326,360	19,019	21,900	8,180	2,657	30,254	339,143
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	147,070	6,731	—	6,732	1,209	7,165	158,481
JPMorgan Value Advantage Fund, Select Class Shares	12,862	6,584	—	83	216	970	20,643

Total	$3,114,798			$25,168	$41,479		$3,286,427

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012

Investor Conservative Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$22,647	$3,500	$1,500	$(440)	$—	1,528	$21,342
JPMorgan Core Bond Fund, Select Class Shares	354,838	19,468	11,000	501	5,051	30,296	365,368
JPMorgan Core Plus Bond Fund, Select Class Shares	489,284	8,683	—	282	9,301	59,278	504,457
JPMorgan Credit Opportunities Fund, Select Class Shares	43,845	—	—	—	810	4,286	45,088
JPMorgan Emerging Economies Fund, Select Class Shares	19,804	11,899	7,300	(1,310)	283	1,903	26,377
JPMorgan Emerging Markets Debt Fund, Select Class Shares	46,905	3,000	15,800	844	1,203	4,151	37,819
JPMorgan Emerging Markets Equity Fund, Select Class Shares	19,917	13,200	9,100	65	138	1,091	26,073
JPMorgan Equity Income Fund, Select Class Shares	28,741	5,750	—	251	482	3,451	35,507
JPMorgan Floating Rate Income Fund, Select Class Shares	13,150	7,928	—	28	469	2,137	21,353
JPMorgan Global Natural Resources Fund, Select Class Shares	6,006	6,000	1,500	(586)	214	992	11,187
JPMorgan Government Bond Fund, Select Class Shares	243,209	30,400	4,500	(23)	3,692	23,091	268,312
JPMorgan High Yield Fund, Select Class Shares	140,758	816	20,100	100	4,400	15,487	126,061
JPMorgan Inflation Managed Bond Fund, Select Class Shares	86,384	57,216	11,500	668	775	12,289	132,847
JPMorgan International Equity Index Fund, Select Class Shares	43,805	5,000	7,100	(929)	1,201	2,624	47,440
JPMorgan Intrepid America Fund, Select Class Shares	200,446	11,000	19,500	1,316	3,837	7,756	202,357
JPMorgan Intrepid Growth Fund, Select Class Shares	83,037	11,000	8,100	471	888	3,432	89,815
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	39,122	3,500	5,500	70	223	2,407	40,011
JPMorgan Large Cap Value Fund, Select Class Shares	63,869	—	24,900	959	315	3,679	43,560
JPMorgan Latin America Fund, Select Class Shares	12,558	5,400	4,000	(427)	45	799	15,870
JPMorgan Limited Duration Bond Fund, Select Class Shares	147,755	42,600	10,500	(251)	1,164	18,762	183,682

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012

Investor Conservative Growth Fund (continued)
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$19,185	$133,962	$105,081	$—	$29	48,066	$48,066
JPMorgan Market Expansion Index Fund, Select Class Shares	37,713	7,533	8,300	1,726	229	3,600	38,201
JPMorgan Mid Cap Growth Fund, Select Class Shares	14,424	5,124	5,800	962	—	661	14,336
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	144,666	4,600	2,500	(113)	—	14,952	144,738
JPMorgan Research Market Neutral Fund, Select Class Shares	76,329	13,200	2,500	(225)	—	6,013	89,781
JPMorgan Short Duration Bond Fund, Select Class Shares	163,682	4,037	16,500	2	913	13,775	151,389
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	7,902	—	2	95	669	7,919
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	32,281	4,343	7,000	715	629	2,205	29,585
JPMorgan U.S. Equity Fund, Select Class Shares	158,210	15,444	20,000	5,058	1,268	14,412	161,557
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	87,389	4,000	—	4,000	718	4,257	94,170
JPMorgan Value Advantage Fund, Select Class Shares	27,484	3,132	—	132	341	1,529	32,531

Total	$2,867,443			$13,848	$38,713		$3,056,799

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012

Investor Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$12,829	$1,500	$—	$—	$—	890	$12,439
JPMorgan Core Plus Bond Fund, Select Class Shares	4,259	10,008	—	8	266	1,695	14,428
JPMorgan Credit Opportunities Fund, Select Class Shares	6,754	—	—	—	125	660	6,945
JPMorgan Dynamic Growth Fund, Select Class Shares	7,730	—	—	—	—	481	8,115
JPMorgan Emerging Economies Fund, Select Class Shares	8,603	17,500	500	(78)	292	1,964	27,216
JPMorgan Emerging Markets Debt Fund, Select Class Shares	27,896	—	11,000	708	635	2,086	19,007
JPMorgan Emerging Markets Equity Fund, Select Class Shares	9,669	17,500	500	13	150	1,191	28,463
JPMorgan Equity Income Fund, Select Class Shares	6,191	6,089	—	89	169	1,222	12,576
JPMorgan Floating Rate Income Fund, Select Class Shares	1,834	5,510	—	10	139	739	7,378
JPMorgan Global Natural Resources Fund, Select Class Shares	3,927	1,500	—	—	111	515	5,814
JPMorgan Government Bond Fund, Select Class Shares	435	6,000	5,500	2	34	80	934
JPMorgan High Yield Fund, Select Class Shares	34,588	168	10,000	536	1,101	3,192	25,981
JPMorgan Inflation Managed Bond Fund, Select Class Shares	19,929	23,565	8,000	247	221	3,299	35,659
JPMorgan International Equity Fund, Select Class Shares	24,427	4,999	14,900	2,790	77	1,255	18,190
JPMorgan International Equity Index Fund, Select Class Shares	66,021	—	3,600	(377)	1,787	3,903	70,571
JPMorgan Intrepid America Fund, Select Class Shares	204,945	2,000	21,200	1,774	3,709	7,499	195,655
JPMorgan Intrepid Growth Fund, Select Class Shares	96,921	—	9,500	1,193	905	3,497	91,521
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	60,223	—	3,300	(141)	343	3,675	61,086
JPMorgan Large Cap Growth Fund, Select Class Shares	145,814	—	8,700	2,812	639	5,814	139,238
JPMorgan Large Cap Value Fund, Select Class Shares	189,970	—	23,400	(5,346)	1,329	15,436	182,765
JPMorgan Latin America Fund, Select Class Shares	4,366	2,500	1,000	(122)	19	335	6,658
JPMorgan Limited Duration Bond Fund, Select Class Shares	1,755	1,000	500	71	11	234	2,292

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Investor Growth Fund (continued)
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$13,037	$79,849	$69,840	$—	$8	23,046	$23,046
JPMorgan Market Expansion Index Fund, Select Class Shares	93,202	5,129	4,400	5,138	579	9,086	96,400
JPMorgan Mid Cap Growth Fund, Select Class Shares	8,265	386	—	386	—	409	8,872
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	27,882	7,400	10,500	(155)	—	2,537	24,556
JPMorgan Research Market Neutral Fund, Select Class Shares	12,559	8,200	12,000	(676)	—	608	9,078
JPMorgan Small Cap Value Fund, Select Class Shares	48,700	—	4,600	728	223	2,271	48,866
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	5,501	—	2	66	466	5,513
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	19,733	437	4,900	560	326	1,142	15,324
JPMorgan U.S. Equity Fund, Select Class Shares	235,205	7,940	15,200	5,152	1,888	21,291	238,678
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	73,497	3,364	—	3,364	604	3,580	79,200
JPMorgan Value Advantage Fund, Select Class Shares	9,046	6,065	—	65	168	754	16,044

Total	$1,480,212			$18,753	$15,924		$1,538,508

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Investor Growth & Income Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$16,206	$2,000	$—	$—	$—	1,131	$15,803
JPMorgan Core Bond Fund, Select Class Shares	108,228	18,015	37,000	578	1,469	7,465	90,026
JPMorgan Core Plus Bond Fund, Select Class Shares	151,050	7,290	—	90	2,959	18,848	160,393
JPMorgan Credit Opportunities Fund, Select Class Shares	19,977	—	—	—	369	1,953	20,543
JPMorgan Dynamic Growth Fund, Select Class Shares	10,021	2,000	2,800	235	—	586	9,881
JPMorgan Emerging Economies Fund, Select Class Shares	18,663	17,000	500	(114)	407	2,736	37,918
JPMorgan Emerging Markets Debt Fund, Select Class Shares	34,945	—	13,600	806	782	2,627	23,934
JPMorgan Emerging Markets Equity Fund, Select Class Shares	20,116	16,000	1,900	(111)	196	1,552	37,086
JPMorgan Equity Income Fund, Select Class Shares	17,537	5,165	—	165	316	2,266	23,319
JPMorgan Floating Rate Income Fund, Select Class Shares	2,343	5,811	—	11	157	821	8,199
JPMorgan Global Natural Resources Fund, Select Class Shares	5,760	1,500	—	—	148	688	7,758
JPMorgan High Yield Fund, Select Class Shares	141,317	862	14,000	661	4,643	16,331	132,937
JPMorgan Inflation Managed Bond Fund, Select Class Shares	27,315	40,877	8,500	341	322	5,534	59,819
JPMorgan International Equity Fund, Select Class Shares	19,648	4,998	12,000	1,743	65	1,078	15,615
JPMorgan International Equity Index Fund, Select Class Shares	64,888	1,500	3,600	(458)	1,798	3,928	71,027
JPMorgan Intrepid America Fund, Select Class Shares	233,745	4,000	18,300	1,958	4,385	8,866	231,303
JPMorgan Intrepid Growth Fund, Select Class Shares	84,024	1,000	6,600	849	811	3,132	81,967
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	34,027	1,000	1,600	156	202	2,163	35,951
JPMorgan Large Cap Growth Fund, Select Class Shares	115,577	3,500	8,800	2,403	515	4,685	112,215
JPMorgan Large Cap Value Fund, Select Class Shares	157,070	—	21,600	(2,608)	1,072	12,543	148,507
JPMorgan Latin America Fund, Select Class Shares	10,150	1,000	1,900	(188)	30	534	10,607
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	19,679	56,765	50,501	—	11	25,943	25,943
JPMorgan Market Expansion Index Fund, Select Class Shares	96,358	6,483	2,200	5,501	619	9,711	103,034
JPMorgan Mid Cap Growth Fund, Select Class Shares	9,638	1,498	—	498	—	527	11,445
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	111,151	8,000	10,500	(388)	—	11,078	107,231
JPMorgan Research Market Neutral Fund, Select Class Shares	41,383	20,000	10,500	(782)	—	3,506	52,347
JPMorgan Small Cap Value Fund, Select Class Shares	37,231	2,500	6,000	495	171	1,742	37,483

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	For the six months ended December 31, 2012
Affiliate	Value at June 30, 2012	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at December 31, 2012	Value at December 31, 2012
Investor Growth & Income Fund (continued)
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	$—	$5,801	$—	$3	$70	491	$5,814
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	22,598	578	2,800	446	431	1,513	20,298
JPMorgan U.S. Equity Fund, Select Class Shares	233,828	9,423	16,600	6,362	1,880	21,220	237,877
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	94,698	4,335	—	4,334	778	4,613	102,046
JPMorgan Value Advantage Fund, Select Class Shares	16,009	3,584	—	84	218	978	20,804

Total	$1,975,180			$23,070	$24,824		$2,059,130

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net investment income and realized gains from the Underlying Funds, if any, are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

funds. For the six months ended December 31, 2012, the annualized effective rate of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, was as follows:

Investor Balanced Fund	0.06%
Investor Conservative Growth Fund	0.06
Investor Growth Fund	0.07
Investor Growth & Income Fund	0.07

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$954	$7
Investor Conservative Growth Fund	1,008	5
Investor Growth Fund	270	9
Investor Growth & Income Fund	462	9

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$18	$—	$2,526	$2,544
Investor Conservative Growth Fund	14	—	1,814	1,828
Investor Growth Fund	9	99	1,589	1,697
Investor Growth & Income Fund	12	—	1,855	1,867

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$22	$—	$520	$542
Investor Conservative Growth Fund	14	—	836	850
Investor Growth Fund	19	21	246	286
Investor Growth & Income Fund	24	—	335	359

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Funds’ Distributor has agreed to waive the Funds’ fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the Underlying Funds. These waivers will be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fee up to 0.25% of the Funds’ net assets.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$358,996	$327,600
Investor Conservative Growth Fund	315,675	224,500
Investor Growth Fund	144,261	173,200
Investor Growth & Income Fund	195,720	201,300

During the six months ended December 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,896,284	$405,562	$15,419	$390,143
Investor Conservative Growth Fund	2,798,402	269,951	11,554	258,397
Investor Growth Fund	1,274,545	268,080	4,117	263,963
Investor Growth & Income Fund	1,746,608	321,541	9,019	312,522

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Investor Balanced Fund	$—	$7,068	$5,878	$12,946
Investor Conservative Growth Fund	2,308	11,953	3,996	18,257
Investor Growth Fund	3,756	9,674	27,262	40,692
Investor Growth & Income Fund	—	20,269	14,140	34,409

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Core Plus Bond Fund	38%
JPMorgan Credit Opportunities Fund	99
JPMorgan Dynamic Growth Fund	86
JPMorgan Emerging Economies Fund	24
JPMorgan Emerging Markets Debt Fund	21
JPMorgan Global Natural Resources Fund	54

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

% of Net Assets
JPMorgan Government Bond Fund	19%
JPMorgan Inflation Managed Bond Fund	21
JPMorgan International Equity Index Fund	48
JPMorgan Intrepid America Fund	45
JPMorgan Intrepid Growth Fund	59
JPMorgan Intrepid Mid Cap Fund	54
JPMorgan Large Cap Value Fund	87
JPMorgan Latin America Fund	54
JPMorgan Limited Duration Bond Fund	56
JPMorgan Market Expansion Index Fund	30
JPMorgan Multi-Cap Market Neutral Fund	90
JPMorgan Research Market Neutral Fund	31
JPMorgan Small Cap Value Fund	12
JPMorgan U.S. Dynamic Plus Fund	65
JPMorgan U.S. Equity Fund	14

In addition, the Funds each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares. Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	39

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012 and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,051.90	$2.59	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,049.10	5.16	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,049.00	5.22	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Select Class
Actual	1,000.00	1,053.10	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,039.40	2.57	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,037.00	5.08	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	1,037.10	5.13	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Select Class
Actual	1,000.00	1,040.40	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value, December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$1,071.30	$2.61	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,068.20	5.42	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04
Class C
Actual	1,000.00	1,068.70	5.47	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05
Select Class
Actual	1,000.00	1,072.90	1.31	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	1,061.80	2.60	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class B
Actual	1,000.00	1,058.40	5.29	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02
Class C
Actual	1,000.00	1,058.80	5.29	1.02
Hypothetical	1,000.00	1,020.06	5.19	1.02
Select Class
Actual	1,000.00	1,063.10	1.30	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information for the Funds and Underlying Funds received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Funds’ and Underlying Funds’ performance compared to the performance of the Funds’ and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approvals. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds that invest primarily in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the

Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of assets in these Funds and certain other funds-of-funds, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance was in the third, fourth and first quintiles for Class A shares and in the third, third, and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s performance was in the fourth, fourth and second quintiles for Class A shares and in the fourth, fourth and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable. They requested, however, that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the money market and alternative products subcommittee at each of their regular meetings over the course of next year.

The Trustees noted that the Investor Growth Fund’s performance was in the third, fourth and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s performance was in the third, third and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2012

Tax Letter

(Unaudited)

Foreign Source Income and Foreign Tax Credit Pass Through

The Funds are required to notify shareholders that for the fiscal period ended June 30, 2012, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign gross income and foreign tax expenses are as follows (amounts in thousands):

	Foreign Gross Income	Foreign Tax Pass Through
Investor Balanced Fund	$3,152	$484
Investor Conservative Growth Fund	1,688	268
Investor Growth Fund	2,587	370
Investor Growth & Income Fund	2,515	368

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates. These shareholders should refer to their 2012 Form 1099-DIV for foreign tax paid.

DECEMBER 31, 2012	J.P. MORGAN INVESTOR FUNDS	45

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-INV-1212

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2012 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 23, 2013 (Unaudited)

Dear Shareholder:

Despite periods of volatility, equity markets in most parts of the world rallied during the six months ended December 31, 2012. Improving U.S. economic data, particularly in the housing market, and accommodative policies from central banks around the world helped support investors’ appetite for risk. Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.

“Stock markets carried their positive momentum into 2013 as investors reacted positively to the “fiscal cliff” bill and recent industry fund flows into equity strategies suggest that many investors are becoming more optimistic.”

However, many of the catalysts for uncertainty in 2012 are likely to continue in 2013. The upcoming debate about the debt ceiling and budget resolutions is likely to create additional political gridlock in Washington. Europe’s debt crisis still looms, tensions in the Middle East continue and economic growth remains tepid. Accordingly, central banks around the world have indicated their continued commitment to accommodative policies.

U.S. Treasury Yields Remain Low

Yields for U.S. Treasury securities remained at historically low levels throughout the six-month period. The yield for 10-year U.S. Treasury securities ended December 2012 at 1.8%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.0%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the six months ended December 31, 2012.

International Stocks Outperform

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. While the debt crisis in Europe impacted equities in all corners of the world, it had the most significant impact on international stocks, which rose and fell with investors’ changing perception about the viability of corrective actions taken by the European Central Bank (“ECB”). Investors’ positive reaction to the ECB’s plan to purchase 1-3 year bonds issued by the governments of troubled European countries calmed markets and helped international stocks outperform U.S. stocks. Emerging markets stocks, weighed down by concerns about a “hard landing” in China for much of the reporting period, also received a boost from the ECB’s announcement and outperformed U.S. equities during the six months ended December 31, 2012.

Investment Implications for the U.S. Debt and Deficit Negotiations

On January 1, 2013, the U.S. Senate and House of Representatives approved a “fiscal cliff” package. Equities moved higher in the wake of this deal, but markets could become volatile as the remaining issues come into focus over the coming months. Negotiations surrounding the debt ceiling are ongoing, while the issue of long-term entitlement spending remains. Given these unresolved issues, an appropriately balanced mix of stocks, bonds, as well as alternatives, should help cushion portfolios if markets become volatile.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

Accommodative policies from the U.S. Federal Reserve and improving economic data helped U.S. equity markets rally during the reporting period. In September, The U.S. Federal Reserve announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis. Meanwhile, the U.S. housing and labor markets showed signs of recovery, as housing starts and nonfarm payrolls were better than investors had expected. Uncertainty surrounding the “fiscal cliff” stalled the equity rally but U.S. stocks across most market capitalizations and investment styles finished the reporting period with gains. The Russell 1000 Index returned 6.44% for the six months ended December 31, 2012, while the Russell 3000 Index returned 6.49% for the same period.

U.S. large-cap value stocks outperformed U.S. large-cap growth stocks, as the Russell 1000 Value Index returned 8.13% versus the 4.71% return for the Russell 1000 Growth Index during the six months ended December 31, 2012. U.S. mid-cap stocks outperformed U.S. large-cap stocks as the Russell Midcap Index returned 8.62%.

Intrepid Investment Philosophy and Process

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks that they believe possess strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, each of the Funds were managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.82%
Russell 1000 Index	6.44%

Net Assets as of 12/31/2012 (In Thousands)	$1,904,060

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2012. The Fund’s stock selection in the consumer discretionary and materials sectors was the primary contributor to relative performance. The Fund’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Gilead Sciences, Inc., LyondellBasell Industries N.V. and Ford Motor Co. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of vehicle manufacturer Ford Motor Co. benefited from recovering car and truck sales in the U.S., as well as growing sales in emerging markets.

Individual detractors from relative performance included the Fund’s positions in Vertex Pharmaceuticals, Inc. and Microsoft Corp. Shares of Vertex Pharmaceuticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. The Fund’s underweight position versus the Benchmark in Google, Inc. also detracted from relative performance as the stock benefited from investors’ optimism surrounding increased spending on internet search advertising.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.7%
2.	Exxon Mobil Corp.	3.3
3.	Chevron Corp.	2.8
4.	Pfizer, Inc.	2.7
5.	Microsoft Corp.	2.7
6.	Philip Morris International, Inc.	2.2
7.	Wells Fargo & Co.	2.1
8.	International Business Machines Corp.	2.0
9.	Amgen, Inc.	1.9
10.	Gilead Sciences, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.7%
Financials	14.0
Consumer Discretionary	12.4
Health Care	11.5
Energy	10.2
Industrials	9.9
Consumer Staples	9.3
Materials	4.7
Telecommunication Services	3.2
Utilities	3.1
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		6.68%	16.76%	0.83%	8.13%
With Sales Charge**		1.07	10.62	(0.25)	7.54
CLASS C SHARES	2/19/05
Without CDSC		6.42	16.19	0.33	7.70
With CDSC***		5.42	15.19	0.33	7.70
CLASS R2 SHARES	11/3/08	6.55	16.46	0.62	8.02
CLASS R5 SHARES	5/15/06	6.94	17.28	1.30	8.49
SELECT CLASS SHARES	2/28/03	6.82	17.03	1.08	8.34

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.07%
Russell 1000 Growth Index	4.71%

Net Assets as of 12/31/2012 (In Thousands)	$651,220

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the six months ended December 31, 2012. The Fund’s stock selection in the health care and consumer discretionary sectors was the primary contributor to relative performance. The Fund’s stock selection in the information technology and energy sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Gilead Sciences, Inc., LyondellBasell Industries N.V. and PulteGroup, Inc. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of homebuilder PulteGroup, Inc. increased after the U.S. housing market showed signs of recovery.

Individual detractors from relative performance included the Fund’s positions in Microsoft Corp. and Western Union Co. Shares of Microsoft Corp. declined after the software company reported disappointing third-quarter results. Shares of Western Union Co. declined after the payment services company lowered its expectations for its fiscal 2012 revenue. The Fund’s underweight position versus the Benchmark in Google, Inc. also detracted from relative performance as the stock benefited from investors’ optimism surrounding increased spending on internet search advertising.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	8.3%
2.	International Business Machines Corp.	4.1
3.	Microsoft Corp.	4.0
4.	Philip Morris International, Inc.	3.2
5.	Home Depot, Inc. (The)	2.5
6.	Amgen, Inc.	2.4
7.	Gilead Sciences, Inc.	2.3
8.	Visa, Inc., Class A	1.9
9.	Honeywell International, Inc.	1.9
10.	QUALCOMM, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.4%
Consumer Discretionary	15.5
Consumer Staples	12.1
Health Care	11.9
Industrials	11.3
Financials	4.9
Materials	4.4
Energy	4.1
Telecommunication Services	2.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		4.98%	15.66%	1.81%	8.15%
With Sales Charge**		(0.55)	9.58	0.72	7.56
CLASS C SHARES	2/19/05
Without CDSC		4.68	15.10	1.30	7.71
With CDSC***		3.68	14.10	1.30	7.71
CLASS R2 SHARES	11/3/08	4.81	15.36	1.60	8.03
CLASS R5 SHARES	5/15/06	5.22	16.22	2.27	8.50
SELECT CLASS SHARES	2/28/03	5.07	15.95	2.07	8.36

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursement, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.76%
Russell Midcap Index	8.62%

Net Assets as of 12/31/2012 (In Thousands)	$423,384

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2012. The Fund’s stock selection in the industrial cyclical and real estate investment trusts (REITs) sectors was the primary detractor from relative performance. The Fund’s stock selection in the health services and systems and consumer cyclical sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s positions in Vertex Pharmaceuticals, Inc., Lorillard, Inc. and ITT Educational Services, Inc. Shares of Vertex Pharmaceu-

ticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of tobacco company Lorillard, Inc. declined on concerns about potential menthol regulation. Shares of ITT Educational Services, Inc., a provider of postsecondary degree programs, declined as lower student enrollment hurt the company’s earnings.

Individual contributors to relative performance included the Fund’s positions in PulteGroup, Inc., Constellation Brands, Inc. and Workday, Inc. Shares of homebuilder PulteGroup, Inc. increased after the U.S. housing market showed signs of recovery. Shares of Constellation Brands, Inc., which markets and sells alcoholic beverages, benefited after the company increased its expectations for earnings. Shares of Workday, Inc., a provider of enterprise cloud-based applications, benefited from the company’s better-than-expected third-quarter sales.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Constellation Brands, Inc., Class A	2.0%
2.	Lorillard, Inc.	1.8
3.	Discover Financial Services	1.6
4.	Macy’s, Inc.	1.6
5.	PPG Industries, Inc.	1.6
6.	PulteGroup, Inc.	1.5
7.	CBS Corp. (Non-Voting), Class B	1.5
8.	Alliance Data Systems Corp.	1.5
9.	Cooper Cos., Inc. (The)	1.4
10.	Wyndham Worldwide Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.4%
Consumer Discretionary	16.6
Information Technology	14.6
Industrials	10.9
Health Care	10.6
Consumer Staples	6.6
Energy	6.5
Materials	6.0
Utilities	5.8
Telecommunication Services	1.5
U.S. Treasury Obligation	0.2
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		7.58%	15.83%	2.10%	8.48%
With Sales Charge**		1.94	9.72	1.00	7.90
CLASS B SHARES	9/23/96
Without CDSC		7.20	15.13	1.42	7.91
With CDSC***		2.20	10.13	1.04	7.91
CLASS C SHARES	3/22/99
Without CDSC		7.20	15.15	1.44	7.78
With CDSC****		6.20	14.15	1.44	7.78
SELECT CLASS SHARES	6/1/91	7.76	16.18	2.36	8.76

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/02 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2002 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.56%
Russell 3000 Index	6.49%

Net Assets as of 12/31/2012 (In Thousands)	$11,635

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 3000 Index for the six months ended December 31, 2012. The Fund’s stock selection in the consumer discretionary and consumer staples sectors was the main contributor to relative performance. The Fund’s stock selection in the information technology and health care sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in Constellation Brands, Inc., Expedia, Inc., and Ford Motor Co. Shares of Constellation Brands, Inc., which markets and sells alcoholic beverages, benefited after the company increased its expectations for earnings. Shares of Expedia, Inc., an online travel company, benefited from the company’s better-than-expected earnings. Shares of vehicle manufacturer Ford Motor Co. benefited from recovering car and truck sales in the U.S., as well as growing sales in emerging markets.

Individual detractors from relative performance included the Fund’s positions in Vertex Pharmaceuticals, Inc., Best Buy Co., Inc. and UnitedHealth Group, Inc. Shares of Vertex Pharmaceuticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of consumer electronics retailer Best Buy Co., Inc. decreased following the company’s disappointing second-quarter earnings. Shares of insurer UnitedHealth Group, Inc. declined due to uncertainty surrounding federal healthcare reform.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.1%
2.	Exxon Mobil Corp.	3.4
3.	Pfizer, Inc.	3.0
4.	Chevron Corp.	2.5
5.	Microsoft Corp.	2.4
6.	Constellation Brands, Inc., Class A	2.1
7.	UnitedHealth Group, Inc.	2.0
8.	Time Warner Cable, Inc.	1.9
9.	Home Depot, Inc. (The)	1.8
10.	CVS Caremark Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.8%
Financials	14.2
Consumer Discretionary	14.0
Health Care	13.4
Consumer Staples	11.2
Energy	10.7
Industrials	7.3
Materials	4.1
Utilities	3.0
Telecommunication Services	2.7
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		6.47%	18.98%	0.55%	7.84%
With Sales Charge**		0.88	12.71	(0.53)	7.25
CLASS C SHARES	2/19/05
Without CDSC		6.18	18.35	0.04	7.41
With CDSC***		5.18	17.35	0.04	7.41
SELECT CLASS SHARES	2/28/03	6.56	19.21	0.80	8.05

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.01%
Russell 1000 Value Index	8.13%

Net Assets as of 12/31/2012 (In Thousands)	$906,282

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2012. The Fund’s stock selection in the financials and materials sectors was the main contributor to relative performance. The Fund’s stock selection in the consumer staples and telecommuni-

cations services sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s positions in LyondellBasell Industries N.V., Citigroup, Inc. and Gilead Sciences, Inc. Shares of LyondellBasell Industries N.V. benefited as the chemical manufacturing company posted strong quarterly earnings during the reporting period. Shares of Citigroup, Inc. benefited as investors reacted positively to the financial service company’s restructuring plan. Shares of biotechnology company Gilead Sciences, Inc. benefited from the company’s growing drug pipeline as a result of its recent acquisitions, as well as positive clinical results for several of the company’s drugs.

Individual detractors from relative performance included the Fund’s positions in Best Buy Co., Inc., Vertex Pharmaceuticals, Inc. and Pitney Bowes Inc. Shares of consumer electronics retailer Best Buy Co., Inc. decreased following the company’s disappointing second-quarter earnings. Shares of Vertex Pharmaceuticals, Inc. declined following the announcement of a class action lawsuit against the biotechnology company. Shares of office equipment provider Pitney Bowes Inc. declined as a result of the company’s diminishing sales.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Exxon Mobil Corp.	5.4%
2.	Pfizer, Inc.	4.0
3.	Wells Fargo & Co.	3.3
4.	Chevron Corp.	2.9
5.	Citigroup, Inc.	2.7
6.	Bank of America Corp.	2.3
7.	AT&T, Inc.	2.3
8.	ConocoPhillips	2.1
9.	Cisco Systems, Inc.	1.7
10.	Marathon Oil Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.7%
Energy	15.6
Health Care	11.9
Consumer Discretionary	8.6
Industrials	7.5
Information Technology	7.2
Consumer Staples	6.4
Utilities	5.9
Materials	3.7
Telecommunication Services	3.6
Short-Term Investment	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2012. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2012

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		8.93%	17.96%	0.71%	8.78%
With Sales Charge**		3.20	11.75	(0.37)	8.19
CLASS C SHARES	2/19/05
Without CDSC		8.68	17.41	0.21	8.35
With CDSC***		7.68	16.41	0.21	8.35
CLASS R2 SHARES	11/3/08	8.83	17.69	0.51	8.67
CLASS R5 SHARES	5/15/06	9.13	18.40	1.12	9.12
CLASS R6 SHARES	11/30/10	9.15	18.45	1.14	9.13
SELECT CLASS SHARES	2/28/03	9.01	18.11	0.91	8.97

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.9%
	Consumer Discretionary — 12.4%
	Auto Components — 0.2%
288	Goodyear Tire & Rubber Co. (The) (a)	3,983

	Automobiles — 1.4%
1,980	Ford Motor Co.	25,640

	Diversified Consumer Services — 0.4%
436	H&R Block, Inc.	8,095

	Hotels, Restaurants & Leisure — 1.4%
160	Bally Technologies, Inc. (a)	7,162
231	Brinker International, Inc.	7,162
66	Six Flags Entertainment Corp.	4,045
159	Wyndham Worldwide Corp.	8,466

		26,835

	Household Durables — 0.7%
162	Jarden Corp. (a)	8,375
261	PulteGroup, Inc. (a)	4,747

		13,122

	Internet & Catalog Retail — 0.4%
130	Expedia, Inc.	7,988

	Media — 3.0%
376	CBS Corp. (Non-Voting), Class B	14,303
506	Gannett Co., Inc.	9,111
147	Time Warner Cable, Inc.	14,307
372	Viacom, Inc., Class B	19,619

		57,340

	Multiline Retail — 2.0%
105	Dillard’s, Inc., Class A	8,796
753	Macy’s, Inc.	29,398

		38,194

	Specialty Retail — 2.2%
250	Gap, Inc. (The)	7,748
488	Home Depot, Inc. (The)	30,201
82	TJX Cos., Inc.	3,498

		41,447

	Textiles, Apparel & Luxury Goods — 0.7%
211	Hanesbrands, Inc. (a)	7,547
46	PVH Corp.	5,051

		12,598

	Total Consumer Discretionary	235,242

	Consumer Staples — 9.3%
	Beverages — 0.8%
232	Constellation Brands, Inc., Class A (a)	8,220

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
170	Molson Coors Brewing Co., Class B	7,270

		15,490

	Food & Staples Retailing — 2.4%
454	CVS Caremark Corp.	21,927
335	Walgreen Co.	12,391
179	Wal-Mart Stores, Inc.	12,220

		46,538

	Food Products — 1.8%
68	Campbell Soup Co.	2,365
259	ConAgra Foods, Inc.	7,640
447	Dean Foods Co. (a)	7,375
187	General Mills, Inc.	7,549
84	JM Smucker Co. (The)	7,244
101	Tyson Foods, Inc., Class A	1,950

		34,123

	Household Products — 1.5%
108	Energizer Holdings, Inc.	8,630
234	Kimberly-Clark Corp.	19,782

		28,412

	Personal Products — 0.4%
179	Nu Skin Enterprises, Inc., Class A	6,636

	Tobacco — 2.4%
146	Altria Group, Inc.	4,590
494	Philip Morris International, Inc.	41,335

		45,925

	Total Consumer Staples	177,124

	Energy — 10.2%
	Energy Equipment & Services — 0.9%
246	National Oilwell Varco, Inc.	16,787

	Oil, Gas & Consumable Fuels — 9.3%
496	Chevron Corp.	53,670
303	ConocoPhillips	17,554
726	Exxon Mobil Corp.	62,848
322	Marathon Oil Corp.	9,885
27	Marathon Petroleum Corp.	1,707
139	Occidental Petroleum Corp.	10,672
151	Phillips 66	8,034
106	Tesoro Corp.	4,660
307	Western Refining, Inc.	8,666

		177,696

	Total Energy	194,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Financials — 14.0%
	Capital Markets — 1.7%
675	American Capital Ltd. (a)	8,096
122	Ameriprise Financial, Inc.	7,660
134	Goldman Sachs Group, Inc. (The)	17,069

		32,825

	Commercial Banks — 2.8%
840	Fifth Third Bancorp	12,761
1,164	Wells Fargo & Co.	39,797

		52,558

	Consumer Finance — 1.6%
46	Capital One Financial Corp.	2,647
723	Discover Financial Services	27,872

		30,519

	Diversified Financial Services — 1.6%
786	Citigroup, Inc.	31,111

	Insurance — 3.3%
95	ACE Ltd., (Switzerland)	7,557
510	Allstate Corp. (The)	20,473
83	Assurant, Inc.	2,863
70	Everest Re Group Ltd., (Bermuda)	7,697
328	Lincoln National Corp.	8,487
263	Protective Life Corp.	7,502
95	RenaissanceRe Holdings Ltd., (Bermuda)	7,736
27	Validus Holdings Ltd., (Bermuda)	937

		63,252

	Real Estate Investment Trusts (REITs) — 2.6%
382	CBL & Associates Properties, Inc.	8,098
208	Extra Space Storage, Inc.	7,558
663	General Growth Properties, Inc.	13,159
99	HCP, Inc.	4,468
226	Hospitality Properties Trust	5,281
53	Realty Income Corp.	2,136
125	Ventas, Inc.	8,103

		48,803

	Thrifts & Mortgage Finance — 0.4%
211	Ocwen Financial Corp. (a)	7,285

	Total Financials	266,353

	Health Care — 11.5%
	Biotechnology — 4.3%
429	Amgen, Inc.	37,023
498	Gilead Sciences, Inc. (a)	36,571
202	Vertex Pharmaceuticals, Inc. (a)	8,476

		82,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.6%
118	Community Health Systems, Inc.	3,612
528	HCA Holdings, Inc.	15,936
29	McKesson Corp.	2,831
206	Omnicare, Inc.	7,426
349	UnitedHealth Group, Inc.	18,924

		48,729

	Life Sciences Tools & Services — 0.2%
59	Thermo Fisher Scientific, Inc.	3,776

	Pharmaceuticals — 4.4%
237	Endo Health Solutions, Inc. (a)	6,231
486	Merck & Co., Inc.	19,913
2,054	Pfizer, Inc.	51,506
540	Warner Chilcott plc, (Ireland), Class A	6,505

		84,155

	Total Health Care	218,730

	Industrials — 9.9%
	Aerospace & Defense — 3.7%
400	General Dynamics Corp.	27,687
548	Honeywell International, Inc.	34,756
181	Huntington Ingalls Industries, Inc.	7,849

		70,292

	Airlines — 0.7%
159	Alaska Air Group, Inc. (a)	6,855
285	United Continental Holdings, Inc. (a)	6,666

		13,521

	Building Products — 0.4%
130	Lennox International, Inc.	6,812

	Commercial Services & Supplies — 0.6%
524	Pitney Bowes, Inc.	5,570
619	R.R. Donnelley & Sons Co.	5,571

		11,141

	Construction & Engineering — 0.4%
172	Chicago Bridge & Iron Co. N.V., (Netherlands)	7,972

	Machinery — 2.9%
674	Ingersoll-Rand plc, (Ireland)	32,320
141	Parker Hannifin Corp.	11,968
144	Pentair Ltd., (Switzerland)	7,084
64	Stanley Black & Decker, Inc.	4,719

		56,091

	Professional Services — 0.4%
100	Dun & Bradstreet Corp. (The)	7,850

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 0.8%
245	Norfolk Southern Corp.	15,139

	Total Industrials	188,818

	Information Technology — 18.7%
	Communications Equipment — 1.9%
1,474	Brocade Communications Systems, Inc. (a)	7,855
406	Cisco Systems, Inc.	7,980
330	QUALCOMM, Inc.	20,479

		36,314

	Computers & Peripherals — 4.7%
169	Apple, Inc.	90,135

	Electronic Equipment, Instruments & Components — 0.4%
177	Itron, Inc. (a)	7,868

	Internet Software & Services — 0.8%
206	AOL, Inc. (a)	6,085
168	IAC/InterActiveCorp.	7,946

		14,031

	IT Services — 4.9%
47	Alliance Data Systems Corp. (a)	6,804
304	CoreLogic, Inc. (a)	8,186
201	International Business Machines Corp.	38,568
371	Lender Processing Services, Inc.	9,127
205	Visa, Inc., Class A	30,998

		93,683

	Semiconductors & Semiconductor Equipment — 2.0%
604	Broadcom Corp., Class A (a)	20,049
347	Freescale Semiconductor Ltd. (a)	3,816
188	Lam Research Corp. (a)	6,785
578	LSI Corp. (a)	4,091
159	Skyworks Solutions, Inc. (a)	3,228

		37,969

	Software — 4.0%
27	BMC Software, Inc. (a)	1,075
1,901	Microsoft Corp.	50,808
505	Oracle Corp.	16,830
397	Symantec Corp. (a)	7,458

		76,171

	Total Information Technology	356,171

	Materials — 4.7%
	Chemicals — 4.0%
16	CF Industries Holdings, Inc.	3,291
436	Huntsman Corp.	6,924

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
496	LyondellBasell Industries N.V., (Netherlands), Class A	28,305
147	Monsanto Co.	13,942
176	PPG Industries, Inc.	23,876

		76,338

	Containers & Packaging — 0.3%
109	Greif, Inc., Class A	4,842

	Paper & Forest Products — 0.4%
213	International Paper Co.	8,482

	Total Materials	89,662

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
606	AT&T, Inc.	20,425
535	CenturyLink, Inc.	20,934
432	Verizon Communications, Inc.	18,697

	Total Telecommunication Services	60,056

	Utilities — 3.1%
	Electric Utilities — 2.2%
509	American Electric Power Co., Inc.	21,718
172	NextEra Energy, Inc.	11,922
408	NV Energy, Inc.	7,408

		41,048

	Gas Utilities — 0.4%
247	UGI Corp.	8,076

	Independent Power Producers & Energy Traders — 0.3%
548	AES Corp. (The)	5,858

	Multi-Utilities — 0.2%
60	Consolidated Edison, Inc.	3,310

	Total Utilities	58,292

	Total Common Stocks (Cost $1,447,950)	1,844,931

Short-Term Investment — 3.0%
	Investment Company — 3.0%
57,642	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $57,642)	57,642

	Total Investments — 99.9% (Cost $1,505,592)	1,902,573
	Other Assets in Excess of Liabilities — 0.1%	1,487

	NET ASSETS — 100.0%	$1,904,060

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 15.7%
	Auto Components — 0.5%
87	Delphi Automotive plc, (United Kingdom) (a)	3,339

	Automobiles — 0.4%
216	Ford Motor Co.	2,798

	Diversified Consumer Services — 0.8%
156	H&R Block, Inc.	2,897
147	Service Corp. International	2,023

		4,920

	Hotels, Restaurants & Leisure — 2.1%
57	Bally Technologies, Inc. (a)	2,548
88	Brinker International, Inc.	2,715
78	Dunkin’ Brands Group, Inc.	2,578
47	Six Flags Entertainment Corp.	2,852
55	Wyndham Worldwide Corp.	2,943

		13,636

	Household Durables — 0.7%
52	Jarden Corp. (a)	2,709
120	PulteGroup, Inc. (a)	2,185

		4,894

	Internet & Catalog Retail — 1.1%
46	Expedia, Inc.	2,839
7	priceline.com, Inc. (a)	4,597

		7,436

	Media — 3.6%
114	CBS Corp. (Non-Voting), Class B	4,345
120	DIRECTV (a)	5,999
182	Gannett Co., Inc.	3,273
31	Scripps Networks Interactive, Inc., Class A	1,813
18	Time Warner Cable, Inc.	1,788
119	Viacom, Inc., Class B	6,255

		23,473

	Multiline Retail — 1.5%
244	Macy’s, Inc.	9,533

	Specialty Retail — 4.1%
161	Gap, Inc. (The)	4,994
269	Home Depot, Inc. (The)	16,650
116	TJX Cos., Inc.	4,937

		26,581

	Textiles, Apparel & Luxury Goods — 0.9%
73	Hanesbrands, Inc. (a)	2,626

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
26	PVH Corp.	2,919

		5,545

	Total Consumer Discretionary	102,155

	Consumer Staples — 12.2%
	Beverages — 2.4%
279	Coca-Cola Co. (The)	10,114
92	Coca-Cola Enterprises, Inc.	2,922
82	Constellation Brands, Inc., Class A (a)	2,905

		15,941

	Food & Staples Retailing — 3.1%
105	CVS Caremark Corp.	5,058
129	Kroger Co. (The)	3,351
175	Wal-Mart Stores, Inc.	11,954

		20,363

	Food Products — 2.1%
78	Campbell Soup Co.	2,711
54	ConAgra Foods, Inc.	1,587
155	Dean Foods Co. (a)	2,561
103	General Mills, Inc.	4,142
29	JM Smucker Co. (The)	2,527

		13,528

	Household Products — 1.0%
30	Colgate-Palmolive Co.	3,157
18	Energizer Holdings, Inc.	1,400
22	Kimberly-Clark Corp.	1,874

		6,431

	Personal Products — 0.4%
63	Nu Skin Enterprises, Inc., Class A	2,330

	Tobacco — 3.2%
249	Philip Morris International, Inc.	20,818

	Total Consumer Staples	79,411

	Energy — 4.1%
	Energy Equipment & Services — 1.3%
121	National Oilwell Varco, Inc.	8,236

	Oil, Gas & Consumable Fuels — 2.8%
40	Cabot Oil & Gas Corp.	2,005
40	Chevron Corp.	4,334
69	Exxon Mobil Corp.	5,963
48	Marathon Oil Corp.	1,459
15	Marathon Petroleum Corp.	914
24	Phillips 66	1,269

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
89	Western Refining, Inc.	2,517

		18,461

	Total Energy	26,697

	Financials — 4.9%
	Capital Markets — 0.4%
228	American Capital Ltd. (a)	2,737

	Consumer Finance — 1.3%
231	Discover Financial Services	8,893

	Diversified Financial Services — 0.0% (g)
1	Citigroup, Inc.	30

	Insurance — 0.3%
57	Validus Holdings Ltd., (Bermuda)	1,957

	Real Estate Investment Trusts (REITs) — 2.5%
144	American Tower Corp.	11,119
73	Extra Space Storage, Inc.	2,668
35	Ventas, Inc.	2,278

		16,065

	Thrifts & Mortgage Finance — 0.4%
74	Ocwen Financial Corp. (a)	2,570

	Total Financials	32,252

	Health Care — 12.0%
	Biotechnology — 5.9%
183	Amgen, Inc.	15,797
128	Ariad Pharmaceuticals, Inc. (a)	2,459
206	Gilead Sciences, Inc. (a)	15,145
41	Pharmacyclics, Inc. (a)	2,385
61	Vertex Pharmaceuticals, Inc. (a)	2,571

		38,357

	Health Care Equipment & Supplies — 0.8%
68	Covidien plc, (Ireland)	3,938
24	Zimmer Holdings, Inc.	1,566

		5,504

	Health Care Providers & Services — 2.7%
46	HCA Holdings, Inc.	1,400
122	McKesson Corp.	11,829
29	Omnicare, Inc.	1,032
56	UnitedHealth Group, Inc.	3,016

		17,277

	Pharmaceuticals — 2.6%
81	Endo Health Solutions, Inc. (a)	2,136
399	Pfizer, Inc.	9,997

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
189	Warner Chilcott plc, (Ireland), Class A	2,270
29	Watson Pharmaceuticals, Inc. (a)	2,477

		16,880

	Total Health Care	78,018

	Industrials — 11.4%
	Aerospace & Defense — 3.3%
131	General Dynamics Corp.	9,040
199	Honeywell International, Inc.	12,656

		21,696

	Airlines — 0.7%
253	Delta Air Lines, Inc. (a)	3,002
76	United Continental Holdings, Inc. (a)	1,779

		4,781

	Building Products — 0.4%
55	Lennox International, Inc.	2,894

	Commercial Services & Supplies — 0.1%
89	R.R. Donnelley & Sons Co.	804

	Construction & Engineering — 0.4%
60	Chicago Bridge & Iron Co. N.V., (Netherlands)	2,786

	Industrial Conglomerates — 0.8%
89	Danaher Corp.	4,997

	Machinery — 3.9%
229	Ingersoll-Rand plc, (Ireland)	10,992
16	Middleby Corp. (a)	2,102
69	Parker Hannifin Corp.	5,852
60	Pentair Ltd., (Switzerland)	2,928
43	Stanley Black & Decker, Inc.	3,166

		25,040

	Professional Services — 0.5%
37	Dun & Bradstreet Corp. (The)	2,926

	Road & Rail — 1.3%
247	CSX Corp.	4,879
30	Union Pacific Corp.	3,734

		8,613

	Total Industrials	74,537

	Information Technology — 30.7%
	Communications Equipment — 2.3%
519	Brocade Communications Systems, Inc. (a)	2,763
201	QUALCOMM, Inc.	12,485

		15,248

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — 8.4%
103	Apple, Inc.	54,715

	Internet Software & Services — 1.8%
72	AOL, Inc. (a)	2,144
9	Google, Inc., Class A (a)	6,597
60	IAC/InterActiveCorp.	2,857

		11,598

	IT Services — 8.0%
18	Alliance Data Systems Corp. (a)	2,671
106	CoreLogic, Inc. (a)	2,861
142	International Business Machines Corp.	27,114
103	Lender Processing Services, Inc.	2,536
65	NeuStar, Inc., Class A (a)	2,709
84	Visa, Inc., Class A	12,733
115	Western Union Co. (The)	1,565

		52,189

	Semiconductors & Semiconductor Equipment — 2.2%
220	Broadcom Corp., Class A (a)	7,290
126	Freescale Semiconductor Ltd. (a)	1,385
83	Intel Corp.	1,706
34	Lam Research Corp. (a)	1,239
222	LSI Corp. (a)	1,574
56	Skyworks Solutions, Inc. (a)	1,141

		14,335

	Software — 8.0%
111	Adobe Systems, Inc. (a)	4,164
97	Aspen Technology, Inc. (a)	2,678
68	BMC Software, Inc. (a)	2,709
995	Microsoft Corp.	26,608
314	Oracle Corp.	10,476
47	SolarWinds, Inc. (a)	2,481
158	Symantec Corp. (a)	2,970

		52,086

	Total Information Technology	200,171

	Materials — 4.5%
	Chemicals — 4.5%
37	CF Industries Holdings, Inc.	7,476
122	LyondellBasell Industries N.V., (Netherlands), Class A	6,971
77	Monsanto Co.	7,307
55	PPG Industries, Inc.	7,404

	Total Materials	29,158

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 2.5%
205	AT&T, Inc.	6,917
235	CenturyLink, Inc.	9,187

	Total Telecommunication Services	16,104

	Total Common Stocks (Cost $496,951)	638,503

Short-Term Investment — 3.1%
	Investment Company — 3.1%
19,923	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $19,923)	19,923

	Total Investments — 101.1% (Cost $516,874)	658,426
	Liabilities in Excess of Other Assets — (1.1)%	(7,206)

	NET ASSETS — 100.0%	$651,220

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 16.6%
	Auto Components — 0.5%
35	Delphi Automotive plc, (United Kingdom) (a)	1,350
13	TRW Automotive Holdings Corp. (a)	692

		2,042

	Distributors — 0.5%
3	Genuine Parts Co.	178
95	LKQ Corp. (a)	2,011

		2,189

	Diversified Consumer Services — 0.9%
10	Apollo Group, Inc., Class A (a)	211
261	Service Corp. International	3,598

		3,809

	Hotels, Restaurants & Leisure — 1.9%
72	Brinker International, Inc.	2,237
111	Wyndham Worldwide Corp.	5,880

		8,117

	Household Durables — 2.8%
42	Garmin Ltd., (Switzerland)	1,727
33	Jarden Corp. (a)	1,706
65	Leggett & Platt, Inc.	1,777
352	PulteGroup, Inc. (a)	6,396
4	Tupperware Brands Corp.	250

		11,856

	Internet & Catalog Retail — 0.7%
31	Expedia, Inc.	1,887
10	Netflix, Inc. (a)	909

		2,796

	Leisure Equipment & Products — 0.1%
16	Mattel, Inc.	582

	Media — 2.6%
168	CBS Corp. (Non-Voting), Class B	6,394
63	DISH Network Corp., Class A	2,279
64	Lamar Advertising Co., Class A (a)	2,488

		11,161

	Multiline Retail — 2.2%
19	Dillard’s, Inc., Class A	1,608
17	Dollar Tree, Inc. (a)	706
178	Macy’s, Inc.	6,934

		9,248

	Specialty Retail — 3.9%
9	AutoZone, Inc. (a)	3,154

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
41	Foot Locker, Inc.	1,310
74	GameStop Corp., Class A	1,853
83	Gap, Inc. (The)	2,561
23	O’Reilly Automotive, Inc. (a)	2,075
20	PetSmart, Inc.	1,339
26	Ross Stores, Inc.	1,430
37	TJX Cos., Inc.	1,588
34	Urban Outfitters, Inc. (a)	1,326

		16,636

	Textiles, Apparel & Luxury Goods — 0.5%
5	Carter’s, Inc. (a)	300
31	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,582

		1,882

	Total Consumer Discretionary	70,318

	Consumer Staples — 6.6%
	Beverages — 1.9%
234	Constellation Brands, Inc., Class A (a)	8,288

	Food & Staples Retailing — 0.5%
45	Fresh Market, Inc. (The) (a)	2,179

	Food Products — 2.4%
154	Campbell Soup Co.	5,369
44	Smithfield Foods, Inc. (a)	958
155	Tyson Foods, Inc., Class A	3,015
41	WhiteWave Foods Co., Class A (a)	643

		9,985

	Tobacco — 1.8%
66	Lorillard, Inc.	7,700

	Total Consumer Staples	28,152

	Energy — 6.6%
	Energy Equipment & Services — 1.7%
8	Baker Hughes, Inc.	322
13	Dresser-Rand Group, Inc. (a)	719
16	National Oilwell Varco, Inc.	1,095
55	Oil States International, Inc. (a)	3,960
3	SEACOR Holdings, Inc.	251
18	Unit Corp. (a)	813

		7,160

	Oil, Gas & Consumable Fuels — 4.9%
34	Cimarex Energy Co.	1,943
10	Continental Resources, Inc. (a)	720
78	Energen Corp.	3,531
56	HollyFrontier Corp.	2,606

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
20	Marathon Petroleum Corp.	1,280
42	Murphy Oil Corp.	2,489
36	Newfield Exploration Co. (a)	969
16	Noble Energy, Inc.	1,602
22	PBF Energy, Inc. (a)	633
9	Peabody Energy Corp.	232
27	Plains Exploration & Production Co. (a)	1,263
33	Tesoro Corp.	1,467
57	Valero Energy Corp.	1,928

		20,663

	Total Energy	27,823

	Financials — 18.5%
	Capital Markets — 1.2%
27	Affiliated Managers Group, Inc. (a)	3,475
134	American Capital Ltd. (a)	1,603

		5,078

	Commercial Banks — 2.3%
11	BankUnited, Inc.	274
17	BOK Financial Corp.	937
90	Huntington Bancshares, Inc.	576
196	KeyCorp	1,649
8	M&T Bank Corp.	817
117	Regions Financial Corp.	834
29	Signature Bank (a)	2,047
46	SVB Financial Group (a)	2,569

		9,703

	Consumer Finance — 1.7%
181	Discover Financial Services	6,993

	Diversified Financial Services — 0.3%
55	NASDAQ OMX Group, Inc. (The)	1,379

	Insurance — 4.3%
25	Allied World Assurance Co. Holdings AG, (Switzerland)	1,938
68	American Financial Group, Inc.	2,679
21	Aon plc, (United Kingdom)	1,151
25	Arch Capital Group Ltd., (Bermuda) (a)	1,094
23	Assurant, Inc.	800
111	Assured Guaranty Ltd., (Bermuda)	1,577
16	Axis Capital Holdings Ltd., (Bermuda)	537
7	Everest Re Group Ltd., (Bermuda)	781
44	Hartford Financial Services Group, Inc.	976
30	Lincoln National Corp.	772
40	Principal Financial Group, Inc.	1,141

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
39	Protective Life Corp.	1,103
13	Torchmark Corp.	695
93	Unum Group	1,934
31	Validus Holdings Ltd., (Bermuda)	1,062

		18,240

	Real Estate Investment Trusts (REITs) — 7.7%
15	American Capital Agency Corp.	423
80	Annaly Capital Management, Inc.	1,127
74	Apartment Investment & Management Co., Class A	2,002
3	AvalonBay Communities, Inc.	366
71	Brandywine Realty Trust	859
13	Camden Property Trust	914
23	Chimera Investment Corp.	60
43	CommonWealth REIT	682
48	DDR Corp.	744
53	Digital Realty Trust, Inc.	3,578
41	Douglas Emmett, Inc. (m)	955
274	Duke Realty Corp.	3,805
19	Equity Residential	1,082
8	Extra Space Storage, Inc.	301
40	Health Care REIT, Inc.	2,464
141	Hospitality Properties Trust	3,303
93	Host Hotels & Resorts, Inc.	1,464
24	Mack-Cali Realty Corp.	635
37	Post Properties, Inc.	1,843
63	Retail Properties of America, Inc., Class A	757
7	SL Green Realty Corp.	560
33	Taubman Centers, Inc.	2,574
36	Ventas, Inc.	2,303

		32,801

	Real Estate Management & Development — 1.0%
63	Realogy Holdings Corp. (a)	2,643
67	St. Joe Co. (The) (a)	1,549

		4,192

	Total Financials	78,386

	Health Care — 10.6%
	Biotechnology — 2.4%
28	Alexion Pharmaceuticals, Inc. (a)	2,589
52	BioMarin Pharmaceutical, Inc. (a)	2,571
120	Vertex Pharmaceuticals, Inc. (a)	5,029

		10,189

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Equipment & Supplies — 2.9%
40	Alere, Inc. (a)	744
64	Cooper Cos., Inc. (The)	5,909
92	Hologic, Inc. (a)	1,837
53	Zimmer Holdings, Inc.	3,526

		12,016

	Health Care Providers & Services — 3.9%
26	Aetna, Inc.	1,195
99	AmerisourceBergen Corp.	4,292
59	Community Health Systems, Inc.	1,826
77	HCA Holdings, Inc.	2,320
55	Humana, Inc.	3,754
87	Omnicare, Inc.	3,141

		16,528

	Life Sciences Tools & Services — 0.5%
44	Life Technologies Corp. (a)	2,169

	Pharmaceuticals — 0.9%
21	Perrigo Co.	2,133
21	Watson Pharmaceuticals, Inc. (a)	1,814

		3,947

	Total Health Care	44,849

	Industrials — 10.9%
	Aerospace & Defense — 2.2%
16	Alliant Techsystems, Inc.	1,016
84	Huntington Ingalls Industries, Inc.	3,637
57	L-3 Communications Holdings, Inc.	4,337
3	Northrop Grumman Corp.	216

		9,206

	Airlines — 0.5%
23	Copa Holdings S.A., (Panama), Class A	2,327

	Commercial Services & Supplies — 0.1%
41	R.R. Donnelley & Sons Co.	365

	Construction & Engineering — 2.9%
177	AECOM Technology Corp. (a)	4,224
41	Chicago Bridge & Iron Co. N.V., (Netherlands)	1,905
149	KBR, Inc.	4,461
44	URS Corp.	1,724

		12,314

	Electrical Equipment — 1.0%
46	Hubbell, Inc., Class B	3,889
7	Regal-Beloit Corp.	479

		4,368

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 3.3%
47	AGCO Corp. (a)	2,304
60	Ingersoll-Rand plc, (Ireland)	2,887
65	Parker Hannifin Corp.	5,567
71	Timken Co.	3,410

		14,168

	Marine — 0.2%
16	Kirby Corp. (a)	1,003

	Professional Services — 0.1%
3	Dun & Bradstreet Corp. (The)	212

	Road & Rail — 0.5%
69	CSX Corp.	1,355
11	Landstar System, Inc.	559

		1,914

	Trading Companies & Distributors — 0.1%
18	Air Lease Corp. (a)	383

	Total Industrials	46,260

	Information Technology — 14.7%
	Communications Equipment — 1.6%
631	Brocade Communications Systems, Inc. (a)	3,362
46	Harris Corp.	2,274
20	Palo Alto Networks, Inc. (a)	1,070

		6,706

	Computers & Peripherals — 1.0%
101	Western Digital Corp.	4,308

	Electronic Equipment, Instruments & Components — 1.2%
52	Arrow Electronics, Inc. (a)	1,980
71	Avnet, Inc. (a)	2,180
7	Tech Data Corp. (a)	332
57	Vishay Intertechnology, Inc. (a)	606

		5,098

	Internet Software & Services — 1.7%
77	IAC/InterActiveCorp.	3,619
33	LinkedIn Corp., Class A (a)	3,766

		7,385

	IT Services — 3.2%
43	Alliance Data Systems Corp. (a)	6,188
8	Amdocs Ltd.	269
14	Booz Allen Hamilton Holding Corp.	193
43	Broadridge Financial Solutions, Inc.	991
56	Computer Sciences Corp.	2,225
18	DST Systems, Inc.	1,091

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — Continued
41	Fidelity National Information Services, Inc.	1,417
45	Lender Processing Services, Inc.	1,115

		13,489

	Semiconductors & Semiconductor Equipment — 2.8%
17	Analog Devices, Inc.	728
162	Applied Materials, Inc.	1,854
22	KLA-Tencor Corp.	1,056
20	Lam Research Corp. (a)	737
10	Linear Technology Corp.	348
184	LSI Corp. (a)	1,300
93	Marvell Technology Group Ltd., (Bermuda)	674
145	NVIDIA Corp.	1,777
50	Skyworks Solutions, Inc. (a)	1,007
83	Teradyne, Inc. (a)	1,400
24	Xilinx, Inc.	860

		11,741

	Software — 3.2%
41	BMC Software, Inc. (a)	1,607
203	CA, Inc.	4,462
49	Splunk, Inc. (a)	1,414
181	Symantec Corp. (a)	3,412
26	Synopsys, Inc. (a)	834
30	Workday, Inc., Class A (a)	1,613

		13,342

	Total Information Technology	62,069

	Materials — 6.0%
	Chemicals — 3.0%
17	CF Industries Holdings, Inc.	3,393
28	Huntsman Corp.	447
49	PPG Industries, Inc.	6,605
39	Valspar Corp.	2,440

		12,885

	Containers & Packaging — 0.4%
29	Crown Holdings, Inc. (a)	1,064
7	Greif, Inc., Class A	294
5	Rock-Tenn Co., Class A	363

		1,721

	Metals & Mining — 1.5%
46	Cliffs Natural Resources, Inc.	1,774
10	Nucor Corp.	449
20	Reliance Steel & Aluminum Co.	1,229
14	Royal Gold, Inc.	1,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
46	Steel Dynamics, Inc.	629
33	Walter Energy, Inc.	1,175

		6,394

	Paper & Forest Products — 1.1%
23	Domtar Corp., (Canada)	1,879
66	International Paper Co.	2,610

		4,489

	Total Materials	25,489

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.2%
1,165	Frontier Communications Corp.	4,985

	Wireless Telecommunication Services — 0.3%
22	SBA Communications Corp., Class A (a)	1,534

	Total Telecommunication Services	6,519

	Utilities — 5.9%
	Electric Utilities — 0.3%
10	Exelon Corp.	292
31	NV Energy, Inc.	560
7	Pinnacle West Capital Corp.	347

		1,199

	Gas Utilities — 0.8%
47	Questar Corp.	921
73	UGI Corp.	2,381

		3,302

	Independent Power Producers & Energy Traders — 0.3%
121	AES Corp. (The)	1,291

	Multi-Utilities — 4.5%
35	Alliant Energy Corp.	1,526
49	Ameren Corp.	1,514
151	CenterPoint Energy, Inc.	2,907
66	CMS Energy Corp.	1,604
32	Consolidated Edison, Inc.	1,794
56	DTE Energy Co.	3,363
3	Integrys Energy Group, Inc.	169
43	MDU Resources Group, Inc.	913
52	Sempra Energy	3,675
93	TECO Energy, Inc.	1,551

		19,016

	Total Utilities	24,808

	Total Common Stocks (Cost $316,358)	414,673

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligation — 0.2%
715	U.S. Treasury Notes, 0.250%, 11/30/13 (k) (Cost $715)	716

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.3%
	Investment Company — 2.3%
9,600	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $9,600)	9,600

	Total Investments — 100.4% (Cost $326,673)	424,989
	Liabilities in Excess of Other Assets — (0.4)%	(1,605)

	NET ASSETS — 100.0%	$423,384

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
86	S&P Mid Cap 400	03/15/13	$8,756	$154

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 14.1%
	Auto Components — 0.7%
2	Delphi Automotive plc, (United Kingdom) (a)	76

	Automobiles — 2.3%
15	Ford Motor Co.	194
2	Thor Industries, Inc.	76

		270

	Hotels, Restaurants & Leisure — 2.5%
2	Bally Technologies, Inc. (a)	95
4	Brinker International, Inc.	115
1	Wyndham Worldwide Corp.	76

		286

	Household Durables — 0.4%
1	Jarden Corp. (a)	52

	Internet & Catalog Retail — 1.5%
3	Expedia, Inc.	177

	Media — 3.1%
2	Time Warner Cable, Inc.	219
1	Time Warner, Inc.	39
2	Viacom, Inc., Class B	104

		362

	Multiline Retail — 1.2%
3	Macy’s, Inc.	135

	Specialty Retail — 2.0%
2	Best Buy Co., Inc.	27
3	Home Depot, Inc. (The)	206

		233

	Textiles, Apparel & Luxury Goods — 0.4%
1	Hanesbrands, Inc. (a)	45

	Total Consumer Discretionary	1,636

	Consumer Staples — 11.2%
	Beverages — 2.1%
7	Constellation Brands, Inc., Class A (a)	243

	Food & Staples Retailing — 4.1%
4	CVS Caremark Corp.	204
2	Walgreen Co.	74
3	Wal-Mart Stores, Inc.	198

		476

	Food Products — 1.6%
4	Smithfield Foods, Inc. (a)	78
6	Tyson Foods, Inc., Class A	113

		191

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 1.2%
2		Energizer Holdings, Inc.	144

		Personal Products — 0.9%
1		Nu Skin Enterprises, Inc., Class A	52
2		USANA Health Sciences, Inc. (a)	54

			106

		Tobacco — 1.3%
2		Philip Morris International, Inc.	146

		Total Consumer Staples	1,306

		Energy — 10.7%
		Energy Equipment & Services — 0.6%
1		National Oilwell Varco, Inc.	75

		Oil, Gas & Consumable Fuels — 10.1%
1		Apache Corp.	75
3		Chevron Corp.	295
2		ConocoPhillips	114
5		Exxon Mobil Corp.	402
2		Marathon Oil Corp.	70
1		Marathon Petroleum Corp.	54
1		Occidental Petroleum Corp.	107
1		Phillips 66	52

			1,169

		Total Energy	1,244

		Financials — 14.2%
		Capital Markets — 1.5%
2		Ameriprise Financial, Inc.	122
1		Bank of New York Mellon Corp. (The)	35
—	(h)	Goldman Sachs Group, Inc. (The)	22

			179

		Commercial Banks — 3.3%
1		BB&T Corp.	31
5		KeyCorp	38
3		PNC Financial Services Group, Inc.	150
5		Wells Fargo & Co.	169

			388

		Consumer Finance — 2.1%
2		Capital One Financial Corp.	143
2		Discover Financial Services	61
2		Nelnet, Inc., Class A	45

			249

		Diversified Financial Services — 1.8%
7		Bank of America Corp.	77

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Diversified Financial Services — Continued
3		Citigroup, Inc.	127

			204

		Insurance — 2.8%
1		Allied World Assurance Co. Holdings AG, (Switzerland)	97
5		CNO Financial Group, Inc.	43
1		MetLife, Inc.	44
1		Protective Life Corp.	19
2		Prudential Financial, Inc.	124

			327

		Real Estate Investment Trusts (REITs) — 2.3%
5		CBL & Associates Properties, Inc.	106
2		Extra Space Storage, Inc.	64
2		Pennsylvania Real Estate Investment Trust	30
3		RLJ Lodging Trust	61

			261

		Thrifts & Mortgage Finance — 0.4%
1		Ocwen Financial Corp. (a)	46

		Total Financials	1,654

		Health Care — 13.4%
		Biotechnology — 3.2%
1		Amgen, Inc.	114
—	(h)	Biogen Idec, Inc. (a)	59
2		Gilead Sciences, Inc. (a)	132
2		Vertex Pharmaceuticals, Inc. (a)	68

			373

		Health Care Equipment & Supplies — 2.7%
1		Baxter International, Inc.	69
2		Covidien plc, (Ireland)	108
3		Hologic, Inc. (a)	59
2		Medtronic, Inc.	80

			316

		Health Care Providers & Services — 3.5%
2		AmerisourceBergen Corp.	66
1		Express Scripts Holding Co. (a)	36
1		McKesson Corp.	63
4		UnitedHealth Group, Inc.	239

			404

		Pharmaceuticals — 4.0%
3		Merck & Co., Inc.	128

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — Continued
14		Pfizer, Inc.	344

			472

		Total Health Care	1,565

		Industrials — 7.5%
		Aerospace & Defense — 1.8%
2		General Dynamics Corp.	118
1		Honeywell International, Inc.	86

			204

		Airlines — 0.2%
1		United Continental Holdings, Inc. (a)	23

		Building Products — 0.3%
1		Trex Co., Inc. (a)	37

		Construction & Engineering — 1.5%
2		Chicago Bridge & Iron Co. N.V., (Netherlands)	112
2		KBR, Inc.	66

			178

		Electrical Equipment — 0.6%
1		Eaton Corp. plc, (Ireland)	72

		Industrial Conglomerates — 0.6%
1		Danaher Corp.	67

		Machinery — 1.4%
2		Actuant Corp., Class A	65
—	(h)	Parker Hannifin Corp.	28
1		Stanley Black & Decker, Inc.	63

			156

		Professional Services — 0.4%
1		Towers Watson & Co., Class A	51

		Road & Rail — 0.7%
1		Norfolk Southern Corp.	80

		Total Industrials	868

		Information Technology — 17.8%
		Communications Equipment — 2.4%
8		Cisco Systems, Inc.	165
1		Harris Corp.	42
1		QUALCOMM, Inc.	76

			283

		Computers & Peripherals — 4.4%
1		Apple, Inc.	480
1		EMC Corp. (a)	27

			507

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Internet Software & Services — 0.5%
1		IAC/InterActiveCorp.	61

		IT Services — 4.0%
1		Alliance Data Systems Corp. (a)	120
1		CSG Systems International, Inc. (a)	15
1		International Business Machines Corp.	153
5		Lender Processing Services, Inc.	112
—	(h)	Visa, Inc., Class A	68

			468

		Semiconductors & Semiconductor Equipment — 2.3%
3		Altera Corp.	109
3		Broadcom Corp., Class A (a)	88
2		Freescale Semiconductor Ltd. (a)	19
1		Lam Research Corp. (a)	51

			267

		Software — 4.2%
1		Adobe Systems, Inc. (a)	31
1		BMC Software, Inc. (a)	30
11		Microsoft Corp.	284
4		Oracle Corp.	118
—	(h)	Workday, Inc., Class A (a)	22

			485

		Total Information Technology	2,071

		Materials — 4.1%
		Chemicals — 3.4%
—	(h)	CF Industries Holdings, Inc.	66
2		LyondellBasell Industries N.V., (Netherlands), Class A	86
1		Monsanto Co.	116
1		PPG Industries, Inc.	125

			393

		Containers & Packaging — 0.7%
1		Bemis Co., Inc.	45
1		Greif, Inc., Class A	37

			82

		Total Materials	475

		Telecommunication Services — 2.7%
		Diversified Telecommunication Services — 2.7%
4		AT&T, Inc.	133
5		CenturyLink, Inc.	176

		Total Telecommunication Services	309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.0%
	Electric Utilities — 1.3%
1	NextEra Energy, Inc.	67
2	NV Energy, Inc.	44
2	PNM Resources, Inc.	40

		151

	Gas Utilities — 0.5%
2	UGI Corp.	59

	Independent Power Producers & Energy Traders — 0.7%
8	AES Corp. (The)	87

	Multi-Utilities — 0.5%
1	Sempra Energy	55

	Total Utilities	352

	Total Common Stocks (Cost $9,314)	11,480

Short-Term Investment — 1.6%
	Investment Company — 1.6%
187	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $187)	187

	Total Investments — 100.3% (Cost $9,501)	11,667
	Liabilities in Excess of Other Assets — (0.3)%	(32)

	NET ASSETS — 100.0%	$11,635

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 8.7%
	Auto Components — 0.2%
51	Delphi Automotive plc, (United Kingdom) (a)	1,958

	Automobiles — 1.4%
896	Ford Motor Co.	11,598
28	Thor Industries, Inc.	1,029

		12,627

	Diversified Consumer Services — 0.4%
181	H&R Block, Inc.	3,357

	Hotels, Restaurants & Leisure — 0.4%
70	Wyndham Worldwide Corp.	3,725

	Household Durables — 0.8%
80	Jarden Corp. (a)	4,141
162	PulteGroup, Inc. (a)	2,937

		7,078

	Internet & Catalog Retail — 0.4%
57	Expedia, Inc.	3,515

	Media — 3.0%
274	CBS Corp. (Non-Voting), Class B	10,407
241	Gannett Co., Inc.	4,349
62	Time Warner Cable, Inc.	5,977
133	Viacom, Inc., Class B	7,014

		27,747

	Multiline Retail — 1.5%
354	Macy’s, Inc.	13,809

	Specialty Retail — 0.6%
64	GameStop Corp., Class A	1,608
58	Home Depot, Inc. (The)	3,594

		5,202

	Total Consumer Discretionary	79,018

	Consumer Staples — 6.5%
	Beverages — 0.8%
99	Constellation Brands, Inc., Class A (a)	3,493
81	Molson Coors Brewing Co., Class B	3,449

		6,942

	Food & Staples Retailing — 1.8%
234	CVS Caremark Corp.	11,328
151	Kroger Co. (The)	3,919
73	Safeway, Inc.	1,322

		16,569

	Food Products — 1.4%
261	Archer-Daniels-Midland Co.	7,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
172	Smithfield Foods, Inc. (a)	3,706
104	Tyson Foods, Inc., Class A	2,023

		12,886

	Household Products — 1.8%
48	Energizer Holdings, Inc.	3,863
78	Kimberly-Clark Corp.	6,594
87	Procter & Gamble Co. (The)	5,873

		16,330

	Personal Products — 0.3%
81	Nu Skin Enterprises, Inc., Class A	3,008

	Tobacco — 0.4%
42	Philip Morris International, Inc.	3,513

	Total Consumer Staples	59,248

	Energy — 15.9%
	Energy Equipment & Services — 0.8%
107	National Oilwell Varco, Inc.	7,313

	Oil, Gas & Consumable Fuels — 15.1%
250	Chevron Corp.	27,008
327	ConocoPhillips	18,986
115	Energy XXI Bermuda Ltd., (Bermuda)	3,708
579	Exxon Mobil Corp.	50,104
516	Marathon Oil Corp.	15,809
73	Marathon Petroleum Corp.	4,612
63	Occidental Petroleum Corp.	4,834
164	Phillips 66	8,695
97	Western Refining, Inc.	2,723

		136,479

	Total Energy	143,792

	Financials — 25.1%
	Capital Markets — 3.0%
307	American Capital Ltd. (a)	3,687
179	Ameriprise Financial, Inc.	11,198
99	Goldman Sachs Group, Inc. (The)	12,673

		27,558

	Commercial Banks — 5.0%
159	BB&T Corp.	4,617
296	Fifth Third Bancorp	4,492
110	PNC Financial Services Group, Inc.	6,436
876	Wells Fargo & Co.	29,933

		45,478

	Consumer Finance — 1.8%
23	Capital One Financial Corp.	1,338

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Consumer Finance — Continued
378	Discover Financial Services	14,580

		15,918

	Diversified Financial Services — 5.1%
1,864	Bank of America Corp.	21,624
625	Citigroup, Inc.	24,744

		46,368

	Insurance — 6.6%
50	Allied World Assurance Co. Holdings AG, (Switzerland)	3,936
382	Allstate Corp. (The)	15,329
288	American International Group, Inc. (a)	10,159
114	Lincoln National Corp.	2,947
45	PartnerRe Ltd., (Bermuda)	3,582
125	Protective Life Corp.	3,584
212	Prudential Financial, Inc.	11,301
69	Torchmark Corp.	3,545
24	Travelers Cos., Inc. (The)	1,752
96	Validus Holdings Ltd., (Bermuda)	3,323

		59,458

	Real Estate Investment Trusts (REITs) — 3.6%
193	Annaly Capital Management, Inc.	2,705
300	Brandywine Realty Trust	3,653
179	CBL & Associates Properties, Inc.	3,790
120	Douglas Emmett, Inc. (m)	2,803
75	EPR Properties	3,454
112	Extra Space Storage, Inc.	4,065
152	Hospitality Properties Trust	3,565
184	Host Hotels & Resorts, Inc.	2,883
29	Mack-Cali Realty Corp.	744
33	Realty Income Corp.	1,343
61	Ventas, Inc.	3,948

		32,953

	Total Financials	227,733

	Health Care — 12.1%
	Biotechnology — 2.7%
166	Amgen, Inc.	14,312
104	Gilead Sciences, Inc. (a)	7,610
50	Vertex Pharmaceuticals, Inc. (a)	2,105

		24,027

	Health Care Providers & Services — 3.3%
22	Aetna, Inc.	1,023
89	Community Health Systems, Inc.	2,733
247	UnitedHealth Group, Inc.	13,381

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
213	WellPoint, Inc.	13,000

		30,137

	Pharmaceuticals — 6.1%
31	Endo Health Solutions, Inc. (a)	804
340	Merck & Co., Inc.	13,936
1,468	Pfizer, Inc.	36,806
303	Warner Chilcott plc, (Ireland), Class A	3,645

		55,191

	Total Health Care	109,355

	Industrials — 7.6%
	Aerospace & Defense — 2.0%
216	General Dynamics Corp.	14,928
53	Northrop Grumman Corp.	3,568

		18,496

	Airlines — 0.7%
57	Alaska Air Group, Inc. (a)	2,443
71	Delta Air Lines, Inc. (a)	846
119	United Continental Holdings, Inc. (a)	2,787

		6,076

	Commercial Services & Supplies — 0.3%
249	Pitney Bowes, Inc.	2,652

	Construction & Engineering — 0.4%
156	AECOM Technology Corp. (a)	3,722

	Industrial Conglomerates — 0.5%
196	General Electric Co.	4,109

	Machinery — 3.1%
304	Ingersoll-Rand plc, (Ireland)	14,575
58	Parker Hannifin Corp.	4,934
72	Pentair Ltd., (Switzerland)	3,559
53	Stanley Black & Decker, Inc.	3,920
36	Terex Corp. (a)	1,020

		28,008

	Professional Services — 0.4%
46	Dun & Bradstreet Corp. (The)	3,626

	Road & Rail — 0.2%
16	Union Pacific Corp.	1,949

	Total Industrials	68,638

	Information Technology — 7.3%
	Communications Equipment — 2.5%
675	Brocade Communications Systems, Inc. (a)	3,599
815	Cisco Systems, Inc.	16,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Communications Equipment — Continued
45		QUALCOMM, Inc.	2,772

			22,392

		Computers & Peripherals — 1.2%
13		Apple, Inc.	6,983
83		Western Digital Corp.	3,522

			10,505

		Electronic Equipment, Instruments & Components — 0.4%
81		Itron, Inc. (a)	3,626

		Internet Software & Services — 0.3%
101		AOL, Inc. (a)	2,997

		IT Services — 0.9%
143		CoreLogic, Inc. (a)	3,849
—	(h)	International Business Machines Corp.	77
175		Lender Processing Services, Inc.	4,306

			8,232

		Semiconductors & Semiconductor Equipment — 1.7%
221		Broadcom Corp., Class A (a)	7,346
146		Freescale Semiconductor Ltd. (a)	1,605
122		Lam Research Corp. (a)	4,397
232		LSI Corp. (a)	1,643
37		Skyworks Solutions, Inc. (a)	741

			15,732

		Software — 0.3%
95		Microsoft Corp.	2,526

		Total Information Technology	66,010

		Materials — 3.8%
		Chemicals — 3.5%
62		CF Industries Holdings, Inc.	12,596
247		Huntsman Corp.	3,934
270		LyondellBasell Industries N.V., (Netherlands), Class A	15,414

			31,944

		Paper & Forest Products — 0.3%
27		Domtar Corp., (Canada)	2,238

		Total Materials	34,182

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 3.7%
640	AT&T, Inc.	21,557
300	CenturyLink, Inc.	11,749

	Total Telecommunication Services	33,306

	Utilities — 6.0%
	Electric Utilities — 4.1%
352	American Electric Power Co., Inc.	15,011
74	Cleco Corp.	2,949
50	Entergy Corp.	3,162
92	FirstEnergy Corp.	3,829
132	NextEra Energy, Inc.	9,098
191	NV Energy, Inc.	3,456

		37,505

	Gas Utilities — 0.4%
108	UGI Corp.	3,536

	Independent Power Producers & Energy Traders — 0.3%
285	AES Corp.	3,044

	Multi-Utilities — 1.2%
56	Consolidated Edison, Inc.	3,116
104	Sempra Energy	7,399

		10,515

	Total Utilities	54,600

	Total Common Stocks (Cost $730,790)	875,882

Short-Term Investment — 4.9%
44,555	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $44,555)	44,555

	Total Investments — 101.6% (Cost $775,345)	920,437
	Liabilities in Excess of Other Assets — (1.6)%	(14,155)

	NET ASSETS — 100.0%	$906,282

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/12	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
20	E-mini S&P 500	03/15/13	$1,420	$(1)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	29

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2012.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund		Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,844,931	$638,503		$415,389
Investments in affiliates, at value	57,642	19,923		9,600

Total investment securities, at value	1,902,573	658,426		424,989
Cash	1	—	(a)	—	(a)
Receivables:
Investment securities sold	15,908	818		296
Fund shares sold	799	254		210
Interest and dividends from non-affiliates	1,752	563		425
Dividends from affiliates	4	1		1
Variation margin on futures contracts	—	—		198

Total Assets	1,921,037	660,062		426,119

LIABILITIES:
Payables:
Investment securities purchased	14,823	5,078		1,933
Fund shares redeemed	523	3,047		260
Accrued liabilities:
Investment advisory fees	1,041	359		231
Administration fees	136	45		30
Shareholder servicing fees	290	93		43
Distribution fees	19	16		49
Custodian and accounting fees	14	7		6
Trustees’ and Chief Compliance Officer’s fees	4	—	(a)	—	(a)
Transfer agent fees	71	156		141
Other	56	41		42

Total Liabilities	16,977	8,842		2,735

Net Assets	$1,904,060	$651,220		$423,384

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$1,969,627	$946,927	$386,345
Accumulated undistributed (distributions in excess of) net investment income	1,454	138	(36)
Accumulated net realized gains (losses)	(464,002)	(437,397)	(61,395)
Net unrealized appreciation (depreciation)	396,981	141,552	98,470

Total Net Assets	$1,904,060	$651,220	$423,384

Net Assets:
Class A	$68,068	$30,298	$125,071
Class B	—	—	7,388
Class C	6,628	13,875	29,185
Class R2	80	578	—
Class R5	526,923	109,727	—
Select Class	1,302,361	496,742	261,740

Total	$1,904,060	$651,220	$423,384

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,626	1,162	7,792
Class B	—	—	513
Class C	257	539	2,025
Class R2	3	22	—
Class R5	20,251	4,213	—
Select Class	49,909	18,978	15,752

Net Asset Value (a):
Class A — Redemption price per share	$25.92	$26.06	$16.05
Class B — Offering price per share (b)	—	—	14.41
Class C — Offering price per share (b)	25.78	25.74	14.41
Class R2 — Offering and redemption price per share	25.66	25.71	—
Class R5 — Offering and redemption price per share	26.02	26.05	—
Select Class — Offering and redemption price per share	26.09	26.18	16.62
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.36	$27.50	$16.94

Cost of investments in non-affiliates	$1,447,950	$496,951	$317,073
Cost of investments in affiliates	57,642	19,923	9,600

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$11,480		$875,882
Investments in affiliates, at value	187		44,555

Total investment securities, at value	11,667		920,437
Cash	—	(a)	—	(a)
Deposits at broker for futures contracts	—		270
Receivables:
Investment securities sold	—		2,274
Fund shares sold	10		1,741
Dividends from non-affiliates	7		884
Dividends from affiliates	—	(a)	3
Variation margin on futures contracts	—		36
Due from Advisor	1		—

Total Assets	11,685		925,645

LIABILITIES:
Payables:
Investment securities purchased	—		17,092
Fund shares redeemed	11		893
Accrued liabilities:
Investment advisory fees	—		251
Shareholder servicing fees	—		169
Distribution fees	3		27
Custodian and accounting fees	6		7
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Transfer agent fees	8		840
Registration fees	3		2
Printing and mailing costs	4		65
Audit fees	15		17

Total Liabilities	50		19,363

Net Assets	$11,635		$906,282

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$15,207	$894,266
Accumulated undistributed (distributions in excess of) net investment income	2	556
Accumulated net realized gains (losses)	(5,740)	(133,631)
Net unrealized appreciation (depreciation)	2,166	145,091

Total Net Assets	$11,635	$906,282

Net Assets:
Class A	$8,109	$61,145
Class C	2,064	22,246
Class R2	—	778
Class R5	—	55,979
Class R6	—	22,657
Select Class	1,462	743,477

Total	$11,635	$906,282

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	364	2,362
Class C	94	866
Class R2	—	30
Class R5	—	2,151
Class R6	—	871
Select Class	66	28,628

Net Asset Value (a):
Class A — Redemption price per share	$22.25	$25.89
Class C — Offering price per share (b)	21.95	25.68
Class R2 — Offering and redemption price per share	—	25.84
Class R5 — Offering and redemption price per share	—	26.02
Class R6 — Offering and redemption price per share	—	26.02
Select Class — Offering and redemption price per share	22.32	25.97
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.48	$27.32

Cost of investments in non-affiliates	$9,314	$730,790
Cost of investments in affiliates	187	44,555

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2012 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	$1
Dividend income from non-affiliates	28,264		7,858	5,157
Dividend income from affiliates	31		10	6
Income from securities lending (net)	—		—	13

Total investment income	28,295		7,868	5,177

EXPENSES:
Investment advisory fees	6,149		2,183	1,405
Administration fees	815		289	186
Distribution fees:
Class A	93		40	156
Class B	—		—	28
Class C	26		55	108
Class R2	—	(a)	1	—
Shareholder servicing fees:
Class A	93		40	156
Class B	—		—	9
Class C	9		18	36
Class R2	—	(a)	— (a)	—
Class R5	114		28	—
Select Class	1,694		642	339
Custodian and accounting fees	41		20	17
Professional fees	28		26	23
Trustees’ and Chief Compliance Officer’s fees	10		4	3
Printing and mailing costs	44		26	35
Registration and filing fees	30		27	26
Transfer agent fees	132		138	210
Other	13		5	11

Total expenses	9,291		3,542	2,748

Less amounts waived	(222)		(218)	(300)

Net expenses	9,069		3,324	2,448

Net investment income (loss)	19,226		4,544	2,729

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,151		15,139	4,724
Futures	2,444		989	1,365

Net realized gain (loss)	25,595		16,128	6,089

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	83,091		14,472	23,292
Futures	(1,396)		(687)	(72)

Change in net unrealized appreciation/depreciation	81,695		13,785	23,220

Net realized/unrealized gains (losses)	107,290		29,913	29,309

Change in net assets resulting from operations	$126,516		$34,457	$32,038

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Multi Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$127	$12,959
Dividend income from affiliates	— (a)	15
Income from securities lending (net)	—	—	(a)

Total investment income	127	12,974

EXPENSES:
Investment advisory fees	33	2,877
Administration fees	5	381
Distribution fees:
Class A	9	76
Class C	7	83
Class R2	—	—	(a)
Shareholder servicing fees:
Class A	9	76
Class C	2	28
Class R2	—	—	(a)
Class R5	—	14
Select Class	2	909
Custodian and accounting fees	15	23
Professional fees	23	29
Trustees’ and Chief Compliance Officer’s fees	— (a)	5
Printing and mailing costs	3	74
Registration and filing fees	14	40
Transfer agent fees	9	850
Other	3	6

Total expenses	134	5,471

Less amounts waived	(51)	(1,915)
Less expense reimbursements	(16)	—

Net expenses	67	3,556

Net investment income (loss)	60	9,418

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	206	8,710
Futures	10	578

Net realized gain (loss)	216	9,288

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	354	57,817
Futures	(2)	(428)

Change in net unrealized appreciation/depreciation	352	57,389

Net realized/unrealized gains (losses)	568	66,677

Change in net assets resulting from operations	$628	$76,095

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,226	$18,891	$4,544	$4,333
Net realized gain (loss)	25,595	19,272	16,128	21,282
Change in net unrealized appreciation/depreciation	81,695	(1,415)	13,785	(6,900)

Change in net assets resulting from operations	126,516	36,748	34,457	18,715

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,068)	(431)	(221)	(87)
Class C
From net investment income	(70)	—	(29)	—
Class R2
From net investment income	(1)	— (a)	(5)	— (a)
Class R5
From net investment income	(10,815)	(3,672)	(1,300)	(790)
Select Class
From net investment income	(24,714)	(11,474)	(4,926)	(2,710)

Total distributions to shareholders	(36,668)	(15,577)	(6,481)	(3,587)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,928)	96,366	(33,265)	(39,626)

NET ASSETS:
Change in net assets	71,920	117,537	(5,289)	(24,498)
Beginning of period	1,832,140	1,714,603	656,509	681,007

End of period	$1,904,060	$1,832,140	$651,220	$656,509

Accumulated undistributed (distributions in excess of) net investment income	$1,454	$18,896	$138	$2,075

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,729	$3,324	$60	$59
Net realized gain (loss)	6,089	6,579	216	686
Change in net unrealized appreciation/depreciation	23,220	(31,641)	352	(792)

Change in net assets resulting from operations	32,038	(21,738)	628	(47)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(607)	(902)	(86)	(74)
Class B
From net investment income	(20)	(29)	—	—
Class C
From net investment income	(82)	(106)	(13)	(10)
Select Class
From net investment income	(1,496)	(2,535)	(18)	(15)

Total distributions to shareholders	(2,205)	(3,572)	(117)	(99)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(34,243)	(17,403)	884	(2,420)

NET ASSETS:
Change in net assets	(4,410)	(42,713)	1,395	(2,566)
Beginning of period	427,794	470,507	10,240	12,806

End of period	$423,384	$427,794	$11,635	$10,240

Accumulated undistributed (distributions in excess of) net investment income	$(36)	$(560)	$2	$59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,418	$14,221
Net realized gain (loss)	9,288	(31,157)
Change in net unrealized appreciation/depreciation	57,389	3,865

Change in net assets resulting from operations	76,095	(13,071)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(567)	(1,007)
Class C
From net investment income	(163)	(264)
Class R2
From net investment income	(1)	(1)
Class R5
From net investment income	(602)	(898)
Class R6
From net investment income	(223)	(530)
Select Class
From net investment income	(7,377)	(11,743)

Total distributions to shareholders	(8,933)	(14,443)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(20,701)	(75,090)

NET ASSETS:
Change in net assets	46,461	(102,604)
Beginning of period	859,821	962,425

End of period	$906,282	$859,821

Accumulated undistributed (distributions in excess of) net investment income	$556	$71

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,903	$54,229	$1,990	$4,240
Dividends and distributions reinvested	1,060	428	211	84
Cost of shares redeemed	(27,319)	(24,386)	(5,251)	(14,288)

Change in net assets resulting from Class A capital transactions	$(17,356)	$30,271	$(3,050)	$(9,964)

Class C
Proceeds from shares issued	$95	$277	$645	$830
Dividends and distributions reinvested	65	—	24	—
Cost of shares redeemed	(1,023)	(2,695)	(1,728)	(4,559)

Change in net assets resulting from Class C capital transactions	$(863)	$(2,418)	$(1,059)	$(3,729)

Class R2
Proceeds from shares issued	$—	$—	$235	$307
Dividends and distributions reinvested	1	— (a)	4	— (a)
Cost of shares redeemed	—	—	(47)	(9)

Change in net assets resulting from Class R2 capital transactions	$1	$— (a)	$192	$298

Class R5
Proceeds from shares issued	$100,516	$126,573	$5,759	$18,112
Dividends and distributions reinvested	10,815	3,672	1,300	790
Cost of shares redeemed	(14,189)	(15,017)	(8,793)	(25,313)

Change in net assets resulting from Class R5 capital transactions	$97,142	$115,228	$(1,734)	$(6,411)

Select Class
Proceeds from shares issued	$60,359	$174,790	$27,933	$59,824
Dividends and distributions reinvested	922	398	268	149
Cost of shares redeemed	(158,133)	(221,903)	(55,815)	(79,793)

Change in net assets resulting from Select Class capital transactions	$(96,852)	$(46,715)	$(27,614)	$(19,820)

Total change in net assets resulting from capital transactions	$(17,928)	$96,366	$(33,265)	$(39,626)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	344	2,380	76	176
Reinvested	40	19	8	4
Redeemed	(1,046)	(1,041)	(203)	(598)

Change in Class A Shares	(662)	1,358	(119)	(418)

Class C
Issued	3	12	25	36
Reinvested	3	—	1	—
Redeemed	(40)	(115)	(67)	(195)

Change in Class C Shares	(34)	(103)	(41)	(159)

Class R2
Issued	—	—	9	12
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	—	—	(2)	— (a)

Change in Class R2 Shares	— (a)	— (a)	7	12

Class R5
Issued	3,838	5,382	222	752
Reinvested	410	164	49	35
Redeemed	(551)	(636)	(336)	(1,051)

Change in Class R5 Shares	3,697	4,910	(65)	(264)

Select Class
Issued	2,345	7,481	1,078	2,516
Reinvested	35	18	10	6
Redeemed	(6,025)	(9,335)	(2,099)	(3,336)

Change in Select Class Shares	(3,645)	(1,836)	(1,011)	(814)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,804	$21,079	$2,130	$1,923
Dividends and distributions reinvested	594	890	85	74
Cost of shares redeemed	(16,979)	(30,955)	(1,800)	(3,790)

Change in net assets resulting from Class A capital transactions	$(5,581)	$(8,986)	$415	$(1,793)

Class B
Proceeds from shares issued	$73	$97	$—	$—
Dividends and distributions reinvested	20	28	—	—
Cost of shares redeemed	(1,016)	(2,469)	—	—

Change in net assets resulting from Class B capital transactions	$(923)	$(2,344)	$—	$—

Class C
Proceeds from shares issued	$2,688	$6,681	$469	$89
Dividends and distributions reinvested	78	101	12	9
Cost of shares redeemed	(3,568)	(7,645)	(245)	(638)

Change in net assets resulting from Class C capital transactions	$(802)	$(863)	$236	$(540)

Select Class
Proceeds from shares issued	$11,441	$37,997	$263	$115
Dividends and distributions reinvested	152	338	7	4
Cost of shares redeemed	(38,530)	(43,545)	(37)	(206)

Change in net assets resulting from Select Class capital transactions	$(26,937)	$(5,210)	$233	$(87)

Total change in net assets resulting from capital transactions	$(34,243)	$(17,403)	$884	$(2,420)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	692	1,439	96	95
Reinvested	37	60	4	4
Redeemed	(1,090)	(2,144)	(83)	(203)

Change in Class A Shares	(361)	(645)	17	(104)

Class B
Issued	5	7	—	—
Reinvested	1	2	—	—
Redeemed	(73)	(190)	—	—

Change in Class B Shares	(67)	(181)	—	—

Class C
Issued	192	506	21	5
Reinvested	6	8	— (a)	1
Redeemed	(256)	(592)	(11)	(34)

Change in Class C Shares	(58)	(78)	10	(28)

Select Class
Issued	729	2,568	13	6
Reinvested	9	22	— (a)	— (a)
Redeemed	(2,373)	(2,955)	(2)	(11)

Change in Select Class Shares	(1,635)	(365)	11	(5)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Intrepid Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,319	$7,225
Dividends and distributions reinvested	549	975
Cost of shares redeemed	(10,410)	(27,020)

Change in net assets resulting from Class A capital transactions	$(4,542)	$(18,820)

Class C
Proceeds from shares issued	$1,343	$1,276
Dividends and distributions reinvested	140	212
Cost of shares redeemed	(3,002)	(8,712)

Change in net assets resulting from Class C capital transactions	$(1,519)	$(7,224)

Class R2
Proceeds from shares issued	$716	$—
Dividends and distributions reinvested	1	1
Cost of shares redeemed	(13)	—

Change in net assets resulting from Class R2 capital transactions	$704	$1

Class R5
Proceeds from shares issued	$2,420	$11,186
Dividends and distributions reinvested	602	898
Cost of shares redeemed	(3,322)	(9,351)

Change in net assets resulting from Class R5 capital transactions	$(300)	$2,733

Class R6
Proceeds from shares issued	$2,340	$18,438
Dividends and distributions reinvested	61	362
Cost of shares redeemed	(125)	(30,975)

Change in net assets resulting from Class R6 capital transactions	$2,276	$(12,175)

Select Class
Proceeds from shares issued	$121,453	$303,999
Dividends and distributions reinvested	5,265	7,270
Cost of shares redeemed	(144,038)	(350,874)

Change in net assets resulting from Select Class capital transactions	$(17,320)	$(39,605)

Total change in net assets resulting from capital transactions	$(20,701)	$(75,090)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2012 (Unaudited)	Year Ended 6/30/2012
SHARE TRANSACTIONS:
Class A
Issued	214	315
Reinvested	21	43
Redeemed	(419)	(1,229)

Change in Class A Shares	(184)	(871)

Class C
Issued	52	56
Reinvested	6	10
Redeemed	(120)	(387)

Change in Class C Shares	(62)	(321)

Class R2
Issued	27	—
Reinvested	— (a)	— (a)
Redeemed	— (a)	—

Change in Class R2 Shares	27	— (a)

Class R5
Issued	94	482
Reinvested	23	39
Redeemed	(131)	(412)

Change in Class R5 Shares	(14)	109

Class R6
Issued	92	756
Reinvested	2	16
Redeemed	(5)	(1,308)

Change in Class R6 Shares	89	(536)

Select Class
Issued	4,800	13,182
Reinvested	202	320
Redeemed	(5,699)	(15,567)

Change in Select Class Shares	(697)	(2,065)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$24.68	$0.22	(f)(g)	$1.43	$1.65	$(0.41)	$—	$(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)
Year Ended June 30, 2010	16.41	0.13	(f)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(f)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(f)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)

Class C
Six Months Ended December 31, 2012 (Unaudited)	24.48	0.16	(f)(g)	1.41	1.57	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(f)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(f)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(f)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	24.43	0.19	(f)(g)	1.41	1.60	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(f)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	17.58	0.13	(f)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	24.84	0.29	(f)(g)	1.44	1.73	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(f)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(f)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(f)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	24.88	0.26	(f)(g)	1.44	1.70	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(f)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(f)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(f)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.13, $0.06, $0.10, $0.19 and $0.16 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.97%, 0.47%, 0.74%, 1.48% and 1.23% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Includes interest expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.92	6.68%	$68,068	1.24%		1.72	%(g)	1.26%	26%
24.68	1.26	81,139	1.25		0.82		1.27	95
24.55	33.39	47,376	1.24		0.77		1.28	102
18.54	14.96	49,927	1.25		0.64		1.29	108
16.41	(29.40)	56,213	1.25		1.25		1.32	125
24.32	(13.63)	106,108	1.26	(h)	0.67		1.29	89

25.78	6.42	6,628	1.74		1.21	(g)	1.76	26
24.48	0.78	7,117	1.75		0.31		1.78	95
24.29	32.74	9,570	1.74		0.28		1.78	102
18.33	14.37	10,221	1.75		0.14		1.79	108
16.28	(29.78)	11,270	1.75		0.73		1.81	125
24.09	(14.02)	24,579	1.76	(h)	0.16		1.79	89

25.66	6.55	80	1.49		1.48	(g)	1.51	26
24.43	1.03	75	1.50		0.56		1.52	95
24.21	33.04	74	1.49		0.59		1.53	102
18.36	14.68	105	1.50		0.47		1.54	108
16.29	(2.49)	49	1.50		1.30		1.59	125

26.02	6.94	526,923	0.79		2.23	(g)	0.82	26
24.84	1.74	411,202	0.79		1.28		0.82	95
24.69	34.02	287,527	0.79		1.14		0.83	102
18.65	15.49	105,092	0.80		1.12		0.84	108
16.47	(29.11)	84,934	0.80		1.73		0.87	125
24.46	(13.23)	128,967	0.80		1.15		0.84	89

26.09	6.82	1,302,361	0.99		1.98	(g)	1.01	26
24.88	1.52	1,332,607	1.00		1.07		1.02	95
24.73	33.69	1,370,056	0.99		1.04		1.03	102
18.68	15.28	1,259,093	1.00		0.90		1.04	108
16.51	(29.24)	1,445,890	1.00		1.47		1.06	125
24.47	(13.42)	3,209,267	1.00		0.89		1.03	89

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$25.00	$0.14	(f)(g)	$1.11	$1.25	$(0.19)	$—	$(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)	—	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)	—	(0.14)
Year Ended June 30, 2010	15.79	0.07	(f)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(f)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)

Class C
Six Months Ended December 31, 2012 (Unaudited)	24.64	0.08	(f)(g)	1.07	1.15	(0.05)	—	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—	—	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(f)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(f)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	24.72	0.11	(f)(g)	1.09	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)	—	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(f)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(f)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	25.05	0.20	(f)(g)	1.11	1.31	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)	—	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(f)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(f)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	25.15	0.18	(f)(g)	1.11	1.29	(0.26)	—	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)	—	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(f)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(f)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.08, $0.02, $0.05, $0.14 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.63%, 0.13%, 0.42%, 1.08% and 0.90% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$26.06	4.98%	$30,298	1.24%	1.08	%(g)	1.31%	26%
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129
17.93	14.32	41,167	1.25	0.36		1.34	118
15.79	(27.88)	49,749	1.25	0.53		1.37	121
22.03	(8.54)	112,249	1.25	0.07		1.30	130

25.74	4.68	13,875	1.74	0.58	(g)	1.80	26
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129
17.70	13.78	18,827	1.75	(0.14)		1.84	118
15.59	(28.26)	21,746	1.75	0.04		1.87	121
21.73	(9.03)	45,171	1.75	(0.43)		1.80	130

25.71	4.85	578	1.49	0.87	(g)	1.55	26
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129
17.76	14.10	57	1.50	0.11		1.59	118
15.65	0.07	50	1.50	0.80		1.68	121

26.05	5.22	109,727	0.79	1.54	(g)	0.86	26
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129
17.98	14.86	86,795	0.80	0.81		0.89	118
15.83	(27.55)	74,460	0.80	0.99		0.92	121
22.15	(8.15)	154,884	0.80	0.52		0.85	130

26.18	5.11	496,742	0.99	1.35	(g)	1.06	26
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129
18.04	14.64	398,110	1.00	0.61		1.09	118
15.88	(27.72)	495,872	1.00	0.66		1.10	121
22.15	(8.36)	1,914,001	1.00	0.32		1.05	130

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$14.99	$0.09	(f)(g)	$1.05	$1.14	$(0.08)	$—	$(0.08)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)
Year Ended June 30, 2010	9.53	0.07	(f)	2.02	2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(f)	(4.61)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(f)	(2.37)	(2.33)	(0.05)	(1.80)	(1.85)

Class B
Six Months Ended December 31, 2012 (Unaudited)	13.47	0.04	(f)(g)	0.94	0.98	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.22	—	(f)(h)	(0.70)	(0.70)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.44	(0.04	)(f)	3.83	3.79	(0.01)	—	(0.01)
Year Ended June 30, 2010	8.63	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(f)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Class C
Six Months Ended December 31, 2012 (Unaudited)	13.48	0.04	(f)(g)	0.93	0.97	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2010	8.64	(0.01	)(f)	1.84	1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(f)	(4.21)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(f)	(2.19)	(2.24)	(0.01)	(1.80)	(1.81)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	15.51	0.11	(f)(g)	1.09	1.20	(0.09)	—	(0.09)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)
Year Ended June 30, 2010	9.84	0.11	(f)	2.08	2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(f)	(4.75)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(f)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.04, $(0.01), $(0.01) and $0.06 for Class A, Class B, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.53%, (0.11)%, (0.11)% and 0.78% for Class A, Class B, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.05	7.58%	$125,071	1.23%	1.16	%(g)	1.38%	17%
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47
11.54	21.93	120,375	1.24	0.63		1.43	65
9.53	(30.94)	105,702	1.24	1.22		1.55	64
14.39	(13.02)	190,093	1.24	0.23		1.37	109

14.41	7.27	7,388	1.86	0.51	(g)	1.88	17
13.47	(4.94)	7,805	1.88	0.03		1.88	51
14.22	36.35	10,830	1.89	(0.34)		1.89	47
10.44	21.15	10,845	1.93	(0.06)		1.93	65
8.63	(31.38)	11,745	1.85	0.60		2.04	64
13.11	(13.61)	22,749	1.83	(0.37)		1.87	109

14.41	7.20	29,185	1.87	0.52	(g)	1.88	17
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47
10.45	21.14	22,273	1.92	(0.06)		1.93	65
8.64	(31.35)	16,706	1.85	0.61		2.05	64
13.12	(13.60)	31,298	1.83	(0.36)		1.87	109

16.62	7.76	261,740	0.98	1.41	(g)	1.13	17
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47
11.92	22.23	202,190	0.99	0.88		1.18	65
9.84	(30.77)	224,925	0.99	1.48		1.30	64
14.83	(12.89)	391,384	0.99	0.46		1.12	109

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$21.13	$0.14	(f)(g)	$1.22	$1.36	$(0.24)	$—	$(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)	—	(0.04)
Year Ended June 30, 2010	13.42	0.05	(f)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(f)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(f)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)

Class C
Six Months Ended December 31, 2012 (Unaudited)	20.81	0.08	(f)(g)	1.20	1.28	(0.14)	—	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(f)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(f)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(f)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	21.21	0.17	(f)(g)	1.23	1.40	(0.29)	—	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(f)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(f)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(f)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, $0.04 and $0.12 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.83%, 0.33% and 1.09% for Class A, Class C and Select Class Shares, respectively.
(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.25	6.42%	$8,109	1.25%		1.24	%(g)	2.54%	29%
21.13	3.83	7,329	1.25		0.68		2.51	57
20.60	33.71	9,291	1.25		0.91		2.44	75
15.44	16.36	7,503	1.25		0.30		2.59	145
13.42	(32.17)	6,582	1.25		1.01		2.60	105
19.88	(17.88)	11,456	1.25		0.43		1.80	108

21.95	6.12	2,064	1.75		0.74	(g)	3.04	29
20.81	3.33	1,747	1.75		0.19		3.02	57
20.25	33.05	2,266	1.75		0.43		2.94	75
15.22	15.73	2,302	1.75		(0.21)		3.10	145
13.27	(32.47)	2,384	1.75		0.49		3.07	105
19.65	(18.34)	4,904	1.76	(h)	(0.07)		2.30	108

22.32	6.56	1,462	1.00		1.51	(g)	2.29	29
21.21	4.09	1,164	1.00		0.94		2.28	57
20.70	34.04	1,249	1.00		1.13		2.19	75
15.51	16.65	897	1.00		0.54		2.37	145
13.46	(32.01)	1,102	1.00		1.25		2.17	105
19.97	(17.67)	5,310	1.00		0.60		1.46	108

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2012 (Unaudited)	$23.99	$0.25	(f)(g)	$1.89	$2.14	$(0.24)	$—	$(0.24)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)
Year Ended June 30, 2010	16.47	0.19	(f)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(f)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(f)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)

Class C
Six Months Ended December 31, 2012 (Unaudited)	23.80	0.19	(f)(g)	1.88	2.07	(0.19)	—	(0.19)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)
Year Ended June 30, 2010	16.37	0.09	(f)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(f)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(f)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)

Class R2
Six Months Ended December 31, 2012 (Unaudited)	23.95	0.19	(f)(g)	1.91	2.10	(0.21)	—	(0.21)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.46	0.14	(f)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008 (h) through June 30, 2009	18.03	0.21	(f)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2012 (Unaudited)	24.10	0.30	(f)(g)	1.90	2.20	(0.28)	—	(0.28)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)
Year Ended June 30, 2010	16.53	0.27	(f)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(f)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(f)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)

Class R6
Six Months Ended December 31, 2012 (Unaudited)	24.10	0.30	(f)(g)	1.91	2.21	(0.29)	—	(0.29)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (h) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2012 (Unaudited)	24.06	0.27	(f)(g)	1.90	2.17	(0.26)	—	(0.26)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.51	0.24	(f)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(f)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(f)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.19, $0.13, $0.13, $0.24, $0.25 and $0.22 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 1.53%, 1.04%, 1.04%, 1.89%, 1.93% and 1.69% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.89	8.93%	$61,145	0.94%	1.97	%(g)	1.46%	17%
23.99	0.14	61,097	0.95	1.54		1.47	82
24.35	32.01	83,202	0.97	1.34		1.40	72
18.64	14.23	82,062	1.11	0.95		1.44	113
16.47	(28.20)	90,931	1.25	2.06		1.54	107
23.48	(17.73)	162,876	1.25	1.33		1.42	78

25.68	8.68	22,246	1.44	1.48	(g)	1.96	17
23.80	(0.37)	22,086	1.45	1.04		1.96	82
24.16	31.30	30,172	1.47	0.84		1.90	72
18.53	13.70	30,368	1.61	0.45		1.94	113
16.37	(28.57)	31,875	1.75	1.56		2.04	107
23.37	(18.13)	58,298	1.75	0.84		1.92	78

25.84	8.79	778	1.19	1.48	(g)	1.71	17
23.95	(0.09)	70	1.20	1.29		1.73	82
24.31	31.65	70	1.21	1.07		1.65	72
18.63	13.98	53	1.36	0.70		1.69	113
16.46	(7.15)	46	1.50	2.02		1.87	107

26.02	9.13	55,979	0.59	2.33	(g)	1.01	17
24.10	0.49	52,183	0.60	1.88		1.03	82
24.46	32.45	50,276	0.60	1.60		0.94	72
18.71	14.75	17,566	0.66	1.37		0.99	113
16.53	(27.87)	7,933	0.80	2.50		1.10	107
23.54	(17.34)	11,733	0.80	1.68		0.94	78

26.02	9.15	22,657	0.54	2.38	(g)	0.97	17
24.10	0.54	18,840	0.55	1.86		0.97	82
24.46	15.96	32,237	0.54	1.48		0.87	72

25.97	9.01	743,477	0.79	2.13	(g)	1.21	17
24.06	0.29	705,545	0.80	1.70		1.22	82
24.42	32.17	766,468	0.80	1.44		1.14	72
18.70	14.61	138,337	0.86	1.20		1.19	113
16.51	(28.07)	92,507	1.00	2.31		1.30	107
23.54	(17.51)	130,928	1.00	1.60		1.17	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The Investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The Investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The Investment objective of both the Intrepid Multi Cap Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) , a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities (a)	$1,902,573	$—	$—	$1,902,573

Intrepid Growth Fund
Total Investments in Securities (a)	$658,426	$—	$—	$658,426

Intrepid Mid Cap Fund
Total Investments in Securities (b)	$424,273	$716	$—	$424,989

Appreciation in Other Financial Instruments
Futures Contracts	$154	$—	$—	$154

Intrepid Multi Cap Fund
Total Investments in Securities (a)	$11,667	$—	$—	$11,667

Intrepid Value Fund
Total Investments in Securities (a)	$920,437	$—	$—	$920,437

Depreciation in Other Financial Instruments
Futures Contracts	$(1)	$—	$—	$(1)

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2012.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

B. Futures Contracts — The Funds use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2012 (amounts in thousands):

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund	Intrepid Multi Cap Fund		Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$57,132	(a)	$18,558	(b)	$10,723	$195	(b)	$19,875
Ending Notional Balance Long	—		—		8,756	—		1,420

(a)	For the period July 1, 2012 through November 30, 2012.
(b)	For the period July 1, 2012 through October 31, 2012.

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers approved by the Advisor in order to generate additional income. Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending (“GSAL”) serves as lending agent for each Fund except Intrepid Multi Cap Fund pursuant to a Securities Lending Agreement (the “GSAL Securities Lending Agreement”). The Funds receive cash collateral, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund (“Collateral Investments”). Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on Collateral Investments, net amount of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2012, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid Mid Cap Fund	$	—(a)
Intrepid Value Fund		—(a)

(a)	Amount rounds to less than $1,000.

At the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The GSAL Securities Lending Agreement requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2012, there were no securities out on loan.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GSAL has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Advisor waived fees associated with the following Funds’ investment of collateral in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid Mid Cap Fund	$—	(a)
Intrepid Value Fund	—	(a)

(a)	Amount rounds to less than $1,000.

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publically available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.65% of each Funds’ average daily net assets.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075%

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2012, the annualized effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Intrepid America Fund	$1		$—	(a)
Intrepid Growth Fund	2		—	(a)
Intrepid Mid Cap Fund	29		1
Intrepid Multi Cap Fund	—	(a)	—	(a)
Intrepid Value Fund	2		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

The expense limitation agreements were in effect for the six months ended December 31, 2012. The contractual expense limitation percentages in the table above are in place until at least October 31, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2012. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$168	$168	$—
Intrepid Growth Fund	—	32	168	200	—
Intrepid Mid Cap Fund	3	—	286	289	—
Intrepid Multi Cap Fund	33	5	13	51	16
Intrepid Value Fund	1,470	381	42	1,893	—

	Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Intrepid Mid Cap Fund	$—	(a)	$—	$1	$1

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2012 was as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Intrepid America Fund	$54
Intrepid Growth Fund	18
Intrepid Mid Cap Fund	10
Intrepid Value Fund	22

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2012, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the six months ended December 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 (Unaudited) (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2012, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$469,965	$521,647	$—	$—
Intrepid Growth Fund	170,553	197,954	—	—
Intrepid Mid Cap Fund	69,030	101,296	715	730
Intrepid Multi Cap Fund	3,898	2,943	—	—
Intrepid Value Fund	141,315	156,300	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,505,592	$415,233	$18,252	$396,981
Intrepid Growth Fund	516,874	147,920	6,368	141,552
Intrepid Mid Cap Fund	326,673	109,042	10,726	98,316
Intrepid Multi Cap Fund	9,501	2,304	138	2,166
Intrepid Value Fund	775,345	152,744	7,652	145,092

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2012, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Intrepid Value Fund	$13,137	$—

At June 30, 2012, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Intrepid America Fund	$107,685	$365,524	$473,209
Intrepid Growth Fund	195,957	252,490	448,447
Intrepid Mid Cap Fund	—	59,938	59,938
Intrepid Multi Cap Fund	2,371	3,432	5,803
Intrepid Value Fund	23,411	64,844	88,255

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2012, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	45.1%	25.4%
Intrepid Growth Fund	58.9	n/a
Intrepid Mid Cap Fund	54.4	n/a

Additionally, Intrepid Mid Cap Fund and Intrepid Multi Cap Fund each have a shareholder which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2012, and continued to hold your shares at the end of the reporting period, December 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,066.80	$6.46	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,064.20	9.05	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,065.50	7.76	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R5
Actual	1,000.00	1,069.40	4.12	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,068.20	5.16	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Intrepid Growth Fund
Class A
Actual	1,000.00	1,049.80	6.41	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,046.80	8.98	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class R2
Actual	1,000.00	1,048.50	7.69	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

	Beginning Account Value, July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R5
Actual	$1,000.00	$1,052.20	$4.09	0.79%
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	1,051.10	5.12	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,075.80	6.44	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class B
Actual	1,000.00	1,072.70	9.72	1.86
Hypothetical	1,000.00	1,015.83	9.45	1.86
Class C
Actual	1,000.00	1,072.00	9.77	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Select Class
Actual	1,000.00	1,077.60	5.13	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

Intrepid Multi Cap Fund
Class A
Actual	1,000.00	1,064.20	6.50	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,061.20	9.09	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	1,065.60	5.21	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

Intrepid Value Fund
Class A
Actual	1,000.00	1,089.30	4.95	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,086.80	7.57	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class R2
Actual	1,000.00	1,087.90	6.26	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R5
Actual	1,000.00	1,091.30	3.11	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,091.50	2.85	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Select Class
Actual	1,000.00	1,090.10	4.16	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to the Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trusts and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trusts and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered that the Advisor currently uses third-party soft dollar arrangements with respect to securities transactions it executes for these Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. With respect to the Intrepid Mid Cap Fund, the Trustees also considered the fees paid to JPMCB, the former securities lending agent during the review period. Effective March 1, 2011, Intrepid Mid Cap Fund retained an unaffiliated securities lending agent.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	69

classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the third, second and fourth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the second, second and third quintiles for Class A shares and in the first, second, and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the second, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the second, third and fifth quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the second, second and third quintiles, for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth quintile, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2012

and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for both Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2012	J.P. MORGAN INTREPID FUNDS	71

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. December 2012.	SAN-INT-1212

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
March 6, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 6, 2013